As filed with the U.S. Securities and Exchange Commission on February 28, 2001


                    Registration Nos. 333-11125 and 811-07795

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 33


                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 34
                            J.P. MORGAN SERIES TRUST
                           (formerly JPM Series Trust)
               (Exact Name of Registrant as Specified in Charter)


            60 State Street, Suite 1300, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 557-0700

                Margaret W. Chambers, c/o Funds Distributor, Inc.
            60 State Street, Suite 1300, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

      Copy to:            John E. Baumgardner, Jr., Esq.
                          Sullivan & Cromwell
                          125 Broad Street
                          New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):


|_| Immediately upon filing pursuant to paragraph (b)
|X| on February 28, 2001 pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|_| on (date) pursuant to paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on (date) pursuant to paragraph (a)(2) of Rule 485(b).

                                EXPLANATORY NOTE


      This post-effective amendment No. 33 to the registration statement of J.P. Morgan Series Trust (the "Registrant") on Form N-1A to update the registrant's disclosure in the Prospectuses and Statements of Additional Information relating to the J.P. Morgan Global 50 Fund, J.P. Morgan Tax Aware U.S. Equity Fund, J.P. Morgan Institutional Tax Aware Disciplined Equity Fund, J.P. Morgan Institutional Tax Aware U.S. Equity Fund, J.P. Morgan Global Healthcare Fund, J.P. Morgan Institutional Global Healthcare Fund, J.P. Morgan Global Healthcare Fund - Advisor Shares, J.P. Morgan Global Technology and Telecommunications Fund, J.P. Morgan Institutional Global Technology and Telecommunications Fund, J.P. Morgan Global Technology and Telecommunications Fund - Advisor Shares, J.P. Morgan Institutional Enhanced Income Fund, J.P. Morgan Institutional Enhanced Income Fund--Ultra, J.P. Morgan Enhanced Income Fund, J.P. Morgan Tax Aware Enhanced Income Fund and J.P. Morgan Institutional Tax Aware Enhanced Income Fund (the "Funds"), a series of shares of the Registrant to include updated financial information for the fiscal year ended October 31, 2000 and to update other information in the registration statement.

--------------------------------------------------------------------------------
                                          MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------

J.P. MORGAN GLOBAL 50 FUND

                                               ---------------------------------
                                               A global equity fund seeking high
                                               total return from a concentrated
                                               portfolio of stocks

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

      2 |   J.P. MORGAN GLOBAL 50 FUND

            The fund's goal,  principal strategies,
                      principal risks,  performance
                                      and expenses

            Fund description ..................................................2

            Investor expenses .................................................3

      4 |   GLOBAL EQUITY MANAGEMENT APPROACH

            J.P. Morgan .......................................................4

            J.P. Morgan Global 50 Fund ........................................4

            Who may want to invest ............................................4

            Global equity investment process ..................................5

      6 |   YOUR INVESTMENT

            Investing in the J.P. Morgan
                          Global 50 Fund

            Investing through a financial professional ........................6

            Investing through an employer-sponsored retirement plan ...........6

            Investing through an IRA or rollover IRA ..........................6

            Investing directly ................................................6

            Opening your account ..............................................6

            Adding to your account ............................................6

            Selling shares ....................................................7

            Account and transaction policies ..................................7

            Dividends and distributions .......................................8

            Tax considerations ................................................8

      9 |   FUND DETAILS

             More about risk and the fund's
                        business operations

            Business structure ................................................9

            Management and administration .....................................9

            Risk and reward elements .........................................10

            Financial highlights .............................................12

            FOR MORE INFORMATION .....................................back cover

J.P. MORGAN GLOBAL 50 FUND           TICKER SYMBOL: JPMGX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN SERIES TRUST
                                     (J.P. MORGAN GLOBAL 50 FUND: SELECT SHARES)

            RISK/RETURN SUMMARY

[GRAPHIC]   For a more detailed discussion of the fund's investments and their main risks,  as well as fund strategies,  please see pages 10-11.

[GRAPHIC]   GOAL

            The fund seeks to provide high total return from a concentrated portfolio of global equity securities. This goal can be changed without shareholder approval.

[GRAPHIC]   INVESTMENT APPROACH

            Principal Strategies

The fund invests in approximately fifty stocks of primarily large and mid-cap companies located throughout the world. Using its global perspective, J.P. Morgan uses the investment process described on page 5 to identify those stocks which in its view have an exceptional return potential.

Under normal conditions, the fund invests in stocks of at least 3 countries, including the United States, and in a variety of industries; the fund is not constrained by geographic limits and will not concentrate in any one industry. The fund may invest in both developed and emerging markets. The fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in global stock markets. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

The fund may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the fund. With a concentrated portfolio of securities, it is possible that the fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the fund's share price then would occur if the fund held more securities.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. These risks are higher in emerging markets. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $___ million using similar strategies as the fund.


The portfolio management team is led by Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1977 and employed by J.P. Morgan since 1984, and Shawn Lytle, vice president, who has been an international equity portfolio manager since 1998 and employed by J.P. Morgan since 1992.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN GLOBAL 50 FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Global 50 Fund.

The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for the last two calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the MSCI World Index. This is a widely recognized, unmanaged index that measures stock market performance worldwide using the share prices of approximately 1, 600 companies listed on stock exchanges in 22 countries.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

----------------
Total return (%)   Show changes in returns by calendar year(1,  2)
--------------------------------------------------------------------------------

       1999         2000
       ----         ----

      45.36       (14.35)

      o J.P. Morgan Global 50 Fund

      For the period covered by this total return chart, the fund's highest quarterly return was 24.48% (for the quarter ended 12/31/99); and the lowest quarterly return was -7.88% (for the quarter ended 12/31/00).


-------------------------------
                                  Shows performance over time, for
Average annual total return (%)   periods ended December 31, 2000
--------------------------------------------------------------------------------
                                                   Past 1 yr.    Life of fund(1)

J.P. Morgan Global 50 Fund (after expenses)          -14.35           8.83
--------------------------------------------------------------------------------
MSCI World Index  (no expenses)                      -13.18           6.74
--------------------------------------------------------------------------------


INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                                                             1.25

Distribution (Rule 12b-1) fees                                              none

Other expenses                                                              0.55
--------------------------------------------------------------------------------
Total operating expenses                                                    1.80

Fee waiver and
expense reimbursement(4)                                                    0.30
--------------------------------------------------------------------------------
Net expenses(4)                                                             1.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense example(4)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes: $10, 000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                               1 yr.   3 yrs.   5 yrs.   10 yrs.
Your cost($)                                     153      537      947    2,091
--------------------------------------------------------------------------------

(1) The fund commenced operations on 5/29/98 and returns reflect performance of the fund from 5/31/98.

(2)   The fund's fiscal year end is 10/31.


(3) This table shows expenses for the past fiscal year, expressed as a percentage of average net assets.

(4) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.50% of the fund's average daily net assets through 2/28/02.



                                                  J.P. MORGAN GLOBAL 50 FUND | 3

--------------------------------------------------------------------------------
GLOBAL EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan Chase employs over ___ analysts and portfolio managers around the world and has approximately $700 billion in assets under management.


J.P. MORGAN GLOBAL 50 FUND

This fund invests in approximately fifty U.S. and foreign stocks. As a shareholder, you should anticipate risks and rewards beyond those of a typical equity fund investing solely in U.S. stocks.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST

The fund is designed for investors who:

o     are pursuing a long-term goal

o want to add a global investment with growth potential to further diversify a portfolio

o are looking for the added rewards and are willing to accept the added risks of a fund that invests in a relatively small number of stocks

The fund is not designed for investors who:

o     require regular income or stability of principal

o     are pursuing a short-term goal or investing emergency reserves

o     are uncomfortable with the risks of international investing

o     are looking for a less aggressive stock investment

o     want a fund that consistently focuses on particular industries or sectors


4 | GLOBAL EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

J.P. Morgan, as advisor, selects the fifty stocks for the fund's investments using the investment process described below to determine which companies are most likely to provide high total return to shareholders. In order to maximize return potential, the fund is not constrained by geographic limits and will not concentrate in any one industry; the fund may invest in both developed and emerging markets.

GLOBAL EQUITY INVESTMENT PROCESS

[GRAPHIC]
J.P. Morgan analysts develop proprietary
                    fundamental research

Research and valuation Research findings allow J.P. Morgan to rank companies according to their relative value; combined with J.P. Morgan's qualitative view, the most attractive investment opportunities in a universe of 2,500 stocks are identified.

J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 160 career analysts following 2,500 stocks in 22 countries. J.P. Morgan produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

[GRAPHIC]
Using research and valuations,
    the fund's management team
   chooses stocks for its fund

Stock selection Using research as the basis for investment decisions, J.P. Morgan portfolio managers construct a concentrated stock portfolio representing companies which in their view have an exceptional return potential relative to other companies. J.P. Morgan's stock selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g. consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect a stock's performance over the next twelve months.

[GRAPHIC]
Morgan may adjust currency exposure
        to seek to manage risks and
                    enhance returns

Currency management J.P. Morgan actively manages the fund's currency exposure in an effort to manage risk and enhance total return. The fund has access to J.P. Morgan's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

                                           GLOBAL EQUITY MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-800-521-5411 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments in the fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

      State Street Bank & Trust Company
      Routing number: 031-100-238
      Credit: J.P. Morgan Funds
      Account number: 000-73-836

      FFC: your account number, name of registered owner(s) and fund name

      By check

o     Make out a check for the investment amount payable to J.P. Morgan Funds.

o     Mail the check with your completed application to the Transfer Agent.

      By exchange

o     Call the Shareholder Services Agent for an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o     Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent for an exchange.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone-wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone-check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want any cash proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o The fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. The fund requires that telephone orders be placed by pre-authorized individuals only. The funds will tape record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (generally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs on a foreign exchange after the close of trading on that exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE (generally 4:00 p.m.) every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares, as permitted by law, and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

Transfer Agent

State Street Bank and Trust Company
P.O. Box 8411
Boston, MA 02266-8411
Attention: J.P. Morgan Funds Services

Shareholder Services Agent

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713
1-800-521-5411

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.


                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, the proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically pays income dividends and makes capital gains distributions, if any, once per year (usually in December). However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                         Tax status

Income dividends                    Ordinary income

Short-term capital gains            Ordinary income
distributions

Long-term capital gains             Capital gains
distributions

Sales or exchanges of shares        Capital gains or losses
owned for more than one year

Sales or exchanges of shares        Gains are treated as ordinary
owned for one year or less          income; losses are subject
                                    to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides certain fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

Advisory services                         1.25% of the fund's
                                          average net assets

Administrative services                   Fund's pro-rata portion of
(fee shared with Funds                    0.09% of the first $7 billion
Distributor, Inc.)                        of average net assets in
                                          J.P. Morgan-advised portfolios
                                          plus 0.04% of average
                                          net assets over $7 billion

Shareholder services                      0.25% of the fund's average
                                          net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------
RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

--------------------------------------------------------------------------------
                                                      Policies to balance
Potential risks           Potential rewards           risk and reward
--------------------------------------------------------------------------------

Foreign and other market
conditions

o The fund's share        o Stocks have               o Under normal
  price and                 generally                   circumstances the fund
  performance will          outperformed more           plans to remain fully
  fluctuate in              stable investments          invested, with at least
  response to stock         (such as bonds and          65% in stocks of at
  market movements          cash equivalents)           least three countries,
                            over the long term          including the United
o The fund could lose                                   States; stock
  money because of        o Foreign investments,        investments may include
  foreign government        which represent a           convertible securities,
  actions, political        major portion of the        preferred stocks,
  instability, or lack      world's securities,         depository receipts
  of adequate and/or        offer attractive            (such as ADRs and EDRs),
  accurate information      potential                   trust or partnership
                            performance and             interests, warrants,
o Investment risks          opportunities for           rights, and investment
  tend to be higher in      diversification             company securities
  emerging markets.
  These markets also      o Emerging markets can      o During severe market
  present higher            offer higher returns        downturns, the fund has
  liquidity and                                         the option of investing
  valuation risks         o These same stocks           up to 100% of assets in
                            could outperform the        investment-grade
o The fund invests in       general market and          short-term securities
  a relatively small        provide greater
  number of stocks. If      returns than more
  these stocks              diversified funds
  underperform the
  general market, the
  fund could
  underperform more
  diversified funds

o Adverse market
  conditions may from
  time to time cause
  the fund to take
  temporary defensive
  positions that are
  inconsistent with
  its principal
  investment
  strategies and may
  hinder the fund from
  achieving its
  investment objective

Foreign currencies

o Currency exchange       o Favorable exchange        o The fund actively
  rate movements could      rate movements could        manages the currency
  reduce gains or           generate gains or           exposure of its foreign
  create losses             reduce losses               investments and may
                                                        hedge a portion of its
o Currency risks tend                                   foreign currency
  to be higher in                                       exposure into the U.S.
  emerging markets                                      dollar or other
                                                        currencies which the
                                                        Advisor deems more
                                                        attractive (see also
                                                        "Derivatives")

Securities lending

o When the fund lends     o The fund may enhance      o J.P. Morgan maintains a
  a security, there         income through the          list of approved
  is a risk that the        investment of the           borrowers
  loaned securities         collateral received
  may not be returned       from the borrower         o The fund receives
  if the borrower                                       collateral equal to at
  defaults                                              least 100% of the
                                                        current value of
o The collateral will                                   securities loaned
  be subject to the
  risks of the                                        o The lending agents
  securities in which                                   indemnify the fund
  it is invested                                        against borrower default

                                                      o J.P. Morgan's collateral
                                                        investment guidelines
                                                        limit the quality and
                                                        duration of collateral
                                                        investment to minimize
                                                        losses

                                                      o Upon recall, the
                                                        borrower must return the
                                                        securities loaned within
                                                        the normal settlement
                                                        period


10 | FUND DETAILS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Policies to balance
Potential risks           Potential rewards           risk and reward
--------------------------------------------------------------------------------

Derivatives

o Derivatives such as     o Hedges that correlate     o The fund uses
  futures, options,         well with underlying        derivatives, such as
  swaps, and forward        positions can reduce        futures, options, swaps,
  foreign currency          or eliminate losses at      and forward foreign
  contracts(1) that are     low cost                    currency contracts, for
  used for hedging the                                  hedging and for risk
  portfolio or specific   o The fund could make         management (i.e., to
  securities may not        money and protect           establish or adjust
  fully offset the          against losses if the       exposure to particular
  underlying positions      investment analysis         securities, markets or
  and this could result     proves correct              currencies)
  in losses to the fund
  that would not have     o Derivatives that          o The fund only
  otherwise occurred        involve leverage could      establishes hedges that
                            generate substantial        it expects will be
o Derivatives used for      gains at low cost           highly correlated with
  risk management may                                   underlying positions
  not have the intended
  effects and may result                              o While the fund may use
  in losses or missed                                   derivatives that
  opportunities                                         incidentally involve
                                                        leverage, it does not
o The counterparty to a                                 use them for the
  derivatives contract                                  specific purpose of
  could default                                         leveraging its portfolio

o Derivatives that
  involve leverage could
  magnify losses

o Certain types of
  derivatives involve
  costs to the fund
  which can reduce
  returns

Illiquid holdings


o The fund could have     o These holdings may        o The fund may not invest
  difficulty valuing        offer more attractive       more than 15% of net
  these holdings            yields or potential         assets in illiquid
  precisely                 growth than comparable      holdings
                            widely traded
o The fund could be         securities                o To maintain adequate
  unable to sell these                                  liquidity, the fund may
  holdings at the time                                  hold investment-grade
  or price it desires                                   short-term securities
                                                        (including repurchase
                                                        agreements and reverse
                                                        repurchase agreements)
                                                        and may borrow from
                                                        banks up to 33 1/3% of
                                                        the value of its total
                                                        assets


When-issued and delayed
delivery securities

o When the fund buys      o The fund can take         o The fund uses segregated
  securities before         advantage of                accounts to offset
  issue or for delayed      attractive transaction      leverage risk
  delivery, it could be     opportunities
  exposed to leverage
  risk if it does not
  use segregated
  accounts

Short-term trading


o Increased trading       o The fund could realize    o The fund generally
  could raise the fund's    gains in a short            avoids short-term
  brokerage and related     period of time              trading, except to take
  costs                                                 advantage of attractive
                          o The fund could protect      or unexpected
o Increased short-term      against losses if a         opportunities or to meet
  capital gains             stock is overvalued         demands generated by
  distributions could       and its value later         shareholder activity.
  raise shareholders'       falls                       The turnover rate for
  income tax liability                                  the fund for fiscal year
                                                        end is: 101%


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the fund's financial performance for the past three fiscal periods. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the fund's financial statements, are included in the fund's annual report, which is available upon request.


J.P. MORGAN GLOBAL 50 FUND

--------------
Per-share data    For fiscal periods ended October 31
-------------------------------------------------------------------------------------
                                                   1998(1)          1999         2000
Net asset value, beginning of period ($)             15.00         13.36        18.06
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                           0.22          0.06         0.16
  Net realized and unrealized gain (loss)
  on investment, futures and foreign currency
  contracts and transactions ($)                     (1.86)         4.64         0.73
=====================================================================================
Total from investment operations ($)                 (1.64)         4.70         0.89
-------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                             --            --        (0.22)
  Net realized gains ($)                                --            --        (0.36)
=====================================================================================
Total distribution                                      --            --        (0.58)
-------------------------------------------------------------------------------------
Net asset value, end of period ($)                   13.36         18.06        18.37
-------------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------
Total return (%)                                    (10.93)(2)     35.18         4.64
-------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             76,486       101,070      157,736
-------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses (%)                                        1.50(3)       1.50         1.50
  -----------------------------------------------------------------------------------
  Net investment income (%)                           0.43(3)       0.28         0.57
  -----------------------------------------------------------------------------------
  Expenses without reimbursement (%)                  2.07(3)       1.97         1.80
  -----------------------------------------------------------------------------------
Portfolio turnover (%)                                  54            84          101
-------------------------------------------------------------------------------------

(1)   The fund commenced operations on 5/29/98.

(2)   Not annualized.

(3)   Annualized.


12 | J.P. MORGAN GLOBAL 50 FUND

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Funds
Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07795 and 333-11125.


J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JP MORGAN

--------------------------------------------------------------------------------
J.P. Morgan Series Trust

Advisor

J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
1-800-521-5411

Distributor

Funds Distributor, Inc.
60 State Street
Boston, MA 02109
1-800-221-7930

--------------------------------------------------------------------------------
                                          MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------

J.P. MORGAN U.S. EQUITY FUNDS

Disciplined Equity Fund

U.S. Equity Fund

U.S. Small Company Fund

U.S. Small Company Opportunities Fund

Tax Aware U.S. Equity Fund

                                        ----------------------------------------
                                        Seeking to outperform U.S. stock markets over the long term through a disciplined management approach

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

      2 |   J.P. MORGAN U.S. EQUITY FUNDS

            Each fund's goal, principal strategies, principal risks,
                                            performance and expenses

            J.P. Morgan Disciplined Equity Fund ...........................    2
            J.P. Morgan U.S. Equity Fund ..................................    4
            J.P. Morgan U.S. Small Company Fund ...........................    6
            J.P. Morgan U.S. Small Company Opportunities Fund .............    8
            J.P. Morgan Tax Aware U.S. Equity Fund ........................   10

     12 |   U.S. EQUITY MANAGEMENT APPROACH

            Principles and techniques common
             to the funds in this prospectus

            J.P. Morgan ...................................................   12
            J.P. Morgan U.S. equity funds .................................   12
            The spectrum of U.S. equity funds .............................   12
            Who may want to invest ........................................   12
            U.S. equity investment process ................................   13
            Tax aware investing at J.P. Morgan ............................   13

     14 |   YOUR INVESTMENT

            Investing in the J.P. Morgan
                       U.S. Equity Funds

            Investing through a financial professional ....................   14
            Investing through an employer-sponsored retirement plan .......   14
            Investing through an IRA or rollover IRA ......................   14
            Investing directly ............................................   14
            Opening your account ..........................................   14
            Adding to your account ........................................   14
            Selling shares ................................................   15
            Account and transaction policies ..............................   15
            Dividends and distributions ...................................   16
            Tax considerations ............................................   16

     17 |   FUND DETAILS

            More about risk and the funds'
                       business operations

           Business structure .............................................  17
           Management and administration ..................................  17
           Risk and reward elements .......................................  18
           Financial highlights ...........................................  20

           FOR MORE INFORMATION ..................................   back cover

J.P. MORGAN DISCIPLINED EQUITY FUND                       | TICKER SYMBOL: JPEQX
--------------------------------------------------------------------------------
                                           REGISTRANT: J.P. MORGAN FUNDS
                                           (J.P. MORGAN DISCIPLINED EQUITY FUND)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC] GOAL

      The fund's goal is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500). This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the S&P 500. The fund does not look to overweight or underweight industries.

Within each industry, the fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 13.) Therefore, the fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund or the Tax Aware U.S. Equity Fund.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc. a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $23 billion using similar strategies as the fund.


The portfolio management team is led by Bernard A. Kroll, managing director, Nanette Buziak, vice president, and Timothy Devlin, vice president. Mr. Kroll has been at J.P. Morgan since 1996 and prior to managing this portfolio was an equity derivatives specialist at Goldman Sachs & Co. Ms. Buziak has been at J.P. Morgan since March of 1997 and prior to that time was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc. Mr. Devlin has been at J.P. Morgan since July of 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Disciplined Equity Fund.

The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last four calendar years.

The table indicates some of the risks by showing how the fund's average annual returns from 12/31/97 through 12/31/00 compared to those of the S&P 500 Index(2). This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    [The following was represented by a bar chart in the printed material.]

----------------
Total return (%)        Shows changes in returns by calendar year(1),(2),(3)
--------------------------------------------------------------------------------

                       1997      1998      1999      2000
--------------------------------------------------------------------------------
                      32.08     31.98     18.02     (11.11)

o     J.P. Morgan Disciplined Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 22.83% (for the quarter ended 12/31/98); and the lowest quarterly return was -9.96% (for the quarter ended 9/30/98).


-------------------------------
Average annual total return (%) Shows performance over time, for periods ended
                                December 31, 2000
--------------------------------------------------------------------------------

                                                     Past 1 yr.  Life of fund(2)


J.P. Morgan Disciplined Equity Fund (after expenses)   -11.11        15.23
--------------------------------------------------------------------------------
S&P 500 Index (no expenses)                             -9.11        15.79
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(4) (%)
(expenses that are deducted from fund assets)
---------------------------------------------
Management fees                          0.35

Distribution (Rule 12b-1) fees           none

Other expenses                           0.43
---------------------------------------------
Total operating expenses                 0.78
---------------------------------------------

---------------------------------------------
Expense example
---------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
              1 yr.   3 yrs.  5 yrs.  10 yrs.

Your cost($)   80      249     433     966
---------------------------------------------

(1)   The fund commenced operations on 12/31/97.

(2) Life of the fund performance is calculated commencing 1/31/97 as follows: all performance data from 12/31/97 is that of the fund, and for the period 1/31/97 through 12/31/97, returns reflect performance of J.P. Morgan Institutional Disciplined Equity Fund (a separate feeder fund investing in the same master portfolio). These returns reflect lower operating expenses than those of the fund. Therefore, the fund's returns would have been lower had it existed during the same period.

(3)   The fund's fiscal year end is 5/31.

(4) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.


                                         J.P. MORGAN DISCIPLINED EQUITY FUND | 3

J.P. MORGAN U.S. EQUITY FUND                              | TICKER SYMBOL: PPEQX
--------------------------------------------------------------------------------
                                                  REGISTRANT: J.P. MORGAN FUNDS
                                                  (J.P. MORGAN U.S. EQUITY FUND)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC] GOAL

      The fund's goal is to provide high total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 13. The fund generally considers selling stocks that appear overvalued.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so they can differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management, Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $__ billion using similar strategies as the fund.


The portfolio management team is comprised of 23 research analysts, who select stocks in their respective sectors using the investment process described on page 13. Henry D. Cavanna, managing director, and Bradford L. Frishberg, vice president, oversee the portfolio and manage its cash flows. Mr. Cavanna joined the team in February of 1998, and has been at J.P. Morgan since 1971. He served as manager of U.S. equity portfolios prior to managing the fund. Mr. Frishberg has been at J.P. Morgan since 1996 and is a portfolio manager in the equity and balanced groups. Prior to joining J.P. Morgan, he managed portfolios for Aetna Investment Management in Hong Kong.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


4 | J.P. MORGAN U.S. EQUITY FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Equity Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    [The following was represented by a bar chart in the printed material.]


-----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1)(2)
--------------------------------------------------------------------------------

 1991    1992     1993    1994     1995    1996    1997    1998    1999    2000
--------------------------------------------------------------------------------
34.12    8.73    11.02   (0.61)   32.48   21.06   28.41   24.45   14.69   (6.61)


o     J.P. Morgan U.S. Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 21.33% (for the quarter ended 12/31/98); and the lowest quarterly return was -11.18% (for the quarter ended 9/30/98).

-------------------------------
Average annual total return (%) Shows performance over time, for periods ended
                                December 31, 2000(1)
--------------------------------------------------------------------------------

                                           Past 1 yr.  Past 5 yrs.  Past 10 yrs.
J.P. Morgan U.S. Equity Fund
 (after expenses)                            -6.61        15.69        16.02
--------------------------------------------------------------------------------
S&P 500 Index (no expenses)                  -9.11        18.38        17.46
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.


---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------
Management fees                          0.40

Distribution (Rule 12b-1) fees           none

Other expenses                           0.38
---------------------------------------------
Total annual fund operating expenses     0.78
---------------------------------------------

---------------------------------------------
Expense example
---------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
              1 yr.   3 yrs.  5 yrs.  10 yrs.

Your cost($)   80      249     433      966
---------------------------------------------


(1) The Fund commenced operations on 7/18/93. For the period 1/1/89 through 7/31/93 returns reflect performance of the Pierpont Equity Fund, the predecessor of the Fund.

(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.



                                                J.P. MORGAN U.S. EQUITY FUND | 5

J.P. MORGAN U.S. SMALL COMPANY FUND                       | TICKER SYMBOL: PPCAX
--------------------------------------------------------------------------------
                                           REGISTRANT: J.P. MORGAN FUNDS
                                           (J.P. MORGAN U.S. SMALL COMPANY FUND)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC] GOAL

      The fund's goal is to provide high total return from a portfolio of small company stocks. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion. Industry by industry, the fund's weightings are similar to those of the Russell 2000 Index. The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the process described on page 13. The fund generally considers selling stocks that appear overvalued or have grown into large-cap stocks.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. The fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management, Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $___ billion using similar strategies as the fund.


The portfolio management team is led by Marian U. Pardo, managing director, Saira Durcanin, vice president and CFA, and Daniel J. Anniello, vice president. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with J.P. Morgan since July 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in finance. Mr. Anniello has been a small company portfolio manager since 2000 and employed by J.P. Morgan since 1997. Prior to joining J.P. Morgan, Mr. Anniello worked at Warburg Pincus Asset Management and the U.S. Securities and Exchange Commission.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


6 | J.P. MORGAN U.S. SMALL COMPANY FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Small Company Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Russell 2000 Index. This is a widely recognized, unmanaged index of small cap U.S. stocks used as a measure of overall U.S. small company stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    [The following was represented by a bar chart in the printed material.]

-----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

 1991    1992     1993    1994     1995    1996    1997    1998    1999    2000
--------------------------------------------------------------------------------
59.59   18.98     8.58   (5.89)   31.86   20.75   22.75   (5.49)  44.00   (9.80)

o     J.P. Morgan U.S. Small Company Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 34.68% (for the quarter ended 12/31/99); and the lowest quarterly return was -30.03% (for the quarter ended 9/30/99).

-------------------------------
Average annual total return (%) Shows performance over time, for periods ended
                                December 31, 2000(1)
--------------------------------------------------------------------------------


                                           Past 1 yr.  Past 5 yrs.  Past 10 yrs.
J.P. Morgan U.S. Small Company Fund
 (after expenses)                            -9.80        12.72        16.63
--------------------------------------------------------------------------------
Russell 2000 Index (no expenses)             -3.02        10.31        15.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------
Management fees                          0.60

Distribution (Rule 12b-1) fees           none

Other expenses                           0.40
---------------------------------------------
Total annual fund operating expenses     1.00
---------------------------------------------

---------------------------------------------
Expense example
---------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
               1 yr.  3 yrs.  5 yrs.  10 yrs.

Your cost($)    102    318     552     1,225
---------------------------------------------


(1)   The fund commenced operations on 6/27/85.


(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


                                         J.P. MORGAN U.S. SMALL COMPANY FUND | 7

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND         | TICKER SYMBOL: JPSOX
--------------------------------------------------------------------------------
                             REGISTRANT: J.P. MORGAN FUNDS
                             (J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC] GOAL

      The fund's goal is to provide long-term growth from a portfolio of small company growth stocks. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2 billion when purchased. While the fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.

In searching for companies, the fund combines the approach described on page 13 with a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The fund seeks to buy stocks when they are undervalued or fairly valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company, but the fund may also continue to hold them if it believes further substantial growth is possible.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the fund seeks to outperform the Russell 2000 Growth Index while not tracking its industry weightings, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management, Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $___ billion using similar strategies as the fund.


The portfolio management team is led by Marian U. Pardo, managing director, Saira Durcanin, vice president and CFA, and Carolyn Jones, vice president. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with J.P. Morgan since July 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in finance. Ms. Jones has been with J.P. Morgan since July 1998. Prior to managing this fund, Ms. Jones served as a portfolio manager in J.P. Morgan's private banking group and as a product specialist at Merrill Lynch Asset Management.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


8 | J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Small Company Opportunities Fund.

The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last three calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of small cap U.S. growth stocks used as a measure of overall U.S. small cap growth stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    [The following was represented by a bar chart in the printed material.]

----------------
Total return (%)        Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

                               1998      1999      2000
--------------------------------------------------------------------------------
                               5.21     61.63     (21.63)

o     J.P. Morgan U.S. Small Company Opportunities Fund


For the period covered by this total return chart, the fund's highest quarterly return was 42.58% (for the quarter ended 12/31/99); and the lowest quarterly return was -24.30% (for the quarter ended 12/31/00).

-------------------------------
Average annual total return (%) Shows performance over time, for periods ended
                                December 31, 2000
--------------------------------------------------------------------------------
                                                    Past 1 yr.   Life of fund(1)
J.P. Morgan U.S. Small Company Opportunities Fund
 (after expenses)                                     -21.63         13.01
--------------------------------------------------------------------------------
Russell 2000 Growth Index (no expenses)               -22.43          5.50
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------
Management fees                          0.60

Distribution (Rule 12b-1) fees           none

Other expenses                           0.39
---------------------------------------------
Total annual fund operating expenses     0.99
---------------------------------------------

---------------------------------------------
Expense example
---------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
               1 yr.  3 yrs.  5 yrs.  10 yrs.

Your cost($)    101    315     547     1,213
---------------------------------------------

(1) The fund commenced operations on 6/16/97 and returns reflect performance of the fund from 6/30/97.

(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


                           J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND | 9

J.P. MORGAN TAX AWARE U.S. EQUITY FUND                    | TICKER SYMBOL: JPTAX
--------------------------------------------------------------------------------
                                        REGISTRANT: J.P. MORGAN SERIES TRUST
                                        (J.P. MORGAN TAX AWARE U.S. EQUITY FUND)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC] GOAL

      The fund's goal is to provide high after tax total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 13. The fund generally considers selling stocks that appear overvalued.

To this investment approach the fund adds the element of tax aware investing. The fund's tax aware investment strategies are described on page 13.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so that they differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index. The fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require tradeoffs that reduce pre-tax returns.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management, Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $____ million using similar strategies as the fund.


The portfolio management team is led by Terry E. Banet, vice president, and Louise Sclafani, vice president. Ms. Banet has been on the team since the fund's inception in December 1996, and has been at J.P. Morgan since 1985. Prior to managing this fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at J.P. Morgan since 1994.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


8 | J.P. MORGAN TAX AWARE U.S. EQUITY FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Tax Aware U.S. Equity Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last four calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    [The following was represented by a bar chart in the printed material.]

-----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

                          1997      1998      1999      2000
--------------------------------------------------------------------------------
                         30.32     31.18     18.31     (5.15)

o     J.P. Morgan Tax Aware U.S. Equity Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 21.64% (for the quarter ended 12/31/98) and the lowest quarterly return was -8.86% (for the quarter ended 9/30/98).

-------------------------------
Average annual total return (%) Shows performance over time, for periods ended
                                December 31, 2000
--------------------------------------------------------------------------------


                                                     Past 1 yr.  Life of fund(1)
J.P. Morgan Tax Aware U.S. Equity Fund
 (after expenses)                                      -5.15         17.69
--------------------------------------------------------------------------------
S&P 500 Index (no expenses)                            -9.11         17.20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them.

---------------------------------------------
Annual fund operating expenses(3)
---------------------------------------------
Annual expenses (% of fund assets)
---------------------------------------------
Management fees                          0.45

Distribution (Rule 12b-1) fees           none

Other expenses                           0.40
---------------------------------------------
Total operating expenses                 0.85
---------------------------------------------

---------------------------------------------
Expense example
---------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year and total operating expenses unchanged and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
               1 yr.  3 yrs.  5 yrs.  10 yrs.

Your cost($)    87     271     471     1,049
---------------------------------------------

(1) The fund commenced operations on 12/18/96, and returns reflect performance of the fund from 12/31/96.

(2)   The fund's fiscal year end is 10/31.

(3) This table shows expenses for the past fiscal year expressed as a percentage of the fund's average net assets.


                                     J.P. MORGAN TAX AWARE U.S. EQUITY FUND | 11

U.S. EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals J.P. Morgan Chase employs approximately ___ analysts and portfolio managers around the world and has approximately $700 billion in assets under management.


J.P. MORGAN U.S. EQUITY FUNDS

These funds invest primarily in U.S. stocks either directly or through another fund. As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund or a typical balanced fund.

THE SPECTRUM OF U.S. EQUITY FUNDS

The funds described in this prospectus pursue a range of goals and offer varying degrees of risk and potential reward. Differences between these funds include:

o     how much emphasis they give to the most undervalued stocks

o     how closely they follow the industry weightings of their benchmarks

o     how many securities they typically maintain in their portfolios

o     the size or market capitalization of the companies in which they invest

o     whether they focus on before-tax or after-tax returns

The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each U.S. equity fund are described on the following pages.

--------------------------------------------------------------------------------
Who May Want To Invest

The funds are designed for investors who:

o     are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want funds that seek to outperform the markets in which they each invest over the long term

o with regard to the Tax Aware Fund, are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The funds are not designed for investors who:

o want funds that pursue market trends or focus only on particular industries or sectors

o     require regular income or stability of principal

o     are pursuing a short-term goal or investing emergency reserves

o with regard to the Tax Aware Fund, are investing through a tax-deferred account such as an IRA.

-------------------------
Potential risk and return
-------------------------

The positions of the funds in this graph reflect long-term performance goals only and are relative not absolute.

[GRAPHIC OMITTED]


12 | U.S. EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

U.S. EQUITY INVESTMENT PROCESS

The J.P. Morgan U.S. equity funds invest primarily in U.S. stocks. The Tax Aware Fund does so while seeking to enhance after-tax returns.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, focuses on stock picking while largely avoiding sector or market-timing strategies.

In managing the funds, J.P. Morgan employs a three-step process:

[GRAPHIC]

J.P. Morgan analysts develop proprietary fundamental research

Research J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 80 career equity analysts. The team of analysts dedicated to U.S. equities includes more than 35 members, with an average of over ten years of experience.

[GRAPHIC]

Stocks in each industry are ranked with the help of models

Valuation The research findings allow J.P. Morgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

[GRAPHIC]

Using research and valuations, each fund's management team chooses stocks for its fund

Stock selection Each fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, each management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the funds' managers often consider a number of other criteria:

o     catalysts that could trigger a rise in a stock's price

o     high potential reward compared to potential risk

o     temporary mispricings caused by market overreactions.

--------------------------------------------------------------------------------
TAX AWARE INVESTING AT J.P. MORGAN

The Tax Aware U.S. Equity Fund is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the fund sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized in one security by selling another security at a capital loss. The fund is aided in this process by a tax-sensitive optimization model developed by J.P. Morgan.

The Tax Aware U.S. Equity Fund generally intends to pay redemption proceeds in cash; however it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. An in-kind redemption payment can shield the fund -- and other shareholders -- from tax liabilities that might otherwise be incurred. However, the stocks received will continue to fluctuate in value after redemption and will be subject to brokerage or other transaction when liquidated.


                                            U.S. EQUITY MANAGEMENT APPROACH | 13

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-800-521-5411 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments in a fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown on the right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

      Morgan Guaranty Trust Company of New York - Delaware

      Routing number: 031-100-238

      Credit: Morgan Guaranty Trust shareholder services

      Account number: 00073836

      FFC: your account number, name of registered owner(s) and fund name.

      By check

o     Make out a check for the investment amount payable to J.P. Morgan Funds

o     Mail the check with your completed application to the Transfer Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o     Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


14 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. The funds require that telephone orders be placed by pre-authorized individuals only. The funds will tape record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business days and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Each fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs on a foreign exchange after the close of trading on that exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares, as permitted by law, and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

Transfer Agent

State Street Bank and Trust Company
P.O. Box 8411
Boston, MA 02266-8411
Attention: J.P. Morgan Funds Services

Shareholder Services Agent

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713
1-800-521-5411

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.


                                                            YOUR INVESTMENT | 15

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions. In-kind redemptions (described on page 13) will be available as promptly as is feasible.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are typically paid four times a year for the Disciplined Equity, U.S. Equity and Tax Aware U.S. Equity funds; and twice a year for the U.S. Small Company and U.S. Small Company Opportunities funds. Each fund typically makes capital gains distributions, if any, once per year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                             Tax status

Income dividends                        Ordinary income

Short-term capital gains distributions  Ordinary income

Long-term capital gains distributions   Capital gains

Sales or exchanges of shares owned for Capital gains or losses more than one year

Sales or exchanges of shares owned for  Gains are treated as ordinary income;
one year or less                        losses are subject to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


16 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

As noted earlier, each fund (except the Tax Aware U.S. Equity Fund) is a series of J.P. Morgan Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether a fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The Tax Aware U.S. Equity Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------

Advisory services               Percentage of the master
                                portfolio's average net assets

Disciplined Equity              0.35%

U.S. Equity                     0.40%

U.S. Small Company              0.60%

U.S. Small Company              0.60%
Opportunities

Administrative services         Master portfolio's and fund's
(fee shared with Funds          pro-rata portions of 0.09%
Distributor, Inc.)              of the first $7 billion in
                                J.P. Morgan-advised portfolios,
                                plus 0.04% of average net
                                assets over $7 billion

Shareholder services            0.25% of the fund's average
                                net assets

The Tax Aware U.S. Equity Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:

Advisory services               0.45% of the fund's average
                                net assets

Administrative services         Fund's pro-rata portion of
(fee shared with Funds          0.09% of the first $7 billion
Distributor, Inc.)              of average net assets in
                                J.P. Morgan-advised portfolios,
                                plus 0.04% of average net
                                assets over $7 billion

Shareholder services            0.25% of the fund's average
                                net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


                                                               FUND DETAILS | 17

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each fund's overall risk and reward characterists. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Market conditions

o  Each fund's share     o  Stocks have          o  Under normal
   price and                generally               circumstances, the
   performance will         outperformed more       funds plans to remain
   fluctuate in             stable investments      fully invested, with
   response to stock        (such as bonds and      at least 65% in
   market movements         cash equivalents)       stocks; stock investments
                            over the long term      may include U.S. and
o  Adverse market                                   foreign common
   conditions may from                              stocks, convertible
   time to time cause                               securities,
   a fund to take                                   preferred stocks,
   temporary defensive                              trust or partnership
   positions that are                               interests, warrants,
   inconsistent with                                rights, and
   its principal                                    investment company
   investment                                       securities
   strategies and may
   hinder a fund from                            o  The funds seek to
   achieving its                                    limit risk through
   investment objective                             diversification

                                                 o  During severe market
                                                    downturns, the funds
                                                    have the option of
                                                    investing up to 100%
                                                    of assets in
                                                    investment-grade
                                                    short-term
                                                    securities

Management choices

o  The fund could        o  The fund could       o  J.P. Morgan focuses
   underperform its         outperform its          its active
   benchmark due to its     benchmark due to        management on
   securities and asset     these same choices      securities
   allocation choices                               selection, the area
                                                    where it believes
                                                    its commitment to
                                                    research can most
                                                    enhance returns

Foreign investments

o  Currency exchange     o  Favorable exchange   o  Each fund anticipates
   rate movements could     rate movements could    that its total foreign
   reduce gains or          generate gains or       investments will not
   create losses            reduce losses           exceed 20% of assets

o  A fund could lose     o  Foreign investments, o  Each fund actively
   money because of         which represent a       manages the currency
   foreign government       major portion of the    exposure of its
   actions, political       world's securities,     foreign investments
   instability, or lack     offer attractive        relative to its
   of adequate and          potential               benchmark, and may
   accurate information     performance and         hedge back into the
                            opportunities for       U.S. dollar from
                            diversification         time to time
                                                    (see also
                                                    "Derivatives")

When-issued and delayed
delivery securities

o  When a fund buys      o  A fund can take      o  Each fund uses
   securities before        advantage of            segregated accounts
   issue or for delayed     attractive              to offset leverage
   delivery, it could       transaction             risk
   be exposed to            opportunities
   leverage risk if it
   does not use
   segregated accounts

Short-term trading

o  Increased trading     o  A fund could         o  The funds generally
   would raise a            realize gains in a      avoid short-term
   fund's brokerage and     short period of time    trading, except to
   related costs                                    take advantage of
                         o  The fund could          attractive or
o  Increased short-term     protect against         unexpected
   capital gains            losses if a stock is    opportunities or to
   distributions would      overvalued and its      meet demands
   raise shareholders'      value later falls       generated by
   income tax liability                             shareholder activity.
                                                    The turnover rate for
                                                    each portfolio or fund,
                                                    as applicable, for its
                                                    most recent fiscal year
                                                    is as follows:
                                                    Disciplined Equity (56%),
                                                    U.S. Equity (89%),
                                                    U.S. Small Company
                                                    (104%), U.S. Small
                                                    Company Opportunities
                                                    (132%), and Tax Aware
                                                    U.S. Equity (15%)


18 | FUND DETAILS

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Derivatives

o  Derivatives such as   o  Hedges that          o  The fund uses
   futures, options,        correlate well with     derivatives for
   swaps and forward        underlying positions    hedging and for risk
   foreign currency         can reduce or           management (i.e., to
   contracts that are       eliminate losses at     establish or adjust
   used for hedging the     low cost                exposure to
   portfolio or                                     particular
   specific securities   o  A fund could make       securities, markets
   may not fully offset     money and protect       or currencies); risk
   the underlying           against losses if       management may
   positions(1) and this    management's            include management
   could result in          analysis proves         of a fund's exposure
   losses to the fund       correct                 relative to its
   that would not have                              benchmark (the U.S.
   otherwise             o  Derivatives that        Small Company
   occurred                 involve leverage        Opportunities Fund
                            could generate          is permitted to use
o  Derivatives used for     substantial gains at    derivatives, however,
   risk management may      low cost                it has no current
   not have the                                     intention to do so)
   intended effects and
   may result in losses                          o  The funds only
   or missed                                        establish hedges
   opportunities                                    that they expect will
                                                    be highly correlated
o  The counterparty to                              with underlying
   a derivatives                                    positions
   contract could
   default                                       o  While the funds may
                                                    use derivatives that
o  Certain types of                                 incidentally involve
   derivatives involve                              leverage, they do
   costs to the funds                               not use them for the
   which can reduce                                 specific purpose of
   returns                                          leveraging their
                                                    portfolios

Securities lending

o  When a fund lends     o  A fund may enhance   o  J.P. Morgan
   a security, there        income through the      maintains a list of
   is a risk that the       investment of the       approved borrowers
   loaned securities        collateral received
   may not be returned      from the borrower    o  The fund receives
   if the borrower                                  collateral equal to
   defaults                                         at least 100% of the
                                                    current value of
o  The collateral will                              securities loaned
   be subject to the
   risks of the                                  o  The lending agents
   securities in which                              indemnify a fund
   it is invested                                   against borrower
                                                    default

                                                 o  J.P. Morgan's
                                                    collateral
                                                    investment
                                                    guidelines limit the
                                                    quality and duration
                                                    of collateral
                                                    investment to
                                                    minimize losses

                                                 o  Upon recall, the
                                                    borrower must return
                                                    the securities
                                                    loaned within the
                                                    normal settlement
                                                    period

Illiquid holdings

o  A fund could have     o  These holdings may   o  No fund may invest
   difficulty valuing       offer more              more than 15%
   these holdings           attractive yields or    of net assets in
   precisely                potential growth        illiquid holdings
                            than comparable
o  A fund could be          widely traded        o  To maintain adequate
   unable to sell these     securities              liquidity to meet
   holdings at the time                             redemptions, each
   or price it desires                              fund may hold
                                                    investment-grade
                                                    short-term
                                                    securities
                                                    (including
                                                    repurchase
                                                    agreements and
                                                    reverse repurchase
                                                    agreements) and, for
                                                    temporary or
                                                    extraordinary
                                                    purposes, may borrow
                                                    from banks up to
                                                    33 1/3% of the value
                                                    of its total assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 19

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.

--------------------------------------------------------------------------------
J.P. MORGAN DISCIPLINED EQUITY FUND

--------------                                                                                                  For the six
Per-share data            For fiscal periods ended                                                              months ended
----------------------------------------------------------------------------------------------------------------------------
                                                     5/31/98(1)           5/31/99             5/31/00            11/30/00
                                                                                                                (unaudited)
Net asset value, beginning of period ($)               12.98               14.95               18.22               18.67
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                             0.03                0.12                0.13                0.05
  Net realized and unrealized gain (loss)
  on investment ($)                                     1.96                3.28                0.82               (1.50)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                    1.99                3.40                0.95               (1.45)
----------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                            (0.02)              (0.09)              (0.13)              (0.05)
  Net realized gains ($)                                  --               (0.04)              (0.37)                 --
============================================================================================================================
Total distributions to shareholders ($)                (0.02)              (0.13)              (0.50)              (0.05)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                     14.95               18.22               18.67               17.17
----------------------------------------------------------------------------------------------------------------------------


----------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                       15.33(2)            22.86                5.19               (7.79)(2)
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)               18,037             120,592             160,455             153,879
----------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                      0.75(3)             0.75                0.75                0.75(3)
  --------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                             1.00(3)             0.89                0.76                0.57(3)
  --------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                    3.28(3)             0.86                0.78                0.76(3)
  --------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)4                              61                  51                  56                  38(1)
----------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 12/31/97.

(2)   Not annualized.

(3)   Annualized.

(4)   Represents the turnover of the Disciplined Equity Fund.

--------------------------------------------------------------------------------
J.P. MORGAN U.S. EQUITY FUND

--------------                                                                                                   For the six
Per-share data            For fiscal periods ended                                                              months ended
--------------------------------------------------------------------------------------------------------------------------------
                                                5/31/96       5/31/97       5/31/98       5/31/99       5/31/00     11/30/00
                                                                                                                 (unaudited)
Net asset value, beginning of period ($)          19.42         22.15         24.63         25.66         25.09        21.71
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                        0.38          0.25          0.18          0.18          0.15         0.04
  Net realized and unrealized gain (loss)
  on investment ($)                                4.23          4.72          5.92          3.91          0.41        (1.02)
================================================================================================================================
Total from investment operations ($)               4.61          4.97          6.10          4.09          0.56        (0.98)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                       (0.29)        (0.36)        (0.23)        (0.19)        (0.16)       (0.02)
  Net realized gains ($)                          (1.59)        (2.13)        (4.84)        (4.47)        (3.78)          --
================================================================================================================================
Total distributions to shareholders ($)           (1.88)        (2.49)        (5.07)        (4.66)        (3.94)       (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                22.15         24.63         25.66         25.09         21.71        20.71
--------------------------------------------------------------------------------------------------------------------------------


----------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                  25.18         25.00         28.35         18.39          2.20        (4.52)(1)
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)         330,014       362,603       448,144       440,965       386,689      343,998
--------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                 0.81          0.80          0.78          0.79          0.78         0.79(2)
  ------------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                        1.87          1.13          0.71          0.70          0.59         0.37(2)
  ------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)(3)                       85            99           106            84            89           38(2)
--------------------------------------------------------------------------------------------------------------------------------


(1)   Not annualized

(2)   Annualized.

(3)   Represents the turnover of the U.S. Equity Fund.


20 | FUND DETAILS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN U.S. SMALL COMPANY FUND

--------------                                                                                                    For the six
Per-share data            For fiscal periods ended                                                               months ended
----------------------------------------------------------------------------------------------------------------------------------
                                                5/31/96       5/31/97       5/31/98       5/31/99       5/31/00      11/30/00
                                                                                                                  (unaudited)
Net asset value, beginning of period ($)          22.02         26.20         26.04         27.68         21.54         27.10
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                        0.26          0.18          0.11          0.08          0.00          0.05
  Net realized and unrealized gain (loss)
  on investment ($)                                6.96          2.00          5.58         (3.30)         5.58         (1.64)
==================================================================================================================================
Total from investment operations ($)               7.22          2.18          5.69         (3.22)         5.58         (1.59)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                       (0.26)        (0.21)        (0.14)        (0.08)        (0.02)        (0.01)
  Net realized gain ($)                           (2.78)        (2.13)        (3.91)        (2.84)           --            --
==================================================================================================================================
Total distributions to shareholders ($)           (3.04)        (2.34)        (4.05)        (2.92)        (0.02)        (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                26.20         26.04         27.68         21.54         27.10         25.50
----------------------------------------------------------------------------------------------------------------------------------


----------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                  35.48          9.49         23.37        (10.95)        25.90         (5.87)(1)
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)         220,917       237,985       261,804       186,879       284,572       282,285
----------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                 0.90          0.90          0.97          1.02          1.00          0.99(2)
  --------------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                        1.10          0.71          0.39          0.34          0.05          0.33(2)
  --------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)               1.03          1.03          1.03          1.02          1.00          0.99(2)
  --------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)(3)                       93            96            96           104           104            57(1)
----------------------------------------------------------------------------------------------------------------------------------


(1)   Not annualized

(2)   Annualized.

(3)   Represents the turnover of the U.S. Small Company Fund.

--------------------------------------------------------------------------------
J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

--------------                                                                                                   For the six
Per-share data            For fiscal periods ended                                                              months ended
--------------------------------------------------------------------------------------------------------------------------------
                                                                        5/31/98(1)    5/31/99       5/31/00         11/30/00
                                                                                                                 (unaudited)
Net asset value, beginning of period ($)                                  10.00          12.57          12.17          15.90
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss ($)                                                 (0.02)         (0.01)            --          (0.03)
  Net realized and unrealized gain (loss)
  on investment ($)                                                        2.59          (0.08)          3.73          (2.24)
================================================================================================================================
Total from investment operations ($)                                       2.57          (0.09)          3.73          (2.27)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain ($)                                                      --          (0.31)            --             --
================================================================================================================================
Total distributions to shareholders ($)                                      --          (0.31)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                        12.57          12.17          15.90          13.63
--------------------------------------------------------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                          25.70(2)       (0.49)         30.65         (14.28)(3)
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                 188,932        286,082        528,678        483,623
Ratio to average net assets:
--------------------------------------------------------------------------------------------------------------------------------
  Net expenses (%)                                                         1.19(3)        1.07           0.99           0.68(3)
  ------------------------------------------------------------------------------------------------------------------------------
  Net investment loss (%)                                                 (0.37)(3)      (0.42)         (0.47)         (0.35)(3)
  ------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                                       1.25           1.07           0.99           0.68(3)
  ------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)(4)                                               73(3)         116            132             62(2)
--------------------------------------------------------------------------------------------------------------------------------

(1)   The fund commenced operations on 6/16/97.

(2)   Not annualized.

(3)   Annualized.

(4)   Represents the turnover of the Small Company Opportunities Fund.


                                                               FUND DETAILS | 21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN TAX AWARE U.S. EQUITY FUND

--------------
Per-share data                             For fiscal periods ended
-------------------------------------------------------------------------------------------------------------------
                                                   10/31/97(1)         10/31/98          10/31/99         10/31/00
Net asset value, beginning of period ($)             10.00              12.57              15.19              18.73
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                           0.06               0.08               0.10               0.09
  Net realized and unrealized gain
  on investment ($)                                   2.52               2.65               3.55               1.77
-------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                  2.58               2.73               3.65               1.86
-------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                          (0.01)             (0.11)             (0.11)             (0.08)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                   12.57              15.19              18.73              20.51
-------------------------------------------------------------------------------------------------------------------


----------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Total return (%)                                     25.83(2)           21.81              24.05               9.96
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             25,649             76,924            163,075            249,222
-------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                    0.85(3)            0.85               0.85               0.85
  -----------------------------------------------------------------------------------------------------------------
  Net investment income (%)                           0.70(3)            0.63               0.58               0.46
  -----------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                  2.16(3)            1.09               0.90               0.85
  -----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             23                 44                 29                 15(2)
-------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 12/18/96.

(2)   Not annualized.

(3)   Annualized.


22 | FUND DETAILS

                    (THIS PAGE IS INTENTIONALLY LEFT BLANK)


                                                                            | 23

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Funds

J.P. Morgan Funds Services
522 Fifth Avenue
New York, New York 10036

Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

E-mail: JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov;. Each fund's investment company and 1933 Act registration numbers are:


J.P. Morgan Disciplined Equity Fund .....................811-07340 and 033-54632

J.P. Morgan U.S. Equity Fund ............................811-07340 and 033-54632

J.P. Morgan U.S. Small Company Fund .....................811-07340 and 033-54632

J.P. Morgan U.S. Small Company Opportunities Fund .......811-07340 and 033-54632

J.P. Morgan Tax Aware U.S. Equity Fund ..................811-07795 and 333-11125

J.P. MORGAN MUTUAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Mutual Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds
J.P. Morgan Series Trust

Advisor                                  Distributor

J.P. Morgan Investment Management Inc.   Funds Distributor, Inc.
522 Fifth Avenue                         60 State Street
New York, NY 10036                       Boston, MA 02109
1-800-521-5411                           1-800-221-7930

--------------------------------------------------------------------------------
                                          MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------

J.P. MORGAN INSTITUTIONAL
U.S. EQUITY FUNDS

Disciplined Equity Fund

U.S. Equity Fund

U.S. Small Company Fund

Tax Aware Disciplined Equity Fund

SmartIndex(TM) Fund

                                        ----------------------------------------
                                        Seeking to outperform U.S. stock markets over the long term through a disciplined management approach

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

      2 |   J.P. MORGAN U.S. EQUITY FUNDS

            Each fund's goal, principal strategies,
            principal risks, performance
            and expenses

            J.P. Morgan Disciplined Equity Fund ...........................    2
            J.P. Morgan U.S. Equity Fund ..................................    4
            J.P. Morgan U.S. Small Company Fund ...........................    6
            J.P. Morgan U.S. Small Company Opportunities Fund .............    8
            J.P. Morgan Tax Aware U.S. Equity Fund ........................   10

     12 |   U.S. EQUITY MANAGEMENT APPROACH

            Principles and techniques common
            to the funds in this prospectus

            J.P. Morgan ...................................................   12
            J.P. Morgan U.S. equity funds .................................   12
            The spectrum of U.S. equity funds .............................   12
            Who may want to invest ........................................   12
            U.S. equity investment process ................................   13
            Tax aware investing at J.P. Morgan ............................   13

     14 |   YOUR INVESTMENT

            Investing in the J.P. Morgan
            U.S. Equity Funds

            Investing through a financial professional ....................   14
            Investing through an employer-sponsored retirement plan .......   14
            Investing through an IRA or rollover IRA ......................   14
            Investing directly ............................................   14
            Opening your account ..........................................   14
            Adding to your account ........................................   14
            Selling shares ................................................   15
            Account and transaction policies ..............................   15
            Dividends and distributions ...................................   16
            Tax considerations ............................................   16

     17 |   FUND DETAILS

            More about risk and the funds'
            business operations

            Business structure ............................................   17
            Management and administration .................................   17
            Risk and reward elements ......................................   18
            Financial highlights ..........................................   20

            FOR MORE INFORMATION ..................................   back cover

J.P. MORGAN INSTITUTIONAL
DISCIPLINED EQUITY FUND                                   | TICKER SYMBOL: JPIEX
--------------------------------------------------------------------------------
                              REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                             (J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC] GOAL

      The fund's goal is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500). This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the S&P 500. The fund does not look to overweight or underweight industries.

Within each industry, the fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 13.) Therefore, the fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management, Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $__ billion using similar strategies as the fund.


The portfolio management team is led by Bernard A. Kroll, managing director, Timothy J. Devlin, vice president, and Nanette Buziak, vice president. Mr. Kroll has been at J.P. Morgan since August of 1996 and prior to that was an equity derivatives specialist at Goldman Sachs & Co. Mr. Devlin has been at J.P. Morgan since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at J.P. Morgan since March of 1997 and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Disciplined Equity Fund.

The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last three calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    [The following was represented by a bar chart in the printed material.]

----------------
Total return (%)        Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

                                 1998      1999      2000
--------------------------------------------------------------------------------
                                32.35     18.32     (10.87)

o     J.P. Morgan Institutional Disciplined Equity Fund


For the period covered by this total return chart, the fund's highest quarterly return was 22.85% (for the quarter ended 12/31/98); and the lowest quarterly return was -9.91% (for the quarter ended 9/30/98).


-------------------------------
Average annual total return (%) Shows performance over time, for periods ended
                                December 31, 2000
--------------------------------------------------------------------------------

                                                     Past 1 yr.  Life of fund(1)
J.P. Morgan Institutional Disciplined Equity Fund
 (after expenses)                                     -10.87         15.45
--------------------------------------------------------------------------------
S&P 500 Index (no expenses)                            -9.11         15.79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------
Management fees                          0.35

Distribution (Rule 12b-1) fees           none

Other expenses                           0.20
---------------------------------------------
Total operating expenses                 0.55

Fee waiver and expense reimbursement(4)  0.10
---------------------------------------------
Net expenses(4)                          0.45
---------------------------------------------

---------------------------------------------
Expense Example(4)
---------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 10/1/00 through 9/30/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
               1 yr.  3 yrs.  5 yrs.  10 yrs.

Your cost($)    46     166     297     680
---------------------------------------------

(1) The fund commenced operations on 1/3/97 and performance is calculated as of 1/31/97.

(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.

(4) Reflects an agreement dated 10/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.45% of the fund's average daily net assets through 9/30/01.


                           J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND | 3

J.P. MORGAN INSTITUTIONAL
U.S. EQUITY FUND                                          | TICKER SYMBOL: JMUEX
--------------------------------------------------------------------------------
                                    REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                    (J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC] GOAL

      The fund's goal is to provide high total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 13. The fund generally considers selling stocks that appear overvalued.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so they can differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management, Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $___ billion using similar strategies as the fund.


The portfolio management team is comprised of 23 research analysts, who select stocks in their respective sectors using the investment process described on page 13. Henry D. Cavanna, managing director, and Bradford L. Frishberg, vice president, oversee the portfolio and manage its cash flows. Mr. Cavanna joined the team in February of 1998, and has been at J.P. Morgan since 1971. He served as manager of U.S. equity portfolios prior to managing the fund. Mr. Frishberg has been at J.P. Morgan since 1996 and is a portfolio manager in the equity and balanced groups. Prior to joining J.P. Morgan, he managed portfolios for Aetna Investment Management in Hong Kong.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


4 | J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional U.S. Equity Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    [The following was represented by a bar chart in the printed material.]

-----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

 1991    1992     1993    1994     1995    1996    1997    1998    1999    2000
--------------------------------------------------------------------------------
34.12    8.73    11.06   (0.32)   32.83   21.22   28.58   24.79   14.88   (6.37)

o     J.P. Morgan Institutional U.S. Equity Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 21.46% (for the quarter ended 12/31/98); and the lowest quarterly return was -17.97% (for the quarter ended 9/30/98).

-------------------------------
Average annual total return (%) Shows performance over time, for periods ended
                                December 31, 2000(1)
--------------------------------------------------------------------------------


                                          Past 1 yr.   Past 5 yrs.  Past 10 yrs.
J.P. Morgan Institutional U.S.
 Equity Fund (after expenses)               -6.37        15.91        16.19
--------------------------------------------------------------------------------
S&P 500 Index (no expenses)                 -9.11        18.33        17.46
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------
Management fees                          0.40

Distribution (Rule 12b-1) fees           none

Other expenses                           0.23
---------------------------------------------
Total annual fund operating expenses     0.63
---------------------------------------------

---------------------------------------------
Expense example(4)
---------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
               1 yr.  3 yrs.  5 yrs.  10 yrs.

Your cost($)    64     202     351      786
---------------------------------------------

(1) The fund commenced operations on 9/17/93. For the period 1/1/90 through 9/30/93, returns reflect performance of The Pierpont Equity Fund, the predecessor of the fund.

(2)   The fund's fiscal year end is 5/31.


(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.



                                  J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND | 5

J.P. MORGAN INSTITUTIONAL
U.S. SMALL COMPANY FUND                                   | TICKER SYMBOL: JUSSX
--------------------------------------------------------------------------------
                             REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                             (J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC] GOAL

      The fund's goal is to provide high total return from a portfolio of small company stocks. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

      The fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion. Industry by industry, the fund's weightings are similar to those of the Russell 2000 Index. The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the process described on page 13. The fund generally considers selling stocks that appear overvalued or have grown into large-cap stocks.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. The fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management, Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $___ billion using similar strategies as the fund.


The portfolio management team is led by Marian U. Pardo, managing director, Saira Durcanin, vice president and CFA, and Daniel J. Anniello, vice president. Ms. Pardo had been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with J.P. Morgan since July 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in Finance. Mr. Anniello has been a small company portfolio manager since May 2000 and employed by J.P. Morgan since 1997. Prior to joining J.P. Morgan, Mr. Anniello worked at Warburg Pincus Asset Management and the U.S. Securities and Exchange Commission.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


6 | J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional U.S. Small Company Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Russell 2000 Index. This is a widely recognized, unmanaged index of small cap U.S. stocks used as a measure of overall U.S. small company stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    [The following was represented by a bar chart in the printed material.]

-----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

 1991    1992     1993    1994     1995    1996    1997    1998    1999    2000
--------------------------------------------------------------------------------
59.59   18.98     8.59   (5.81)   31.88   20.84   22.70   (5.28)  44.30   (9.59)

o     J.P. Morgan Institutional U.S. Small Company Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 34.75% (for the quarter ended 12/31/99); and the lowest quarterly return was -30.03% (for the quarter ended 9/30/99).


-------------------------------
Average annual total return (%) Shows performance over time, for periods ended
                                December 31, 2000
--------------------------------------------------------------------------------

                                           Past 1 yr.  Past 5 yrs.  Past 10 yrs.

J.P. Morgan Institutional U.S. Small
 Company Fund (after expenses)               -9.59        12.87        16.72
--------------------------------------------------------------------------------
Russell 2000 Index (no expenses)             -3.02        10.31        15.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------
Management fees                          0.60

Distribution (Rule 12b-1) fees           none

Other expenses                           0.22
---------------------------------------------
Total annual fund operating expenses     0.82
---------------------------------------------

---------------------------------------------
Expense example
---------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
               1 yr.  3 yrs.  5 yrs.  10 yrs.

Your cost($)    84     262     455     1,014
---------------------------------------------

(1) The fund commenced operations on 11/4/93. For the period 1/1/90 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the fund.

(2)   The fund's fiscal year end is 5/31.


(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.



                           J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND | 7

J.P. MORGAN INSTITUTIONAL TAX AWARE
DISCIPLINED EQUITY FUND                                   | TICKER SYMBOL: JPDEX
--------------------------------------------------------------------------------
                                 REGISTRANT: J.P. MORGAN SERIES TRUST
                                 (J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND:
                                 INSTITUTIONAL SHARES)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC] GOAL

      The fund's goal is to provide high after tax total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

      The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund does not look to underweight or overweight industries.

Within each industry, the fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 13.) Therefore, the fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund.

To this investment approach the fund adds the element of tax aware investing. The fund's tax aware investment strategies are described on page 13.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility. The fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management, Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $___ billion using similar strategies as the fund.


The portfolio management team is led by Fredric A. Nelson, managing director, and Robin B. Chance, vice president. Mr. Nelson has been on the team since the fund's inception in January of 1997 and at J.P. Morgan since May 1994. Ms. Chance has been at J.P. Morgan since 1987. Prior to managing this fund, both were responsible for structured equity strategies.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


8 | J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Tax Aware Disciplined Equity Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the past 3 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    [The following was represented by a bar chart in the printed material.]

----------------
Total return (%)        Shows changes in returns by calendar year (1),(2)
--------------------------------------------------------------------------------

                               1998      1999      2000
--------------------------------------------------------------------------------
                              31.82     17.39     (9.06)

o     J.P. Morgan Institutional Tax Aware Disciplined Equity Fund

For the period covered by this total return chart, the fund's highest quarterly return was 22.98% (for the quarter ended 12/31/98) and the lowest quarterly return was -10.05%(for the quarter ended 9/30/98).

-------------------------------
Average annual total return (%) Shows performance over time, for periods ended
                                December 31, 2000
--------------------------------------------------------------------------------

                                                     Past 1 yr.  Life of fund(1)


J.P. Morgan Institutional Tax Aware Disciplined
 Equity Fund (after expenses)                          -9.06         16.17
--------------------------------------------------------------------------------
S&P 500 Index (no expenses)                            -9.11         15.79
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemptions, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them.

---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------
Management fees                          0.35

Distribution (Rule 12b-1) fees           none

Other expenses                           0.24
---------------------------------------------
Total operating expenses                 0.59
---------------------------------------------

---------------------------------------------
Expense example
---------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
               1 yr.  3 yrs.  5 yrs.  10 yrs.

Your cost($)    60     189     329     738
---------------------------------------------

(1) The fund commenced operations on 1/30/97, and returns reflect performance of the fund from 1/31/97.

(2)   The fund's fiscal year end is 10/31.


(3) This table shows the Fund's expenses for the past fiscal year expressed as a percentage of the fund's average net assets.



                 J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND | 9

J.P. MORGAN INSTITUTIONAL
SMARTINDEX(TM) FUND                                       | TICKER SYMBOL: JPISX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN SERIES TRUST
                                     (J.P. MORGAN SMARTINDEX FUND: INSTITUTIONAL
                                     SHARES)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC] GOAL

      The fund's goal is to provide a consistently high total return from a broadly diversified portfolio of approximately 350 equity securities while maintaining risk characteristics similar to the S&P 500. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

      The fund invests primarily in large and medium capitalization U.S. and foreign companies included in the S&P 500. While the fund seeks to invest in a portfolio of stocks with risk characteristics similar to the S&P 500, the fund may invest a portion of its assets in stocks which are not part of the index. The fund's sector weightings are expected to be similar to those of the S&P 500. Within each industry, the fund may moderately overweight stocks that appear undervalued or fairly valued and underweight or not hold stocks that appear overvalued, according to the investment process described on page 13. Accordingly, the fund's performance is expected to differ from that of the S&P
500. The fund expects to ordinarily hold a portfolio of approximately 350 stocks. The fund generally considers selling stocks that appear significantly overvalued.

By controlling the sector weightings of the fund so they can differ only moderately from the sector weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index.

PRINCIPAL RISKS

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management, Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $__ billion using the same strategy as the fund.


The portfolio management team is led by Bernard A. Kroll, managing director, Timothy J. Devlin, vice president, and Nanette Buziak, vice president. Mr. Kroll has been at J.P. Morgan since August of 1996 and prior to that was an equity derivatives specialist at Goldman Sachs & Co. Mr. Devlin has been at J.P. Morgan since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at J.P. Morgan since March of 1997 and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


10 | J.P. MORGAN INSTITUTIONAL SMARTINDEX(TM) FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional SmartIndex(TM) Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the past two calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past year and life of fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    [The following was represented by a bar chart in the printed material.]

----------------
Total return (%)        Shows changes in returns by calendar year (1),(2)
--------------------------------------------------------------------------------

                                      1999      2000
--------------------------------------------------------------------------------
                                     19.61     (11.01)

o     J.P. Morgan Institutional SmartIndex(TM) Fund


For the period covered by this total return chart, the fund's highest quarterly return was 12.97% (for the quarter ended 12/31/99); and the lowest quarterly return was -8.09% (for the quarter ended 12/31/00).


-------------------------------
Average annual total return (%) Shows performance over time, for periods ended
                                December 31, 2000
--------------------------------------------------------------------------------

                                                   Past 1 yr.    Life of fund(1)
J.P. Morgan Institutional SmartIndex(TM) Fund
 (after expenses)                                   -11.01           3.17
--------------------------------------------------------------------------------
S&P 500 Index (no expenses)                          -9.11           4.89
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------
Management fees                          0.25

Distribution (Rule 12b-1) fees           none

Other expenses                           0.33
---------------------------------------------
Total operating expenses                 0.58

Fee waiver and
expense reimbursement(4)                 0.23
---------------------------------------------
Net expenses(4)                          0.35
---------------------------------------------

---------------------------------------------
Expense example(4)
---------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 10/1/00 through 9/30/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
               1 yr.  3 yrs.  5 yrs.  10 yrs.

Your cost($)    36     163     301      704
---------------------------------------------

(1)   The fund commenced operations on 12/31/98.

(2)   The fund's fiscal year end is 5/31.

(3) This table shows the fund's expenses expressed as a percentage of the fund's average net assets.

(4) Reflects an agreement dated 10/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.35% of the fund's average daily net assets through 9/30/01.


                              J.P. MORGAN INSTITUTIONAL SMARTINDEX(TM) FUND | 11

U.S. EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan Chase employs approximately ___ analysts and portfolio managers around the world and has approximately $700 billion in assets under management.


J.P. MORGAN U.S. EQUITY FUNDS

These funds invest primarily in U.S. stocks either directly or through another fund. As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund or a typical balanced fund.

THE SPECTRUM OF U.S. EQUITY FUNDS

The funds described in this prospectus pursue a range of goals and offer varying degrees of risk and potential reward. Differences between these funds include:

o     how much emphasis they give to the most undervalued stocks

o     how closely they follow the industry weightings of their benchmarks

o     how many securities they typically maintain in their portfolios

o     the size or market capitalization of the companies in which they invest

o     whether they focus on before-tax or after-tax returns

The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each U.S. equity fund were described on the preceding pages.

-------------------------
Potential risk and return
-------------------------

                               [GRAPHIC OMITTED]

The positions of the funds in this graph reflect long-term performance goals only and are relative, not absolute.

--------------------------------------------------------------------------------
Who May Want To Invest

The funds are designed for investors who:

o     are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want funds that seek to outperform the markets in which they each invest over the long term

o with regard to the Tax Aware Fund, are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The funds are not designed for investors who:

o want funds that pursue market trends or focus only on particular industries or sectors

o     require regular income or stability of principal

o     are pursuing a short-term goal or investing emergency reserves

o with regard to the Tax Aware Fund, are investing through a tax-deferred account such as an IRA.


12 | U.S. EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

U.S. EQUITY INVESTMENT PROCESS

The J.P. Morgan U.S. equity funds invest primarily in U.S. stocks. The Tax Aware Fund does so while seeking to enhance after-tax returns.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, focuses on stock picking while largely avoiding sector or market-timing strategies.

In managing the funds, J.P. Morgan employs a three-step process:

[GRAPHIC]
J.P. Morgan analysts develop proprietary fundamental research

Research J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 80 career equity analysts. The team of analysts dedicated to U.S. equities includes more than 35 members, with an average of over ten years of experience.

[GRAPHIC]
Stocks in each industry are ranked with the help of models

Valuation The research findings allow J.P. Morgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

[GRAPHIC]
Using research and valuations, each fund's management team chooses stocks for its fund

Stock selection Each fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, each management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the funds' managers often consider a number of other criteria:

o     catalysts that could trigger a change in a stock's price

o     potential reward compared to potential risk

o     temporary mispricings caused by market overreactions

--------------------------------------------------------------------------------

TAX AWARE INVESTING AT J.P. MORGAN

The J.P. Morgan Institutional Tax Aware Disciplined Equity Fund is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the fund sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized in one security by selling another security at a capital loss. The fund is aided in this process by a tax-sensitive optimization model developed by J.P. Morgan.

The J.P. Morgan Institutional Tax Aware Disciplined Equity Fund generally intends to pay redemption proceeds in cash; however it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. An in-kind redemption payment can shield the fund -- and other shareholders -- from tax liabilities that might otherwise be incurred. However, the stocks received will continue to fluctuate in value after redemption and will be subject to brokerage or other transaction costs when liquidated.


                                            U.S. EQUITY MANAGEMENT APPROACH | 13

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-800-766-7722 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments is $1,000,000 for the Disciplined Equity and U.S. Small Company funds and $3,000,000 for the U.S. Equity, Tax Aware Disciplined Equity and SmartIndex(TM) funds and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown on the right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

o     Morgan Guaranty Trust Company of New York-Delaware

      Routing number: 031-100-238

      Credit: J.P.M. Institutional Shareholder Services

      Account number: 001-57-689

      FFC: your account number, name of registered owner(s) and fund name.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds

o Mail the check with your completed application to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


14 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business days and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Each fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs on a foreign exchange after the close of trading on that exchange, that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares, as permitted by law, and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

Shareholder Services Agent
Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.


                                                            YOUR INVESTMENT | 15

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions. In-kind redemptions (described on page 13) will be available as promptly as is feasible.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are typically paid four times a year for the Disciplined Equity, U.S. Equity, Tax Aware Disciplined Equity and SmartIndex(TM) funds; and twice a year for the U.S. Small Company fund. Each fund typically makes capital gains distributions, if any, once per year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan fund.

TAX CONSIDERATIONS

In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                             Tax status

Income dividends                        Ordinary income

Short-term capital gains distributions  Ordinary income

Long-term capital gains distributions   Capital gains

Sales or exchanges of shares owned for Capital gains or losses more than one year

Sales or exchanges of shares owned for  Gains are treated as ordinary income;
one year or less                        losses are subject to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


16 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

As noted earlier, each fund (except the Tax Aware Disciplined Equity and SmartIndex(TM) funds) is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether a fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The Tax Aware Disciplined Equity and SmartIndex(TM) funds are each a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------

Advisory services               Percentage of the master
                                portfolio's average net assets

Disciplined Equity              0.35%

U.S. Equity                     0.40%

U.S. Small Company              0.60%

Administrative services         Master portfolio's and fund's
(fee shared with Funds          pro-rata portions of 0.09%
Distributor, Inc.)              of the first $7 billion in
                                J.P. Morgan-advised portfolios,
                                plus 0.04% of average net
                                assets over $7 billion

Shareholder services            0.10% of the fund's average
                                net assets

The Tax Aware Disciplined Equity and SmartIndex(TM) funds, subject to the expense reimbursements described earlier in this prospectus, pay J.P. Morgan the following fees for investment advisory and other services:

Advisory services               Percentage of the fund's
                                average net assets

Tax Aware Disciplined Equity    0.35%

SmartIndex(TM)                  0.25%

Administrative services         Fund's pro-rata portion of
(fee shared with Funds          0.09% of the first $7 billion
Distributor, Inc.)              of average net assets in
                                J.P. Morgan-advised portfolios,
                                plus 0.04% of average net
                                assets over $7 billion

Shareholder services            0.10% of the fund's average
                                net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


                                                               FUND DETAILS | 17

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Market conditions

o  Each fund's share     o  Stocks have          o  Under normal
   price and                generally               circumstances the
   performance will         outperformed more       funds plan to remain
   fluctuate in             stable investments      fully invested, with
   response to stock        (such as bonds and      at least 65% in
   market movements         cash equivalents)       stocks; stock
                            over the long term      investments may
o  Adverse market                                   include U.S. and
   conditions may from                              foreign common
   time to time cause                               stocks, convertible
   a fund to take                                   securities,
   temporary defensive                              preferred stocks,
   positions that are                               trust or partnership
   inconsistent with                                interests, warrants,
   its principal                                    rights, and
   investment                                       investment company
   strategies and may                               securities
   hinder a fund from
   achieving its                                 o  The funds seek to
   investment objective                             limit risk through
                                                    diversification

                                                 o  During severe market
                                                    downturns, the funds
                                                    have the option of
                                                    investing up to 100%
                                                    of assets in
                                                    investment-grade
                                                    short-term
                                                    securities

Management choices

o  The fund could        o  A fund could         o  J.P. Morgan focuses
   underperform its         outperform its          its active
   benchmark due to its     benchmark due to        management on
   securities and asset     these same choices      securities
   allocation choices                               selection, the area
                                                    where it believes
                                                    its commitment to
                                                    research can most
                                                    enhance returns

Foreign investments

o  Currency exchange     o  Favorable exchange   o  Each fund anticipates
   rate movements could     rate movements could    that its total foreign
   reduce gains or          generate gains or       investments will not
   create losses            reduce losses           exceed 20% of assets

o  A fund could lose     o  Foreign investments, o  Each fund actively
   money because of         which represent a       manages the currency
   foreign government       major portion of the    exposure of its
   actions, political       world's securities,     foreign investments
   instability or lack      offer attractive        relative to its
   of adequate and          potential               benchmark, and may
   accurate information     performance and         hedge back into
                            opportunities for       the U.S. dollar
                            diversification         from time to time
                                                    (see also "Derivatives")

When-issued and delayed
delivery securities

o  When the fund buys    o  A fund can take      o  Each fund uses
   securities before        advantage of            segregated accounts
   issue or for delayed     attractive              to offset leverage
   delivery, it could       transaction             risk
   be exposed to            opportunities
   leverage risk if it
   does not use
   segregated accounts

Short-term trading


o  Increased trading     o  A fund could         o  The fund generally
   would raise a            realize gains in a      avoid short-term
   fund's brokerage and     short period of time    trading, except to
   related costs                                    take advantage of
                         o  A fund could            attractive or
o  Increased short-term     protect against         unexpected
   capital gains            losses if a stock is    opportunities or to
   distributions would      overvalued and its      meet demands
   raise shareholders'      value later falls       generated by
   income tax liability                             shareholder activity.
                                                    The turnover rate for
                                                    its most recent fiscal
                                                    year end is as follows:
                                                    Disciplined Equity
                                                    (56%), U.S. Equity
                                                    (89%), U.S. Small
                                                    Company (104%), Tax
                                                    Aware Disciplined
                                                    Equity (51%), and
                                                    SmartIndex(TM) (45%)



18 | FUND DETAILS

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Derivatives

o  Derivatives such as   o  Hedges that          o  The fund uses
   futures, options,        correlate well with     derivatives for
   swaps, and forward       underlying positions    hedging and for risk
   foreign currency         can reduce or           management (i.e., to
   contracts that are       eliminate losses at     establish or adjust
   used for hedging the     low cost                exposure to
   portfolio or                                     particular
   specific securities   o  A fund could make       securities, markets
   may not fully offset     money and protect       or currencies); risk
   the underlying           against losses if       management may
   positions(1) and this    management's            include management
   could result in          analysis proves         of a fund's exposure
   losses to the fund       correct                 relative to its
   that would not have                              benchmark
   otherwise             o  Derivatives that
   occurred                 involve leverage     o  The funds only
                            could generate          establish hedges
o  Derivatives used for     substantial gains at    that they expect will
   risk management may      low cost                be highly correlated
   not have the                                     with underlying
   intended effects and                             positions
   may result in losses
   or missed                                     o  While the funds may
   opportunities                                    use derivatives that
                                                    incidentally involve
o  The counterparty to                              leverage, they do
   a derivatives                                    not use them for the
   contract could                                   specific purpose of
   default                                          leveraging their
                                                    portfolios
o  Derivatives that
   involve leverage
   could magnify losses

o  Certain types of
   derivatives involve
   costs to the funds
   which can reduce
   returns

Securities lending

o  When the fund lends   o  A fund may enhance   o  J.P. Morgan
   a security, there        income through the      maintains a list of
   is a risk that the       investment of the       approved borrowers
   loaned securities        collateral received
   may not be returned      from the borrower    o  The fund receives
   if the borrower                                  collateral equal to
   defaults                                         at least 100% of the
                                                    current value of
o  The collateral will                              securities loaned
   be subject to the
   risks of the                                  o  The lending agents
   securities in which                              indemnify the fund
   it is invested                                   against borrower
                                                    default

                                                 o  J.P. Morgan's
                                                    collateral
                                                    investment
                                                    guidelines limit the
                                                    quality and duration
                                                    of collateral
                                                    investment to
                                                    minimize losses

                                                 o  Upon recall, the
                                                    borrower must return
                                                    the securities
                                                    loaned within the
                                                    normal settlement
                                                    period

Illiquid holdings

o  A fund could have     o  These holdings may   o  No fund may invest
   difficulty valuing       offer more              more than 15%
   these holdings           attractive yields or    of net assets in
   precisely                potential growth        illiquid holdings
                            than comparable
o  A fund could be          widely traded        o  To maintain adequate
   unable to sell these     securities              liquidity to meet
   holdings at the time                             redemptions, each
   or price it desires                              fund may hold
                                                    investment-grade
                                                    short-term
                                                    securities
                                                    (including
                                                    repurchase
                                                    agreements and
                                                    reverse repurchase
                                                    agreements) and, for
                                                    temporary or
                                                    extraordinary
                                                    purposes, may borrow
                                                    from banks up to
                                                    33 1/3% of the value
                                                    of its total assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 19

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, or since inception, if less than five years, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND


--------------
Per-share data            For fiscal periods ended
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 For the six
                                                                                                                months ended
                                                          5/31/97(1)   5/31/98       5/31/99         5/31/00        11/30/00
                                                                                                                  (unaudited)
Net asset value, beginning of period ($)                    10.00        11.47         14.96           17.57           17.54
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                  0.04         0.12          0.17            0.17            0.08
  Net realized and unrealized gain (loss)
  on investment ($)                                          1.43         3.62          3.18            0.81           (1.42)
===============================================================================================================================
Total from investment operations ($)                         1.47         3.74          3.35            0.98           (1.34)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                                    --        (0.12)        (0.15)          (0.18)          (0.05)
  Net realized gains ($)                                       --        (0.13)        (0.59)          (0.83)             --
===============================================================================================================================
Total distributions to shareholders ($)                        --        (0.25)        (0.74)          (1.01)          (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                          11.47        14.96         17.57           17.54           16.15
-------------------------------------------------------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                            14.70(2)     32.98         23.07            5.54           (7.67)(2)
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                    49,726      296,191     1,008,435       1,476,110       1,398,798
-------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                           0.45(3)      0.45          0.45            0.45            0.45(3)
  -----------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                  1.58(3)      1.27          1.14            1.04            0.87(3)
  -----------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                         1.34(3)      0.72          0.60            0.55            0.55(3)
  -----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    20           61            51              56              38(2)
-------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 1/3/97.

(2)   Not annualized.

(3)   Annualized.

(4)   Represents the portfolio turnover for The Disciplined Equity Portfolio.

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND


--------------
Per-share data            For fiscal years ended
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 For the six
                                                                                                                months ended
                                               5/31/96       5/31/97       5/31/98       5/31/99       5/31/00      11/30/00
                                                                                                                  (unaudited)
Net asset value, beginning of period ($)         12.10         14.00         15.66         16.73         15.08         12.79
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                       0.27          0.17          0.15          0.16          0.11          0.04
  Net realized and unrealized gain (loss)
  on investment ($)                               2.66          3.02          3.81          2.39          0.26         (0.61)
=================================================================================================================================
Total from investment operations ($)              2.93          3.19          3.96          2.55          0.37         (0.57)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                      (0.20)        (0.25)        (0.18)        (0.17)        (0.11)        (0.03)
  Net realized gains ($)                         (0.83)        (1.28)        (2.71)        (4.03)        (2.55)           --
=================================================================================================================================
Total distributions to shareholders ($)          (1.03)        (1.53)        (2.89)        (4.20)        (2.66)        (0.03)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)               14.00         15.66         16.73         15.08         12.79         12.19
---------------------------------------------------------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                 25.43         25.21         28.53         18.66          2.45         (4.48)(1)
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)        221,368       329,776       378,988       278,253       241,490       183,471
---------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                0.60          0.60          0.60          0.60          0.60          0.62(2)
  -------------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                       2.08          1.33          0.89          0.89          0.76          0.54(2)
  -------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)              0.62          0.65          0.63          0.63          0.63          0.64(2)
  -------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)(3)                      85            99           106            84            89            38(2)
---------------------------------------------------------------------------------------------------------------------------------


(1)   Not annualized.

(2)   Annualized.

(3)   Represents the portfolio turnover for The U.S. Equity Portfolio.


20 | FUND DETAILS

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND

--------------
Per-share data            For fiscal years ended
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   For the six
                                                                                                                  months ended
                                                5/31/96       5/31/97       5/31/98        5/31/99       5/31/00      11/30/00
                                                                                                                   (unaudited)
Net asset value, beginning of period ($)          11.16         13.97         14.09          15.30         11.98         15.11
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                        0.13          0.10          0.09           0.08          0.04          0.04
  Net realized and unrealized gain (loss)
  on investment ($)                                3.66          1.07          3.04          (1.83)         3.10         (0.92)
=================================================================================================================================
Total from investment operations ($)               3.79          1.17          3.13          (1.75)         3.14         (0.88)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                       (0.12)        (0.13)        (0.08)         (0.08)        (0.01)        (0.03)
  Net realized gain ($)                           (0.86)        (0.92)        (1.84)         (1.49)           --            --
=================================================================================================================================
Total distributions to shareholders ($)           (0.98)        (1.05)        (1.92)         (1.57)        (0.01)        (0.03)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                13.97         14.09         15.30          11.98         15.11         14.20
---------------------------------------------------------------------------------------------------------------------------------


----------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                  35.60          9.44         23.55         (10.79)        26.23         (5.86)(2)
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)         291,931       401,797       420,413        344,776       358,074       373,055
---------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                 0.80          0.80          0.80           0.80          0.80          0.81(3)
  -------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (%)                 1.20          0.81          0.55           0.55          0.26          0.51(3)
  -------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement and
  including interest expense (%)                   0.83          0.85          0.85           0.85          0.82          0.82(3)
  -------------------------------------------------------------------------------------------------------------------------------
  Interest expense (%)                               --            --          0.00(1)          --            --            --
  -------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          93            98            96            104           104            57(2)
---------------------------------------------------------------------------------------------------------------------------------

(1) Less than 0.01%       (2) Not Annualized       (3) Annualized


--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND

--------------
Per-share data            For fiscal periods ended
---------------------------------------------------------------------------------------------------------------------------------
                                                                    10/31/97(1)     10/31/98        10/31/99         10/31/00
Net asset value, beginning of period ($)                               10.00           12.08           14.71            18.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                             0.06            0.11            0.15             0.15
  Net realized and unrealized gain
  on investment ($)                                                     2.02            2.68            3.48             0.68
=================================================================================================================================
Total from investment operations ($)                                    2.08            2.79            3.63             0.83
---------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                                               --           (0.16)          (0.15)           (0.15)
=================================================================================================================================
Net asset value, end of period ($)                                     12.08           14.71           18.19            18.87
---------------------------------------------------------------------------------------------------------------------------------


----------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                       20.80(2)        23.26           24.72             4.54
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                               12,026          90,079         340,812          477,556
---------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                                      0.55(3)         0.55            0.55             0.55
  -------------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                             1.19(3)         0.97            0.94             0.78
  -------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                                    4.59(3)         1.02            0.65             0.59
  -------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               35              57              40               51
---------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 1/30/97.

(2)   Not annualized.

(3)   Annualized.


                                                               FUND DETAILS | 21

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL SMARTINDEX(TM) FUND


--------------
Per-share data            For fiscal periods ended
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                For the six
                                                                                                               months ended
                                                                                                                   11/30/00
                                                                           5/31/99(1)          5/31/00          (unaudited)
Net asset value, beginning of period ($)                                     15.00               16.06                17.07
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                                   0.07                0.14                 0.08
  Net realized and unrealized gain (loss)
  on investment and futures contracts ($)                                     1.02                1.02                (1.50)
===============================================================================================================================
Total from investment operations ($)                                          1.09                1.16                (1.42)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income                                                      (0.03)              (0.14)               (0.06)
  Net realized gain                                                             --               (0.01)                  --
===============================================================================================================================
Total distributions to shareholders ($)                                      (0.03)              (0.15)               (0.06)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                           16.06               17.07                15.59
-------------------------------------------------------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                              7.27(2)             7.25                (8.41)(2)
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                      5,363             400,541              416,712
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net expenses (%)                                                            0.35(3)             0.35                 0.35(3)
  -----------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                                   1.13(3)             1.26                 0.98(3)
  -----------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                                          5.44(3)             0.58                 0.47(3)
  -----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                          19                  45                   44(2)
-------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 12/31/98.

(2)   Not annualized.

(3)   Annualized.


22 | FUND DETAILS

                    (THIS PAGE IS INTENTIONALLY LEFT BLANK)


                                                                            | 23

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates each SAI fund's by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Funds
J.P. Morgan Series Trust

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

E-mail: JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. Each fund's investment company and 1933 Act registration numbers are:


J.P. Morgan Institutional Disciplined Equity Fund .......811-07342 and 033-54612

J.P. Morgan Institutional U.S. Equity Fund ..............811-07342 and 033-54612

J.P. Morgan Institutional U.S. Small Company Fund .......811-07342 and 033-54612

J.P. Morgan Institutional Tax Aware Disciplined
Equity Fund .............................................811-07795 and 033-11125

J.P. Morgan Institutional SmartIndex(TM) Fund ...........811-07795 and 033-11125

J.P. MORGAN MUTUAL FUNDS AND THE MORGAN TRADITION

J.P. Morgan mutual funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, J.P. Morgan funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust

Advisor                                  Distributor

J.P. Morgan Investment Management Inc.   Funds Distributor, Inc.
522 Fifth Avenue                         60 State Street
New York, NY 10036                       Boston, MA 02109
1-800-766-7722                           1-800-221-7930

--------------------------------------------------------------------------------
                                             MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------

J.P. MORGAN INSTITUTIONAL
TAX AWARE U.S. EQUITY FUND

                                  ----------------------------------------------
                                  Seeking to provide high after tax total return through a disciplined management approach

This prospectus contains essential information for anyone investing in this fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

2 | J.P. MORGAN INSTITUTIONAL TAX AWARE U.S. EQUITY FUND

    The fund's goal, principal strategies,
    principal risks, expenses and performance

    Fund description ..........................................................2

    Performance ...............................................................3

    Investor expenses .........................................................3

4 | U.S. EQUITY MANAGEMENT APPROACH

    J.P. Morgan ...............................................................4

    J.P. Morgan Institutional Tax Aware U.S. Equity Fund ......................4

    Who may want to invest ....................................................4

    Investment process ........................................................5

    Tax aware investing at J.P. Morgan ........................................5

6 | YOUR INVESTMENT

    Investing in the J.P. Morgan
    Institutional Tax Aware
    U.S. Equity Fund

    Investing through a financial professional ................................6

    Investing through an employer-sponsored retirement plan ...................6

    Investing through an IRA or rollover IRA ..................................6

    Investing directly ........................................................6

    Opening your account ......................................................6

    Adding to your account ....................................................6

    Selling shares ............................................................7

    Account and transaction policies ..........................................7

    Dividends and distributions ...............................................8

    Tax considerations ........................................................8

9 | FUND DETAILS

    More about risk and the fund's
    business operations

    Business structure ........................................................9

    Management and administration .............................................9

    Risk and reward elements .................................................10

    Financial highlights .....................................................12

    FOR MORE INFORMATION .............................................back cover

J.P. MORGAN INSTITUTIONAL
TAX AWARE U.S. EQUITY FUND
--------------------------------------------------------------------------------

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 10-11.

[GRAPHIC] GOAL

      The fund's goal is to provide high after tax total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 5. The fund generally considers selling stocks that appear overvalued.

To this investment approach the fund adds the element of tax aware investing. The fund's tax aware investment strategies are described on page 5.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so that they differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index. The fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require tradeoffs that reduce pre-tax returns.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN SERIES TRUST
(J.P. MORGAN TAX AWARE U.S. EQUITY FUND: INSTITUTIONAL
SHARES)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management, Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $____ million using similar strategies as the fund.


The portfolio management team is led by Terry E. Banet, vice president, and Louise Sclafani, vice president. Ms. Banet has been on the team since the fund's inception in December 1996, and has been at J.P. Morgan since 1985. Prior to managing this fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at J.P. Morgan since 1994. Prior to managing this fund, Ms. Sclafani was an equity analyst and portfolio manager at Brundage, Story and Rose.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL TAX AWARE U.S. EQUITY FUND

--------------------------------------------------------------------------------

PERFORMANCE OF A RELATED FUND (unaudited)


The Funds commenced operations on September 15, 2000. Accordingly, the bar chart and table shown below provide some indication of the risks of investing in the fund because returns reflect performance of the J.P. Morgan Tax Aware U.S. Equity Fund (Select shares), a related class of shares.


The bar chart indicates some of the risks by showing changes in the performance of the Select shares from year to year for each of the Select shares' last 4 calendar years.

The table indicates some of the risks by showing how the Select shares' average annual returns for the past year and the life of the fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock performance.

The Select shares' past performance does not necessarily indicate how they or the Institutional shares will perform in the future.

-----------------------------
Year-by-year total return (%)  Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                 J.P. Morgan
                  Tax Aware
               U.S. Equity Fund
               (Select shares)
               ----------------
1997                30.32
1998                31.18
1999                18.31
2000                (5.15)

For the period covered by this year-by-year total return chart, the Select shares' highest quarterly return was 21.64% (for the quarter ended 12/31/98) and the lowest quarterly return was -8.86% (for the quarter ended 9/30/98).

-------------------------------
Average annual total return (%)  Shows performance over time, for periods ended
                                 December 31, 2000(1)
--------------------------------------------------------------------------------
                                                      Past 1 yr.    Life of fund
J.P. Morgan Tax Aware U.S. Equity Fund
  (Select shares) (after expenses)                      -5.15          17.69
--------------------------------------------------------------------------------
S&P 500 Index (no expenses)                             -9.11          17.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses (%)
(expenses that are deducted from fund assets)
---------------------------------------------

Management fees                          0.45

Distribution (Rule 12b-1) fees           none

Other expenses                           0.40
---------------------------------------------
Total operating expenses                 0.85


Fee waiver and expense
reimbursement                            0.15
---------------------------------------------
Net expenses(3)                          0.70
---------------------------------------------


---------------------------------------------
Expense example(3)
---------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes: $10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period.
The example is for comparison only; the
fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
               1 yr.  3 yrs.  5 yrs.  10 yrs.
Your cost($)    72     256     457     1,035
---------------------------------------------


(1) The Funds commenced operation on September 15, 2000, and returns reflect performance of The J.P. Morgan Tax Aware U.S. Equity Fund (Select shares) which commenced operations on 12/18/96, and returns reflect performance of the fund from 12/31/96.


(2)   The fund's fiscal year end is 10/31.

(3) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent operating expenses (which exclude interest, taxes and extraordinary expenses) exceed 0.70% of the fund's average daily net assets through 2/28/02.


                        J.P. MORGAN INSTITUTIONAL TAX AWARE U.S. EQUITY FUND | 3

U.S. EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan Chase employs approximately ___ analysts and portfolio managers around the world and has approximately $700 billion in assets under management.


J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND

The fund invests primarily in U.S. stocks directly. As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund or a typical balanced fund.

--------------------------------------------------------------------------------
Who May Want To Invest

The fund is designed for investors who:

o     are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want a fund that seeks to outperform the markets in which it invests over the long term

o are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The fund is not designed for investors who:

o want a fund that pursues market trends or focuses only on particular industries or sectors

o     require regular income or stability of principal

o     are pursuing a short-term goal or investing emergency reserves

o     are investing through a tax-deferred account such as an IRA.


4 | U.S. EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

U.S. EQUITY INVESTMENT PROCESS

The J.P. Morgan U.S. equity funds invest primarily in U.S. stocks. The Tax Aware U.S. Equity Fund does so while seeking to enhance after-tax returns.

While the fund follows its own strategy, the fund has a single investment philosophy. This philosophy, developed by the fund's advisor, focuses on stock picking while largely avoiding sector or market-timing strategies.

In managing the fund, J.P. Morgan employs a three-step process:

[GRAPHIC]
J.P. Morgan analysts develop proprietary fundamental research

Research J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 80 career equity analysts. The team of analysts dedicated to U.S. equities includes more than 35 members, with an average of over ten years of experience.

[GRAPHIC]
Stocks in each industry are ranked
with the help of models

Valuation The research findings allow J.P. Morgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

[GRAPHIC]
Using research and valuations,
the fund's management team
chooses stocks for the fund

Stock selection The fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the fund's managers often consider a number of other criteria:

o     catalysts that could trigger a rise in a stock's price

o     high potential reward compared to potential risk

o     temporary mispricings caused by market overreactions

--------------------------------------------------------------------------------

TAX AWARE INVESTING AT J.P. MORGAN

The J.P. Morgan Institutional Tax Aware U.S. Equity Fund is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the fund sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized in one security by selling another security at a capital loss. The fund is aided in this process by a tax-sensitive optimization model developed by J.P. Morgan.

The J.P. Morgan Institutional Tax Aware U.S. Equity Fund generally intends to pay redemption proceeds in cash; however it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. An in-kind redemption payment can shield the fund -- and other shareholders -- from tax liabilities that might otherwise be incurred.


                                             U.S. EQUITY MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the fund offers several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-800-766-7722 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investment is $3,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown on the right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

Morgan Guaranty Trust Company of New York-Delaware
Routing number: 031-100-238
Credit: J.P.M. Institutional Shareholder Services
Account number: 001-57-689
FFC: your account number,  name of registered owner(s) and fund name.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds

o Mail the check with your completed application to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o The fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. The fund requires that telephone orders be placed by pre-authorized individuals only. The funds will tape record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business days and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs on a foreign exchange after the close of trading on that exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares, as permitted by law, and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

Shareholder Services Agent

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.


                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions. In-kind redemptions (described on page 7) will be available as promptly as is feasible.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months, the fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically pays income dividends four times a year and makes capital gains distributions, if any, once per year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                       Tax status

Income dividends                  Ordinary income

Short-term capital gains          Ordinary income
distributions

Long-term capital gains           Capital gains
distributions

Sales or exchanges of shares      Capital gains or losses
owned for more than one year

Sales or exchanges of shares      Gains are treated as ordinary
owned for one year or less        income; losses are subject
                                  to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

Advisory services                  0.45% of the fund's average
                                   net assets

Administrative services            Fund's pro-rata portion of
(fee shared with Funds             0.09% of the first $7 billion
Distributor, Inc.)                 of average net assets in
                                   J.P. Morgan-advised portfolios,
                                   plus 0.04% of average
                                   net assets over $7 billion

Shareholder services               0.10% of the fund's average
                                   net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help certain funds manage risk.

--------------------------------------------------------------------------------
Potential risks           Potential rewards         Policies to balance
                                                    risk and reward
--------------------------------------------------------------------------------

Market conditions

o  The fund's share       o  Stocks have            o  Under normal
   price and                 generally                 circumstances the
   performance will          outperformed more         fund plans to remain
   fluctuate in              stable investments        fully invested,
   response to stock         (such as bonds and        with at least 65% in
   market movements          cash equivalents)         stocks; stock
                             over the long term        investments may
o  Adverse market                                      include U.S. and
   conditions may from                                 foreign common
   time to time cause                                  stocks, convertible
   the fund to take                                    securities,
   temporary defensive                                 preferred stocks,
   positions that are                                  trust or partnership
   inconsistent with                                   interests, warrants,
   its principal                                       rights, and
   investment                                          investment company
   strategies and may                                  securities
   hinder a fund from
   achieving its                                    o  The fund seeks to
   investment objective                                limit risk through
                                                       diversification

                                                    o  During severe market
                                                       downturns, the fund
                                                       has the option of
                                                       investing up to 100%
                                                       of assets in
                                                       investment-grade
                                                       short-term
                                                       securities

Management choices

o  The fund could         o  The fund could         o  J.P. Morgan focuses
   underperform its          outperform its            its active
   benchmark due to its      benchmark due to          management on
   securities and asset      these same choices        securities
   allocation choices                                  selection, the area
                                                       where it believes
                                                       its commitment to
                                                       research can most
                                                       enhance returns

Foreign investments

o  Currency exchange      o  Favorable exchange     o  The fund anticipates
   rate movements could      rate movements could      that its total
   reduce gains or           generate gains or         foreign investments
   create losses             reduce losses             will not exceed 20%
                                                       of assets
o  The fund could lose    o  Foreign investments,
   money because of          which represent a      o  The fund actively
   foreign government        major portion of the      manages the currency
   actions, political        world's securities,       exposure of its
   instability, or lack      offer attractive          foreign investments
   of adequate and           potential                 relative to its
   accurate information      performance and           benchmark, and may
                             opportunities for         hedge back into the
                             diversification           U.S. dollar from
                                                       time to time (see
                                                       also "Derivatives")

When-issued and delayed
delivery securities

o  When the fund buys     o  The fund can take      o  The fund uses
   securities before         advantage of              segregated accounts
   issue or for delayed      attractive                to offset leverage
   delivery, it could        transaction               risk
   be exposed to             opportunities
   leverage risk if it
   does not use
   segregated accounts

Short-term trading

o  Increased trading      o  The fund could         o  The fund generally
   would raise the           realize gains in a        avoids short-term
   fund's brokerage and      short period of time      trading, except to
   related costs                                       take advantage of
                          o  The fund could            attractive or
o  Increased short-term      protect against           unexpected
   capital gains             losses if a stock is      opportunities or to
   distributions would       overvalued and its        meet demands
   raise shareholders'       value later falls         generated by
   income tax liability                                shareholder
                                                       activity. The
                                                       portfolio turnover
                                                       rate for the Select
                                                       shares of the fund
                                                       for the fiscal year
                                                       ended 10/31/00 was
                                                       15%.


10 | FUND DETAILS

--------------------------------------------------------------------------------
Potential risks           Potential rewards         Policies to balance
                                                    risk and reward
--------------------------------------------------------------------------------

Derivatives

o  Derivatives such as    o  Hedges that            o  The fund uses
   futures, options,         correlate well with       derivatives for
   swaps, and forward        underlying positions      hedging and for risk
   foreign currency          can reduce or             management (i.e., to
   contracts that are        eliminate losses at       establish or adjust
   used for hedging the      low cost                  exposure to
   portfolio or                                        particular
   specific securities    o  The fund could make       securities, markets
   may not fully offset      money and protect         or currencies); risk
   the underlying            against losses if         management may
   positions1 and this       the investment            include management
   could result in           analysis proves           of the fund's
   losses to the fund        correct                   exposure relative to
   that would not have                                 its benchmark
   otherwise occurred     o  Derivatives that
                             involve leverage       o  The fund only
o  Derivatives used for      could generate            establishes hedges
   risk management may       substantial gains at      that it expects will
   not have the              low cost                  be highly correlated
   intended effects and                                with underlying
   may result in losses                                positions
   or missed
   opportunities                                    o  While the fund may
                                                       use derivatives that
o  The counterparty to                                 incidentally involve
   a derivatives                                       leverage, it does
   contract could                                      not use them for the
   default                                             specific purposes of
                                                       leveraging its
o  Derivatives that                                    portfolio
   involve leverage
   could magnify losses

o  Certain types of
   derivatives involve
   costs to the fund
   which can reduce
   returns

Securities lending

o  When the fund lends    o  The fund may enhance   o  J.P. Morgan
   a security, there         income through the        maintains a list of
   is a risk that the        investment of the         approved borrowers
   loaned securities         collateral received
   may not be returned       from the borrower      o  The fund receives
   if the borrower                                     collateral equal to
   defaults                                            at least 100% of the
                                                       current value of
o  The collateral will                                 securities loaned
   be subject to the
   risks of the                                     o  The lending agents
   securities in which                                 indemnify a fund
   it is invested                                      against borrower
                                                       defaulto J.P.
                                                       Morgan's collateral
                                                       investment
                                                       guidelines limit the
                                                       quality and duration
                                                       of collateral
                                                       investment to
                                                       minimize losses

                                                    o  Upon recall, the
                                                       borrower must return
                                                       the securities
                                                       loaned within the
                                                       normal settlement
                                                       period

Illiquid holdings

o  The fund could have    o  These holdings may    o  The fund may not
   difficulty valuing        offer more               invest more than 15%
   these holdings            attractive yields or     of net assets in
   precisely                 potential growth         illiquid holdings
                             than comparable
o  The fund could be         widely traded         o  To maintain adequate
   unable to sell these      securities               liquidity to meet
   holdings at the time                               redemptions, the
   or price desired                                   fund may hold
                                                      investment-grade
                                                      short-term
                                                      securities
                                                      (including
                                                      repurchase
                                                      agreements and
                                                      reverse repurchase
                                                      agreements) and, for
                                                      temporary or
                                                      extraordinary
                                                      purposes, may borrow
                                                      from banks up to 33 1/3%
                                                      of the value of
                                                      its total assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the fund's financial performance for the period presented. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statement, is included in the fund's annual report, which is available upon request.


================================================================================

J.P. MORGAN INSTITUTIONAL TAX AWARE U.S. EQUITY FUND

                                                             For the period
                                                           September 15, 2000
                                                            (commencement of
--------------                                             operations) through
Per share data                                               October 31, 2000
--------------------------------------------------------------------------------
Net asset value, beginning of period ($)                          15.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                        0.01(1)
  Net realized and unrealized loss on investments ($)             (0.28)
================================================================================
Total from investment operations ($)                              (0.27)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                                14.73
--------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                                                  (1.80)(2)
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                              --(4)
--------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                                 0.70(3)
  ------------------------------------------------------------------------------
  Net Investment Income (%)                                        0.51(3)
  ------------------------------------------------------------------------------
  Expenses without
  reimbursement (%)                                                0.85(3)
  ------------------------------------------------------------------------------
Portfolio Turnover Rate (%)                                          15
--------------------------------------------------------------------------------

(1)   Based on average number of shares outstanding throughout the period.

(2)   Not annualized.

(3)   Annualized.

(4)   Net Assets were $221 at October 31, 2000.


12 |

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the funds, may be obtained by contacting:

J.P. Morgan Funds
Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


The fund's investment company and 1933 Act
registration numbers are................................811-07795 and 333-11125.

J.P. MORGAN MUTUAL FUNDS AND THE MORGAN TRADITION

J.P. Morgan mutual funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, J.P. Morgan mutual funds offer a broad array of distinctive opportunities for investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Series Trust

Advisor                                    Distributor

J.P. Morgan Investment Management Inc.     Funds Distributor, Inc.
522 Fifth Avenue                           60 State Street
New York, NY 10036                         Boston, MA 02109
1-800-766-7722                             1-800-221-7930


                                                                    IMPR31 03/01

--------------------------------------------------------------------------------
                                          MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------

J.P. MORGAN GLOBAL HEALTHCARE FUND

                                        ----------------------------------------
                                        Seeking high total return from a
                                        portfolio of global equity securities in the healthcare sector

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

      2 |   J.P. MORGAN GLOBAL HEALTHCARE FUND

            The fund's goal, principal strategies,
                       principal risks and expenes

            Fund description ..................................................2

            Investor expenses .................................................3

      4 |   GLOBAL EQUITY MANAGEMENT APPROACH

            J.P. Morgan .......................................................4

            J.P. Morgan Global Healthcare Fund ................................4

            Who may want to invest ............................................4

            Global equity investment process ..................................5

      6 |   YOUR INVESTMENT

            Investing in the J.P. Morgan
                        Healthcare Funds

            Investing through a financial professional ........................6

            Investing through an employer-sponsored retirement plan ...........6

            Investing through an IRA or rollover IRA ..........................6

            Investing directly ................................................6

            Opening your account ..............................................6

            Adding to your account ............................................6

            Selling shares ....................................................7

            Account and transaction policies ..................................7

            Dividends and distributions .......................................8

            Tax considerations ................................................8

      9 |   FUND DETAILS

            More about risk and the fund's
                       business operations

            Business structure ................................................9

            Management and administration .....................................9

            Risk and reward elements .........................................10

            Financial highlights .............................................13

            FOR MORE INFORMATION .....................................back cover

J.P. MORGAN GLOBAL HEALTHCARE FUND
--------------------------------------------------------------------------------
                                      REGISTRANT: J.P. MORGAN SERIES TRUST
                                      (J.P. MORGAN GLOBAL HEALTHCARE FUND:
                                      SELECT SHARES)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and its main risks, as well as fund strategies, please see pages 10-12.

[GRAPHIC] GOAL

      The fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in equity securities of U.S. and foreign healthcare companies of all sizes that offer potential for high total return. The fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities. There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The fund may also invest, to a lesser extent, in emerging markets.

The fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the fund will remain fully invested. Using its global perspective, J.P. Morgan uses the investment process described on page 5 to identify those stocks which in its view have an exceptional return potential.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

The fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the fund.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management, Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $___ billion using similar strategies as the fund.


The portfolio management team is led by Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1977 and employed by J.P. Morgan since 1984, Shawn Lytle, vice president, who has been an international equity portfolio manager since 1998 and employed by J.P. Morgan since 1992, and Bertrand Biragnet, vice president, an international portfolio manager since joining J.P. Morgan in 1996. Prior to joining Morgan, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN GLOBAL HEALTHCARE FUND

--------------------------------------------------------------------------------

With a concentrated portfolio of securities, it is possible that the fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the fund's share price than would occur if the fund held more securities.

Because the fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

In general, international investing involves higher risks than investing in U.S. markets. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. Foreign securities are generally riskier than their domestic counterparts. These risks are higher in emerging markets. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The estimated expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The estimated annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

----------------------------------------------
Annual fund operating expenses(1) (%)
(expenses that are deducted from fund assets)
----------------------------------------------

Management fees                           1.25

Distribution (Rule 12b-1) fees            none

Other expenses                            3.27
----------------------------------------------
Total operating expenses                  4.52

Fee waiver and
expense reimbursement(2)                  3.02
----------------------------------------------
Net expenses(2)                           1.50
----------------------------------------------

----------------------------------------------
Expense example(2)
----------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
                             1 yr.     3 yrs.
Your cost($)                  153      1,093
---------------------------------------------

(1) This table shows the fund's estimated expenses expressed as a percentage of the fund's estimated average net assets.

(2) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes, and extraordinary expenses) exceed 1.50% of the fund's average daily net assets through 2/28/02.


                                          J.P. MORGAN GLOBAL HEALTHCARE FUND | 3

GLOBAL EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments and individuals. J.P. Morgan Chase employs over 480 analysts and portfolio managers around the world and has more than $700 billion in assets under management.


J.P. MORGAN GLOBAL HEALTHCARE FUND

The fund invests primarily in stocks and other equity securities of U.S. and foreign companies who derive at least 50% of their revenues from, or have invested 50% of their assets in, healthcare related businesses. As a shareholder, you should anticipate risks and rewards beyond those of a typical equity fund investing solely in stocks of U.S. issuers representing a broad range of industries.

--------------------------------------------------------------------------------
Who May Want To Invest

The fund is designed for investors who:

o     are pursuing a long-term goal

o want to add a global investment with growth potential to further diversify a portfolio

o are looking for the added rewards and are willing to accept the added risks of a fund that invests in the healthcare sector

The fund is not designed for investors who:

o     require regular income or stability of principal

o     are pursuing a short-term goal or investing emergency reserves

o     are uncomfortable with the risks of international investing

o     are uncomfortable with the fund's focus on the healthcare sector

o     are looking for a less aggressive stock investment


4 | GLOBAL EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

J.P. Morgan, as advisor, selects the global equity securities for the fund's investments using the investment process described below to determine which companies are most likely to provide high total return to shareholders. In order to maximize return potential, the fund is not constrained by geographic limits.

GLOBAL EQUITY INVESTMENT PROCESS

In managing the fund, J.P. Morgan employs a three-step process:

[GRAPHIC]
J.P. Morgan analysts develop proprietary fundamental research

Research and valuation Research findings allow J.P. Morgan to rank companies according to their relative value; combined with J.P. Morgan's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

J.P. Morgan takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 160 career analysts. The team of analysts dedicated to the health-care sector includes approximately 13 members, with an average of over 15 years of experience.

[GRAPHIC]
Using research and valuations, the fund's management team chooses stocks for the fund

Stock selection Using research as the basis for investment decisions, J.P. Morgan portfolio managers construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. J.P. Morgan's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

[GRAPHIC]
Morgan may adjust currency exposure to seek to manage risks and enhance returns

Currency management J.P. Morgan actively manages the fund's currency exposure in an effort to manage risk and enhance total return. The fund has access to J.P. Morgan's currency specialists to determine the extent and nature of its exposure to various foreign currencies.


                                           GLOBAL EQUITY MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-800-521-5411 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments in the fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown on the right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

      Morgan Guaranty Trust Company of New York-Delaware
      Routing number: 031-100-238
      Credit: Morgan Guaranty Trust Shareholder Services
      Account number: 000-73-836
      FFC: Your account number, name of registered owner(s) and fund name.

      By check

o     Make out a check for the investment amount payable to J.P. Morgan Funds

o     Mail the check with your completed application to the Transfer Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

By check

o     Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

By exchange

o     Call the Shareholder Services Agent to effect an exchange.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o The fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. The fund requires that telephone orders be placed by pre-authorized individuals only. The fund will tape record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in the fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs on a foreign exchange after the close of trading on that exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

Transfer Agent                          Shareholder Services Agent

State Street Bank and Trust Company     Morgan Christiana Center
P.O. Box 8411                           J.P. Morgan Funds Services - 2/OPS3
Boston, MA 02266-8411                   500 Stanton Christiana Road
Attention: J.P. Morgan Funds Services   Newark, DE 19713
                                        1-800-521-5411

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.


                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, the proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically pays income dividends and makes capital gains distributions, if any, once per year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                                Tax status

Income dividends                           Ordinary income

Short-term capital gains distributions     Ordinary income

Long-term capital gains distributions      Capital gains

Sales or exchanges of shares owned for     Capital gains or losses
more than one year

Sales or exchanges of shares owned for     Gains are treated as ordinary income;
one year or less                           losses are subject to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of the J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides certain fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                  1.25% of the fund's
                                   average net assets

Administrative services            Fund's pro-rata portion of
(fee shared with                   0.09% of the first $7 billion
Funds Distributor, Inc.)           of average net assets in
                                   J.P. Morgan-advised portfolios,
                                   plus 0.04% of average
                                   net assets over $7 billion

Shareholder services               0.25% of the fund's average
                                   net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                FUND DETAILS | 9

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help certain funds manage risk.

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Market conditions

o  The fund's share      o  Stocks have          o  Under normal
   price and                generally               circumstances the
   performance will         outperformed more       fund plans to remain
   fluctuate in             stable investments      fully invested, with
   response to stock        (such as bonds and      at least 65% in
   market movements         cash equivalents)       stocks of at least
                            over the long term      three countries,
o  Adverse market                                   including the U.S.;
   conditions may from                              stock investments
   time to time cause                               may include U.S. and
   the fund to take                                 foreign common
   temporary defensive                              stocks, convertible
   positions that are                               securities,
   inconsistent with                                preferred stocks,
   its principal                                    trust or partnership
   investment                                       interests, warrants,
   strategies and may                               rights, and
   hinder the fund from                             investment company
   achieving its                                    securities
   investment objective
                                                 o  During severe market
o  The fund is                                      downturns, the fund
   non-diversified                                  has the option of
   which means that a                               investing up to 100%
   relatively high                                  of assets in
   percentage of the                                investment-grade
   fund's assets may be                             short-term
   invested in a                                    securities
   limited number of
   issuers; therefore,
   its performance may
   be more vulnerable
   to changes in the
   market value of a
   single issuer or a
   group of issuers.

Management choices

o  The fund could        o  The fund could       o  J.P. Morgan focuses
   underperform its         outperform its          its active
   benchmark due to its     benchmark due to        management on
   securities and asset     these same choices      securities
   allocation choices                               selection, the area
                                                    where it believes
                                                    its commitment to
                                                    research can most
                                                    enhance returns

Sector concentration

o  The value of fund     o  Stocks within this
   shares will be           sector have the
   affected by factors      potential to
   peculiar to the          outperform the
   sector in which the      broader market
   fund invests, and,       indices
   as a result, may
   fluctuate more
   widely than that of
   a fund that invests
   in a broader range
   of industries

Foreign investments

o  Currency exchange     o  Favorable exchange    o  The fund actively
   rate movements could     rate movements could     manages the currency
   reduce gains or          generate gains or        exposure of its
   create losses            reduce losses            foreign investments
                                                     relative to its
o  The fund could lose   o  Foreign investments,     benchmark, and may
   money because of         which represent a        hedge back into the
   foreign government       major portion of the     U.S. dollar from
   actions, political       world's securities,      time to time (see
   instability or lack      offer attractive         also "Derivatives")
   of adequate and          potential
   accurate information     performance and
                            opportunities for
o  Investment risks         diversification
   tend to be higher in
   emerging markets.     o  Emerging markets can
   These markets also       offer higher returns
   present higher
   liquidity and
   valuation risks


10 | FUND DETAILS

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Derivatives

o  Derivatives such as   o  Hedges that          o  The fund uses
   futures, options,        correlate well with     derivatives for
   swaps, and forward       underlying positions    hedging and for risk
   foreign currency         can reduce or           management (i.e., to
   contracts that are       eliminate losses at     establish or adjust
   used for hedging the     low cost                exposure to
   portfolio or                                     particular
   specific securities   o  A fund could make       securities, markets
   may not fully offset     money and protect       or currencies); risk
   the underlying           against losses if       management may
   positions and this       management's            include management
   could result in          analysis proves         of a fund's exposure
   losses to the fund       correct                 relative to its
   that would not have                              benchmark
   otherwise             o  Derivatives that
   occurred(1)              involve leverage     o  The fund only
                            could generate          establishes hedges
o  Derivatives used for     substantial gains at    that it expects will
   risk management may      low cost                be highly correlated
   not have the                                     with underlying
   intended effects and                             positions
   may result in losses
   or missed                                     o  While the fund may
   opportunities                                    use derivatives that
                                                    incidentally involve
o  The counterparty to                              leverage, it does
   a derivatives                                    not use them for the
   contract could                                   specific purpose of
   default                                          leveraging its
                                                    portfolios
o  Certain types of
   derivatives involve
   costs to the funds
   which can reduce
   returns

o  Derivatives that
   involve leverage
   could magnify losses

Securities lending

o  When the fund lends   o  The fund may enhance o  J.P. Morgan
   a security, there is     income through the      maintains a list of
   a risk that the          investment of the       approved borrowers
   loaned securities        collateral received
   may not be returned      from the borrower    o  The fund receives
   if the borrower                                  collateral equal to
   defaults                                         at least 100% of the
                                                    current value of
o  The collateral will                              securities loaned
   be subject to the
   risks of the                                  o  The lending agents
   securities in which                              indemnify a fund
   it is invested                                   against borrower
                                                    default

                                                 o  J.P. Morgan's
                                                    collateral
                                                    investment
                                                    guidelines limit the
                                                    quality and duration
                                                    of collateral
                                                    investment to
                                                    minimize losses

                                                 o  Upon recall, the
                                                    borrower must return
                                                    the securities
                                                    loaned within the
                                                    normal settlement
                                                    period

Illiquid holdings

o  The fund could have   o  These holdings may   o  The fund may not
   difficulty valuing       offer more              invest more than 15%
   these holdings           attractive yields or    of net assets in
   precisely                potential growth        illiquid holdings
                            than comparable
o  The fund could be        widely traded        o  To maintain adequate
   unable to sell these     securities              liquidity to meet
   holdings at the time                             redemptions, each
   or price it desires                              fund may hold
                                                    investment-grade
                                                    short-term
                                                    securities
                                                    (including
                                                    repurchase
                                                    agreements and
                                                    reverse repurchase
                                                    agreements) and, for
                                                    temporary or
                                                    extraordinary
                                                    purposes, may borrow
                                                    from banks up to
                                                    33 1/3% of the value
                                                    of its total assets

When-issued and delayed
delivery securities

o  When the fund buys    o  The fund can take     o  The fund uses
   securities before        advantage of             segregated accounts
   issue or for delayed     attractive               to offset leverage
   delivery, it could       transaction              risk
   be exposed to            opportunities
   leverage risk if it
   does not use
   segregated accounts

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Short-term trading

o  Increased trading     o  The fund could       o  The fund generally
   would raise the          realize gains in a      avoids short-term
   fund's brokerage and     short period of time    trading, except to
   related costs                                    take advantage of
                         o  The fund could          attractive or
o  Increased short-term     protect against         unexpected
   capital gains            losses if a stock is    opportunities or to
   distributions would      overvalued and its      meet demands
   raise shareholders'      value later falls       generated by
   income tax liability                             shareholder activity

                                                 o  The expected annual
                                                    portfolio turnover
                                                    rate for the fund is
                                                    50-80%


12 | FUND DETAILS

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the fund's financial performance for the fiscal period. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


================================================================================
J.P. MORGAN GLOBAL HEALTHCARE FUND

                                                                                For the period
                                                                              September 29, 2000
                                                                               (commencement of
-----------------------------------                                          operations) through
Per share data                                                                 October 31, 2000
------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                                             15.00
------------------------------------------------------------------------------------------------
Income from investment operations:
      Net investment income ($)                                                       0.03
      Net realized and unrealized gain (loss)
      on investments, futures and foreign currency contracts and transactions ($)     0.08
------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                  0.11
------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                   15.11
------------------------------------------------------------------------------------------------

-----------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return (%)                                                                      0.73(1)
------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                             35,809
------------------------------------------------------------------------------------------------
Ratio to average net assets:
      Net expenses (%)                                                                1.50(2)
      ------------------------------------------------------------------------------------------
      Net investment income (%)                                                       1.02(2)
      ------------------------------------------------------------------------------------------
      Expenses without
      reimbursement (%)                                                               4.52(2)
      ------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                   3(1)
------------------------------------------------------------------------------------------------

(1) Not annualized.
(2) Annualized.


                                                               FUND DETAILS | 13

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Funds

Morgan Christiana Center
J.P. Morgan Funds Services-2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

E-mail: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (for information, call 1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov; copies also may be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. The fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Global Healthcare Fund ......................811-07795 and 333-11125

J.P. MORGAN MUTUAL FUNDS AND THE MORGAN TRADITION

J.P. Morgan mutual funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, J.P. Morgan mutual funds offer a broad array of distinctive opportunities for investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Trust Series

Advisor                                   Distributor

J.P. Morgan Investment Management Inc.    Funds Distributor, Inc.
522 Fifth Avenue                          60 State Street
New York, NY 10036                        Boston, MA 02109
1-800-521-5411                            1-800-221-7930

--------------------------------------------------------------------------------
                                          MARCH 1, 2001  |  PROSPECTUS
--------------------------------------------------------------------------------

J.P. MORGAN INSTITUTIONAL
GLOBAL HEALTHCARE FUND

                                        ----------------------------------------
                                        Seeking high total return from a
                                        portfolio of global equity securities in the healthcare sector

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

      2 |   J.P. MORGAN INSTITUTIONAL GLOBAL HEALTHCARE FUND

            The fund's goal, principal strategies,
                      principal risks and expenses

            Fund description ..................................................2

            Investor expenses .................................................3

      4 |   GLOBAL EQUITY MANAGEMENT APPROACH

            J.P. Morgan .......................................................4

            J.P. Morgan Global Healthcare Fund ................................4

            Who may want to invest ............................................4

            Global equity investment process ..................................5

      6 |   YOUR INVESTMENT

            Investing in the J.P. Morgan Institutional
                                Global Healthcare Fund

            Investing through a financial professional ........................6

            Investing through an employer-sponsored retirement plan ...........6

            Investing through an IRA or rollover IRA ..........................6

            Investing directly ................................................6

            Opening your account ..............................................6

            Adding to your account ............................................6

            Selling shares ....................................................7

            Account and transaction policies ..................................7

            Dividends and distributions .......................................8

            Tax considerations ................................................8

      9 |   FUND DETAILS

            More about risk and the fund's
                       business operations

            Business structure ................................................9

            Management and administration .....................................9

            Risk and reward elements .........................................10

            FOR MORE INFORMATION .....................................back cover

J.P. MORGAN INSTITUTIONAL
GLOBAL HEALTHCARE FUND
--------------------------------------------------------------------------------
                                          REGISTRANT: J.P. MORGAN SERIES TRUST
                                          (J.P. MORGAN GLOBAL HEALTHCARE FUND:
                                          INSTITUTIONAL SHARES)

RISK/RETURN SUMMARY

[GRAPHIC] For a more detailed discussion of the fund's investments and its main risks, as well as fund strategies, please see pages 10-12.

[GRAPHIC] GOAL

[GRAPHIC] The fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

Principal Strategies

      The fund invests primarily in equity stocks and other securities of U.S. and foreign healthcare companies of all sizes that offer potential for high total return. The fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities. There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The fund may also invest, to a lesser extent, in emerging markets.

The fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the fund will remain fully invested. Using its global perspective, J.P. Morgan uses the investment process described on page 5 to identify those stocks which in its view have an exceptional return potential.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

The fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the fund. With a concentrated portfolio of securities, it is possible that the fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the fund's share price than would occur if the fund held more securities.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, Investment Management Inc., a subsidiary of J.P. Morgan Chase. J.P. Morgan Chase currently manages approximately $700 billion, including more than $___ billion using similar strategies as the fund.

The portfolio management team is led by Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1977 and employed by J.P. Morgan since 1984, Shawn Lytle, vice president, who has been an international equity portfolio manager since 1998 and employed by J.P. Morgan since 1992, and Bertrand Biragnet, vice president, an international portfolio manager since joining J.P. Morgan in 1996. Prior to joining J.P. Morgan, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL GLOBAL HEALTHCARE FUND

--------------------------------------------------------------------------------

Because the fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. Foreign securities are generally riskier than their domestic counterparts. These risks are higher in emerging markets. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The estimated expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The estimated annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


---------------------------------------------
Annual fund operating expenses(1) (%)
(expenses that are deducted from fund assets)
---------------------------------------------

Management fees                          1.25

Distribution (Rule 12b-1) fees           none

Other expenses                           3.12
---------------------------------------------
Total operating expenses                 4.37

Fee waiver and
expense reimbursement(2)                 3.02
---------------------------------------------
Net expenses(2)                          1.35
---------------------------------------------

---------------------------------------------
Expense example(2)
---------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


---------------------------------------------
                             1 yr.     3 yrs.
Your cost($)                  137      1,049
---------------------------------------------


(1) This table shows the fund's estimated expenses expressed as a percentage of the fund's estimated average net assets.

(2) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.35% of the fund's average daily net assets through 2/28/02.


                            J.P. MORGAN INSTITUTIONAL GLOBAL HEALTHCARE FUND | 3

GLOBAL EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan employs over ___ analysts and portfolio managers around the world and has approximately $700 billion in assets under management.


J.P. MORGAN GLOBAL HEALTHCARE FUND

The fund invests primarily in stocks and other equity securities of U.S. and foreign companies who derive at least 50% of their revenues from, or have invested 50% of their assets in, healthcare related businesses. As a shareholder, you should anticipate risks and rewards beyond those of a typical equity fund investing solely in stocks of U.S. issuers representing a broad range of industries.

--------------------------------------------------------------------------------
Who may want to invest

The fund is designed for investors who:

o     are pursuing a long-term goal

o want to add a global investment with growth potential to further diversify a portfolio

o are looking for the added rewards and are willing to accept the added risks of a fund that invests in the healthcare sector

The fund is not designed for investors who:

o     require regular income or stability of principal

o     are pursuing a short-term goal or investing emergency reserves

o     are uncomfortable with the risks of international investing

o     are uncomfortable with the fund's focus on the healthcare sector

o     are looking for a less aggressive stock investment


4 | GLOBAL EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

J.P. Morgan, as advisor, selects the global equity securities for the fund's investments using the investment process described below to determine which companies are most likely to provide high total return to shareholders. In order to maximize return potential, the fund is not constrained by geographic limits.

GLOBAL EQUITY INVESTMENT PROCESS

In managing the fund, J.P. Morgan employs a three-step process:

[GRAPHIC]
J.P. Morgan analysts develop proprietary fundamental research

Research and valuation Research findings allow J.P. Morgan to rank companies according to their relative value; combined with J.P. Morgan's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

J.P. Morgan takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 160 career analysts. The team of analysts dedicated to the healthcare sector includes approximately 13 members, with an average of over 15 years of experience.

[GRAPHIC]
Using research and valuations, the fund's management team chooses stocks for the fund

Stock selection Using research as the basis for investment decisions, J.P. Morgan portfolio managers construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. J.P. Morgan's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/re-structuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

[GRAPHIC]
Morgan may adjust currency exposure to seek to manage risks and enhance returns

Currency management J.P. Morgan actively manages the fund's currency exposure in an effort to manage risk and enhance total return. The fund has access to J.P. Morgan's currency specialists to determine the extent and nature of its exposure to various foreign currencies.


                                           GLOBAL EQUITY MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-800-766-7722 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments in the fund is $1,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown on the right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

      Morgan Guaranty Trust Company of New York - Delaware
      Routing number: 031-100-238
      Credit: J.P.M. Institutional Shareholder Services
      Account number: 001-57-689
      FFC: your account number, name of registered owner(s) and fund name

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone - wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone - check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want any cash proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o The fund reserves the right to make redemptions of over $250,000 in securities rather than cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. The fund requires that telephone orders be placed by pre-authorized individuals only. The fund will tape record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs on a foreign exchange after the close of trading on that exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

Shareholder Services Agent

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.


                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, the proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically pays income dividends and makes capital gains distributions, if any, once per year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

Transaction                              Tax status

Income dividends                         Ordinary income

Short-term capital gains distributions   Ordinary income

Long-term capital gains distributions    Capital gains

Sales or exchanges of shares owned for   Capital gains or losses
more than one year

Sales or exchanges of shares owned for   Gains are treated as ordinary income;
one year or less                         losses are subject to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis. Costs of the trust are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides trust officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

Advisory services             1.25% of the fund's
                              average net assets

Administrative services       Fund's pro-rata portion of
(fee shared with Funds        0.09% of the first $7 billion of
Distributor, Inc.)            average net assets
                              in J.P. Morgan-advised
                              portfolios, plus 0.04%
                              of average net assets over
                              $7 billion

Shareholder services          0.10% of the fund's average
                              net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help certain funds manage risk.

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------
Market conditions

o  The fund's share      o  Stocks have          o  Under normal
   price and                generally               circumstances, the
   performance will         outperformed more       fund plans to remain
   fluctuate in             stable investments      fully invested, with
   response to stock        (such as bonds and      at least 65% in
   market movements         cash equivalents)       stocks of at least
                            over the long term      three countries,
o  Adverse market                                   including the U.S.;
   conditions may from                              stock investments
   time to time cause                               may include U.S. and
   the fund to take                                 foreign common
   temporary defensive                              stocks, convertible
   positions that are                               securities,
   inconsistent with                                preferred stocks,
   its principal                                    trust or partnership
   investment                                       interests, warrants,
   strategies and may                               rights, and
   hinder the fund from                             investment company
   achieving its                                    securities
   investment objective
                                                 o  During severe market
o  The fund is                                      downturns, the fund
   non-diversified                                  has the option of
   which means that a                               investing up to 100%
   relatively high                                  of assets in
   percentage of the                                investment-grade
   fund's assets may be                             short-term
   invested in a                                    securities
   limited number of
   issuers; therefore,
   its performance may
   be more vulnerable
   to changes in the
   market value of a
   single issuer or a
   group of issuers

Management choices

o  The fund could        o  The fund could       o  J.P. Morgan focuses
   underperform its         outperform its          its active
   benchmark due to its     benchmark due to        management on
   securities and asset     these same choices      securities
   allocation choices                               selection, the area
                                                    where it believes
                                                    its commitment to
                                                    research can most
                                                    enhance returns

Sector concentration

o  The value of fund     o  Stocks within this
   shares will be           sector have the
   affected by factors      potential to
   peculiar to the          outperform the
   sector in which the      broader market
   fund invests, and,       indices
   as a result, may
   fluctuate more
   widely than that of
   a fund that invests
   in a broader range
   of industries

Foreign investments

o  Currency exchange     o  Favorable exchange   o  The fund actively
   rate movements could     rate movements could    manages the currency
   reduce gains or          generate gains or       exposure of its
   create losses            reduce losses           foreign investments
                                                    relative to its
o  The fund could lose   o  Foreign investments,    benchmark, and may
   money because of         which represent a       hedge back into the
   foreign government       major portion of the    U.S. dollar from
   actions, political       world's securities,     time to time (see
   instability or lack      offer attractive        also "Derivatives")
   of adequate and          potential
   accurate information     performance and
                            opportunities for
o  Investment risks         diversification
   tend to be higher in
   emerging markets.     o  Emerging markets can
   These markets also       offer higher returns
   present higher
   liquidity and
   valuation risks


10 | FUND DETAILS

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Derivatives

o  Derivatives such as   o  Hedges that          o  The fund uses
   futures, options,        correlate well with     derivatives for
   swaps, and forward       underlying positions    hedging and for risk
   foreign currency         can reduce or           management (i.e., to
   contracts that are       eliminate losses at     establish or adjust
   used for hedging the     low cost                exposure to
   portfolio or                                     particular
   specific securities   o  A fund could make       securities, markets
   may not fully offset     money and protect       or currencies); risk
   the underlying           against losses if       management may
   positions and this       management's            include management
   could result in          analysis proves         of a fund's exposure
   losses to the fund       correct                 relative to its
   that would not have                              benchmark
   otherwise             o  Derivatives that
   occurred(1)              involve leverage     o  The fund only
                            could generate          establishes hedges
o  Derivatives used for     substantial gains at    that it expects will
   risk management may      low cost                be highly correlated
   not have the                                     with underlying
   intended effects and                             positions
   may result in losses
   or missed                                     o  While the fund may
   opportunities                                    use derivatives that
                                                    incidentally involve
o  The counterparty to                              leverage, it does
   a derivatives                                    not use them for the
   contract could                                   specific purpose of
   default                                          leveraging its
                                                    portfolio
o  Certain types of
   derivatives involve
   costs to the funds
   which can reduce
   returns

o  Derivatives that
   involve leverage
   could magnify losses

Securities lending

o  When the fund lends   o  The fund may enhance o  J.P. Morgan
   a security, there        income through the      maintains a list of
   is a risk that the       investment of the       approved borrowers
   loaned securities        collateral received
   may not be returned      from the borrower    o  The fund receives
   if the borrower                                  collateral equal to
   defaults                                         at least 100% of the
                                                    current value of
o  The collateral will                              securities loaned
   be subject to the
   risks of the                                  o  The lending agents
   securities in which                              indemnify a fund
   it is invested                                   against borrower
                                                    default

                                                 o  J.P. Morgan's
                                                    collateral
                                                    investment
                                                    guidelines limit the
                                                    quality and duration
                                                    of collateral
                                                    investment to
                                                    minimize losses

                                                 o  Upon recall, the
                                                    borrower must return
                                                    the securities
                                                    loaned within the
                                                    normal settlement
                                                    period

Illiquid holdings

o  The fund could have   o  These holdings may   o  The fund may not
   difficulty valuing       offer more              invest more than 15%
   these holdings           attractive yields or    of net assets in
   precisely                potential growth        illiquid holdings
                            than comparable
o  The fund could be        widely traded        o  To maintain adequate
   unable to sell these     securities              liquidity to meet
   holdings at the time                             redemptions, each
   or price it desires                              fund may hold
                                                    investment-grade
                                                    short-term
                                                    securities
                                                    (including
                                                    repurchase
                                                    agreements and
                                                    reverse repurchase
                                                    agreements) and, for
                                                    temporary or
                                                    extraordinary
                                                    purposes, may borrow
                                                    from banks up to
                                                    33 1/3% of the value
                                                    of its total assets

When-issued and delayed
delivery securities

o  When the fund buys    o  The fund can take    o  The fund uses
   securities before        advantage of            segregated accounts
   issue or for delayed     attractive              to offset leverage
   delivery, it could       transaction             risk
   be exposed to            opportunities
   leverage risk if it
   does not use
   segregated accounts

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


FUND DETAILS | 11

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Short-term trading

o  Increased trading     o  The fund could       o  The fund generally
   would raise the          realize gains in a      avoids short-term
   fund's brokerage and     short period of time    trading, except to
   related costs                                    take advantage of
                         o  The fund could          attractive or
o  Increased short-term     protect against         unexpected
   capital gains            losses if a stock is    opportunities or to
   distributions would      overvalued and its      meet demands
   raise shareholders'      value later falls       generated by
   income tax liability                             shareholder activity

                                                 o  The expected annual
                                                    portfolio turnover
                                                    rate for the fund is
                                                    50-80%


12 | FUND DETAILS

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Funds

Morgan Christiana Center

J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana
Road Newark, DE 19713
Telephone: 1-800-766-7722
Hearing impaired: 1-888-468-4015
E-mail: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (for information, call 1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov; copies also may be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. The fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Institutional Global Healthcare Fund ........811-07795 and 333-11125

J.P. MORGAN MUTUAL FUNDS AND THE MORGAN TRADITION

J.P. Morgan mutual funds combine a heritage of integrity and financial leadership with comprehensive and sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, J.P. Morgan mutual funds offer a broad array of distinctive opportunities for investors.

J.P. Morgan
--------------------------------------------------------------------------------
J.P. Morgan Series Trust

Advisor                                 Distributor

J.P. Morgan Investment Management Inc.  Funds Distributor, Inc.
522 Fifth Avenue                        60 State Street
New York, NY 10036                      Boston, MA 02109
1-800-766-7722                          1-800-221-7930

--------------------------------------------------------------------------------
                                          MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------

J.P. MORGAN GLOBAL HEALTHCARE FUND --
ADVISOR SHARES

                                      ------------------------------------------
                                      Seeking high total return from a
                                      portfolio of global equity securities in the healthcare sector

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------


      2 |   J.P. MORGAN GLOBAL HEALTHCARE FUND - ADVISOR SHARES

            The fund's goal, principal strategies,
                     principal risks, and expenses

            Fund description ..................................................2

            Investor expenses .................................................3

      4 |   GLOBAL EQUITY MANAGEMENT APPROACH


            J.P. Morgan .......................................................4

            J.P. Morgan Global Healthcare Fund ................................4

            Who may want to invest ............................................4

            Global equity investment process ..................................5

      6 |   YOUR INVESTMENT

            Investing in the J.P. Morgan Global
               Healthcare Fund -- Advisor Shares

            Investing through a service organization ..........................6

            Account and transaction policies ..................................6

            Dividends and distributions .......................................7

            Tax considerations ................................................7

      8 |   FUND DETAILS

            More about risk and the fund's
                       business operations

            Business structure ................................................8

            Management and administration .....................................8

            Risk and reward elements .........................................10

            FOR MORE INFORMATION .....................................back cover

J.P. MORGAN GLOBAL HEALTHCARE FUND -- ADVISOR SHARES
--------------------------------------------------------------------------------
                            REGISTRANT: J.P. MORGAN SERIES TRUST
                            (J.P. MORGAN GLOBAL HEALTHCARE FUND: ADVISOR SHARES)

RISK/RETURN SUMMARY

[GRAPHIC]   For a more detailed discussion of the fund's investments and its main risks, as well as fund strategies, please see pages 10-12.

[GRAPHIC]   GOAL

            The fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector. This goal can be changed without shareholder approval.

            INVESTMENT APPROACH

[GRAPHIC]   Principal Strategies

The fund invests primarily in stocks and other equity securities of U.S. and foreign healthcare companies of all sizes that offer potential for high total return. The fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities. There are no prescribed limits on the weightings of securities in any particular sector or in any individual company.

The fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The fund may also invest, to a lesser extent, in emerging markets.

The fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the fund will remain fully invested. Using its global perspective, J.P. Morgan uses the investment process described on page 5 to identify those stocks which in its view have an exceptional return potential.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $___ billion using similar strategies as the fund.


The portfolio management team is led by Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1977 and employed by J.P. Morgan since 1984, Shawn Lytle, vice president, who has been an international equity portfolio manager since 1998 and employed by J.P. Morgan since 1992, and Bertrand Biragnet, vice president, an international portfolio manager since joining J.P. Morgan in 1996. Prior to joining Morgan, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN GLOBAL HEALTHCARE FUND -- ADVISOR SHARES

--------------------------------------------------------------------------------

The fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the fund. With a concentrated portfolio of securities, it is possible that the fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the fund's share price than would occur if the fund held more securities.

Because the fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

In general, international investing involves higher risks than investing in U.S. markets. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. Foreign securities are generally riskier than their domestic counterparts. These risks are higher in emerging markets. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The estimated expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The estimated annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
Annual fund operating expenses(1) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                                                             1.25
--------------------------------------------------------------------------------
Distribution (Rule 12b-1) fees(2)                                           0.25
--------------------------------------------------------------------------------
Service fees(3)                                                             0.25
--------------------------------------------------------------------------------

Other expenses                                                              3.07
================================================================================
Total operating expenses                                                    4.82

Fee waiver and
expense reimbursement(4)                                                    3.02
================================================================================
Net expenses(4)                                                             1.80
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Expense examples(4)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                                                                  1 yr.   3 yrs.
Your cost ($)                                                       183    1,180
--------------------------------------------------------------------------------


(1) This table shows the fund's estimated expenses expressed as a percentage of the fund's estimated average net assets.

(2) The plan under Rule 12b-1 (described on page 8) allows such fees to be paid out of the fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

(3) Service organizations (described on page 6) may charge other fees to their customers who are the beneficial owners of shares in connection with their customers' accounts. Such fees, if any, may affect the return such customers realize with respect to their investments.

(4) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.80% of the fund's average daily net assets through 2/28/02.


                        J.P. MORGAN GLOBAL HEALTHCARE FUND -- ADVISOR SHARES | 3

GLOBAL EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments and individuals. J.P. Morgan Chase employs over ___ analysts and portfolio managers around the world and has more than $700 billion in assets under management.


J.P. MORGAN GLOBAL HEALTHCARE FUND

The fund invests primarily in stocks and other equity securities of U.S. and foreign companies who derive at least 50% of their revenues from, or have invested 50% of their assets in, healthcare related businesses. As a shareholder, you should anticipate risks and rewards beyond those of a typical equity fund investing solely in stocks of U.S. issuers representing a broad range of industries.

--------------------------------------------------------------------------------

Who May Want To Invest

The fund is designed for investors who:

o     are pursuing a long-term goal

o want to add a global investment with growth potential to further diversify a portfolio

o are looking for the added rewards and are willing to accept the added risks of a fund that invests in the healthcare sector

The fund is not designed for investors who:

o     require regular income or stability of principal

o     are pursuing a short-term goal or investing emergency reserves

o     are uncomfortable with the risks of international investing

o     are uncomfortable with the fund's focus on the healthcare sector

o     are looking for a less aggressive stock investment


4 | GLOBAL EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

J.P. Morgan, as advisor, selects the global equity securities for the fund's investments using the investment process described below to determine which companies are most likely to provide high total return to shareholders. In order to maximize return potential, the fund is not constrained by geographic limits.

GLOBAL EQUITY INVESTMENT PROCESS

In managing the fund, J.P. Morgan employs a three-step process:

[GRAPHIC]
J.P. Morgan analysts develop proprietary
                    fundamental research

Research and valuation Research findings allow J.P. Morgan to rank companies according to their relative value; combined with J.P. Morgan's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

J.P. Morgan takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 160 career analysts. The team of analysts dedicated to the health-care sector includes approximately 13 members, with an average of over 15 years of experience.

[GRAPHIC]
Using research and valuations, the
    fund's management team chooses
               stocks for the fund

Stock selection Using research as the basis for investment decisions, J.P. Morgan portfolio managers construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. J.P. Morgan's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

[GRAPHIC]
                  Morgan may adjust
currency exposure to seek to manage
          risks and enhance returns

Currency management J.P. Morgan actively manages the fund's currency exposure in an effort to manage risk and enhance total return. The fund has access to J.P. Morgan's currency specialists to determine the extent and nature of its exposure to various foreign currencies.


                                           GLOBAL EQUITY MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

INVESTING THROUGH SERVICE ORGANIZATIONS

Prospective investors may only purchase, exchange and redeem shares of the fund with the assistance of a service organization. Your service organization is paid by the fund to assist you in establishing your fund account, executing transactions, and monitoring your investment. The minimum amount for initial investments in the fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. Service organizations may provide the following services in connection with their customers' investments in the fund:

o     Acting, directly or through an agent, as the sole shareholder of record

o     Maintaining account records for customers

o     Processing orders to purchase, redeem or exchange shares for customers

o     Responding to inquiries from shareholders

o     Assisting customers with investment procedures

ACCOUNT AND TRANSACTION POLICIES

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs on a foreign exchange after the close of trading on that exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, the proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Redemption in kind The fund reserves the right to make redemptions of $250,000 in securities rather than in cash.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

Statements and reports You will receive from your service organization account statements and confirmation of each purchase or sale of shares. Every six months the fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically pays income dividends and makes capital gains distributions, if any, once per year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your service organization to have them sent to you by check, credited to a separate account or invested in another J.P. Morgan Advisor Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                             Tax status

Income dividends                        Ordinary income

Short-term capital gains                Ordinary income
distributions

Long-term capital gains                 Capital gains
distributions

Sales or exchanges of shares            Capital gains or losses
owned for more than one year

Sales or exchanges of shares            Gains are treated as ordinary
owned for one year or less              income; losses are subject
                                        to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

--------------------------------------------------------------------------------

Shareholder Services Agent

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.

                                                             YOUR INVESTMENT | 7

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of the J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides certain fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

Advisory services                        1.25% of the fund's
                                         average net assets

Administrative services                  Fund's pro-rata portion of
(fee shared with                         0.09% of the first $7 billion
Funds Distributor, Inc.)                 of average net assets in
                                         J.P. Morgan-advised portfolios,
                                         plus 0.04% of average
                                         net assets over $7 billion

Shareholder services                     0.05% of the fund's average
                                         net assets

The fund has a service plan which allows it to pay service organizations up to 0.25% of the average net assets of the shares held in the name of the service organization.

The fund has adopted a plan under Rule 12b-1 that allows the fund to pay distribution fees up to 0.25% of the fund's average net assets for the sale and distribution of its shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


8 | FUND DETAILS

                  THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help certain funds manage risk.

--------------------------------------------------------------------------------
                                                      Policies to balance
Potential risks           Potential rewards           risk and reward
--------------------------------------------------------------------------------

Market conditions

o The fund's share        o Stocks have               o Under normal
  price and                 generally                   circumstances, the fund
  performance will          outperformed more           plans to remain fully
  fluctuate in              stable investments          invested, with at least
  response to stock         (such as bonds and          65% in stocks of at
  market movements          cash equivalents)           least three countries,
                            over the long term          including the U.S.;
o Adverse market                                        stock investments may
  conditions may from                                   include U.S. and foreign
  time to time cause                                    common stocks,
  the fund to take                                      convertible securities,
  temporary defensive                                   preferred stocks, trust
  positions that are                                    or partnership
  inconsistent with                                     interests, warrants,
  its principal                                         rights, and investment
  investment                                            company securities
  strategies and may
  hinder the fund from                                o During severe market
  achieving its                                         downturns, the fund has
  investment objective                                  the option of investing
                                                        up to 100% of assets in
o The fund is                                           investment-grade
  non-diversified                                       short-term securities
  which means that a
  relatively high
  percentage of the
  fund's assets may be
  invested in a
  limited number of
  issuers; therefore,
  its performance may
  be more vulnerable
  to changes in the
  market value of a
  single issuer or a
  group of issuers

Management choices

o The fund could          o The fund could            o J.P. Morgan focuses its
  underperform its          outperform its              active management on
  benchmark due to its      benchmark due to            securities selection,
  securities and asset      these same choices          the area where it
  allocation choices                                    believes its commitment
                                                        to research can most
                                                        enhance returns

Sector concentration

o The value of fund       o Stocks within this
  shares will be            sector have the
  affected by factors       potential to
  peculiar to the           outperform the
  sector in which the       broader market
  fund invests, and,        indices
  as a result, may
  fluctuate more
  widely than that of
  a fund that invests
  in a broader range
  of industries

Foreign investments

o Currency exchange       o Favorable exchange        o The fund actively
  rate movements could      rate movements could        manages the currency
  reduce gains or           generate gains or           exposure of its foreign
  create losses             reduce losses               investments and may
                                                        hedge a portion of its
o The fund could lose     o Foreign investments,        foreign currency
  money because of          which represent a           exposure into the U.S.
  foreign government        major portion of the        dollar or other
  actions, political        world's securities,         currencies which the
  instability or lack       offer attractive            advisor deems more
  of adequate and           potential                   attractive (see also
  accurate information      performance and             "Derivatives")
                            opportunities for
o Investment risks          diversification
  tend to be higher in
  emerging markets.       o Emerging markets can
  These markets also        offer higher returns
  present higher
  liquidity and
  valuation risks


10 | FUND DETAILS

--------------------------------------------------------------------------------
                                                      Policies to balance
Potential risks           Potential rewards           risk and reward
--------------------------------------------------------------------------------

Derivatives

o Derivatives such as     o Hedges that               o The fund uses
  futures, options,         correlate well with         derivatives for hedging
  swaps, and forward        underlying positions        and for risk management
  foreign currency          can reduce or               (i.e., to establish or
  contracts that are        eliminate losses at         adjust exposure to
  used for hedging the      low cost                    particular securities,
  portfolio or                                          markets or currencies);
  specific securities     o The fund could make         risk management may
  may not fully offset      money and protect           include management of a
  the underlying            against losses if           fund's exposure relative
  positions and this        management's                to its benchmark
  could result in           analysis proves
  losses to the fund        correct                   o The fund only
  that would not have                                   establishes hedges that
  otherwise occurred(1)   o Derivatives that            it expects will be
                            involve leverage            highly correlated with
o Derivatives used for      could generate              underlying positions
  risk management may       substantial gains at
  not have the              low cost                  o While the fund may use
  intended effects and                                  derivatives that
  may result in losses                                  incidentally involve
  or missed                                             lever-age, it does not
  opportunities                                         use them for the
                                                        specific purpose of
o The counterparty to                                   leveraging its portfolio
  a derivatives
  contract could
  default

o Certain types of
  derivatives involve
  costs to the fund
  which can reduce
  returns

o Derivatives that
  involve leverage
  could magnify losses

Securities lending

o When the fund lends     o The fund may enhance      o J.P. Morgan maintains a
  a security, there is      income through the          list of approved
  a risk that the           investment of the           borrowers
  loaned securities         collateral received
  may not be returned       from the borrower         o The fund receives
  if the borrower                                       collateral equal to at
  defaults                                              least 100% of the
                                                        current value of
o The collateral will                                   securities loaned
  be subject to the
  risks of the                                        o The lending agents
  securities in which                                   indemnify the fund
  it is invested                                        against borrower default

                                                      o J.P. Morgan's collateral
                                                        investment guidelines
                                                        limit the quality and
                                                        duration of collateral
                                                        investment to minimize
                                                        losses

                                                      o Upon recall, the
                                                        borrower must return the
                                                        securities loaned within
                                                        the normal settlement
                                                        period

Illiquid holdings

o The fund could have     o These holdings may        o The fund may not invest
  difficulty valuing        offer more                  more than 15% of net
  these holdings            attractive yields or        assets in illiquid
  precisely                 potential growth            holdings
                            than comparable
o The fund could be         widely traded             o To maintain adequate
  unable to sell these      securities                  liquidity to meet
  holdings at the time                                  redemptions, the fund
  or price it desires                                   may hold
                                                        investment-grade
                                                        short-term securities
                                                        (including repurchase
                                                        agreements) and, for
                                                        temporary or
                                                        extraordinary purposes,
                                                        may borrow from banks up
                                                        to 33 1/3% of the value
                                                        of its total assets

When-issued and delayed
delivery securities

o When the fund buys      o The fund can take         o The fund uses segregated
  securities before         advantage of                accounts to offset
  issue or for delayed      attractive                  leverage risk
  delivery, it could        transaction
  be exposed to             opportunities
  leverage risk if it
  does not use
  segregated accounts

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------
                                                      Policies to balance
Potential risks           Potential rewards           risk and reward
--------------------------------------------------------------------------------

Short-term trading

o Increased trading       o The fund could            o The fund generally
  would raise the           realize gains in a          avoids short-term
  fund's brokerage and      short period of time        trading, except to take
  related costs                                         advantage of attractive
                          o The fund could              or unexpected
o Increased short-term      protect against             opportunities or to meet
  capital gains             losses if a stock is        demands generated by
  distributions would       overvalued and its          shareholder activity
  raise shareholders'       value later falls
  income tax liability                                o The expected annual
                                                        portfolio turnover rate
                                                        for the fund is 50-80%


12 | FUND DETAILS

                  THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about these funds, may be obtained by contacting:

J.P. Morgan Funds
Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

E-mail: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (for information call 1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov; copies also may be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. The fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Global Healthcare Fund - Advisor Shares ....811-07795 and 333-11125

J.P. MORGAN MUTUAL FUNDS AND THE MORGAN TRADITION

J.P. Morgan mutual funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, J.P. Morgan mutual funds offer a broad array of distinctive opportunities for investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Series Trust

Advisor

J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
1-800-766-7722

Distributor

Funds Distributor, Inc.
60 State Street
Boston, MA 02109
1-800-221-7930

--------------------------------------------------------------------------------
                                          MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------

J.P. MORGAN GLOBAL TECHNOLOGY
& TELECOMMUNICATIONS FUND

                                        ----------------------------------------
                                        Seeking high total return from a
                                        portfolio of global equity securities in the technology and telecommunications sectors

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

      2 |   J.P. MORGAN GLOBAL TECHNOLOGY &
            TELECOMMUNICATIONS FUND

            The fund's goal, principal
                 strategies, principal
                   risks, and expenses


            Fund description ..................................................2


            Investor expenses .................................................3

      4 |   GLOBAL EQUITY MANAGEMENT APPROACH

            J.P. Morgan .......................................................4

            J.P. Morgan Global Technology & Telecommunications Fund............4

            Who may want to invest ............................................4

            Global equity investment process ..................................5

      6 |   YOUR INVESTMENT

                   Investing in the
                 J.P. Morgan Global
                       Technology &
            Telecommunications Fund

            Investing through a financial professional ........................6

            Investing through an employer-sponsored retirement plan ...........6

            Investing through an IRA or rollover IRA ..........................6

            Investing directly ................................................6

            Opening your account ..............................................6

            Adding to your account ............................................6

            Selling shares ....................................................7

            Account and transaction policies ..................................7

            Dividends and distributions .......................................8

            Tax considerations ................................................8

      9 |   FUND DETAILS

            More about risk and the fund's
                       business operations

            Business structure ................................................9

            Management and administration .....................................9

            Risk and reward elements .........................................10

            FOR MORE INFORMATION............................back coverback cover

J.P. MORGAN GLOBAL TECHNOLOGY &
TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
                             REGISTRANT: J.P. MORGAN SERIES TRUST
                             (J.P. MORGAN GLOBAL TECHNOLOGY & TELECOMMUNICATIONS
                             FUND: SELECT SHARES)

RISK/RETURN SUMMARY

[GRAPHIC] For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 10-12.

[GRAPHIC] GOAL

      The fund seeks to provide high total return from a worldwide portfolio of equity securities in the technology and telecommunications sectors. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in stocks and other equity securities of U.S. and foreign companies principally conducting business in the technology and telecommunications sectors. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, Internet, semi-conductor or electronics industries; and companies that develop, manufacture or sell communications and networking services or equipment. There are no prescribed limits on the weightings of securities in any particular sector or in any individual company.

While there are no limits on the geographical allocation of fund investments, fund management intends to invest primarily in securities of companies domiciled or located in the U.S., Canada, Western Europe and the Far East. The fund may also invest, to a lesser extent, in emerging markets.

The fund may invest in companies of any size; however, emphasis will be given to securities of large-capitalization companies (generally, companies with a market capitalization larger than one billion U.S. dollars) and, to a lesser extent, medium-capitalization companies (generally, companies with a market capitalization between five hundred million and one billion U.S dollars) that, in the opinion of fund management, demonstrate a favorable investment opportunity.

The fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the fund will remain fully invested. Using its global perspective, J.P. Morgan uses the investment process described on page 5 to identify those stocks which in its view have an exceptional return potential.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & CoKnown. J.P. Morgan Chase currently manages approximately $700 billion, including more than $__ million using similar strategies as the fund.


The portfolio management team is led by Ella Brown, vice president, who has been an international equity portfolio manager since joining J.P Morgan in 1993, and Frederic Wissinger, vice president, who is a research analyst of the technology sector and has been employed by J.P. Morgan since 1995. In addition to being a portfolio manager, Ms. Brown is also chairperson of the European portfolio review meetings.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN GLOBAL TECHNOLOGY & TELECOMMUNICATIONS FUND

--------------------------------------------------------------------------------

The fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases risk and potential of the fund. With a concentrated portfolio of securities, it is possible that the fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the fund's share price than would occur if the fund held more securities.

Because the fund's investments are concentrated in the technology and telecommunications sectors, the value of its shares will be affected by factors unique to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries. Many of the companies in these sectors may face special risks, such as limited product lines or markets, lack of commercial success, intense competition, or product obsolescence. Such companies also are often subject to governmental regulation and therefore may be affected adversely by certain government policies.

In general, international investing involves higher risks than investing in U.S. markets. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. Foreign securities are generally riskier than their domestic counterparts. The risks are higher in emerging markets. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The estimated expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The estimated annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

----------------------------------------------
Annual fund operating expenses(1) (%)
(expenses that are deducted from fund assets)
----------------------------------------------

Management fees                           1.25

Distribution (Rule 12b-1) fees            none

Other expenses                            0.79
----------------------------------------------
Total operating expenses                  2.04
----------------------------------------------

Fee waiver and
expense reimbursement(2)                  0.54
----------------------------------------------
Net expenses(2)                           1.50
----------------------------------------------

----------------------------------------------
Expense example(2)
----------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
                              1 yr.    3 yrs.
Your cost($)                   153      560
---------------------------------------------

(1) This table shows the fund's estimated expenses expressed as a percentage of the fund's estimated average net assets.

(2) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.50% of the fund's average daily net assets through 2/28/02.


                     J.P. MORGAN GLOBAL TECHNOLOGY & TELECOMMUNICATIONS FUND | 3

--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan Chase employs approximately ___ analysts and portfolio managers around the world and has approximately $700 billion in assets under management.


J.P. MORGAN GLOBAL TECHNOLOGY & TELECOMMUNICATIONS FUND

The fund invests primarily in stocks and other equity securities of U.S. and foreign companies who derive at least 50% of their revenues from, or have invested at least 50% of their assets in, the technology or telecommunications sectors. As a shareholder, you should anticipate risks and rewards beyond those of a typical equity fund investing solely in stocks of U.S. issuers representing a broad range of industries.

--------------------------------------------------------------------------------
Who may want to invest

The fund is designed for investors who:

o     are pursuing a long-term goal

o want to add a global investment with growth potential to further diversify a portfolio

o are looking for the added rewards and are willing to accept the added risks of a fund that invests in the technology and telecommunications sectors

The fund is not designed for investors who:

o     require regular income or stability of principal

o     are pursuing a short-term goal or investing emergency reserves

o     are uncomfortable with the risks of international investing

o are uncomfortable with the fund's focus on the technology and telecommunications sectors

o     are looking for a less aggressive stock investment


4 | GLOBAL EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

J.P. Morgan, as advisor, selects the global equity securities for the fund's investments using the investment process described below to determine which companies are most likely to provide high total return to shareholders. In order to maximize return potential, the fund is not constrained by geographic limits.

GLOBAL EQUITY INVESTMENT PROCESS

In managing the fund, J.P. Morgan employs a three-step process:

[GRAPHIC]
J.P. Morgan analysts develop proprietary
                    fundamental research

Research and valuation Research findings allow J.P. Morgan to rank companies according to their relative value; combined with J.P. Morgan's qualitative view, the most attractive investment opportunities in the universe of technology and telecommunication stocks are identified.

J.P. Morgan takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 160 career analysts. The team of analysts dedicated to the global technology and telecommunications sectors includes approximately 13 members, with an average of over 15 years of experience.

[GRAPHIC]
Using research and valuations,
    the fund's management team
   chooses stocks for the fund

Stock selection Using research as the basis for investment decisions, J.P. Morgan portfolio managers construct a portfolio representing companies in the technology or telecommunications sectors, which in their view have an exceptional return potential relative to other companies in these sectors. J.P. Morgan's stock selection criteria focus on highly rated U.S. and foreign large cap companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect a stock's performance over the next twelve months.

[GRAPHIC]
Morgan may adjust currency exposure to
              seek to manage risks and
                       enhance returns

Currency management J.P. Morgan actively manages the fund's currency exposure in an effort to manage risk and enhance total return. The fund has access to J.P. Morgan's currency specialists to determine the extent and nature of its exposure to various foreign currencies.


                                           GLOBAL EQUITY MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-800-521-5411 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investment is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown on the right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

      Morgan Guaranty Trust Company of New York - Delaware

      Routing number: 031-100-238

      Credit: Morgan Guaranty Trust Shareholder Services

      Account number: 000-73-836

      FFC: your account number, name of registered owner(s) and fund name

      By check

o     Make out a check for the investment amount payable to J.P. Morgan Funds.

o     Mail the check with your completed application to the Transfer Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o     Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipients name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o The fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. The fund requires that telephone orders be placed by pre-authorized individuals only. The funds will tape record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs on a foreign exchange after the close of trading on that exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next
NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

Transfer Agent                           Shareholder Services Agent

State Street Bank and Trust Company      Morgan Christiana Center
P.O. Box 8411                            J.P. Morgan Funds Services - 2/OPS3
Boston, MA 02266-8411                    500 Stanton Christiana Road
Attention: J.P. Morgan Funds Services    Newark, DE 19713
                                         1-800-521-5411

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.


                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months, the fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically pays income dividends and makes capital gains distributions, if any, once a year. However, the fund may also make fewer payments in a given year, depending on its investment results and its tax compliance situation. Dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                              Tax status

Income dividends                         Ordinary income

Short-term capital gains distributions   Ordinary income

Long-term capital gains distributions    Capital gains

Sales or exchanges of shares owned for   Capital gains or losses
more than one year

Sales or exchanges of shares owned for   Gains are treated as ordinary income;
one year or less                         losses are subject to special rules


Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis. Costs of the trust are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides trust officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

Advisory services                1.25% of the fund's
                                 average net assets

Administrative services          Fund's pro-rata portion of
(fee shared with Funds           0.09% of the first $7 billion of
Distributor, Inc.)               average net assets
                                 in J.P. Morgan-advised
                                 portfolios, plus 0.04%
                                 of average net assets over
                                 $7 billion

Shareholder services             0.25% of the fund's average
                                 net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Market conditions

o  The fund's share      o  Stocks have          o  Under normal
   price and                generally               circumstances the
   performance will         outperformed more       fund plans to remain
   fluctuate in             stable investments      fully invested, with
   response to stock        (such as bonds and      at least 65% in
   market movements         cash equivalents)       stocks of at least
                            over the long term      three countries,
o  Adverse market                                   including the U.S.;
   conditions may from                              stock investments
   time to time cause                               may include U.S. and
   the fund to take                                 foreign common
   temporary defensive                              stocks, convertible
   positions that are                               securities,
   inconsistent with                                preferred stocks,
   its principal                                    trust or partnership
   investment                                       interests, warrants,
   strategies and may                               rights, and
   hinder the fund from                             investment company
   achieving its                                    securities
   investment objective
                                                 o  During severe market
o  The fund is                                      downturns, the fund
   non-diversified                                  has the option of
   which means that a                               investing up to 100%
   relatively high                                  of assets in
   percentage of the                                investment-grade
   fund's assets may be                             short-term
   invested in a                                    securities
   limited number of
   issuers; therefore,
   its performance may
   be more vulnerable
   to changes in the
   market value of a
   single issuer or a
   group of issuers

Management choices

o  The fund could        o  The fund could       o  J.P. Morgan focuses
   underperform its         outperform its          its active
   benchmark due to its     benchmark due to        management on
   securities and asset     these same choices      securities
   allocation choices                               selection, the area
                                                    where it believes
                                                    its commitment to
                                                    research can most
                                                    enhance returns

Sector concentration

o  The value of fund     o  Stocks within these
   shares will be           sectors have the
   affected by factors      potential to
   peculiar to the          outperform the
   sectors in which the     broader market
   fund invests, and,       indices
   as a result, may
   fluctuate more
   widely than that of
   a fund that invests
   in a broader range
   of industries

Foreign investments


o  Currency exchange     o  Favorable exchange   o  The fund actively
   rate movements could     rate movements could    manages the currency
   reduce gains or          generate gains or       exposure of its
   create losses            reduce losses           foreign investments
                                                    and may hedge a
o  The fund could lose   o  Foreign investments,    portion of its
   money because of         which represent a       foreign currency
   foreign government       major portion of the    exposure into the
   actions, political       world's securities,     U.S. dollar or other
   instability, or lack     offer attractive        currencies which the
   of adequate and          potential               advisor deems more
   accurate information     performance and         attractive (see also
                            opportunities for       "Derivatives")
o  Investment risks         diversification
   tend to be higher in                          o  Most bonds will rise in
   emerging markets.     o  Emerging markets can    value when interest
   These markets also       offer higher returns    rates fall
   present higher
   liquidity and                                 o  Foreign bonds which
   valuation risks                                  represent a major portion
                                                    of the world's fixed
                                                    income securities, offer
                                                    attractive potential
                                                    performance and
                                                    opportunities for
                                                    diversification


10 | FUND DETAILS

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Derivatives

o  Derivatives such as   o  Hedges that          o  The fund uses
   futures, options,        correlate well with     derivatives for
   swaps and forward        underlying positions    hedging and for risk
   foreign currency         can reduce or           management (i.e., to
   contracts that are       eliminate losses at     establish or adjust
   used for hedging the     low cost                exposure to
   portfolio or                                     particular
   specific securities   o  The fund could make     securities, markets
   may not fully offset     money and protect       or currencies); risk
   the underlying           against losses if       management may
   positions and this       management's            include management
   could result in          analysis proves         of the fund's
   losses to the fund       correct                 exposure relative to
   that would not                                   its benchmark
   otherwise have        o  Derivatives that
   occurred(1)              involve leverage     o  The fund only
                            could generate          establishes hedges
o  Derivatives used for     substantial gains at    that it expects will
   risk management may      low cost                be highly correlated
   not have the                                     with underlying
   intended effects and                             positions
   may result in losses
   or missed                                     o  While the fund may
   opportunities                                    use derivatives that
                                                    incidentally involve
o  The counterparty to                              leverage, it does
   a derivatives                                    not use them for the
   contract could                                   specific purpose of
   default                                          leveraging its
                                                    portfolio
o  Certain types of
   derivatives involve
   costs to the fund
   which can reduce
   returns

o  Derivatives that
   involve leverage
   could magnify losses

Securities lending

o  When the fund lends   o  The fund may         o  J.P. Morgan
   a security, there is     enhance income          maintains a list of
   a risk that the          through the             approved borrowers
   loaned securities        investment of the
   may not be returned      collateral received  o  The fund receives
   if the borrower          from the borrower       collateral equal to
   defaults                                         at least 100% of the
                                                    current value of
o  The collateral will                              securities loaned
   be subject to the
   risks of the                                  o  The lending agents
   securities in which                              indemnify the fund
   it is invested                                   against borrower
                                                    default

                                                 o  J.P. Morgan's
                                                    collateral
                                                    investment
                                                    guidelines limit the
                                                    quality and duration
                                                    of collateral
                                                    investment to
                                                    minimize losses

                                                 o  Upon recall, the
                                                    borrower must return
                                                    the securities
                                                    loaned within the
                                                    normal settlement
                                                    period

Illiquid holdings

o  The fund could have   o  These holdings may   o  The fund may not
   difficulty valuing       offer more              invest more than 15%
   these holdings           attractive yields or    of net assets in
   precisely                potential growth        illiquid holdings
                            than comparable
o  The fund could be        widely traded        o  To maintain adequate
   unable to sell these     securities              liquidity to meet
   holdings at the time                             redemptions, the
   or price it desires                              fund may hold
                                                    investment-grade
                                                    short-term
                                                    securities
                                                    (including
                                                    repurchase
                                                    agreements and
                                                    reverse repurchase
                                                    agreements) and, for
                                                    temporary or
                                                    extraordinary
                                                    purposes, may borrow
                                                    from banks up to 33%
                                                    of the value of its
                                                    total assets

When-issued and delayed
delivery securities

o  When the fund buys    o  The fund can take    o  The fund uses
   securities before        advantage of            segregated accounts
   issue or for delayed     attractive              to offset leverage
   delivery, it could       transaction             risk
   be exposed to            opportunities
   leverage risk if it
   does not use
   segregated accounts

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Short-term trading

o  Increased trading     o  The fund could       o  The fund generally
   would raise the          realize gains in a      avoids short-term
   fund's brokerage and     short period of time    trading, except to
   related costs                                    take advantage of
                         o  The fund could          attractive or
o  Increased short-term     protect against         unexpected
   capital gains            losses if a stock is    opportunities or to
   distributions would      overvalued and its      meet demands
   raise shareholders'      value later falls       generated by
   income tax liability                             shareholder activity

                                                 o  The expected annual
                                                    turnover rate for
                                                    the fund is 70-100%


12 | FUND DETAILS

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Funds

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (for information, call 1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov, copies also may be obtained, after paying a duplicating fee, by e-mail request to public info@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. The fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Global Technology &
Telecommunications Fund ................................811-07795 and 333-11125.

J.P. MORGAN MUTUAL FUNDS AND THE MORGAN TRADITION

J.P. Morgan mutual funds combine a heritage of integrity and financial leadership with comprehensive and sophisticated analysis and techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, J.P. Morgan mutual funds offer a broad array of distinctive opportunities for investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Series Trust

Advisor                                     Distributor

J.P. Morgan Investment Management Inc.      Funds Distributor, Inc.
522 Fifth Avenue                            60 State Street
New York, NY 10036                          Boston, MA 02109
1-800-521-5411                              1-800-221-7930

--------------------------------------------------------------------------------
                                          MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------

J.P. MORGAN INSTITUTIONAL
GLOBAL TECHNOLOGY
& TELECOMMUNICATIONS FUND

                                   ---------------------------------------------
                                   Seeking high total return from a portfolio of global equity securities in the technology and telecommunications sectors

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the Commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

      2 |   J.P. MORGAN INSTITUTIONAL GLOBAL TECHNOLOGY &
            TELECOMMUNICATIONS FUND

            The fund's goal, principal strategies,
                     principal risks, and expenses

            Fund description ..................................................2

            Investor expenses .................................................3

      4 |   GLOBAL EQUITY MANAGEMENT APPROACH

            J.P. Morgan .......................................................4

            J.P. Morgan Global Technology & Telecommunications Fund ...........4

            Who may want to invest ............................................4

            Global equity investment process ..................................5

      6 |   YOUR INVESTMENT

               Investing in the J.P. Morgan
            Institutional Global Technology
                  & Telecommunications Fund

            Investing through a financial professional ........................6

            Investing through an employer-sponsored retirement plan ...........6

            Investing through an IRA or rollover IRA ..........................6

            Investing directly ................................................6

            Opening your account ..............................................6

            Adding to your account ............................................6

            Selling shares ....................................................7

            Account and transaction policies ..................................7

            Dividends and distributions .......................................8

            Tax considerations ................................................8

      9 |   FUND DETAILS

            More about risk and the fund's
                       business operations

            Business structure ................................................9

            Management and administration .....................................9

            Risk and reward elements .........................................10

            FOR MORE INFORMATION .....................................back cover

J.P. MORGAN INSTITUTIONAL GLOBAL TECHNOLOGY
& TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
                             REGISTRANT: J.P. MORGAN SERIES TRUST
                             (J.P. MORGAN GLOBAL TECHNOLOGY & TELECOMMUNICATIONS
                             FUND: INSTITUTIONAL SHARES)

            RISK/RETURN SUMMARY

[GRAPHIC]   For a more detailed discussion of the fund's investments and its main risks, as well as fund strategies, please see pages 10-12.

[GRAPHIC]   GOAL

            The fund seeks to provide high total return from a worldwide portfolio of equity securities in the technology and telecommunications sectors. This goal can be changed without shareholder approval.

            INVESTMENT APPROACH

[GRAPHIC]   Principal Strategies

The fund invests primarily in stocks and other equity securities of U.S. and foreign companies principally conducting business in the technology and telecommunications sectors. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, Internet, semi-conductor or electronics industries; and companies that develop, manufacture or sell communications and networking services or equipment. There are no prescribed limits on the weightings of securities in any particular sector or in any individual company.

While there are no limits on the geographical allocation of fund investments, fund management intends to invest primarily in securities of companies domiciled or located in the U.S., Canada, Western Europe and the Far East. The fund may also invest, to a lesser extent, in emerging markets.

The fund may invest in companies of any size; however, emphasis will be given to securities of large-capitalization companies (generally, companies with a market capitalization larger than one billion U.S. dollars) and, to a lesser extent, medium-capitalization companies (generally, companies with a market capitalization between five hundred million to one billion U.S. dollars) that, in the opinion of fund management, demonstrate a favorable investment opportunity.

The fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the fund will remain fully invested. Using its global perspective, J.P. Morgan uses the investment process described on page 5 to identify those stocks which in its view have an exceptional return potential.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

The fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases risk and potential of the fund. With a concentrated portfolio of securities, it is possible that the fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the fund's share price than would occur if the fund held more securities.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $___ million using similar strategies as the fund.


The portfolio management team is led by Ella Brown, vice president, who has been an international equity portfolio manager since joining J.P Morgan in 1993, and Frederic Wissinger, vice president, who is a research analyst of the technology sector and has been employed by J.P. Morgan since 1995. In addition to being a portfolio manager, Ms. Brown is also chairperson of the European portfolio review meetings.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL GLOBAL TECHNOLOGY & TELECOMMUNICATIONS FUND

--------------------------------------------------------------------------------

Because the fund's investments are concentrated in the technology and telecommunications sectors, the value of its shares will be affected by factors unique to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries. Many of the companies in these sectors may face special risks, such as limited product lines or markets, lack of commercial success, intense competition, or product obsolescence. Such companies also are often subject to governmental regulation and therefore may be affected adversely by certain government policies.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. Foreign securites are generally riskier than their domestic counterparts. The risks are higher in emerging markets. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The estimated expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The estimated annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
Annual fund operating expenses(1) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                                                             1.25

Distribution (Rule 12b-1) fees                                              none

Other expenses                                                              0.70
================================================================================
Total operating expenses                                                    1.95

Fee waiver and
expense reimbursement(2)                                                    0.60
================================================================================
Net expenses(2)                                                             1.35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense examples(2)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                                                  1 yr.   3 yrs.
Your cost ($)                                                       137      523
--------------------------------------------------------------------------------

(1) This table shows the fund's estimated expenses expressed as a percentage of the fund's estimated average net assets.

(2) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.35% of the fund's average daily net assets through 2/28/02.


       J.P. MORGAN INSTITUTIONAL GLOBAL TECHNOLOGY & TELECOMMUNICATIONS FUND | 3

GLOBAL EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments and individuals. J.P. Morgan Chase employs over ___ analysts and portfolio managers around the world and has more than $___ billion in assets under management.


J.P. MORGAN GLOBAL TECHNOLOGY & TELECOMMUNICATIONS FUND

The fund invests primarily in stocks and other equity securities of U.S. and foreign companies who derive at least 50% of their revenues from, or have invested at least 50% of their assets in, the technology or telecommunications sector. As a shareholder, you should anticipate risks and rewards beyond those of a typical equity fund investing solely in stocks of U.S. issuers representing a broad range of industries.

--------------------------------------------------------------------------------
Who may want to invest

The fund is designed for investors who:

o     are pursuing a long-term goal

o want to add a global investment with growth potential to further diversify a portfolio

o are looking for the added rewards and are willing to accept the added risks of a fund that invests in the technology and telecommunications sectors

The fund is not designed for investors who:

o     require regular income or stability of principal

o     are pursuing a short-term goal or investing emergency reserves

o     are uncomfortable with the risks of international investing

o are uncomfortable with the fund's focus on the technology and telecommunications sectors

o     are looking for a less aggressive stock investment


4 | GLOBAL EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

J.P. Morgan, as advisor, selects the global equity securities for the fund's investments using the investment process described below to determine which companies are most likely to provide high total return to shareholders. In order to maximize return potential, the fund is not constrained by geographic limits.

GLOBAL EQUITY INVESTMENT PROCESS

In managing the fund, J.P. Morgan employs a three-step process:

[GRAPHIC]
J.P. Morgan analysts develop proprietary
                    fundamental research

Research and valuation Research findings allow J.P. Morgan to rank companies according to their relative value; combined with J.P. Morgan's qualitative view, the most attractive investment opportunities in the universe of technology and telecommunication stocks are identified.

J.P. Morgan takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 160 career analysts. The team of analysts dedicated to the global technology and telecommunications sectors includes approximately 13 members, with an average of over 15 years of experience.

[GRAPHIC]
Using research and valuations, the
    fund's management team chooses
               stocks for the fund

Stock selection Using research as the basis for investment decisions, J.P. Morgan portfolio managers construct a portfolio representing companies in the technology, media or telecommunications sectors, which in their view have an exceptional return potential relative to other companies in these sectors. J.P. Morgan's stock selection criteria focus on highly rated U.S. and foreign large cap companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect a stock's performance over the next twelve months.

[GRAPHIC]
Morgan may adjust currency exposure to
              seek to manage risks and
                       enhance returns

Currency management J.P. Morgan actively manages the fund's currency exposure in an effort to manage risk and enhance total return. The fund has access to J.P. Morgan's currency specialists to determine the extent and nature of its exposure to various foreign currencies.


                                           GLOBAL EQUITY MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-800-766-7722 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments in the fund is $1,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown on the right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

      Morgan Guaranty Trust Company of New York - Delaware
      Routing number: 031-100-238
      Credit: J.P.M. Institutional Shareholder Services
      Account number: 001-57-689
      FFC: Your account number, name of registered owner(s) and fund name.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone - wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone - check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: the name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want any cash proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o The fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. The fund requires that telephone orders be placed by pre-authorized individuals only. The fund will tape record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs on a foreign exchange after the close of trading on that exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------
Shareholder Services Agent

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.


                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, the proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically pays income dividends and makes capital gains distributions, if any, once per year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                             Tax status

Income dividends                        Ordinary income

Short-term capital gains                Ordinary income
distributions

Long-term capital gains                 Capital gains
distributions

Sales or exchanges of shares            Capital gains or losses
owned for more than one year

Sales or exchanges of shares            Gains are treated as ordinary
owned for one year or less              income; losses are subject
                                        to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of the J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides certain fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

Advisory services                      1.25% of the fund's
                                       average net assets

Administrative services                Fund's pro-rata portion of
(fee shared with Funds                 0.09% of the first $7 billion of
Distributor, Inc.)                     average net assets
                                       in J.P. Morgan-advised
                                       portfolios, plus 0.04%
                                       of average net assets over
                                       $7 billion

Shareholder services                   0.10% of the fund's average
                                       net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.

--------------------------------------------------------------------------------
                                                      Policies to balance
Potential risks           Potential rewards           risk and reward
--------------------------------------------------------------------------------

Market conditions

o The fund's share        o Stocks have               o Under normal
  price and                 generally                   circumstances, the fund
  performance will          outperformed more           plans to remain fully
  fluctuate in              stable investments          invested, with at least
  response to stock         (such as bonds and          65% in stocks of at
  market movements          cash equivalents)           least three countries,
                            over the long term          including the U.S.;
o Adverse market                                        stock investments may
  conditions may from                                   include U.S. and foreign
  time to time cause                                    common stocks,
  the fund to take a                                    convertible securities,
  temporary defensive                                   preferred stocks, trust
  positions that are                                    or partnership
  inconsistent with                                     interests, warrants,
  its principal                                         rights, and investment
  investment                                            company securities
  strategies and may
  hinder the fund from                                o During severe market
  achieving its                                         downturns, the fund has
  investment objective                                  the option of investing
                                                        up to 100% of assets in
o The fund is                                           investment-grade
  non-diversified                                       short-term securities
  which means that a
  relatively high
  percentage of the
  fund's assets may be
  invested in a
  limited number of
  issuers; therefore,
  its performance may
  be more vulnerable
  to changes in the
  market value of a
  single issuer or a
  group of issuers

Management choices

o The fund could          o The fund could            o J.P. Morgan focuses its
  underperform its          outperform its              active management on
  benchmark due to its      benchmark due to            securities selection,
  securities and asset      these same choices          the area where it
  allocation choices                                    believes its commitment
                                                        to research can most
                                                        enhance returns

Sector concentration

o The value of fund       o Stocks within these
  shares will be            sectors have the
  affected by factors       potential to
  peculiar to the           outperform the
  sectors in which the      broader market
  fund invests, and,        indices
  as a result, may
  fluctuate more
  widely than that of
  a fund that invests
  in a broader range
  of industries

Foreign investments

o Currency exchange       o Favorable exchange        o The fund actively
  rate movements could      rate movements could        manages the currency
  reduce gains or           generate gains or           exposure of its foreign
  create losses             reduce losses               investments and may
                                                        hedge a portion of its
o The fund could lose     o Foreign investments,        foreign currency
  money because of          which represent a           exposure into the U.S.
  foreign government        major portion of the        dollar or other
  actions, political        world's securities,         currencies which the
  instability or lack       offer attractive            adviser deems more
  of adequate and           potential                   attractive (see also
  accurate information      performance and             "Derivatives")
                            opportunities for
o Investment risks          diversification
  tend to be higher in
  emerging markets.       o Emerging markets can
  These markets also        offer higher returns
  present higher
  liquidity and
  valuation risks


10 | FUND DETAILS

--------------------------------------------------------------------------------
                                                      Policies to balance
Potential risks           Potential rewards           risk and reward
--------------------------------------------------------------------------------

Derivatives

o Derivatives such as     o Hedges that               o The fund uses
  futures, options,         correlate well with         derivatives for hedging
  swaps and forward         underlying positions        and for risk management
  foreign currency          can reduce or               (i.e., to establish or
  contracts that are        eliminate losses at         adjust exposure to
  used for hedging the      low cost                    particular securities,
  portfolio or                                          markets or currencies);
  specific securities     o The fund could make         risk management may
  may not fully offset      money and protect           include management of a
  the underlying            against losses if           fund's exposure relative
  positions and this        management's                to its benchmark
  could result in           analysis proves
  losses to the fund        correct                   o The fund only
  that would not have                                   establishes hedges that
  otherwise               o Derivatives that            it expects will be
  occurred(1)               involve leverage            highly correlated with
                            could generate              underlying positions
o Derivatives used for      substantial gains at
  risk management may       low cost                  o While the fund may use
  not have the                                          derivatives that
  intended effects and                                  incidentally involve
  may result in losses                                  leverage, it does not
  or missed                                             use them for the
  opportunities                                         specific purpose of
                                                        leveraging its portfolio
o The counterparty to
  a derivatives
  contract could
  default

o Certain types of
  derivatives involve
  costs to the fund
  which can reduce
  returns

o Derivatives that
  involve leverage
  could magnify losses

Securities lending

o When the fund lends     o The fund may enhance      o J.P. Morgan maintains a
  a security, there is      income through the          list of approved
  a risk that the           investment of the           borrowers
  loaned securities         collateral received
  may not be returned       from the borrower         o The fund receives
  if the borrower                                       collateral equal to at
  defaults                                              least 100% of the
                                                        current value of
o The collateral will                                   securities loaned
  be subject to the
  risks of the                                        o The lending agents
  securities in which                                   indemnify the fund
  it is invested                                        against borrower default

                                                      o J.P. Morgan's collateral
                                                        investment guidelines
                                                        limit the quality and
                                                        duration of collateral
                                                        investment to minimize
                                                        losses

                                                      o Upon recall, the
                                                        borrower must return the
                                                        securities loaned within
                                                        the normal settlement
                                                        period

Illiquid holdings

o The fund could have     o These holdings may        o The fund may not invest
  difficulty valuing        offer more                  more than 15% of net
  these holdings            attractive yields or        assets in illiquid
  precisely                 potential growth            holdings
                            than comparable
o The fund could be         widely traded             o To maintain adequate
  unable to sell these      securities                  liquidity to meet
  holdings at the time                                  redemptions, the fund
  or price it desires                                   may hold
                                                        investment-grade
                                                        short-term securities
                                                        (including repurchase
                                                        agreements and reverse
                                                        repurchase agreements)
                                                        and, for temporary or
                                                        extraordinary purposes,
                                                        may borrow from banks up
                                                        to 33 1/3% of the value
                                                        of its total assets

When-issued and delayed
delivery securities

o When the fund buys      o The fund can take         o The fund uses segregated
  securities before         advantage of                accounts to offset
  issue or for delayed      attractive                  leverage risk
  delivery, it could        transaction
  be exposed to             opportunities
  leverage risk if it
  does not use
  segregated accounts

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------
                                                      Policies to balance
Potential risks           Potential rewards           risk and reward
--------------------------------------------------------------------------------

Short-term trading

o Increased trading       o The fund could            o The fund generally
  would raise the           realize gains in a          avoids short-term
  fund's brokerage and      short period of time        trading, except to take
  related costs                                         advantage of attractive
                          o The fund could              or unexpected
o Increased short-term      protect against             opportunities or to meet
  capital gains             losses if a stock is        demands generated by
  distributions would       overvalued and its          shareholder activity
  raise shareholders'       value later falls
  income tax liability                                o The expected annual
                                                        portfolio turnover rate
                                                        for the fund is 70-100%


12 | FUND DETAILS

                    (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Funds
Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE
19713

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

E-mail: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (for information, call 1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov; copies also may be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

J.P. MORGAN MUTUAL FUNDS AND THE MORGAN TRADITION

J.P. Morgan mutual funds combine a heritage of integrity and financial leadership with comprehensive and sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, J.P. Morgan mutual funds offer a broad array of distinctive opportunities for investors.

J.P. Morgan Institutional Global Technology
& Telecommunications Fund ...............................811-07795 and 333-11125

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Series Trust

Advisor                                      Distributor

J.P. Morgan Investment Management Inc.       Funds Distributor, Inc.
522 Fifth Avenue                             60 State Street
New York, NY 10036                           Boston, MA 02109
1-800-766-7722                               1-800-221-7930

--------------------------------------------------------------------------------
                                          MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------

J.P. MORGAN GLOBAL TECHNOLOGY
& TELECOMMUNICATIONS FUND -
ADVISOR SHARES

                                        ----------------------------------------
                                        Seeking high total return from a
                                        portfolio of global equity securities in the technology and telecommunications sectors

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

      2 |   J.P. MORGAN GLOBAL TECHNOLOGY
            & TELECOMMUNICATIONS FUND - ADVISOR SHARES

            The fund's goal, principal
                 strategies, principal
                   risks, and expenses

            Fund description ..................................................2

            Investor expenses .................................................3

      4 |   GLOBAL EQUITY MANAGEMENT APPROACH

            J.P. Morgan .......................................................4

            J.P. Morgan Global Technology & Telecommunications Fund ...........4

            Who may want to invest ............................................4

            Global equity investment process ..................................5

      6 |   YOUR INVESTMENT

                   Investing in the
                 J.P. Morgan Global
                       Technology &
            Telecommunications Fund

            Investing through a service organization ..........................6

            Account and transaction policies ..................................6

            Dividends and distributions .......................................6

            Tax considerations ................................................7

      8 |   FUND DETAILS

            More about risk and the fund's
                       business operations

            Business structure ................................................8

            Management and administration .....................................8

            Risk and reward elements ..........................................9

            FOR MORE INFORMATION .....................................back cover

J.P. MORGAN GLOBAL TECHNOLOGY &
TELECOMMUNICATIONS FUND - ADVISOR SHARES
--------------------------------------------------------------------------------
                                       REGISTRANT NAME: J.P. MORGAN SERIES TRUST
                                       (J.P. MORGAN GLOBAL TECHNOLOGY &
                                       TELECOMMUNICATIONS FUND: ADVISOR SHARES)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and its main risks, as well as fund strategies, please see pages 9-11.

[GRAPHIC] GOAL

      The fund seeks to provide high total return from a worldwide portfolio of equity securities in the technology and telecommunications sectors. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in stocks and other equity securities of U.S. and foreign companies principally conducting business in the technology and telecommunications sectors. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, Internet, semi-conductor or electronics industries; and companies that develop, manufacture or sell communications and networking services or equipment. There are no prescribed limits on the weightings of securities in any particular sector or in any individual company.

While there are no limits on the geographical allocation of fund investments, fund management intends to invest primarily in securities of companies domiciled or located in the U.S., Canada, Western Europe and the Far East. The fund may also invest, to a lesser extent, in emerging markets.

The fund may invest in companies of any size; however, emphasis will be given to securities of large-capitalization companies (generally, companies with a market capitalization larger than one billion U.S. dollars) and, to a lesser extent, medium-capitalization companies (generally, companies with a market capitalization between five hundred million and one billion U.S. dollars) that, in the opinion of fund management, demonstrate a favorable investment opportunity.

The fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the fund will remain fully invested. Using its global perspective, J.P. Morgan uses the investment process described on page 5 to identify those stocks which in its view have an exceptional return potential.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $___ billion using similar strategies as the fund.


The portfolio management team is led by Ella Brown, vice president, who has been an international equity portfolio manager since joining J.P. Morgan in 1993, and Frederic Wissinger, vice president, who is a research analyst of the technology sector and has been employed by J.P. Morgan since 1995. In addition to being a portfolio manager, Ms. Brown is also chairperson of the European portfolio review meetings.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN GLOBAL TECHNOLOGY & TELECOMMUNICATIONS FUND - ADVISOR SHARES

--------------------------------------------------------------------------------

The fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases risk and potential of the fund. With a concentrated portfolio of securities, it is possible that the fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the fund's share price than would occur if the fund held more securities.

Because the fund's investments are concentrated in the technology and telecommunications sectors, the value of its shares will be affected by factors unique to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries. Many of the companies in these sectors may face special risks, such as limited product lines or markets, lack of commercial success, intense competition, or product obsolescence. Such companies also are often subject to governmental regulation and therefore may be affected adversely by certain government policies.

In general, international investing involves higher risks than investing in U.S. markets. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. Foreign securities are generally riskier than their domestic counterparts. The risks are higher in emerging markets. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The estimated expenses of the fund before and after reimbursement are shown at right. The fund has no redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The estimated annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(1) (%)
(expenses that are deducted from fund assets)
---------------------------------------------
Management fees                          1.25

Distribution (Rule 12b-1) fees(2)        0.25

Service fees(3)                          0.25


Other expenses                           3.07
---------------------------------------------
Total operating expenses                 4.82
---------------------------------------------

Fee waiver and
expense reimbursement(4)                 3.02
---------------------------------------------
Net expenses(4)                          1.80
---------------------------------------------


---------------------------------------------
Expense example(4)
---------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


---------------------------------------------
                              1 yr.    3 yrs.
Your cost ($)                  183     1,180
---------------------------------------------


(1) This table shows the fund's estimated expenses expressed as a percentage of the fund's estimated average net assets.

(2) The plan under Rule 12b-1 (described on page 8) allows such fees to be paid out of the fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

(3) Service organizations (described on page 6) may charge other fees to their customers who are the beneficial owners of shares in connection with their customers' accounts. Such fees, if any, may affect the return such customers realize with respect to their investments.

(4) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.80% of the fund's average daily net assets through 2/28/02.


    J.P. MORGAN GLOBAL TECHNOLOGY & TELECOMMUNICATIONS FUND - ADVISOR SHARES | 3

GLOBAL EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan employs over ___ analysts and portfolio managers around the world and has more than $___ billion in assets under management.


J.P. MORGAN GLOBAL TECHNOLOGY & TELECOMMUNICATIONS FUND

The fund invests primarily in stocks and other equity securities of U.S. and foreign companies who derive at least 50% of their revenues from, or have invested at least 50% of their assets in, the technology or telecommunications sectors. As a shareholder, you should anticipate risks and rewards beyond those of a typical equity fund investing solely in stocks of U.S. issuers representing a broad range of industries.

--------------------------------------------------------------------------------
Who may want to invest

The fund is designed for investors who:

o     are pursuing a long-term goal

o want to add a global investment with growth potential to further diversify a portfolio

o are looking for the added rewards and are willing to accept the added risks of a fund that invests in the technology and telecommunications sectors

The fund is not designed for investors who:

o     require regular income or stability of principal

o     are pursuing a short-term goal or investing emergency reserves

o     are uncomfortable with the risks of international investing

o are uncomfortable with the fund's focus on the technology and telecommunications sectors

o     are looking for a less aggressive stock investment


4 | GLOBAL EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

J.P. Morgan, as advisor, selects the global equity securities for the fund's investments using the investment process described below to determine which companies are most likely to provide high total return to shareholders. In order to maximize return potential, the fund is not constrained by geographic limits.

GLOBAL EQUITY INVESTMENT PROCESS

In managing the fund, J.P. Morgan employs a three-step process:

[GRAPHIC]
J.P. Morgan analysts develop proprietary fundamental research

Research and valuation Research findings allow J.P. Morgan to rank companies according to their relative value; combined with J.P. Morgan's qualitative view, the most attractive investment opportunities in the universe of technology and telecommunication stocks are identified.

J.P. Morgan takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 160 career analysts. The team of analysts dedicated to the global technology and telecommunications sectors includes approximately 13 members, with an average of over 15 years of experience.

[GRAPHIC]
Using research and valuations, the fund's management team chooses stocks for the fund

Stock selection Using research as the basis for investment decisions, J.P. Morgan portfolio managers construct a portfolio representing companies in the technology or telecommunications sectors, which in their view have an exceptional return potential relative to other companies in these sectors. J.P. Morgan's stock selection criteria focus on highly rated U.S. and foreign large cap companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect a stock's performance over the next twelve months.

[GRAPHIC]
Morgan may adjust currency exposure to seek to manage risks and enhance returns

Currency management J.P. Morgan actively manages the fund's currency exposure in an effort to manage risk and enhance total return. The fund has access to J.P. Morgan's currency specialists to determine the extent and nature of its exposure to various foreign currencies.


                                           GLOBAL EQUITY MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

INVESTING THROUGH A SERVICE ORGANIZATION

Prospective investors may only purchase, exchange and redeem shares of the fund with the assistance of a service organization. Your service organization is paid by the fund to assist you in establishing your fund account, executing transactions, and monitoring your investment. The minimum amount for initial investments in the fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. Service organizations may provide the following services in connection with their customers' investments in the fund:

o     Acting, directly or through an agent, as the sole shareholder of record

o     Maintaining account records for customers

o     Processing orders to purchase, redeem or exchange shares for customers

o     Responding to inquiries from shareholders

o     Assisting customers with investment procedures

ACCOUNT AND TRANSACTION POLICIES

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs on a foreign exchange after the close of trading on that exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, the proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Redemption in kind The fund sends reserves the right to make redemption of $250,000 in securities rather than in cash.

Statements and reports You will receive from your service organization account statements and confirmation of each purchase or sale of shares. Every six months the fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically pays income dividends and makes capital gains distributions, if any, once per year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your service organization to have them sent to you by check, credited to a separate account or invested in another J.P. Morgan Advisor Fund.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------
TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                             Tax status

Income dividends                        Ordinary income

Short-term capital gains distributions  Ordinary income

Long-term capital gains distributions   Capital gains

Sales or exchanges of shares owned for Capital gains or losses more than one year

Sales or exchanges of shares owned for  Gains are treated as ordinary income;
one year or less                        losses are subject to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

--------------------------------------------------------------------------------

Shareholder Services Agent

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.


                                                             YOUR INVESTMENT | 7

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of the J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides certain fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------

Advisory services                1.25% of the fund's average
                                 net assets

Administrative services          Fund's pro-rata portions of
(fee shared with                 0.09% of the first $7 billion
Funds Distributor, Inc.)         of average net assets in
                                 J.P. Morgan-advised portfolios,
                                 plus 0.04% of average net
                                 assets over $7 billion

Shareholder services             0.05% of the fund's average
                                 net assets

The fund has a service plan which allows it to pay service organizations up to 0.25% of the average net assets of the shares held in the name of the service organization.

The fund has adopted a distribution plan under Rule 12b-1 that allows the fund to pay distribution fees up to 0.25% of the fund's average net assets for the sale and distribution of its shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


8 | FUND DETAILS

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Market conditions

o  The fund's share      o  Stocks have          o  Under normal
   price and                generally               circumstances, the
   performance will         outperformed more       fund plans to remain
   fluctuate in             stable investments      fully invested, with
   response to stock        (such as bonds and      at least 65% in
   market movements         cash equivalents)       stocks of at least
                            over the long term      three countries,
o  Adverse market                                   including the U.S.;
   conditions may from                              stock investments
   time to time cause                               may include U.S. and
   the fund to take                                 foreign common
   temporary defensive                              stocks, convertible
   positions that are                               securities,
   inconsistent with                                preferred stocks,
   its principal                                    trust or partnership
   investment                                       interests, warrants,
   strategies and may                               rights, and
   hinder the fund from                             investment company
   achieving its                                    securities
   investment objective
                                                 o  During severe market
o  The fund is                                      downturns, the fund
   non-diversified                                  has the option of
   which means that a                               investing up to 100%
   relatively high                                  of assets in
   percentage of the                                investment-grade
   fund's assets may be                             short-term
   invested in a                                    securities
   limited number of
   issuers; therefore,
   its performance may
   be more vulnerable
   to changes in the
   market value of a
   single issuer or a
   group of issuers

Management choices

o  The fund could        o  The fund could       o  J.P. Morgan focuses
   underperform its         outperform its          its active
   benchmark due to its     benchmark due to        management on
   securities and asset     these same choices      securities
   allocation choices                               selection, the area
                                                    where it believes
                                                    its commitment to
                                                    research can most
                                                    enhance returns

Sector concentration

o  The value of fund     o  Stocks within these
   shares will be           sectors have the
   affected by factors      potential to
   peculiar to the          outperform the
   sectors in which the     broader market
   fund invests, and,       indices
   as a result, may
   fluctuate more
   widely than that of
   a fund that invests
   in a broader range
   of industries

Foreign investments

o  Currency exchange     o  Favorable exchange   o  The fund actively
   rate movements could     rate movements could    manages the currency
   reduce gains or          generate gains or       exposure of its
   create losses            reduce losses           foreign investments
                                                    and may hedge a
o  The fund could lose   o  Foreign investments,    portion of its
   money because of         which represent a       foreign currency
   foreign government       major portion of the    exposure into the
   actions, political       world's securities,     U.S. dollar or other
   instability or lack      offer attractive        currencies which the
   of adequate and          potential               advisor deems more
   accurate information     performance and         attractive (see also
                            opportunities for       "Derivatives")
o  Investment risks         diversification
   tend to be higher in
   emerging markets.     o  Emerging markets can
   These markets also       offer higher returns
   present higher
   liquidity and
   valuation risks


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Derivatives

o  Derivatives such as   o  Hedges that          o  The fund uses
   futures, options,        correlate well with     derivatives for
   swaps and forward        underlying positions    hedging and for risk
   foreign currency         can reduce or           management (i.e., to
   contracts that are       eliminate losses at     establish or adjust
   used for hedging the     low cost                exposure to
   portfolio or                                     particular
   specific securities   o  The fund could make     securities, markets
   may not fully offset     money and protect       or currencies); risk
   the underlying           against losses if       management may
   positions and this       management's            include management
   could result in          analysis proves         of a fund's exposure
   losses to the fund       correct                 relative to its
   that would not have                              benchmark
   otherwise             o  Derivatives that
   occurred(1)              involve leverage     o  The fund only
                            could generate          establishes hedges
o  Derivatives used for     substantial gains at    that it expects will
   risk management may      low cost                be highly correlated
   not have the                                     with underlying
   intended effects and                             positions
   may result in losses
   or missed                                     o  While the fund may
   opportunities                                    use derivatives that
                                                    incidentally involve
o  The counterparty to                              leverage, it does
   a derivatives                                    not use them for the
   contract could                                   specific purpose of
   default                                          leveraging its
                                                    portfolio
o  Certain types of
   derivatives involve
   costs to the fund
   which can reduce
   returns

o  Derivatives that
   involve leverage
   could magnify losses

Securities lending

o  When the fund lends   o  The fund may enhance o  J.P. Morgan
   a security, there        income through the      maintains a list of
   is a risk that the       investment of the       approved borrowers
   loaned securities        collateral received
   may not be returned      from the borrower    o  The fund receives
   if the borrower                                  collateral equal to
   defaults                                         at least 100% of the
                                                    current value of
o  The collateral will                              securities loaned
   be subject to the
   risks of the                                  o  The lending agents
   securities in which                              indemnify the fund
   it is invested                                   against borrower
                                                    default

                                                 o  J.P. Morgan's
                                                    collateral
                                                    investment
                                                    guidelines limit the
                                                    quality and duration
                                                    of collateral
                                                    investment to
                                                    minimize losses

                                                 o  Upon recall, the
                                                    borrower must return
                                                    the securities
                                                    loaned within the
                                                    normal settlement
                                                    period

Illiquid holdings

o  The fund could have   o  These holdings may   o  The fund may not
   difficulty valuing       offer more              invest more than 15%
   these holdings           attractive yields or    of net assets in
   precisely                potential growth        illiquid holdings
                            than comparable
o  The fund could be        widely traded        o  To maintain adequate
   unable to sell these     securities              liquidity to meet
   holdings at the time                             redemptions, the
   or price it desires                              fund may hold
                                                    investment-grade
                                                    short-term
                                                    securities
                                                    (including
                                                    repurchase
                                                    agreements and
                                                    reverse repurchase
                                                    agreements) and, for
                                                    temporary or
                                                    extraordinary
                                                    purposes, may borrow
                                                    from banks up to
                                                    33 1/3% of the value
                                                    of its total assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


10 | FUND DETAILS

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

When-issued and delayed
delivery securities

o  When the fund buys    o  The fund can take    o  The fund uses
   securities before        advantage of            segregated accounts
   issue or for delayed     attractive              to offset leverage
   delivery, it could       transaction             risk
   be exposed to            opportunities
   leverage risk if it
   does not use
   segregated accounts

Short-term trading

o  Increased trading     o  The fund could       o  The fund generally
   would raise the          realize gains in a      avoids short-term
   fund's brokerage and     short period of time    trading, except to
   related costs                                    take advantage of
                         o  The fund could          attractive or
o  Increased short-term     protect against         unexpected
   capital gains            losses if a stock is    opportunities or to
   distributions would      overvalued and its      meet demands
   raise shareholders'      value later falls       generated by
   income tax liability                             shareholder activity

                                                 o  The expected annual
                                                    portfolio turnover
                                                    rate for the fund is
                                                    70-100%


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Funds

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

E-mail: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (for information, call 1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov; copies also may be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. The fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Global Technology,
Media & Telecommunications Fund .........................811-07795 and 333-11125

J.P. MORGAN MUTUAL FUNDS AND THE MORGAN TRADITION

J.P. Morgan mutual funds combine a heritage of integrity and financial leadership with comprehensive and sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, J.P. Morgan mutual funds offer a broad array of distinctive opportunities for investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Series Trust

Advisor                                  Distributor

J.P. Morgan Investment Management Inc.   Funds Distributor, Inc.
522 Fifth Avenue                         60 State Street
New York, NY 10036                       Boston, MA 02109
1-800-766-7722                           1-800-221-7930

--------------------------------------------------------------------------------


                                     MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------


J.P. MORGAN INSTITUTIONAL
ENHANCED INCOME FUND

                           -----------------------------------------------------
                           Seeking high current income consistent with principal preservation by investing in taxable fixed income securities.

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.

                                                                     J.P. Morgan

CONTENTS
--------------------------------------------------------------------------------

      2 |  J.P. MORGAN INSTITUTIONAL ENHANCED INCOME FUND

           The fund's goal, principal strategies,
                     principal risks, performance
                                     and expenses

           Fund description ...................................................2

           Investor expenses ..................................................3

      4 |  FIXED INCOME MANAGEMENT APPROACH
           J.P. Morgan ........................................................4

           Who may want to invest .............................................4

           Fixed income investment process ....................................5

      6 |  YOUR INVESTMENT

                 Investing in the J.P. Morgan
           Institutional Enhanced Income Fund

           Investing through a financial professional .........................6

           Investing directly .................................................6

           Opening your account ...............................................6

           Adding to your account .............................................6

           Selling shares .....................................................7

           Account and transaction policies ...................................7

           Dividends and distributions ........................................8

           Tax considerations .................................................8

      9 |  FUND DETAILS

           More about risk and the fund's
                      business operations

           Business structure .................................................9

           Management and administration ......................................9

           Risk and reward elements ..........................................10

           Investments .......................................................12

           FOR MORE INFORMATION ......................................back cover

J.P. MORGAN INSTITUTIONAL ENHANCED
INCOME FUND
--------------------------------------------------------------------------------

[GRAPHIC] RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 10-13.

[GRAPHIC] GOAL

The fund's goal is to provide high current income consistent with principal preservation. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH
Principal Strategies

The fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that J.P. Morgan believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the fund's duration will range between three and eighteen months. Also, the fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility. The fund's investment strategies are described on page 4. For a description of duration, please see fixed income investment process on page 5.

Up to 25% of the fund's assets may be invested in foreign securities. All of the securities purchased by the fund, at the time of purchase, must be rated investment grade (BBB/Baa or better) by a nationally recognized statistical rating organization or the unrated equivalent, including at least 75% in securities rated A or better.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 5.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. The fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund's investments in interest rate swaps, futures contracts and options involve, among others, credit and leverage risk, as described on pages 9-12. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN SERIES TRUST
(J.P. MORGAN ENHANCED INCOME FUND:
INSTITUTIONAL SHARES)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages more than $700 billion, including more than $___ billion using similar strategies as the fund.


The portfolio management team is led by Abigail J. Feder, vice president, who joined J.P. Morgan from Morgan Stanley Dean Witter Investment Management in
2000 where she served as a fixed income portfolio manager, and John Donohue, vice president, who joined J.P. Morgan in 1997. Prior to joining J.P. Morgan, Mr. Donohue served as an institutional money market portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL ENHANCED INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The estimated expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
Annual fund operating expenses(1) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees(2)                                                          0.25


Distribution (Rule 12b-1) fees                                              none


Other expenses                                                              0.23
--------------------------------------------------------------------------------
Total operating expenses                                                    0.48

Fee waiver and
expense reimbursement                                                      20.23
--------------------------------------------------------------------------------
Net expenses(2)                                                             0.25
--------------------------------------------------------------------------------


(1) This table shows the fund's estimated expenses for the current fiscal year ending 10/31/00, expressed as a percentage of the fund's estimated average daily net assets.

(2) Reflects an agreement by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.25% of the fund's average daily net assets through 2/28/02.


--------------------------------------------------------------------------------
Expense example(2)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 6/28/00 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                                           1 yr.         3 yrs.

Your cost($)                                                26             131
--------------------------------------------------------------------------------



                              J.P. MORGAN INSTITUTIONAL ENHANCED INCOME FUND | 3

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan Chase employs approximately ___ research analysts, capital market researchers, portfolio managers and traders around the world and has more than $700 billion in assets under management.


--------------------------------------------------------------------------------
Who may want to invest

The fund is designed for investors who:

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer duration bond funds

The fund is not designed for investors who:

o     are investing for aggressive long-term growth


4 | FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------

FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC]
The fund invests across a range of different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC]
The fund makes its portfolio decisions as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

[GRAPHIC]
J.P. Morgan uses a disciplined process to control the fund's sensitivity to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The fund's duration may be shorter than the fund's average maturity because the maturity of a security only measures the time until final payment is due. The fund's target duration typically remains relatively short, between three and eighteen months. The strategists closely monitor the fund and make tactical adjustments as necessary.


                                            FIXED INCOME MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $1,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

      By Wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:


      Morgan Guaranty Trust Company of New York-Delaware
      Routing number: 031-100-238
      Credit: J.P.M. Institutional Shareholders Services
      Account number: 001-57-689
      FFC: your account number, name of registered owner(s) and fund name


      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

      The fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. The fund will tape record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading on a foreign exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

                    Shareholder Services Agent

                    Morgan Christiana Center
                    J.P. Morgan Funds Services - 2/OPS3
                    500 Stanton Christiana Road
                    Newark, DE 19713
                    1-800-766-7722


                    Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.



                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

--------------------------------------------------------------------------------
  Transaction                          Tax status

  Income dividends                     Ordinary income

  Short-term capital gains             Ordinary income
  distributions

  Long-term capital gains              Capital gains
  distributions

  Sales or exchanges of                Capital gains or
  shares owned for more                losses
  than one year

  Sales or exchanges of                Gains are treated as ordinary
  shares owned for one year            income; losses are subject
  or less                              to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8 | YOUR INVESTMENT

YOUR INVESTMENT
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

--------------------------------------------------------------------------------

  Advisory services              0.25% of the fund's average net
                                 assets

  Administrative services        Fund's pro-rata portion of
  (fee shared with Funds         0.09% of the first $7 billion
  Distributor, Inc.)             of average net assets in
                                 J.P. Morgan-advised portfolios,
                                 plus 0.04% of average net
                                 assets over $7 billion

  Shareholder services           0.10% of the fund's average
                                 net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

---------------------------------------------------------------------------------------------------------------------------
Potential risks                       Potential rewards                  Policies to balance risk and reward
---------------------------------------------------------------------------------------------------------------------------
Market conditions

o The fund's share price,             o Bonds have generally             o Under normal circumstances the fund plans to
  yield, and total return will          outperformed money market          remain fully invested in bonds and other fixed
  fluctuate in response to              investments over the long          income securities as noted in the table on pages
  bond market movements                 term, with less risk than          12-13
                                        stocks
o The value of most bonds will                                           o The fund seeks to limit risk and enhance yields
  fall when interest rates            o Most bonds will rise in            through careful management, sector allocation,
  rise; the longer a bond's             value when interest rates          individual securities selection, and duration
  maturity and the lower its            fall                               management
  credit quality, the more its
  value typically falls               o Mortgage-backed and              o J.P. Morgan monitors interest rate trends, as
                                        asset-backed securities can        well as geographic and demographic information
o Adverse market conditions             offer attractive returns           related to mortgage-backed securities and
  may from time to time cause                                              mortgage prepayments
  the fund to take temporary
  defensive positions that are
  inconsistent with its
  principal investment
  strategies and may hinder
  the fund from achieving its
  investment objective

o Mortgage-backed and
  asset-backed securities
  (securities representing an
  interest in, or secured by,
  a pool of mortgages or other
  assets such as receivables)
  could generate capital
  losses or periods of low
  yields if they are paid off
  substantially earlier or
  later than anticipated

Management choices

o The fund could underperform         o The fund could outperform        o J.P. Morgan focuses its active management on
  its benchmark due to its              its benchmark due to these         those areas where it believes its commitment to
  sector, securities, or                same choices                       research can most enhance income and manage
  duration choices                                                         risks in a consistent way

Credit quality

o The default of an issuer            o Investment-grade bonds have      o The fund maintains its own policies for
  would leave the fund with             a lower risk of default            balancing credit quality against potential
  unpaid interest or principal                                             yields and gains in light of its investment goal

                                                                         o J.P. Morgan develops its own ratings of unrated
                                                                           securities and makes a credit quality
                                                                           determination for unrated securities

Short-term trading

o Increased trading would             o The fund could realize gains     o The fund uses short-term trading to take
  raise the fund's transaction          in a short period of time          advantage of attractive or unexpected
  costs                                                                    opportunities or to meet demands generated by
                                                                           shareholder activity
o Increased short-term capital        o The fund could protect
  gains distributions would             against losses if a bond is
  raise shareholders' income            overvalued and its value
  tax liability                         later falls


10 | FUND DETAILS

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Potential risks                      Potential rewards                  Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Foreign investments

o The fund could lose money          o Foreign bonds, which             o Foreign bonds may be a significant investment (25% of
  because of foreign                   represent a major portion of       assets) for the fund
  government actions,                  the world's fixed income
  political instability, or            securities, offer attractive     o To the extent that the fund invests in foreign bonds, it
  lack of adequate and                 potential performance and          will hedge its currency exposure into the U.S. dollar (see
  accurate information                 opportunities for                  also "Derivatives")
                                       diversification

o Currency exchange rate             o Favorable exchange rate
  movements could reduce gains         movements could generate
  or create losses                     gains or reduce losses

Derivatives

o Derivatives such as futures,       o Hedges that correlate well       o The fund uses derivatives such as futures, options, swaps
  options, swaps and forward           with underlying positions          and forward foreign currency contracts for hedging and for
  foreign currency contracts           can reduce or eliminate            risk management (i.e., to adjust duration or to establish
  that are used for hedging            losses at low cost                 or adjust exposure to particular securities, markets, or
  the portfolio or specific                                               currencies)
  securities may not fully           o The fund could make money
  offset the underlying                and protect against losses       o The fund only establishes hedges that it expects will be
  positions(1) and this could          if management's analysis           highly correlated with underlying positions
  result in losses to the fund         proves correct
  that would not have                                                   o While the fund may use derivatives that incidentally
  otherwise occurred                 o Derivatives that involve           involve leverage, it does not use them for the specific
                                       leverage could generate            purpose of leveraging the portfolio
o Derivatives used for risk            substantial gains at low
  management may not have the          cost
  intended effects and may
  result in losses or missed
  opportunities

o The counterparty to a
  derivatives contract could
  default

o Certain types of derivatives
  involve costs to the fund
  which can reduce returns

o Derivatives that involve
  leverage could magnify
  losses

Securities lending

o When a fund lends a                o The fund may enhance income      o J.P. Morgan maintains a list of approved borrowers
  security, there is a risk            through the investment of
  that the loaned securities           the collateral received from     o The fund receives collateral equal to at least 100% of the
  may not be returned if the           the borrower                       current value of securities loaned
  borrower defaults
                                                                        o The lending agents indemnify a fund against borrower
o The collateral will be                                                  default
  subject to the risks of the
  securities in which it is                                             o J.P. Morgan's collateral investment guidelines limit
  invested                                                                the quality and duration of collateral investment to
                                                                          minimize losses

                                                                        o Upon recall, the borrower must return the securities
                                                                          loaned within the normal settlement period

Illiquid holdings

o The fund could have                o These holdings may offer         o The fund may not invest more than 15% of net assets in
  difficulty valuing these             more attractive yields or          illiquid holdings
  holdings precisely                   potential growth than
                                       comparable widely traded         o To maintain adequate liquidity to meet redemptions,
o The fund could be unable to          securities                         the fund may hold investment-grade short-term
  sell these holdings at the                                              securities (including repurchase agreements) and, for
  time or price desired                                                   temporary or extraordinary purposes, may borrow from
                                                                          banks up to 33 1/3% of the value of its total assets

When-issued and delayed
delivery securities

o When the fund buys                 o The fund can take advantage      o The fund uses segregated accounts to offset leverage risk
  securities before issue or           of attractive transaction
  for delayed delivery, it             opportunities
  could be exposed to leverage
  risk if it does not use
  segregated accounts

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investments
--------------------------------------------------------------------------------

This table discusses the customary types of investments which can be held by the fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

--------------------------------------------------------------------------------
Asset-backed securities Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
Mortgage dollar rolls The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
Reverse repurchase agreements Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

Risk related to certain investments held by J.P. Morgan fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.


12| FUND DETAILS

--------------------------------------------------------------------------------

*     Permitted - bold

o     Permitted, but not typically used

                     Related Types of Risk

-------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                                *
-------------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                                   *(1)
-------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                            *(1)
-------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation                 *(1)
-------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation                 *(1)
-------------------------------------------------------------------------------------------------
credit, environmental, extension, interest rate, liquidity, market,                      *
natural event, political, prepayment, valuation
-------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,                 *(1)
prepayment
-------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, liquidity, market, political,      *(1),(2)
prepayment
-------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment             *(1)
-------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                                      *
-------------------------------------------------------------------------------------------------
credit, environmental, interest rate, liquidity, market, natural event, prepayment,
valuation                                                                                *
-------------------------------------------------------------------------------------------------
credit                                                                                   *
-------------------------------------------------------------------------------------------------
credit                                                                                   *(2)
-------------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                       *(1)
-------------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                             *(1)
-------------------------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                                  o
-------------------------------------------------------------------------------------------------
interest rate                                                                            *
-------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation                 *(1)
-------------------------------------------------------------------------------------------------

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the fund's total assets.


                                                               FUND DETAILS | 13

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Enhanced Income Fund
Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Institutional Enhanced Income Fund...........811-07795 and 333-11125

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

J.P. Morgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds

Advisor                                      Distributor

J.P. Morgan Investment Management Inc.       Funds Distributor, Inc.
522 Fifth Avenue                             60 State Street
New York, NY 10036                           Boston, MA 02109
1-800-766-7722                               1-800-221-7930

--------------------------------------------------------------------------------
                                         MARCH 1, 2001  |  PROSPECTUS
--------------------------------------------------------------------------------


J.P. MORGAN INSTITUTIONAL
ENHANCED INCOME FUND - ULTRA

                                     -------------------------------------------
                                     Seeking high current income consistent with principal preservation by investing in taxable fixed income securities.

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.

                                                                        JPMorgan

CONTENTS
--------------------------------------------------------------------------------

     2 |    J.P. MORGAN INSTITUTIONAL ENHANCED INCOME FUND - ULTRA

            The fund's goal, principal strategies,
                      principal risks, performance
                                      and expenses

            Fund description ................................................. 2

            Investor expenses ................................................ 3

     4 |    FIXED INCOME MANAGEMENT APPROACH

            J.P. Morgan ...................................................... 4

            Who may want to invest ........................................... 4

            Fixed income investment process .................................. 5

     6 |    YOUR INVESTMENT

            Investing in the J.P. Morgan Institutional
                          Enhanced Income Fund - Ultra

            Investing through a financial professional ....................... 6

            Investing directly ............................................... 6

            Opening your account ............................................. 6

            Adding to your account ........................................... 6

            Selling shares ................................................... 7

            Account and transaction policies ................................. 7

            Dividends and distributions ...................................... 8

            Tax considerations ............................................... 8

     9 |    FUND DETAILS

            More about risk and the fund's
                       business operations

            Business structure ............................................... 9

            Management and administration .................................... 9

            Risk and reward elements .........................................10

            Investments ......................................................12

            FOR MORE INFORMATION .....................................back cover

J.P. MORGAN INSTITUTIONAL
ENHANCED INCOME FUND - ULTRA
--------------------------------------------------------------------------------

[GRAPHIC] RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 10-13.

[GRAPHIC] GOAL

The fund's goal is to provide high current income consistent with principal preservation. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

Principal Strategies

The fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that J.P. Morgan believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the fund's duration will range between three and eighteen months. Also, the fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility. The fund's investment strategies are described on page 4. For a description of duration, please see fixed income investment process on page 5.

Up to 25% of the fund's assets may be invested in foreign securities. All of the securities purchased by the fund, at the time of purchase, must be rated investment grade (BBB/Baa or better) by a nationally recognized statistical rating organization or the unrated equivalent, including at least 75% in securities rated A or better.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 5.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. The fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund's investments in interest rate swaps, futures, contracts and options involve, among others, credit and leverage risk, as described on pages 10-13. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN SERIES TRUST
(J.P. MORGAN ENHANCED INCOME FUND - ULTRA SHARES)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages more than $700 billion, including more than $___ billion using similar strategies as the fund.


The portfolio management team is led by Abigail J. Feder, vice president, who joined J.P. Morgan from Morgan Stanley Dean Witter Investment Management in 2000 where she served as a fixed income portfolio manager, and John Donohue, vice president, who joined J.P. Morgan in 1997. Prior to joining J.P. Morgan, Mr. Donohue served as an institutional money market portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL ENHANCED INCOME FUND - ULTRA

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The estimated expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(1) (%)
--------------------------------------------------------------------------------
(expenses that are deducted from fund assets)

Management fees(2)                                                          0.25


Distribution (Rule 12b-1) fees                                              none


Other expenses(2)                                                           0.21
--------------------------------------------------------------------------------
Total operating expenses                                                    0.46

Fee waiver and
expense reimbursement(2)                                                    0.31
--------------------------------------------------------------------------------
Net expenses(2)                                                             0.15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense example(2)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 6/28/00 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                                          1 yr.          3 yrs.

Your cost($)                                               15              116
--------------------------------------------------------------------------------

(1) This table shows the fund's estimated expenses for the current fiscal year ending 10/31/00, expressed as a percentage of the fund's estimated average daily net assets.

(2) Reflects an agreement by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.15% of the fund's average daily net assets through 2/28/02.



                      J.P. MORGAN INSTITUTIONAL ENHANCED INCOME FUND - ULTRA | 3

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan Chase employs approximately ___ research analysts, capital market researchers, portfolio managers and traders around the world and has more than $700 billion in assets under management.


--------------------------------------------------------------------------------
Who may want to invest

The fund is designed for investors who:

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer duration bond funds

The fund is not designed for investors who:

o     are investing for aggressive long-term growth


4 | FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------

FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC]
The fund invests across a range of different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC]
The fund makes its portfolio decisions as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

[GRAPHIC]
J.P. Morgan uses a disciplined process to control the fund's sensitivity to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The fund's duration may be shorter than the fund's average maturity because the maturity of a security only measures the time until final payment is due. The fund's target duration typically remains relatively short, between three and eighteen months. The strategists closely monitor the fund and make tactical adjustments as necessary.


                                            FIXED INCOME MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's compre-hensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $50,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:


      Morgan Guaranty Trust Company of New York-Delaware
      Routing number: 031-100-238
      Credit: J.P.M. Institutional Shareholder Services
      Account number: 001-57-689
      FFC: your account number, name of registered owner(s) and fund name


      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone-- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o The fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. The fund will tape record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading on a foreign exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

                    Shareholder Services Agent

                    Morgan Christiana Center
                    J.P. Morgan Funds Services - 2/OPS3
                    500 Stanton Christiana Road
                    Newark, DE 19713
                    1-800-766-7722


                    Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.



                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

--------------------------------------------------------------------------------
  Transaction                       Tax status

  Income dividends                  Ordinary income

  Short-term capital gains          Ordinary income
  distributions

  Long-term capital gains           Capital gains
  distributions

  Sales or exchanges of             Capital gains or
  shares owned for more             losses
  than one year

  Sales or exchanges of             Gains are treated as ordinary
  shares owned for one year         income; losses are subject
  or less                           to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

--------------------------------------------------------------------------------

Advisory services           0.25% of the fund's average net
                            assets

Administrative services     Fund's pro-rata portion of
(fee shared with Funds      0.09% of the first $7 billion
Distributor, Inc.)          of average net assets in
                            J.P. Morgan-advised portfolios,
                            plus 0.04% of average net
                            assets over $7 billion

Shareholder services        0.05% of the fund's average
                            net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

------------------------------------------------------------------------------------------------------------------------------------
Potential risks                        Potential rewards                     Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Market conditions

o The fund's share price, yield,       o Bonds have generally outperformed   o Under normal circumstances the fund plans to remain
  and total return will fluctuate        money market investments over the     fully invested in bonds and other fixed income
  in response to bond market             long term, with less risk than        securities as noted in the table on pages 12-13
  movements                              stocks
                                                                             o The fund seeks to limit risk and enhance yields
o The value of most bonds will fall    o Most bonds will rise in value         through careful management, sector allocation,
  when interest rates rise; the          when interest rates fall              individual securities selection, and duration
  longer a bond's maturity and the                                             management
  lower its credit quality, the        o Mortgage-backed and asset-backed
  more its value typically falls         securities can offer attractive     o J.P. Morgan monitors interest rate trends, as well as
                                         returns                               geographic and demographic information related to
o Adverse market conditions may                                                mortgage-backed securities and mortgage prepayments
  from time to time cause the fund
  to take temporary defensive
  positions that are inconsistent
  with its principal investment
  strategies and may hinder the
  fund from achieving its
  investment objective

o Mortgage-backed and asset-backed
  securities (securities
  representing an interest in, or
  secured by, a pool of mortgages
  or other assets such as
  receivables) could generate
  capital losses or periods of low
  yields if they are paid off
  substantially earlier or later
  than anticipated

Management choices

o The fund could underperform its      o The fund could outperform its       o J.P. Morgan focuses its active management on those
  benchmark due to its sector,           benchmark due to these same           areas where it believes its commitment to research
  securities, or duration choices        choices                               can most enhance income and manage risks in a
                                                                               consistent way
Credit quality

o The default of an issuer would       o Investment-grade bonds have         o The fund maintains its own policies for balancing
  leave the fund with unpaid             a lower risk of default               credit quality against potential yields and gains in
  interest or principal                                                        light of its investment goals

Short-term trading

o Increased trading would raise the    o The fund could realize gains in     o J.P. Morgan develops its own ratings of unrated
  fund's transaction costs               a short period of time                securities and makes a credit quality determination
                                                                               for unrated securities
o Increased short-term capital         o The fund could protect against
  gains distributions would raise        losses if a bond is overvalued      o The fund uses short-term trading to take advantage of
  shareholders' income tax               and its value later falls             attractive or unexpected opportunities or to meet
  liability                                                                    demands generated by shareholder activity


10 | FUND DETAILS

------------------------------------------------------------------------------------------------------------------------------------
Potential risks                              Potential rewards                            Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Foreign investments

o The fund could lose money because of       o Foreign bonds, which represent a major     o Foreign bonds may be a significant
  foreign government actions, political        portion of the world's fixed income          investment (25% of assets) for the fund
  instability, or lack of adequate and         securities, offer attractive potential
  accurate information                         performance and opportunities for          o To the extent that the fund invests in
                                               diversification                              foreign bonds, it will hedge its
                                                                                            currency exposure into the U.S. dollar
o Currency exchange rate movements could     o Favorable exchange rate movements could      (see also "Derivatives")
  reduce gains or create losses                generate gains or reduce losses

Derivatives

o Derivatives such as futures, options,      o Hedges that correlate well with            o The fund uses derivatives such as
  swaps and forward foreign currency           underlying positions can reduce              futures, options, swaps and forward
  contracts that are used for hedging the      or eliminate losses at low cost              foreign currency contracts for hedging
  portfolio or specific securities may not                                                  and for risk management (i.e., to adjust
  fully offset the underlying positions(1)   o The fund could make money and                duration or to establish or adjust
  and this could result in losses to the       protect against losses if                    exposure to particular securities,
  fund that would not have otherwise           management's analysis proves                 markets, or currencies)
  occurred                                     correct
                                                                                          o The fund only establishes hedges that it
o Derivatives used for risk management may   o Derivatives that involve leverage            expects will be highly correlated with
  not have the intended effects and may        could generate substantial gains             underlying positions
  result in losses or missed opportunities     at low cost
                                                                                          o While the fund may use derivatives that
o The counterparty to a derivatives                                                         incidentally involve leverage, it does
  contract could default                                                                    not use them for the specific purpose of
                                                                                            leveraging the portfolio
o Certain types of derivatives involve
  costs to the fund which can reduce
  returns

o Derivatives that involve leverage could magnify losses

Securities lending

o When a fund lends a security, there is a   o The fund may enhance income through the    o J.P. Morgan maintains a list of approved
  risk that the loaned securities may not      investment of the collateral received        borrowers
  be returned if the borrower defaults         from the borrower                          o The fund receives collateral equal to at
                                                                                            least 100% of the current value of
o The collateral will be subject to the                                                     securities loaned
  risks of the securities in which it is                                                  o The lending agents indemnify a fund
  invested                                                                                  against borrower default
                                                                                          o J.P. Morgan's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses
                                                                                          o Upon recall, the borrower must return
                                                                                            the securities loaned within the normal
                                                                                            settlement period

Illiquid holdings

o The fund could have difficulty valuing     o These holdings may offer more attractive   o The fund may not invest more than 15%
  these holdings precisely                     yields or potential growth than              of net assets in illiquid holdings
                                               comparable widely traded securities
o The fund could be unable to sell these                                                  o To maintain adequate liquidity to meet
  holdings at the time or price desired                                                     redemptions, the fund may hold
                                                                                            investment-grade short-term securities
                                                                                            (including repurchase agreements) and,
                                                                                            for temporary or extraordinary
                                                                                            purposes, may borrow from banks up to
                                                                                            33 1/3% of the value of its total
                                                                                            assets

When-issued and delayed
delivery securities

o When the fund buys securities before       o The fund can take advantage of             o The fund uses segregated accounts to
  issue or for delayed delivery, it could      attractive transaction opportunities         offset leverage risk
  be exposed to leverage risk if it does
  not use segregated accounts

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------
Investments
--------------------------------------------------------------------------------

This table discusses the customary types of investments which can be held by the fund. In each case the related types of risk are listed on the following page (see below for definitions).This table reads across two pages.


--------------------------------------------------------------------------------
Asset-backed securities Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
Mortgage dollar rolls The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
Reverse repurchase agreements Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

Risk related to certain investments held by J.P. Morgan fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.


12 | FUND DETAILS

*   Permitted - bold

o   Permitted, but not typically used

                 Related Types of Risk
---------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                                *
---------------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                                   *(1)
---------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                            *(1)
---------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation                 *(1)
---------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation                 *(1)
---------------------------------------------------------------------------------------------------
credit, environmental, extension, interest rate, liquidity, market,                      *
natural event, political, prepayment, valuation
---------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,                 *(1)
prepayment
---------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, liquidity, market, political,      *(1),(2)
prepayment
---------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment             *(1)
---------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                                      *
---------------------------------------------------------------------------------------------------
credit, environmental, interest rate, liquidity, market, natural event, prepayment,
valuation                                                                                *
---------------------------------------------------------------------------------------------------
credit                                                                                   *
---------------------------------------------------------------------------------------------------
credit                                                                                   *(2)
---------------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                       *(1)
---------------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                             *(1)
---------------------------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                                  o
---------------------------------------------------------------------------------------------------
interest rate                                                                            *
---------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation                 *(1)
---------------------------------------------------------------------------------------------------

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 331/3% of the fund's total assets.


                                                               FUND DETAILS | 13

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Enhanced Income Fund - Ultra
Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Institutional Enhanced Income Fund - Ultra...811-07795 and 333-11125

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

J.P. Morgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds

Advisor                                          Distributor

J.P. Morgan Investment Management Inc.           Funds Distributor, Inc.
522 Fifth Avenue                                 60 State Street
New York, NY 10036                               Boston, MA 02109
1-800-766-7722                                   1-800-221-7930

--------------------------------------------------------------------------------


                                        MARCH 1, 2001 | PROSPECTUS

--------------------------------------------------------------------------------


J.P. MORGAN ENHANCED INCOME FUND

                                  ----------------------------------------------
                                  Seeking high current income consistent with principal preservation by investing in taxable fixed income securities.

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

2 | J.P. MORGAN ENHANCED INCOME FUND

    The fund's goal, principal strategies,
    principal risks, performance
    and expenses

    Fund description ..........................................................2

    Investor expenses .........................................................3

4 | FIXED INCOME MANAGEMENT APPROACH

    J.P. Morgan ...............................................................4

    Who may want to invest ....................................................4

    Fixed income investment process ...........................................5

6 | YOUR INVESTMENT

    Investing in the J.P. Morgan
    Enhanced Income Fund

    Investing through a financial professional ................................6

    Investing directly ........................................................6

    Opening your account ......................................................6

    Adding to your account ....................................................6

    Selling shares ............................................................7

    Account and transaction policies ..........................................7

    Dividends and distributions ...............................................8

    Tax considerations ........................................................8

9 | FUND DETAILS

    More about risk and the fund's
    business operations

    Business structure ........................................................9

    Management and administration .............................................9

    Risk and reward elements .................................................10

    Investments ..............................................................12

    FOR MORE INFORMATION .............................................back cover

J.P. MORGAN ENHANCED INCOME FUND
--------------------------------------------------------------------------------
                               REGISTRANT: J.P. MORGAN SERIES TRUST
                               (J.P. MORGAN ENHANCED INCOME FUND: SELECT SHARES)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 10-13.

[GRAPHIC] GOAL

      The fund's goal is to provide high current income consistent with principal preservation. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that J.P. Morgan believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the fund's duration will range between three and eighteen months. Also, the fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility. The fund's investment strategies are described on page 4. For a description of duration, please see fixed income investment process on page 5.

Up to 25% of the fund's assets may be invested in foreign securities. All of the securities purchased by the fund, at the time of purchase, must be rated investment grade (BBB/Baa or better) by a nationally recognized statistical rating organization or the unrated equivalent, including at least 75% in securities rated A or better.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 5.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. The fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund's investments in interest rate swaps, futures contracts and options involve, among others, credit and leverage risk, as described on pages 10-13. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co., J.P. Morgan Chase currently manages more than $700 billion, including more than $___ billion using similar strategies as the fund.


The portfolio management team is led by Abigail J. Feder, vice president, who joined J.P. Morgan from Morgan Stanley Dean Witter Investment Management in
2000 where she served as a fixed income portfolio manager, and John Donohue, vice president, who joined J.P. Morgan in 1997. Prior to joining J.P. Morgan, Mr. Donohue served as an institutional money market portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN ENHANCED INCOME FUND

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The estimated expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(1) (%)
(expenses that are deducted from fund assets)
---------------------------------------------
Management fees(2)                       0.25


Distribution (Rule 12b-1) fees           none


Other expenses                           0.41
---------------------------------------------

Total operating expenses                 0.66

Fee waiver and
expense reimbursement(2)                 0.26
---------------------------------------------
Net expenses(2)                          0.40
---------------------------------------------

--------------------------------------------------------------------------------
Expense example(2)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 6/28/00 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                                              1 yr.      3 yrs


Your cost($)                                                   41         185

--------------------------------------------------------------------------------
(1) This table shows the fund's estimated expenses for the current fiscal year ending 10/31/00, expressed as a percentage of the fund's estimated average daily net assets.


(2) Reflects an agreement by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.40% of the fund's average daily net assets through 2/28/02.



                                            J.P. MORGAN ENHANCED INCOME FUND | 3

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan Chase employs approximately ___ research analysts, capital market researchers, portfolio managers and traders around the world and has more than $700 billion in assets under management.


--------------------------------------------------------------------------------

Who may want to invest

The fund is designed for investors who:

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer duration bond funds

The fund is not designed for investors who:

o     are investing for aggressive long-term growth


4 | FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------

FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC]

The fund invests across a range of
different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC]

The fund makes its portfolio decisions
as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

[GRAPHIC]

J.P. Morgan uses a disciplined process
to control the fund's sensitivity
to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The fund's duration may be shorter than the fund's average maturity because the maturity of a security only measures the time until final payment is due. The fund's target duration typically remains relatively short, between three and eighteen months. The strategists closely monitor the fund and make tactical adjustments as necessary.


                                            FIXED INCOME MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:


      Morgan Guaranty Trust Company of New York - Delaware
      Routing number: 031-100-238
      Credit: Morgan Guaranty Trust Shareholder Services
      Account number: 00073-836
      FFC: your account number, name of registered owner(s) and fund name


      By check

o     Make out a check for the investment amount payable to J.P. Morgan Funds.


o     Mail the check with your completed application to the Transfer Agent.


      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o     Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o The fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES


Telephone orders The fund accepts telephone orders from all shareholders. The funds require that telephone orders be placed by pre-authorized individuals only. The funds will tape record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.


Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.


Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading on a foreign exchange that would materially impact a security's value at the time the fund calculated its NAV), the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of

--------------------------------------------------------------------------------

Transfer Agent                           Shareholder Services Agent

State Street Bank and Trust Company      Morgan Christiana Center
P.O. Box 8411                            J.P. Morgan Funds Services - 2/OPS3
Boston, MA 02266-8411                    500 Stanton Christiana Road
Attention: J.P. Morgan Funds Services    Newark, DE 19713
                                         1-800-521-5411


                    Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.



                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

shares as permitted by law and to postpone payment of proceeds for up to seven days.

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions. When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

--------------------------------------------------------------------------------
Transaction                         Tax status

Income dividends                    Ordinary income

Short-term capital gains            Ordinary income
distributions

Long-term capital gains             Capital gains
distributions

Sales or exchanges of               Capital gains or
shares owned for more               losses
than one year

Sales or exchanges of               Gains are treated as ordinary
shares owned for one year           income; losses are subject
or less                             to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

--------------------------------------------------------------------------------
Advisory services               0.25% of the fund's average net
                                assets

Administrative services         Fund's pro-rata portion of
(fee shared with Funds          0.09% of the first $7 billion
Distributor, Inc.)              of average net assets in
                                J.P. Morgan-advised portfolios,
                                plus 0.04% of average net
                                assets over $7 billion

Shareholder services            0.25% of the fund's average
                                net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

--------------------------------------------------------------------------------
Potential risks          Potential rewards        Policies to balance risk
                                                  and reward
--------------------------------------------------------------------------------
Market conditions

o The fund's share       o Bonds have generally   o Under normal circumstances
  price, yield, and        outperformed money       the fund plans to remain
  total return will        market investments       fully invested in bonds and
  fluctuate in             over the long term,      other fixed income
  response to bond         with less risk than      securities as noted in the
  market movements         stocks                   table on pages 12-13

o The value of most      o Most bonds will rise   o The fund seeks to limit risk
  bonds will fall when     in value when            and enhance yields through
  interest rates rise;     interest rates fall      careful management, sector
  the longer a bond's                               allocation, individual
  maturity and the       o Mortgage-backed and      securities selection, and
  lower its credit         asset-backed             duration management
  quality, the more        securities can offer
  its value typically      attractive returns     o J.P. Morgan monitors
  falls                                             interest rate trends, as
                                                    well as geographic and
o Adverse market                                    demographic information
  conditions may from                               related to mortgage-backed
  time to time cause                                securities and mortgage
  the fund to take                                  prepayments
  temporary defensive
  positions that are
  inconsistent with
  its principal
  investment
  strategies and may
  hinder the fund from
  achieving its
  investment objective

o Mortgage-backed and
  asset-backed
  securities
  (securities
  representing an
  interest in, or
  secured by, a pool
  of mortgages or
  other assets such as
  receivables) could
  generate capital
  losses or periods of
  low yields if they
  are paid off
  substantially
  earlier or later
  than anticipated

Management choices

o The fund could         o The fund could         o J.P. Morgan focuses its
  underperform its         outperform its           active management on those
  benchmark due to its     benchmark due to         areas where it believes its
  sector, securities,      these same choices       commitment to research can
  or duration choices                               most enhance income and
                                                    manage risks in a consistent
                                                    way

Credit quality

o The default of an      o Investment-grade       o The fund maintains its own
  issuer would leave       bonds have a lower       policies for balancing
  the fund with unpaid     risk of default          credit quality against
  interest or                                       potential yields and gains
  principal                                         in light of its investment
                                                    goals

                                                  o J.P. Morgan develops its own
                                                    ratings of unrated
                                                    securities and makes a
                                                    credit quality determination
                                                    for unrated securities

Short-term trading

o Increased trading      o The fund could         o The fund uses short-term
  would raise the          realize gains in a       trading to take advantage of
  fund's transaction       short period of time     attractive or unexpected
  costs                                             opportunities or to meet
                         o The fund could           demands generated by
o Increased short-term     protect against          shareholder activity
  capital gains            losses if a bond is
  distributions would      overvalued and its
  raise shareholders'      value later
  income tax liability     falls


10 | FUND DETAILS

--------------------------------------------------------------------------------
Potential risks          Potential rewards        Policies to balance risk
                                                  and reward
--------------------------------------------------------------------------------
Foreign investments

o The fund could lose    o Foreign bonds, which   o Foreign bonds may be a
  money because of         represent a major        significant investment (25%
  foreign government       portion of the           of assets) for the fund
  actions, political       world's fixed income
  instability, or lack     securities, offer      o To the extent that the fund
  of adequate and          attractive potential     invests in foreign bonds,
  accurate information     performance and          it will hedge its currency
                           opportunities for        exposure into the U.S.
o Currency exchange        diversification          dollar (see also
  rate movements could                              "Derivatives")
  reduce gains or        o Favorable exchange
  create losses            rate movements could
                           generate gains or
                           reduce losses

Derivatives

o Derivatives such as    o Hedges that            o The fund uses derivatives
  futures, options,        correlate well with      such as futures, options,
  swaps and forward        underlying positions     swaps and forward foreign
  foreign currency         can reduce or            currency contracts for
  contracts that are       eliminate losses at      hedging and for risk
  used for hedging the     low cost                 management (i.e., to adjust
  portfolio or                                      duration or to establish or
  specific securities    o The fund could make      adjust exposure to
  may not fully offset     money and protect        particular securities,
  the underlying           against losses if        markets, or currencies)
  positions1 and this      management's
  could result in          analysis proves        o The fund only establishes
  losses to the fund       correct                  hedges that it expects will
  that would not have                               be highly correlated with
  otherwise occurred     o Derivatives that         underlying positions
                           involve leverage
o Derivatives used for     could generate         o While the fund may use
  risk management may      substantial gains at     derivatives that
  not have the             low cost                 incidentally involve
  intended effects and                              leverage, it does not use
  may result in losses                              them for the specific
  or missed                                         purpose of leveraging the
  opportunities                                     portfolio

o The counterparty to
  a derivatives
  contract could
  default

o Certain types of
  derivatives involve
  costs to the fund
  which can reduce
  returns

o Derivatives that
  involve leverage
  could magnify losses

Securities lending

o When a fund lends a    o The fund may enhance   o J.P. Morgan maintains a
  security, there is a     income through the       list of approved borrowers
  risk that the loaned     investment of the
  securities may not       collateral received    o The fund receives
  be returned if the       from the borrower        collateral equal to at
  borrower defaults                                 least 100% of the current
                                                    value of securities loaned
o The collateral will
  be subject to the                               o The lending agents
  risks of the                                      indemnify a fund against
  securities in which                               borrower default
  it is invested
                                                  o J.P. Morgan's collateral
                                                    investment guidelines limit
                                                    the quality and duration of
                                                    collateral investment to
                                                    minimize losses

                                                  o Upon recall, the borrower
                                                    must return the securities
                                                    loaned within the normal
                                                    settlement period

Illiquid holdings

o The fund could have    o These holdings may     o The fund may not invest
  difficulty valuing       offer more               more than 15% of net assets
  these holdings           attractive yields or     in illiquid holdings
  precisely                potential growth
                           than comparable        o To maintain adequate
o The fund could be        widely traded            liquidity to meet
  unable to sell these     securities               redemptions, the fund may
  holdings at the time                              hold investment-grade
  or price desired                                  short-term securities
                                                    (including repurchase
                                                    agreements) and, for
                                                    temporary or extraordinary
                                                    purposes, may borrow from
                                                    banks up to 33 1/3% of the
                                                    value of its total assets

When-issued and delayed
delivery securities

o When the fund buys     o The fund can take      o The fund uses segregated
  securities before        advantage of             accounts to offset leverage
  issue or for delayed     attractive               risk
  delivery, it could       transaction
  be exposed to            opportunities
  leverage risk if it
  does not use
  segregated accounts

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investments
--------------------------------------------------------------------------------

This table discusses the customary types of investments which can be held by the fund. In each case the related types of risk are listed on the following page (see below for definitions).This table reads across two pages.

                                             * Permitted - bold

                                             o Permitted, but not typically used

                                                            Related Types of Risk

------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities Interests in a     credit, interest rate, market, prepayment                                        *
stream of payments from specific assets,
such as auto or credit card receivables.
------------------------------------------------------------------------------------------------------------------------------------
Bank obligations Negotiable certificates   credit, currency, liquidity, political                                           *(1)
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.
------------------------------------------------------------------------------------------------------------------------------------
Commercial paper Unsecured short term      credit, currency, interest rate, liquidity, market, political                    *(1)
debt issued by domestic and foreign
banks or corporations. These securities
are usually discounted and are rated by
S&P or Moody's.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities Domestic and        credit, currency, interest rate, liquidity, market, political, valuation         *(1)
foreign debt securities that can be
converted into equity securities at a
future time and price.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds Debt securities of         credit, currency, interest rate, liquidity, market, political, valuation         *(1)
domestic and foreign industrial,
utility, banking, and other financial
institutions.
------------------------------------------------------------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt    credit, environmental, extension, interest rate, liquidity, market,              *
instrument which gives the lender a lien   natural event, political, prepayment, valuation
on property as security for the loan
payment.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities Domestic and    credit, currency, extension, interest rate, leverage, market, political,         *(1)
foreign securities (such as Ginnie Maes,   prepayment
Freddie Macs, Fannie Maes) which
represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls The sale of          credit, currency, extension, interest rate, leverage, liquidity, market,         *(1),(2)
domestic and foreign mortgage-backed       political, prepayment
securities with the promise to purchase
similar securities at a later date.
Segregated accounts are used to offset
leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
Participation interests Interests that     credit, currency, extension, interest rate, liquidity, political, prepayment     *(1)
represent a share of bank debt or
similar securities or obligations.
------------------------------------------------------------------------------------------------------------------------------------
Private placements Bonds or other          credit, interest rate, liquidity, market, valuation                              *
investments that are sold directly to an
institutional investor.
------------------------------------------------------------------------------------------------------------------------------------
REITs and other real-estate related        credit, environmental, interest rate, liquidity, market, natural event,          *
instruments Securities of issuers that     prepayment, valuation
invest in real estate or are secured by
real estate.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements Contracts whereby    credit                                                                           *
the fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements Contracts    credit                                                                           *(2)
whereby the fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.
------------------------------------------------------------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of   credit, currency, interest rate, market, political                               *(1)
supranational organizations Dollar- or
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.
------------------------------------------------------------------------------------------------------------------------------------
Swaps Contractual agreement whereby a      credit, currency, interest rate, leverage, market, political                     *(1)
party agrees to exchange periodic
payments with a counterparty. Segregated
accounts are used to offset leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
Tax exempt municipal securities            credit, interest rate, market, natural event, political                          o
Securities, generally issued as general
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities Debt            interest rate                                                                    *
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred     credit, currency, interest rate, liquidity, market, political, valuation         *(1)
payment securities Domestic and foreign
securities offering non-cash or
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.
------------------------------------------------------------------------------------------------------------------------------------

Risk related to certain investments held by J.P. Morgan fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the fund's total assets.


12 | Fund details                                              Fund Details | 13

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Enhanced Income Fund
Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone:  1-800-521-5411

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Enhanced Income Fund ........................811-07795 and 333-11125

J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds

Advisor                                    Distributor

J.P. Morgan Investment Management Inc.     Funds Distributor, Inc.
522 Fifth Avenue                           60 State Street
New York, NY 10036                         Boston, MA 02109
1-800-521-5411                             1-800-221-7930

                                                                    IMPR27 03/01

--------------------------------------------------------------------------------
                                                      MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------


J.P. MORGAN
TAX AWARE ENHANCED INCOME FUND

                                        ----------------------------------------
                                        Seeking high current after tax income
                                        consistent with principal preservation
                                        by investing in tax exempt and taxable
                                        fixed income securities.

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

      2 |   J.P. MORGAN TAX AWARE ENHANCED INCOME FUND

            The fund's goal, principal strategies,
                      principal risks, performance
                                      and expenses

            Fund description ..................................    2

            Investor expenses .................................    3

      4 |   FIXED INCOME MANAGEMENT APPROACH

            J.P. Morgan .......................................    4

            Who may want to invest ............................    4

            Fixed income investment process ...................    5

      6 |   YOUR INVESTMENT

            Investing in the J.P. Morgan Tax Aware
                              Enhanced Income Fund

            Investing through a financial professional ........    6

            Investing directly ................................    6

            Opening your account ..............................    6

            Adding to your account ............................    6

            Selling shares ....................................    7

            Account and transaction policies ..................    7

            Dividends and distributions .......................    8

            Tax considerations ................................    8

      9 |   FUND DETAILS

            More about risk and the fund's
                       business operations

            Business structure ................................    9

            Management and administration .....................    9

            Risk and reward elements ..........................   10

            Investments .......................................   12

            Financial highlights ..............................   14

            FOR MORE INFORMATION .........................back cover

J.P. MORGAN
TAX AWARE ENHANCED INCOME FUND                              TICKER SYMBOL: JPTEX
--------------------------------------------------------------------------------
                                   REGISTRANT: J.P. MORGAN SERIES TRUST
                                   (J.P. MORGAN TAX AWARE ENHANCED INCOME FUND:
                                   SELECT SHARES)

[GRAPHIC]  RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 9-12.

[GRAPHIC]  GOAL

The fund's goal is to provide high current after tax income consistent with principal preservation. This goal can be changed without shareholder approval.

[GRAPHIC]  INVESTMENT APPROACH

      Principal Strategies

The fund invests in municipal securities that J.P. Morgan believes have the potential to provide high current income that is free from federal income tax. The fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that J.P. Morgan believes have the potential to provide higher current after tax income. These securities may be of any maturity, but under normal market conditions the fund's duration will range between three and eighteen months. The fund's tax aware investment strategies are described on page 3. For a description of duration, please see fixed income investment process on page 4.

Up to 25% of the fund's assets may be invested in foreign securities. All of the securities purchased by the fund, at the time of purchase, must be rated investment grade (BBB/Baa or better) by a nationally recognized statistical rating organization or the unrated equivalent, including at least 75% in securities rated A or better.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 4.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund may use interest rate swaps, futures contracts and options to help manage duration. The fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after tax income may require trade-offs that reduce pre-tax income. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages more than $700 billion, including more than $___ billion using similar strategies as the fund.

The portfolio management team is led by Abigail J. Feder, vice president, who joined J.P. Morgan in April of 2000 from Morgan Stanley Dean Witter Investment Management, where she managed short term fixed income portfolios, and Benjamin Thompson, vice president, who joined the team in 1996. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN TAX AWARE ENHANCED INCOME FUND

PERFORMANCE (unaudited)


The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Tax Aware Enhanced Income Fund.

The bar chart indicates some of the risks by showing the performance of the fund's shares for the last calendar year.

The table indicates some of the risks by showing how the fund's average annual returns for the past year and life of fund compare to those of the Merrill Lynch 3-Month U.S. Treasury Bill Index. This is a widely recognized, unmanaged index that tracks the performance of the 3-month U.S. Treasury market.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

--------------------
TOTAL RETURN (%)       Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------
                                      2000
                                      4.91

o     J.P. Morgan Tax Aware Enhanced Income Fund

The fund's year-to-date total return as of 12/31/00 was 4.91%. For the period covered by this total return chart, the fund's highest quarterly return was 1.67% (for the quarter ended 12/31/00) and the lowest quarterly return was 0.96% (for the quarter ended 9/30/99).

-------------------------------
Average annual total return (%)   Shows performance over time, for periods ended
                                  December 31, 2000(1)
--------------------------------------------------------------------------------

                                                               Past 1 yr.  Life of fund(1)
J.P. Morgan Tax Aware Enhanced Income Fund (after expenses)       4.91         4.20
------------------------------------------------------------------------------------------
Merrill Lynch 3-Month U.S. Treasury Bill Index (no expenses)      6.18         5.74
------------------------------------------------------------------------------------------


INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------

Management fees                          0.25


Distribution (Rule 12b-1) fees           none


Other expenses(2)                        0.42
---------------------------------------------

Total operating expenses                 0.67

Fee waiver and
expense reimbursement(4)                 0.17
---------------------------------------------
Net expenses(4)                          0.50
---------------------------------------------

--------------------------------------------------------------------------------
Expense example(4)

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
              1 yr.   3 yrs.  5 yrs.  10 yrs.

Your cost($)     51      197     356      818
---------------------------------------------


(1) The fund commenced operations on 5/6/99 and returns reflect performance of the fund from 5/31/99.

(2)   The fund's fiscal year end is 10/31.

(3) This table shows expenses the fund's for the past fiscal year, expressed as a percentage of average daily net assets.

(4) Reflects an agreement by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding interest, taxes and extraordinary expenses) exceed 0.50% of the fund's average daily net assets through 2/28/02.



                                  J.P. MORGAN TAX AWARE ENHANCED INCOME FUND | 3

--------------------------------------------------------------------------------
FIXED INCOME MANAGEMENT APPROACH

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan Chase employs approximately ___ research analysts, capital market researchers, portfolio managers and traders around the world and has more than $700 billion in assets under management.


The fund is designed to provide a high level of after tax current income, price stability and liquidity. The fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity J.P. Morgan determines will generate the highest after tax income (although the fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the different markets to enhance return.

--------------------------------------------------------------------------------
Who may want to invest

The fund is designed for investors who:

o are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer duration bond funds

o     want to emphasize after tax return

The fund is not designed for investors who:

o     are investing for aggressive long-term growth

o     are investing through a tax-deferred account such as an IRA

o     are in a low tax bracket


4 | J.P. MORGAN TAX AWARE ENHANCED INCOME FUND

FIXED INCOME INVESTMENT PROCESS
--------------------------------------------------------------------------------

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC]
The fund invests across a range of
     different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC]
 The fund makes its portfolio decisions
as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

[GRAPHIC]
J.P. Morgan uses a disciplined process
     to control the fund's sensitivity
                     to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The fund's duration may be shorter than the fund's average maturity because the maturity of a security only measures the time until final payment is due. The fund's target duration typically remains relatively short, between three and eighteen months. The strategists closely monitor the fund and make tactical adjustments as necessary.


                                            FIXED INCOME MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:


Morgan Guaranty Trust Company of New York - Delaware

Routing number: 031-100-238

Credit: Morgan Guaranty Trust Shareholder Services

Account number: 00073-836


FFC: your account number, name of registered owner(s) and fund name

      By check

o     Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o     Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      REDEMPTION IN KIND

o The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES


Telephone orders The fund accepts telephone orders from all shareholders. The fund requires that telephone orders be placed by pre-authorized individuals only. The fund will tape record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.


Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.


Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g. when an event occurs after the close of trading on a foreign exchange that would materially impact a security's value at the time the fund calculates its
NAV), the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

Transfer Agent                            Shareholder Services Agent

State Street Bank and Trust Company       Morgan Christiana Center
P.O. Box 8411                             J.P. Morgan Funds Services - 2/OPS3
Boston, MA 02266-8411                     500 Stanton Christiana Road
Attention; J.P. Morgan Funds Services     Newark, DE 19713
                                          1-800-521-5411

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.



                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

--------------------------------------------------------------------------------
Transaction                           Tax status

Income dividends on                   Generally tax exempt
municipal obligations

Income dividends on                   Ordinary income
taxable securities

Short-term capital gains              Ordinary income
distributions

Long-term capital gains               Capital gains
distributions

Sales or exchanges of                 Capital gains or
shares owned for more                 losses
than one year

Sales or exchanges of                 Gains are treated as ordinary
shares owned for one year             income; losses are subject
or less                               to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution. A portion of the fund's returns may be subject to federal, state, or local tax, or the alternative minimum tax.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.



--------------------------------------------------------------------------------
Advisory services               0.25% of the fund's average net
                                assets

Administrative services         Fund's pro-rata portion of
(fee shared with Funds          0.09% of the first $7 billion
Distributor, Inc.)              of average net assets in
                                J.P. Morgan-advised portfolios,
                                plus 0.04% of average net
                                assets over $7 billion

Shareholder services            0.25% of the fund's average
                                net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------
RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also out-lines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

--------------------------------------------------------------------------------
Potential risks          Potential rewards             Policies to balance risk
                                                       and reward
--------------------------------------------------------------------------------

Market conditions

o  The fund's share        o  Bonds have generally     o  Under normal
   price, yield, and          outperformed money          circumstances the
   total return will          market investments          fund plans to remain
   fluctuate in               over the long term,         fully invested in
   response to bond           with less risk than         bonds and other
   market movements           stocks                      fixed income
                                                          securities as noted
o  The value of most       o  Most bonds will rise        in the table on
   bonds will fall when       in value when               pages 12-13
   interest rates rise;       interest rates fall
   the longer a bond's                                 o  The fund seeks to
   maturity and the        o  Mortgage-backed and         limit risk and
   lower its credit           asset-backed                enhance after tax
   quality, the more          securities can offer        yields through
   its value typically        attractive returns          careful management,
   falls                                                  sector allocation,
                                                          individual
o  Adverse market                                         securities
   conditions may from                                    selection, and
   time to time cause                                     duration management
   the fund to take
   temporary defensive                                 o  During severe market
   positions that are                                     downturns, the fund
   inconsistent with                                      has the option of
   its principal                                          investing up to 100%
   investment                                             of assets in
   strategies and may                                     investment-grade
   hinder the fund from                                   short-term
   achieving its                                          securities
   investment objective
                                                       o  J.P. Morgan monitors
o  Mortgage-backed and                                    interest rate
   asset-backed                                           trends, as well as
   securities                                             geographic and
   (securities                                            demographic
   representing an                                        information related
   interest in, or                                        to mortgage-backed
   secured by, a pool                                     securities and
   of mortgages or                                        mortgage prepayments
   other assets such as
   receivables) could
   generate capital
   losses or periods of
   low yields if they
   are paid off
   substantially
   earlier or later
   than anticipated

Management choices

o  The fund could          o  The fund could           o  J.P. Morgan focuses
   underperform its           outperform its              its active
   benchmark due to its       benchmark due to            management on those
   sector, securities,        these same choices          areas where it
   or duration choices                                    believes its
                           o  An optimal                  commitment to
o  The fund could             allocation could            research can most
   generate lower after       enhance after tax           enhance after tax
   tax income if its          income                      income and manage
   taxable/tax exempt                                     risks in a
   allocation is not                                      consistent way
   optimal

Credit quality

o  The default of an       o  Investment-grade         o  The fund maintains
   issuer would leave         bonds have a lower          its own policies for
   the fund with unpaid       risk of default             balancing credit
   interest or                                            quality against
   principal                                              potential yields and
                                                          gains in light of
                                                          its investment goals

                                                       o  J.P. Morgan develops
                                                          its own ratings of
                                                          unrated securities
                                                          and makes a credit
                                                          quality
                                                          determination for
                                                          unrated securities

Short-term trading


o  Increased trading       o  The fund could           o  The fund generally
   would raise the            realize gains in a          avoids short-term
   fund's transaction         short period of time        trading, except to
   costs                                                  take advantage of
                           o  The fund could              attractive or
o  Increased short-term       protect against             unexpected
   capital gains              losses if a bond is         opportunities or to
   distributions would        overvalued and its          meet demands
   raise shareholders'        value later falls           generated by
   income tax liability                                   shareholder
                                                          activity; the
                                                          portfolio turnover
                                                          rate for the fund for
                                                          the fiscal year end
                                                          was 172%



10 | FUND DETAILS

--------------------------------------------------------------------------------
Potential risks            Potential rewards           Policies to balance risk
                                                       and reward
--------------------------------------------------------------------------------

Foreign investments

o  The fund could lose     o  Foreign bonds, which     o  Foreign bonds may be
   money because of           represent a major           a significant
   foreign government         portion of the              investment (25% of
   actions, political         world's fixed income        assets) for the fund
   instability, or lack       securities, offer
   of adequate and            attractive potential     o  To the extent that
   accurate information       performance and             the fund invests in
                              opportunities for           foreign bonds, it
o  Currency exchange          diversification             will hedge its
   rate movements could                                   currency exposure
   reduce gains or         o  Favorable exchange          into the U.S. dollar
   create losses              rate movements could        (see also
                              generate gains or           "Derivatives")
                              reduce losses

Derivatives

o  Derivatives such as     o  Hedges that              o  The fund uses
   futures, options,          correlate well with         derivatives such as
   swaps and forward          underlying positions        futures, options,
   foreign currency           can reduce or               swaps and forward
   contracts that are         eliminate losses at         foreign currency
   used for hedging the       low cost                    contracts for
   portfolio or                                           hedging and for risk
   specific securities     o  The fund could make         management (i.e., to
   may not fully offset       money and protect           adjust duration or
   the underlying             against losses if           to establish or
   positions1 and this        management's                adjust exposure to
   could result in            analysis proves             particular
   losses to the fund         correct                     securities, markets,
   that would not have                                    or currencies)
   otherwise occurred      o  Derivatives that
                              involve leverage         o  The fund only
o  Derivatives used for       could generate              establishes hedges
   risk management may        substantial gains at        that it expects will
   not have the               low cost                    be highly correlated
   intended effects and                                   with underlying
   may result in losses                                   positions
   or missed
   opportunities                                       o  While the fund may
                                                          use derivatives that
o  The counterparty to                                    incidentally involve
   a derivatives                                          leverage, it does
   contract could                                         not use them for the
   default                                                specific purpose of
                                                          leveraging the
o  Certain types of                                       portfolio
   derivatives involve
   costs to the fund
   which can reduce
   returns

o  Derivatives
   that involve
   leverage could
   magnify losses

Securities lending

o  When a fund lends a     o  A fund may enhance       o  J.P. Morgan
   security, there is a       income through the          maintains a list of
   risk that the loaned       investment of the           approved borrowers
   securities may not         collateral received
   be returned if the         from the borrower        o  The fund receives
   borrower defaults                                      collateral equal to
                                                          at least 100% of the
o  The collateral will                                    current value of
   be subject to the                                      securities loaned
   risks of the
   securities in which                                 o  The lending agents
   it is invested                                         indemnify a fund
                                                          against borrower
                                                          default

                                                       o  J.P. Morgan's
                                                          collateral
                                                          investment
                                                          guidelines limit the
                                                          quality and duration
                                                          of collateral
                                                          investment to
                                                          minimize losses

                                                       o  Upon recall, the
                                                          borrower must return
                                                          the securities
                                                          loaned within the
                                                          normal settlement
                                                          period

Illiquid holdings

o  The fund could have     o  These holdings may       o  The fund may not
   difficulty valuing         offer more                  invest more than 15%
   these holdings             attractive yields or        of net assets in
   precisely                  potential growth            illiquid holdings
                              than comparable
o  The fund could             widely traded            o  To maintain adequate
   be unable to               securities                  liquidity to meet
   sell these holdings                                    redemptions, the
   at the time or price                                   fund may hold
   desired                                                investment-grade
                                                          short-term
                                                          securities
                                                          (including
                                                          repurchase
                                                          agreements) and, for
                                                          temporary or
                                                          extraordinary
                                                          purposes, may borrow
                                                          from banks up to 33
                                                          1/3% of the value of
                                                          its total assets

When-issued and delayed
delivery securities

o  When the fund buys      o  The fund can take        o  The fund uses
   securities before          advantage of                segregated accounts
   issue or for delayed       attractive                  to offset leverage
   delivery, it could         transaction                 risk
   be exposed to              opportunities
   leverage risk if it
   does not use
   segregated accounts

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------
INVESTMENTS
--------------------------------------------------------------------------------

This table discusses the customary types of investments which can be held by the fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

*   Permitted - bold
o   Permitted, but not typically used

                                                                 Principal Types of Risk
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities Interests in a           credit, interest rate, market, prepayment                                  *
stream of payments from specific assets,
such as auto or credit card receivables.
------------------------------------------------------------------------------------------------------------------------------------
Bank obligations Negotiable certificates         credit, currency, liquidity, political                                     *(1)
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.
------------------------------------------------------------------------------------------------------------------------------------
Commercial paper Unsecured short term            credit, currency, interest rate, liquidity, market, political              *(1)
debt issued by domestic and foreign
banks or corporations. These securities
are usually discounted and are rated by
S&P or Moody's.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities Domestic and              credit, currency, interest rate, liquidity, market, political, valuation   *(1)
foreign debt securities that can be
converted into equity securities at a
future time and price.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds Debt securities of               credit, currency, interest rate, liquidity, market, political, valuation   *(1)
domestic and foreign industrial,
utility, banking, and other financial
institutions.
------------------------------------------------------------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt          credit, environmental, extension, interest rate, liquidity, market,
instrument which gives the lender a lien         natural event, political, prepayment, valuation                            o
on property as security for the loan
payment.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities Domestic and          credit, currency, extension, interest rate, leverage, market, political,
foreign securities (such as Ginnie Maes,         prepayment                                                                 *(1)
Freddie Macs, Fannie Maes) which
represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.
------------------------------------------------------------------------------------------------------------------------------------


Mortgage dollar rolls The sale of                credit, currency, extension, interest rate, leverage, liquidity, market, political,
domestic and foreign mortgage-backed             prepayment                                                                 o(1),(2)
securities with the promise to purchase
similar securities at a later date.
Segregated accounts are used to offset
leverage risk.
------------------------------------------------------------------------------------------------------------------------------------


Participation interests Interests that           credit, currency, extension, interest rate, liquidity, political,
represent a share of bank debt or                prepayment                                                                 *
similar securities or obligations.
------------------------------------------------------------------------------------------------------------------------------------
Private placements Bonds or other                credit, interest rate, liquidity, market, valuation                        *
investments that are sold directly to an
institutional investor.
------------------------------------------------------------------------------------------------------------------------------------
REITs and other real-estate related              credit, environmental, interest rate, liquidity, market, natural event,
instruments Securities of issuers that           prepayment, valuation                                                      *
invest in real estate or are secured by
real estate.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements Contracts whereby          credit                                                                     *
the fund agrees to purchase a security
and resell it to to the seller on a
particular date and at a specific price.
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements Contracts          credit                                                                     o(2)
whereby the fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.
------------------------------------------------------------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of         credit, currency, interest rate, market, political                         *(1)
supranational organizations Dollar- or
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.
------------------------------------------------------------------------------------------------------------------------------------
Swaps Contractual agreement whereby a            credit, currency, interest rate, leverage, market, political               *
party agrees to exchange periodic
payments with a counterparty. Segregated
accounts are used to offset leverage
risk.
------------------------------------------------------------------------------------------------------------------------------------
Tax exempt municipal securities                  credit, interest rate, market, natural event, political                    *
Securities, generally issued as general
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities Debt                  interest rate                                                              *
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred           credit, currency, interest rate, liquidity, market, political, valuation   *(1)
payment securities Domestic and foreign
securities offering non-cash or
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.
------------------------------------------------------------------------------------------------------------------------------------

Risk related to certain investments held by J.P. Morgan fixed income funds:
--------------------------------------------------------------------------------

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the fund's total assets.


12 | FUND DETAILS                                              FUND DETAILS | 13

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The financial table is intended to help you understand the fund's financial performance for the past two fiscal periods. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the fund's annual report, which is available upon request.


--------------------------------------------------------------------------------
J.P. MORGAN TAX AWARE ENHANCED INCOME FUND

--------------------------------------------------------------------------------
Per-share data             For fiscal period ended October 31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        1999(1),(2)     2000
Net asset value, beginning of period ($)                2.00            1.99
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                             0.04            0.08
  Net realized and unrealized gain (loss)
  on investment ($)                                    (0.01)          (0.00)(5)
--------------------------------------------------------------------------------
Total from investment operations ($)                    0.03            0.08
--------------------------------------------------------------------------------
  Less distributions to shareholders from:
  Net investment income                                (0.04)          (0.08)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                      1.99            1.99
--------------------------------------------------------------------------------
 Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                                        1.29(3)         4.29
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)               27,723          36,688
--------------------------------------------------------------------------------
Ratios to average net assets:
 Net expenses (%)                                       0.50(4)         0.50
--------------------------------------------------------------------------------
 Net investment income (%)                              3.75(4)         4.23
--------------------------------------------------------------------------------
 Expenses without reimbursement (%)                     0.72(4)         0.67
--------------------------------------------------------------------------------
 Portfolio turnover (%)                                   69(3)          172
--------------------------------------------------------------------------------

(1)   The fund commenced operations on 5/6/99.

(2) The figures have been adjusted to reflect a stock split that occurred on 7/27/99 (7.51256281 to 1).

(3)   Not annualized.

(4)   Annualized.


(5)   Less than $0.005



14 | J.P. MORGAN INTERNATIONAL EQUITY FUNDS

                         (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:


J.P. Morgan Tax Aware Enhanced Income Fund
Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713


Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-943-8090) (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are:


Tax Aware Enhanced Income Fund ..........................811-07795 and 333-11125

J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds

Advisor                                          Distributor

J.P. Morgan Investment Management Inc.           Funds Distributor, Inc.
522 Fifth Avenue                                 60 State Street
New York, NY 10036                               Boston, MA 02109
1-800-521-5411                                   1-800-221-7930

--------------------------------------------------------------------------------


                                        MARCH 1, 2001 | PROSPECTUS


--------------------------------------------------------------------------------

J.P. MORGAN INSTITUTIONAL
TAX AWARE ENHANCED INCOME FUND

                                       -----------------------------------------
                                       Seeking high current after tax income
                                       consistent with principal preservation by investing in tax exempt and taxable fixed income securities.

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

2 | J.P. MORGAN INSTITUTIONAL
    TAX AWARE ENHANCED INCOME FUND

    The fund's goal, principal strategies,
    principal risks, performance
    and expenses

    Fund description ......................................................... 2

    Investor expenses ........................................................ 3

4 | FIXED INCOME MANAGEMENT APPROACH

    J.P. Morgan .............................................................. 4

    Who may want to invest ................................................... 4

    Fixed income investment process .......................................... 5

6 | YOUR INVESTMENT

    Investing in the J.P. Morgan Institutional
    Tax Aware Enhanced Income Fund

    Investing through a financial professional ............................... 6

    Investing directly ....................................................... 6

    Opening your account ..................................................... 6

    Adding to your account ................................................... 6

    Selling shares ........................................................... 7

    Account and transaction policies ......................................... 7

    Dividends and distributions .............................................. 8

    Tax considerations ....................................................... 8

9 | FUND DETAILS

    More about risk and the fund's
    business operations

    Business structure ....................................................... 9

    Management and administration ............................................ 9

    Risk and reward elements .................................................10

    Investments ..............................................................12


    Financial highlights .....................................................14


    FOR MORE INFORMATION ............................................ back cover

J.P. MORGAN INSTITUTIONAL
TAX AWARE ENHANCED INCOME FUND                            | TICKER SYMBOL: JPAEX
--------------------------------------------------------------------------------

                                    REGISTRANT: J.P. MORGAN SERIES TRUST
                                    (J.P. MORGAN TAX AWARE ENHANCED INCOME FUND:
                                    INSTITUTIONAL SHARES)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 10-13.

[GRAPHIC] GOAL

      The fund's goal is to provide high current after tax current income consistent with principal preservation. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests in municipal securities that J.P. Morgan believes have the potential to provide high current income that is free from federal income tax. The fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that J.P. Morgan believes have the potential to provide higher current after tax income. These securities may be of any maturity, but under normal market conditions the fund's duration will range between three and eighteen months. The fund's tax aware investment strategies are described on page 4. For a description of duration, please see Fixed Income Investment Process on page 5.

Up to 25% of the fund's assets may be invested in foreign securities. All of the securities purchased by the fund, at the time of purchase, must be rated investment grade (BBB/Baa or better) by a nationally recognized statistical rating organization or the unrated equivalent, including at least 75% in securities rated A or better.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 5.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund may use interest rate swaps, futures contracts and options to help manage duration. The fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after tax income may require trade-offs that reduce pre-tax income. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages more than $700 billion, including more than $___ billion using similar strategies as the fund.


The portfolio management team is led by Benjamin Thompson, vice president, who joined the team in June of 1999 and Abigail J. Feder, vice president, who joined J.P. Morgan in April of 2000 from Morgan Stanley Dean Witter Investment Management where she managed short term fixed income portfolios. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL TAX AWARE ENHANCED INCOME FUND

--------------------------------------------------------------------------------


PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Tax Aware Enhanced Income Fund.

The bar chart indicates some of the risks by showing the performance of the fund's shares for the last calendar year.

The table indicates some of the risks by showing how the fund's average annual returns for the past year compare to those of the Merrill Lynch 3-Month U.S. Treasury Bill Index. This is a widely recognized, unmanaged index that tracks the performance of the 3-month U.S. Treasury market.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

-----------------------------
Year-by-year total return (%)  Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

          J.P. Morgan Institutional Tax Aware Enhanced Income Fund
          --------------------------------------------------------
2000                                   5.17

The fund's year-to-date total return as of 12/31/00 was 5.17%. For the period covered by this total return chart, the fund's highest quarterly return was 1.73% (for the quarter ended 12/31/00) and the lowest quarterly return was 1.07% (for the quarter ended 6/30/00).

------------------------------- Shows performance over time, for periods ended Average annual total return (%) December 31, 2000(1)
--------------------------------------------------------------------------------
                                                   Past 1 yr.    Life of fund(1)
J.P. Morgan Institutional Tax Aware Enhanced
  Income Fund (after expenses)                        5.17           4.41
--------------------------------------------------------------------------------
Merrill Lynch 3-Month U.S. Treasury Bill
  Index (no expenses)                                 6.18           5.74
--------------------------------------------------------------------------------


INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------

Management fees                          0.25

Distribution (Rule 12b-1) fees           none

Other expenses(2)                        0.25
---------------------------------------------
Total operating expenses                 0.50

Fee waiver and
expense reimbursement(4)                 0.25
---------------------------------------------

Net expenses                             0.25
---------------------------------------------


--------------------------------------------------------------------------------
Expense example(4)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                        1 yr.      3 yrs.      5 yrs.    10 yrs.

Your cost($)                              26         135         255        604
--------------------------------------------------------------------------------


(1) The fund commenced operations on 4/16/99 and returns reflect performance of the fund from 4/30/99.

(2)   The fund's fiscal year end is 10/31.


(3) This table shows the fund's expenses for the past fiscal period, expressed as a percentage of the fund's average net assets.


(4) Reflects an agreement by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.25% of the fund's average daily net assets through 2/28/02.



                    J.P. MORGAN INSTITUTIONAL TAX AWARE ENHANCED INCOME FUND | 3

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan Chase employs approximately ___ research analysts, capital market researchers, portfolio managers and traders around the world and has more than $700 billion in assets under management.


J.P. MORGAN INSTITUTIONAL TAX AWARE ENHANCED INCOME FUND

The fund is designed to provide a high level of after tax current income, price stability and liquidity. The fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity J.P. Morgan determines will generate the highest after tax income (although the fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the different markets to enhance return.

--------------------------------------------------------------------------------
Who may want to invest

The fund is designed for investors who:

o are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer duration bond funds

o     want to emphasize after tax return

The fund is not designed for investors who:

o     are investing for aggressive long-term growth

o     are investing through a tax-deferred account such as an IRA

o     are in a low tax bracket


4 | FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------

FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

Sector allocation The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC]
The fund invests across a range of different types of securities

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

[GRAPHIC]
The fund makes its portfolio decisions as described earlier in this prospectus

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The fund's duration may be shorter than the fund's average maturity because the maturity of a security only measures the time until final payment is due. The fund's target duration typically remains relatively short, between three and eighteen months. The strategists closely monitor the fund and make tactical adjustments as necessary.

[GRAPHIC]
J.P. Morgan uses a disciplined process
to control the fund's sensitivity
to interest rates


                                            FIXED INCOME MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $5,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:


      Morgan Guaranty Trust Company of New York-Delaware
      Routing number: 031-100-238
      Credit: J.P.M. Institutional Shareholders Services
      Account number: 001-57-689
      FFC: your account number, name of registered owner(s) and fund name


      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


6 | YOUR INVESTMENT

SELLING SHARES

      By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o The fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. The fund will tape record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.


Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading on a foreign exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

Transfer Agent                           Shareholder Services Agent


State Street Bank and Trust Company      Morgan Christiana Center
P.O. Box 8411                            J.P. Morgan Funds Services - 2/OPS3
Boston, MA 02266-8411                    500 Stanton Christiana Road
Attention: J.P. Morgan Funds Services    Newark, DE 19713
                                         1-800-766-7722

                                         Representatives are available 8:00 a.m.
                                         to 6:00 p.m. eastern time on fund
                                         business days.



                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

--------------------------------------------------------------------------------

Transaction                        Tax status

Income dividends on                Generally tax exempt
municipal obligations

Income dividends on                Ordinary income
taxable securities

Short-term capital gains           Ordinary income
distributions

Long-term capital gains            Capital gains
distributions

Sales or exchanges of              Capital gains or
shares owned for more              losses
than one year

Sales or exchanges of              Gains are treated as ordinary
shares owned for one year          income; losses are subject
or less                            to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution. A portion of the fund's returns may be subject to federal, state, or local tax, or the alternative minimum tax.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION


The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.


Advisory services                  0.25% of the fund's average net
                                   assets

Administrative services            Fund's pro-rata portion of
(fee shared with Funds             0.09% of the first $7 billion
Distributor, Inc.)                 of average net assets in
                                   J.P. Morgan-advised portfolios,
                                   plus 0.04% of average net
                                   assets over $7 billion

Shareholder services               0.10% of the fund's average
                                   net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.




                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

--------------------------------------------------------------------------------
Potential risks           Potential rewards         Policies to balance
                                                    risk and reward
--------------------------------------------------------------------------------

Market conditions

o The fund's share        o Bonds have generally    o Under normal
  price, yield, and         outperformed money        circumstances the
  total return will         market investments        fund plans to remain
  fluctuate in              over the long term,       fully invested in
  response to bond          with less risk than       bonds and other
  market movements          stocks                    fixed income
                                                      securities as noted
o The value of most       o Most bonds will           in the table on
  bonds will fall when      rise in value when        pages 12-13
  interest rates rise;      interest rates fall
  the longer a bond's                               o The fund seeks to
  maturity and the        o Mortgage-backed           limit risk and
  lower its credit          and asset-backed          enhance after tax
  quality, the more         securities can offer      yields through
  its value typically       attractive returns        careful management,
  falls                                               sector allocation,
                                                      individual
o Adverse market                                      securities
  conditions may from                                 selection, and
  time to time cause                                  duration management
  the fund to take
  temporary defensive                               o During severe
  positions that are                                  market downturns,
  inconsistent with                                   the fund has the
  its principal                                       option of investing
  investment                                          up to 100% of assets
  strategies and may                                  in investment-grade
  hinder the fund from                                short-term
  achieving its                                       securities
  investment objective
                                                    o J.P. Morgan
o Mortgage-backed                                     monitors interest
  and asset-backed                                    rate trends, as well
  securities                                          as geographic and
  (securities                                         demographic
  representing an                                     information related
  interest in, or                                     to mortgage-backed
  secured by, a pool                                  securities and
  of mortgages or                                     mortgage prepayments
  other assets such as
  receivables) could
  generate capital
  losses or periods of
  low yields if they
  are paid off
  substantially
  earlier or later
  than anticipated

Management choices

o The fund could          o The fund could          o J.P. Morgan
  underperform its          outperform its            focuses its active
  benchmark due to its      benchmark due to          management on those
  sector, securities,       these same choices        areas where it
  or duration choices                                 believes its
                          o An optimal                commitment to
o The fund could            allocation could          research can most
  generate lower after      enhance after tax         enhance after tax
  tax income if its         income                    income and manage
  taxable/tax exempt                                  risks in a
  allocation is not                                   consistent way
  optimal

Credit quality

o The default of an       o Investment-grade        o The fund maintains
  issuer would leave        bonds have a lower        its own policies for
  the fund with unpaid      risk of default           balancing credit
  interest or                                         quality against
  principal                                           potential yields and
                                                      gains in light of
                                                      its investment goals

                                                    o J.P. Morgan
                                                      develops its own
                                                      ratings of unrated
                                                      securities and makes
                                                      a credit quality
                                                      determination for
                                                      unrated securities

Short-term trading


o Increased trading       o The fund could          o The fund generally
  would raise the           realize gains in a        avoids short-term
  fund's transaction        short period of time      trading, except to
  costs                                               take advantage of
                          o The fund could            attractive or
o Increased                 protect against           unexpected
  short-term capital        losses if a bond is       opportunities or to
  gains distributions       overvalued and its        meet demands
  would raise               value later falls         generated by
  shareholders' income                                shareholder
  tax liability                                       activity; the
                                                      portfolio turnover
                                                      rate for the fund for
                                                      the most recent fiscal
                                                      year end is 172%.




10 | FUND DETAILS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Potential risks           Potential rewards         Policies to balance
                                                    risk and reward
--------------------------------------------------------------------------------

Foreign investments

o The fund could          o Foreign bonds,          o Foreign bonds may
  lose money because        which represent a         be a significant
  of foreign                major portion of the      investment (25% of
  government actions,       world's fixed income      assets) for the fund
  political                 securities, offer
  instability, or lack      attractive potential    o To the extent that
  of adequate and           performance and           the fund invests in
  accurate information      opportunities for         foreign bonds, it
                            diversification           will hedge its
o Currency exchange                                   currency exposure
  rate movements could    o Favorable exchange        into the U.S. dollar
  reduce gains or           rate movements could      (see also
  create losses             generate gains or         "Derivatives")
                            reduce losses

Derivatives

o Derivatives such        o Hedges that             o The fund uses
  as futures, options,      correlate well with       derivatives such as
  swaps and forward         underlying positions      futures, options,
  foreign currency          can reduce or             swaps and forward
  contracts that are        eliminate losses at       foreign currency
  used for hedging the      low cost                  contracts for
  portfolio or                                        hedging and for risk
  specific securities     o The fund could            management (i.e., to
  may not fully offset      make money and            adjust duration or
  the underlying            protect against           to establish or
  positions1 and this       losses if                 adjust exposure to
  could result in           management's              particular
  losses to the fund        analysis proves           securities, markets,
  that would not have       correct                   or currencies)
  otherwise occurred
                          o Derivatives that        o The fund only
o Derivatives used          involve leverage          establishes hedges
  for risk management       could generate            that it expects will
  may not have the          substantial gains at      be highly correlated
  intended effects and      low cost                  with underlying
  may result in losses                                positions
  or missed
  opportunities                                     o While the fund may
                                                      use derivatives that
o The counterparty                                    incidentally involve
  to a derivatives                                    leverage, it does
  contract could                                      not use them for the
  default                                             specific purpose of
                                                      leveraging the
o Certain types of                                    portfolio
  derivatives involve
  costs to the fund
  which can reduce
  returns

o Derivatives that
  involve leverage
  could magnify losses

Securities lending

o When a fund lends       o A fund may enhance      o J.P. Morgan
  a security, there is      income through the        maintains a list of
  a risk that the           investment of the         approved borrowers
  loaned securities         collateral received
  may not be returned       from the borrower       o The fund receives
  if the borrower                                     collateral equal to
  defaults                                            at least 100% of the
                                                      current value of
o The collateral                                      securities loaned
  will be subject to
  the risks of the                                  o The lending agents
  securities in which                                 indemnify a fund
  it is invested                                      against borrower
                                                      default

                                                    o J.P. Morgan's
                                                      collateral
                                                      investment
                                                      guidelines limit the
                                                      quality and duration
                                                      of collateral
                                                      investment to
                                                      minimize losses

                                                    o Upon recall, the
                                                      borrower must return
                                                      the securities
                                                      loaned within the
                                                      normal settlement
                                                      period

Illiquid holdings

o The fund could          o These holdings may      o The fund may not
  have difficulty           offer more                invest more than 15%
  valuing these             attractive yields or      of net assets in
  holdings precisely        potential growth          illiquid holdings
                            than comparable
o The fund could be         widely traded           o To maintain
  unable to sell these      securities                adequate liquidity
  holdings at the time                                to meet redemptions,
  or price desired                                    the fund may hold
                                                      investment-grade
                                                      short-term
                                                      securities
                                                      (including
                                                      repurchase
                                                      agreements) and, for
                                                      temporary or
                                                      extraordinary
                                                      purposes, may borrow
                                                      from banks up to
                                                      33 1/3% of the value
                                                      of its total assets

When-issued and delayed
delivery securities

o When the fund buys      o The fund can take       o The fund uses
  securities before         advantage of              segregated accounts
  issue or for delayed      attractive                to offset leverage
  delivery, it could        transaction               risk
  be exposed to             opportunities
  leverage risk if it
  does not use
  segregated accounts

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investments
--------------------------------------------------------------------------------

This table discusses the customary types of investments which can be held by the fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.

--------------------------------------------------------------------------------
Asset-backed securities Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
Mortgage dollar rolls The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
Reverse repurchase agreements Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

Risk related to certain investments held by J.P. Morgan Institutional fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.


12 | FUND DETAILS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

o    Permitted - bold

@   Permitted, but not typically used

                             Principal Types of Risk


------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                         o
------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                            o(1)
------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                     o(1)
------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          o(1)
------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          o(1)
------------------------------------------------------------------------------------------
credit, environmental, extension, interest rate, liquidity, market,               @
natural event, political, prepayment, valuation
------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,          o(1)
prepayment
------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, liquidity, market,
political, prepayment                                                             @(1),(2)
------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment      o
------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                               o
------------------------------------------------------------------------------------------
credit, environmental, interest rate, liquidity, market, natural event,
prepayment, valuation                                                             o
------------------------------------------------------------------------------------------

credit                                                                            o
------------------------------------------------------------------------------------------
credit                                                                            @(2)

------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                o(1)

------------------------------------------------------------------------------------------

credit, currency, interest rate, leverage, market, political                      o
------------------------------------------------------------------------------------------

credit, interest rate, market, natural event, political                           o

------------------------------------------------------------------------------------------
interest rate                                                                     o

------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          o(1)


Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the fund's total assets.


                                                               FUND DETAILS | 13

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial table is intended to help you understand the fund's financial performance for the past two fiscal periods. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the fund's annual report, which is available upon request.

================================================================================

J.P. MORGAN INSTITUTIONAL TAX AWARE ENHANCED INCOME FUND

----------------------------
Per-share data                For fiscal period ended October 31
--------------------------------------------------------------------------------

                                                   1999(1),(2)         2000
Net asset value, beginning of period ($)              2.00              1.99
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                          0.04              0.09
   Net realized and unrealized gain (loss)
   on investment ($)                                 (0.01)            (0.00)(5)
--------------------------------------------------------------------------------
Total from investment operations ($)                  0.03              0.09
--------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income                             (0.04)            (0.09)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                    1.99              1.99
--------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                                      1.57(3)           4.55
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)            354,823           298,901
--------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------
  Net expenses (%)                                    0.25(4)           0.25
  ------------------------------------------------------------------------------
  Net investment income (%)                           4.01(4)           4.43
  ------------------------------------------------------------------------------
  Expenses without reimbursement (%)                  0.57(4)           0.50
  ------------------------------------------------------------------------------
  Portfolio turnover (%)                                69(3)            172
  ------------------------------------------------------------------------------

(1)   The fund commenced operations on 4/16/99.

(2) The figures have been adjusted to reflect a stock split that occurred on 7/27/99 (7.50251256 to 1).

(3)   Not annualized.

(4)   Annualized.

(5)   Less than $0.005.



14 | FUND DETAILS

                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:


J.P. Morgan Institutional Tax Aware Enhanced Income Fund
Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713


Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-943-8090) (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are:


J.P. Morgan Institutional Tax Aware Enhanced
  Income Fund .......................................... 811-07795 and 333-11125

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
================================================================================
J.P. Morgan Institutional Funds

Advisor                                             Distributor

J.P. Morgan Investment Management Inc.              Funds Distributor, Inc.
522 Fifth Avenue                                    60 State Street
New York, NY 10036                                  Boston, MA 02109
1-800-766-7722                                      1-800-221-7930

                                                                    IMPRO6 03-01

                            J.P. MORGAN SERIES TRUST

                    J.P. MORGAN GLOBAL 50 FUND: SELECT SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2001

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2001 FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORT RELATING TO THE FUND LISTED ABOVE DATED OCTOBER 31, 2000. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT IN THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN SERIES TRUST (800)221-7930.

                                Table of Contents

Page

GENERAL........................................................................1
INVESTMENT OBJECTIVE AND POLICIES..............................................1
INVESTMENT RESTRICTIONS.......................................................18
TRUSTEES AND MEMBERS OF THE ADVISORY BOARD....................................20
OFFICERS......................................................................22
CODES OF ETHICS...............................................................24
INVESTMENT ADVISOR............................................................24
DISTRIBUTOR...................................................................25
CO-ADMINISTRATOR..............................................................26
SERVICES AGENT................................................................26
CUSTODIAN AND TRANSFER AGENT..................................................27
SHAREHOLDER SERVICING.........................................................27
FINANCIAL PROFESSIONALS.......................................................28
INDEPENDENT ACCOUNTANTS.......................................................28
EXPENSES......................................................................29
PURCHASE OF SHARES............................................................29
REDEMPTION OF SHARES..........................................................30
EXCHANGE OF SHARES............................................................31
DIVIDENDS AND DISTRIBUTIONS...................................................31
NET ASSET VALUE...............................................................31
PERFORMANCE DATA..............................................................32
PORTFOLIO TRANSACTIONS........................................................34
MASSACHUSETTS TRUST...........................................................35
DESCRIPTION OF SHARES.........................................................36
TAXES.........................................................................37
ADDITIONAL INFORMATION........................................................41
FINANCIAL STATEMENTS..........................................................42
APPENDIX A...................................................................A-1

GENERAL

      J.P. Morgan Global 50 Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). The Trustees of the Trust have authorized the issuance and sale of shares of two classes of the Fund (Select Shares and Institutional Shares); currently, only Select Shares are available for sale to the public.

      This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

      The Fund is advised by J.P. Morgan Investment Management, Inc. ("JPMIM" or the "Advisor").

      Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMIM. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

      The Fund is designed for investors with a long term investment horizon who want to diversify their investment portfolio by investing in an actively managed portfolio of approximately 50 global equity securities. The Fund's investment objective is to provide high total return.

      The Fund seeks to achieve its investment objective by investing primarily in equity securities. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depository receipts, warrants, rights, convertible securities, trust or limited partnership interests and equity participations (collectively, "Equity Securities". Under normal circumstances, the Fund expects to invest at least 65% of its total assets in such securities.

Investment Process

      Stock selection: JPMIM's more than 150 career analysts forecast normalized earnings and dividend payouts for roughly 2,500 companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive. The universe of stocks is narrowed to a group of roughly 500 which JPMIM's analysts believe have an exceptional return potential relative to other companies. The portfolio manager's objective is to select from these 500 stocks the approximately fifty stocks with the greatest potential for high total return. These selections are not constrained by country or sector weightings, although under normal conditions the Fund will invest in securities of at least three countries, including the United States. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in a company.

      Currency management: The Advisor actively manages the currency exposure of the Fund's investments with the goal of protecting and possibly enhancing the Fund's total return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the Fund's investment strategy.

Equity Investments

      The Equity Securities in which the Fund invests includes those listed on any domestic or foreign securities exchange or traded in the over-the-counter
(OTC) market as well as certain restricted or unlisted securities.

      Equity Securities. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

      The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

      The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Common Stock Warrants

      The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

      Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

Foreign Investments

      The Fund will make substantial investments in foreign countries. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

      Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

      In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

      Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

      Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

      Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

      The Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to such Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

      Foreign Currency Exchange Transactions. Because the Fund buys and sells securities and receives interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

      A foreign currency forward exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Foreign currency forward exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign currency forward exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor foreign currency forward exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Fund may enter into foreign currency forward exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Advisor may reduce the Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

      Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Money Market Instruments

      Although the Fund intends under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, it may, for defensive purposes, invest in money market instruments. The Fund may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

      U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

      Additional U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

      Foreign Government Obligations. The Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

      Bank Obligations. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

      Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee, in its capacity as investment advisor to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, to whom Morgan, in its capacity as a commercial bank, has made a loan.

      Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

      The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

Corporate Bonds and Other Debt Securities

      The Fund may, although it has no current intention to do so, invest in bonds and other debt securities of domestic and foreign issuers when the Advisor believes that such securities offer a more attractive return potential than equity securities. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

      Corporate Fixed Income Securities. The Fund may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. The Fund will not invest in debt securities rated below B by Moody's or Standard & Poor's. See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      The Fund may purchase privately issued corporate fixed income securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or pursuant to a directly negotiated agreement between the investors, including the Fund, and the corporate issuer. At times, the Fund may be the only investor in a privately issued fixed income security, or one of only a few institutional investors. In this circumstance, there may be restrictions on the Fund's ability to resell the privately issued fixed income security that result from contractual limitations in the offering agreement and a limited trading market. The Advisor will monitor the liquidity of privately issued fixed income securities in accordance with guidelines established by the Advisor and monitored by the Trustees. See Illiquid Investments; Privately Placed and Other Unregistered Securities.

      Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

      Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

      There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

      Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

      Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

      CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

      CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investment in illiquid securities, in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Additional Investments

      When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

      Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

      The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.

      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

      Loans of Securities. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Fund or the Trust, the Advisor or the Distributor, unless otherwise permitted by applicable law.

      Privately Placed and Certain Unregistered Securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid holdings or receives upon resale may be lower than the price paid or received for similar holdings with a more liquid market. Accordingly the valuation of these holdings will reflect any limitations on their liquidity.

      The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

      As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements

      Although the Fund is not limited by the diversification requirements of the 1940 Act, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes." To meet these requirements, the Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. Government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. Government securities).

      The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion. At the time the Fund invests in any corporate debt securities, they must be rated B or better by Standard & Poor's or Moody's. See Appendix A for a description of securities ratings.

      Below Investment Grade Debt. Although the Fund has no current intention to do so, it may purchase certain lower rated securities, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), which may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

      Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Fund's net asset value.

      In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

      Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trust's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      Futures Contracts and Options on Futures Contracts. The Fund may purchase or sell (write) futures contracts and purchase or sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

      Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

      The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the Security and Exchange Commission's (the "SEC") interpretations thereunder.

      Combined Positions. The Fund is permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

      Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

      Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

      The Fund may enter into swap transactions for any legal purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than investing directly in an instrument that yields that return or spread, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which yield the interest that the Fund may be required to pay.

      Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a prespecified notional amount with prespecified terms with the seller of the option as the counterparty.

      The "notional amount" of the swap transaction is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. An example would be the obligation to pay a floating rate of interest (e.g., U.S. 3 month LIBOR) on a quarterly basis in exchange for receipt of a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, the Fund will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, the obligations of the parties will be exchanged on a "net basis". That is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument. The Fund will receive or pay, as the case may be, only the net amount of the two payments.

      The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional interest rate swaps, swap transactions tend to be more volatile than many other types of investments.

      The use of swap transactions involves investment techniques and risks which are similar to those associated with other portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. The Advisor will, however, consider such risks and will enter into swap transactions only when it believes that the risks are not unreasonable.

      The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

      The Fund will not enter into any swap transaction, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The markets in which swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, these markets have become relatively liquid.

      The liquidity of swap transactions will be determined by the Advisor based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      During the term of a swap, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

      The federal income tax treatment with respect to swap transactions may impose limitations on the extent to which the Fund may engage in such transactions.

Risk Management

      The Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to the Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, the Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

      The table below sets forth the Fund's portfolio turnover rate. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

Fund - For the period May 29, 1998 (commencement of operations) through October 31, 1998: 54%. For the fiscal years ended October 31, 1999 and 2000: 84% and 101%, respectively.

INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a security holders meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund:

1. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

2. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

3. May not borrow money, except to the extent permitted by applicable law.

4. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act.

5. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate or (b) securities issued by issuers that invest in real estate.

6. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

7. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

      Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that:

1. The Fund not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid.

2. The Fund may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

3. The Fund may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With the Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND MEMBERS OF THE ADVISORY BOARD

      The Trustees of the Trust, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

      Frederick S. Addy -- Trustee; Retired; Former Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

      William G. Burns -- Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

      Arthur C. Eschenlauer -- Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

      Matthew Healey (*) -- Trustee; Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc. ("Pierpont Group") since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

      Michael P. Mallardi -- Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

      Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

----------------------
* Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

      Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.


                                                      TOTAL TRUSTEE
                                    AGGREGATE         COMPENSATION ACCRUED BY
                                    TRUSTEE           THE MASTER PORTFOLIOS(1),
                                    COMPENSATION      J.P. MORGAN FUNDS, J.P.
                                    PAID BY THE       MORGAN INSTITUTIONAL
                                    TRUST DURING      FUNDS AND THE TRUST
NAME OF TRUSTEE                     2000              2000(2)
---------------                     ------------      ------------------------

Frederick S. Addy, Trustee          $1,810                        $75,000

William G. Burns, Trustee           $1,810                        $75,000

Arthur C. Eschenlauer, Trustee      $1,810                        $75,000

Matthew Healey, Trustee (3)         $1,810                        $75,000
  Chairman and Chief Executive
  Officer

Michael P. Mallardi, Trustee        $1,810                        $75,000

(1) Includes each portfolio in which a series of J.P. Morgan Funds or J.P. Morgan Institutional Funds invests.

(2) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, J.P. Morgan Funds, J.P. Morgan Institutional Funds and the Trust) in the fund complex.

(3) During 1999, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.


      The Trustees decide upon matters of general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust, J.P. Morgan Funds, J.P. Morgan Institutional Funds and each Master Portfolio have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

      The aggregate fee paid to Pierpont Group, Inc. by the Fund for the period May 29, 1998 (commencement of operations) through October 31, 1998 was $780. For the fiscal years ended October 31, 1999 and 2000: $1,781 and $200, respectively.

Advisory Board

      The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the J.P. Morgan Funds, J.P. Morgan Institutional Funds (collectively together with the Trust, the "Trusts") and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

Ann Maynard Gray - Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

OFFICERS

      The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

      The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

      MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

      MARGARET W. CHAMBERS, Executive Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice

President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959. Address: 60 State Street, Boston, MA 02109.

      MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.

      DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Vice President, New Business Development of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.

      KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

      CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

      KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President of FDI. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. Her date of birth is July 5, 1972

      MARY A. NELSON; Vice President and Assistant Treasurer. Senior Vice President and Director of Financial Services at FDI, and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964

      MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

      ELBA VASQUEZ; Vice President and Assistant Secretary. Vice President of FDI since February 1999. Ms. Vasquez served as National Sales Associate for FDI from May 1996. Her date of birth is December 14, 1961.

      GEORGE A. RIO, President and Treasurer of the Trust. Executive Vice President, Client Service Director of FDI (since April 1998). From June 1995 to March 1998, Mr. Rio was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. His date of birth is January 2, 1955. Address: 60 State Street, Boston, MA 02109.

      CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as Head of Infrastructure and is responsible for special projects.

Prior to January 2000, she served as the Manager of the Tax Group and was responsible for U.S. mutual fund tax matters. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

CODES OF ETHICS

      The Fund, the Advisor and FDI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

      As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of the Fund.

INVESTMENT ADVISOR


      The Advisor is a wholly owned subsidiary of J.P. Morgan Chase & Co. "J.P. Morgan Chase"), a bank holding company organized under the laws of the State of Delaware. The Advisor, whose principal offices are 522 Fifth Avenue, New York, New York 10036, is a Delaware corporation. J.P. Morgan, together with its predecessors, has been in the investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of investment management services to governmental, institutional, corporate and individual clients.


      J.P. Morgan Chase & Co. now formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. Through offices in New York City and abroad, the Advisor offers a wide range of banking and investment services to customers throughout the United States and the world.

      The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan Chase currently employs over 160 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 480 capital market researchers, portfolio managers and traders.

      The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee; the Advisor advises Morgan on investment of the commingled pension trust funds. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

      The Fund is managed by officers of the Advisor who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreements, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to 1.25% of the average daily net assets of the Fund.

      The advisory fee paid to the Advisor for the period May 29, 1998 (commencement of operations) through October 31, 1998: $432,723. For the fiscal years ended October 31, 1999 and 2000: $1,099,930 and $1,869,989.

      The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."

      Under separate agreements, Morgan, an affiliate of the Advisor, also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

      FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI currently provides administration and distribution services for a number of other investment companies.

      The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

      Under Co-Administration Agreements with the Trust dated August 1, 1996, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

      FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Trust regulatory documents and mails Trust communications to Trustees, members of the Advisory Board and investors; and (vi) maintains related books and records.

      For its services under the Co-Administration Agreements, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and other investment companies subject to similar agreements with FDI.

      The administrative fees paid to FDI for the period May 29, 1998 (commencement of operations) through October 31, 1998: $438. For the fiscal years ended October 31, 1999 and 2000: $800 and $979, respectively.

SERVICES AGENT

      The Trust has entered into Administrative Services Agreement (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund. The Services Agreement may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

      Under the Services Agreements, Morgan provides certain administrative and related services to the Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

      Under the amended Services Agreements, the Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and the Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, and the other investors in the Master Portfolios for which Morgan provides similar services.

      The Fund paid to Morgan, as Services Agent, the following fees: for the period May 29, 1998 (commencement of operations) through October 31, 1998:
$19,674. For the fiscal years ended October 31, 1999 and 2000: $45,603 and $72,763, respectively.

CUSTODIAN AND TRANSFER AGENT

      The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian and Fund Accounting Agreement with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.

      State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

      The Trust has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

      Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan a fee for these services at the annual rate of 0.25% (expressed as a percentage of the average daily net assets of Fund shares). Morgan acts as shareholder servicing agent for all shareholders.

      The Fund paid Morgan, as shareholder servicing agent, the following fees: for the period May 29, 1998 (commencement of operations) through October 31, 1998: $86,545. For the fiscal years ended October 31, 1999 and 2000: $219,986 and $373,998, respectively.

      If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

      The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan Chase ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan Chase or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

      The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

      Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not remitted to the Fund or J.P. Morgan Chase.

      The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

      The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES

      In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator and Distributor," "Services Agent" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses applicable to the Fund, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, filing fees under state securities laws, applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

      Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan has agreed that it will reimburse the Fund as described in the Prospectus until February 28, 2002 to the extent necessary to maintain the Fund's total operating expenses at the annual rate of 1.50% of the Fund's average daily assets. This limit does not cover extraordinary expenses.

      J.P. Morgan reimbursed the Fund under the expense reimbursement arrangement described above the following fees and other expenses: for the period May 29, 1998, commencement of operations, to October 31, 1998: $197,250. For the fiscal years ended October 31, 1999 and 2000: $414,416 and $453,861, respectively.

PURCHASE OF SHARES

      Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

      Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

      References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

      The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of JPMIM, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale;
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

      Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

      If the Trust on behalf of the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, has elected to be governed by Rule 18f-1 (for the Fund only, and not for any other series of the Trust) under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder.

      Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

      For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

      An investor may exchange shares from the Fund into shares of any other J.P. Morgan Series Trust Fund, J.P. Morgan Institutional Fund or J.P. Morgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

      The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

      Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

      The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

      The value of investments listed on a domestic or foreign securities exchange,including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.

      Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

      Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

      From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling Morgan at (800) 766-7722.

      The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return.

      Total Return Quotations. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over the specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

      As required by regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

      Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

      Below is set forth historical return information for the Fund for the periods indicated:

      Historical return information for the Fund is as follows: (October 31, 2000): Average annual total return, 1 year: 4.64%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (May 29, 1998) to period end: 10.00%; aggregate total return, 1 year: 4.64%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (May 29, 1998) to period end: 25.99%.

      General. The Fund's performance will vary from time to time depending upon market conditions and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

      Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc. Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

      From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

      The Advisor places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies." Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objectives The Fund may engage in short-term trading consistent with its objective. See "Investment Objectives and Policies -- Portfolio Turnover".

      In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

      In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of the Trust review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists, political analysts and electronic trading tools. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of the Fund. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Advisor by any amount that might be attributable to the value of such services.

      Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

      On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

      If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      The Fund paid the following approximate brokerage commissions for the period May 29, 1998 (commencement of operations) through October 31, 1998:
$287,256. For the fiscal years ended October 31, 1999 and 2000: $474,284 and $424,988, respectively.

MASSACHUSETTS TRUST

      The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

      Effective January 1, 1998, the name of the Trust was changed from "JPM Series Trust" to "J.P. Morgan Series Trust."

      Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

      No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

      The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, Member of the Advisory Board, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

      The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

      The Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund.

      Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

      The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

      Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

      For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

      As of January 31, 2001, no one owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Trust.

TAXES

      The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

      The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

      As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

      Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

      For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

      Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Fund expects that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by the Fund, the over-distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

      Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put option is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

      Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

      Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder generally is subject to a maximum tax rate of 20%. However, if Fund shares are acquired by an individual after December 31,

2000 and held for more than five years, the maximum long-term capital gain tax rate generally will be reduced to 18%. Any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

      Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

      Certain forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

      Certain options, futures and foreign currency contracts held by the Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For certain options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

      The Fund may invest in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), it may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares. In addition, certain interest charges may be imposed on the Fund as a result of such excess distributions. Alternatively, the Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

      The Fund will be permitted to "mark to market" any marketable stock held by it in a PFIC. The Fund will include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

      If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

      Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Generally, a foreign shareholder must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirement generally will also apply to the partners of the partnership and the partnership must provide certain information. For these purposes, look-through rules are provided for tiered partnerships. A foreign shareholder that is eligible for a reduced rate of Untied States withholding tax under a tax treaty may obtain a refund of any amounts withheld in excess of that rate by filing a refund claim with the United States Internal Revenue Service. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

      In the case of a foreign shareholder who is a nonresident alien individual or foreign entity and that is a beneficial owner of Fund shares, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions, including distributions treated as long-term capital gains and from the proceeds of any redemptions, exchanges or other dispositions of Fund shares unless such foreign shareholder provides an IRS Form W-8BEN certifying that it is a non-U.S. person for U.S. federal income tax purposes, or otherwise establishes an exemption. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

      Foreign Taxes. It is expected that the Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) Shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund. Individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

      State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

      As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i)

67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

      Telephone calls to the Fund, Morgan or a financial professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

      Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

      The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's October 31, 2000 annual report filing made with the SEC on 12/28/00 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 894088-00-000031). The financial statements are available without charge upon request by calling J.P. Morgan Funds Services at (800) 521-5411.

APPENDIX A
Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

Commercial Paper

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Commercial Paper

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-     Leading market positions in well established industries.

-     High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity.

                            J.P. MORGAN SERIES TRUST

                  J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
                     J.P. MORGAN TAX AWARE U.S. EQUITY FUND
                        (INSTITUTIONAL AND SELECT SHARES)

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2001

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2001 FOR EACH OF THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO EACH OF THE FUNDS LISTED ABOVE DATED OCTOBER 31, 2000. THE PROSPECTUS AND THE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS THEREON, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN SERIES TRUST (800) 221-7930.

                                Table of Contents

                                                                          Page
                                                                          ----


GENERAL----------------------------------------------------------------------1
INVESTMENT OBJECTIVES AND POLICIES-------------------------------------------1
INVESTMENT RESTRICTIONS-----------------------------------------------------16
TRUSTEES AND MEMBERS OF THE ADVISORY BOARD----------------------------------18 OFFICERS--------------------------------------------------------------------21
CODES OF ETHICS-------------------------------------------------------------23
INVESTMENT ADVISOR----------------------------------------------------------23
DISTRIBUTOR-----------------------------------------------------------------25
CO-ADMINISTRATOR------------------------------------------------------------26
SERVICES AGENT--------------------------------------------------------------26
CUSTODIAN AND TRANSFER AGENT------------------------------------------------27
SHAREHOLDER SERVICING-------------------------------------------------------27
FINANCIAL PROFESSIONALS-----------------------------------------------------28
INDEPENDENT ACCOUNTANTS-----------------------------------------------------29
EXPENSES--------------------------------------------------------------------29
PURCHASE OF SHARES----------------------------------------------------------30
REDEMPTION OF SHARES--------------------------------------------------------31
EXCHANGE OF SHARES----------------------------------------------------------32
DIVIDENDS AND DISTRIBUTIONS-------------------------------------------------32
NET ASSET VALUE-------------------------------------------------------------33
PERFORMANCE DATA------------------------------------------------------------34
PORTFOLIO TRANSACTIONS------------------------------------------------------36
MASSACHUSETTS TRUST---------------------------------------------------------37
DESCRIPTION OF SHARES-------------------------------------------------------38
TAXES-----------------------------------------------------------------------39
ADDITIONAL INFORMATION------------------------------------------------------43
FINANCIAL STATEMENTS--------------------------------------------------------44
APPENDIX A - Description of Securities Ratings-----------------------------A-1

GENERAL


      Each of J.P. Morgan Tax Aware Disciplined Equity Fund (the "Disciplined Equity Funds; each being a "Fund"") and J.P. Morgan Tax Aware U.S. Equity Fund (the "U.S. Equity Fund", and together with the Disciplined Equity Fund, the "Funds") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). The Trustees of the Trust have authorized the issuance and sale of shares of one class of the Disciplined Equity Fund (Institutional Shares) and two classes of the U.S. Equity Fund (Select and Institutional Shares).


      This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the applicable current prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Prospectus. The Trust's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

      The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

      Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and at the time it is redeemed, be higher or lower than the amount originally invested.

INVESTMENT OBJECTIVES AND POLICIES

      The following discussion supplements the information in the Prospectus regarding the investment objective and policies of each Fund.

      Tax Aware Disciplined Equity Fund is designed for investors seeking enhanced total return relative to that of large and medium sized companies, typically represented by the S&P 500 Index. The Disciplined Equity Fund's investment objective is to provide a consistently high after tax total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. This investment objective can be changed without shareholder approval.

      The Disciplined Equity Fund invests primarily in large- and medium-capitalization U.S. companies. Under normal circumstances, the Disciplined Equity Fund expects to be fully invested.

Investment Process for the Tax Aware Disciplined Equity Fund

      Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the companies that they cover.

      Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

      Stock Selection: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. Once a stock falls into the fourth and fifth quintiles either because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The Disciplined Equity Fund's sector weightings are matched to those of the S&P 500 Index, the Fund's benchmark. The Advisor also controls the Disciplined Equity Fund's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing approximately 300 stocks.

      Tax Aware U.S. Equity Fund is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The U.S. Equity Fund's investment objective is to provide high after tax total return from a portfolio of selected equity securities. This investment objective can be changed without shareholder approval.

      Under normal circumstances, the U.S. Equity Fund expects to be fully invested in equity securities consisting of U.S. and foreign common stocks and other securities with equity characteristics which are comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The U.S. Equity Fund's primary equity investments are the common stock of large- and medium-capitalization U.S. corporations and, to a limited extent, similar securities of foreign corporations.

Investment Process for the Tax Aware U.S. Equity Fund

      Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 700 predominantly large- and medium-sized U.S. companies -- approximately 500 of which form the universe for the U.S. Equity Fund's investments. Their research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover. In doing this, they may work in concert with the Advisor's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

      Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

      Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first-quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, the U.S. Equity Fund's benchmark.

Tax Management Techniques

      The Funds use the Advisor's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. Each Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, each Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce a Fund's portfolio turnover rate or prevent the Funds from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations. However, the annual portfolio turnover rate of each Fund is generally not expected to exceed 100%.

      The various types of securities in which the Funds may invest are described below.

Equity Investments

      The Funds invest primarily in Equity Securities consisting of exchange-traded, OTC and unlisted common and preferred stocks. A discussion of the various types of equity investments which may be purchased by the Funds appears below. See also "Quality and Diversification Requirements."

      Equity Securities. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

      The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

      The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Common Stock Warrants

      The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

      Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

Foreign Investments

      Each of the Funds may invest up to 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

      Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

      Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

      Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

      Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

Additional Investments

      When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

      Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Each Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.


      The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

      Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33-1/3% of a Fund's total assets.

      Loans of Portfolio Securities. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective shareholders. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Funds, the Advisor or the Funds' distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33-1/3% of a Fund's total assets.


      Illiquid Investments; Privately Placed and Other Unregistered Securities. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

      As to illiquid investments, these restricted holdings are subject to the risk that the Fund will not be able to sell them at a price the Fund deems representative of their value. If a restricted holding must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before it may be sold, a Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Money Market Instruments

      Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

      U.S. Treasury Securities. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

      Additional U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

      Bank Obligations. Unless otherwise noted below, each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

      Commercial Paper. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, an affiliate of the Advisor, in its capacity as a commercial bank, has made a loan.


      Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.


Quality and Diversification Requirements

      Each of the Funds intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of each Fund is subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

      The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

      The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

      In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

      Each of the Funds may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

      Each Fund may use futures contracts and options for hedging and risk management purposes. See "Risk Management" below. The Funds may not use futures contracts and options for speculation.

      Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

      Each Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if the aggregate premiums paid on all such options and the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

      Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

      The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      Selling (Writing) Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

      If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

      Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

      Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

      For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

      Exchange Traded and OTC Options. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Funds' Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

       Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. In addition, the funds may sell (write) put and call options, including options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

      Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

      The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

      Combined Positions. The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

      Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

      Asset Coverage for Futures Contracts and Options Positions. Although the Funds will not be a commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each of the Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      In addition, each of the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

Risk Management

      The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

      The Funds' portfolio turnover rates are set forth below. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


Tax Aware Disciplined Equity Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: 57%, 40% and 51%, respectively.

Tax Aware U.S. Equity Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: 44%, 29% and 15%, respectively.


INVESTMENT RESTRICTIONS

      The investment restrictions set forth below have been adopted by the Trust with respect to each Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Funds. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of purchasing securities to the market value of a Fund's assets.

      The Funds:

1. May not make any investments inconsistent with a Fund's classification as a diversified investment company under the Investment Company Act of 1940;

2. May not purchase any security which would cause a Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with their respective investment objectives and policies and to the extent permitted by applicable law.

      Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of each Fund and may be changed by their Trustees. These non-fundamental investment policies require that the
Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and
(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

      If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

      For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND MEMBERS OF THE ADVISORY BOARD

Trustees

      The Trustees of the Trust, their principal occupations during the past five years, business addresses and dates of birth are set forth below.


      FREDERICK S. ADDY--Trustee; Retired; Former Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is c/o Pierpont Group, Inc. 461 Fifth Avenue, New York, N.Y. 10017. His date of birth is January 1, 1932.


      WILLIAM G. BURNS--Trustee; Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His address is c/o Pierpont Group, Inc. 461 Fifth Avenue, New York, N.Y. 10017 his date of birth is November 2, 1932.

      ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is c/o Pierpont Group, Inc. 461 Fifth Avenue, New York, N.Y. 10017. His date of birth is May 23, 1934.

      MATTHEW HEALEY*--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1996. His address is c/o Pierpont Group, Inc. 461 Fifth Avenue, New York, N.Y. 10017. His date of birth is August 23, 1937.

      MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is c/o Pierpont Group, Inc. 461 Fifth Avenue, New York, N.Y. 10017. His date of birth is March 17, 1934.


      Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Institutional Funds and J.P. Morgan Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


      Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 is set forth below.

                                                       TOTAL TRUSTEE
                                                       COMPENSATION ACCRUED
                                                       BY THE MASTER
                                                       PORTFOLIOS (1), J.P.
                                   AGGREGATE TRUSTEE   MORGAN INSTITUTIONAL
                                   COMPENSATION        FUNDS, J.P. MORGAN
                                   PAID BY THE TRUST   FUNDS AND THE TRUST
NAME OF TRUSTEE                    DURING 2000         DURING 2000(2)
---------------                    -----------------   --------------

Frederick S. Addy, Trustee         $1,810              $75,000

William G. Burns, Trustee          $1,810              $75,000

Arthur C. Eschenlauer, Trustee     $1,810              $75,000

Matthew Healey, Trustee (3)
  Chairman and Chief Executive
  Officer                          $1,810              $75,000

Michael P. Mallardi, Trustee       $1,810              $75,000


(1) Includes each portfolio in which a series of J.P. Morgan Funds or J.P. Morgan Institutional Funds invests.

----------
      * Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

(2) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, J.P. Morgan Funds, J.P. Morgan Institutional Funds and the Trust) in the fund complex.


(3) During 2000, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000 contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

      The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds (now the J.P. Morgan Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust has agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.


      The aggregate fees paid to Pierpont Group, Inc. by each Fund during the indicated fiscal periods are set forth below:


Tax Aware Disciplined Equity Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $1,578, $4,110 and $6,796, respectively.

Tax Aware U.S. Equity Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $1,552, $2,425 and $3,206, respectively.


Advisory Board


      The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the J.P. Morgan Funds, J.P. Morgan Institutional Funds (collectively, together with the Trust, the "Trusts") and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

Ann Maynard Gray - Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.


John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.


James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

OFFICERS


      The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

      The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

      MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.


      MARGARET W. CHAMBERS; Vice President and Secretary. Executive Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.


      MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund

Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.


      DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Vice President, New Business Development of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1999, Mr. Conroy was a Manager of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.


      KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

      CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.


      KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President of FDI. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. Her date of birth is July 5, 1972.

      MARY A. NELSON; Vice President and Assistant Treasurer. Senior Vice President and Director of Financial Services at FDI, and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.

      MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

      ELBA VASQUEZ; Vice President and Assistant Secretary. Vice President since February 1999 of FDI. Ms. Vasquez served as National Sales Associate for FDI from May 1996 to January 1999. Her date of birth is December 14, 1961.

      GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. His date of birth is January 2, 1955.

      CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Head of Infrastructure and is responsible for special projects. Prior to January 2000, she served as the

Manager of the Tax Group and was responsible for U.S. mutual fund tax matters. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

      As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of each Fund.


CODES OF ETHICS


      The Trust, the Adviser and FDI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.


INVESTMENT ADVISOR


      The Trust has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Funds, pursuant to an Investment Advisory Agreement dated as of May 11, 1998. Subject to the supervision of the Funds' Trustees, the Advisor makes each Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Fund's investments. Effective October 1, 1998 each Fund's Investment Advisor is JPMIM. Prior to that date, Morgan was the Investment Advisor.

      The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."

      The Advisor, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor is located at 522 Fifth Avenue, New York, New York 10036.

      J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

      The investment advisory services the Advisor provides to the Funds are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee. The accounts, which are managed or advised by the Advisor, have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

      The Funds are managed by employees of the Advisor who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreements, the Trust has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to rates of each Fund's average daily net assets shown below.


            Tax Aware Disciplined Equity Fund:  0.35%

            Tax Aware U.S. Equity Fund:         0.45%


      Morgan, an affiliate of the Advisor and a wholly owned subsidiary of J.P. Morgan Chase, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world. Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the and shareholder services for the Trust. Morgan is located at 60 Wall Street, New York, New York 10260. See "Services Agent" and "Shareholder Servicing" below.


      The table below sets forth the advisory fees paid by each Fund to the Advisor for the fiscal periods indicated.


Tax Aware Disciplined Equity Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $195,083, $754,945 $1,528,039, respectively.

Tax Aware U.S. Equity Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $243,124, $554,907 and $929,621, respectively.


      The Investment Advisory Agreement between the Advisor and the Trust, on behalf of each Fund, provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time with respect to a Fund without penalty by a vote of a majority of the Trust's Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Fund. See "Additional Information."

      Under separate agreements, Morgan provides certain financial, fund accounting, administrative and shareholder services to the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

      FDI serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for each Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Funds' distributor.

      The Distribution Agreement will continue in effect with respect to each Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding voting securities or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party. The Distribution Agreement is also terminable with respect to a Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

      Under a Co-Administration Agreement with the Trust, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

      FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Funds; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files regulatory documents and mails communications to Trustees, Members of the Advisory Board and investors; and
(vi) maintains related books and records.

      For its services under the Co-Administration Agreement, each Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar arrangements with FDI.

      The table below sets forth for each Fund listed the administrative fees paid to FDI for the fiscal periods indicated.


Tax Aware Disciplined Equity Fund: -- For the fiscal years ended October 31, 1998, 1999 and 2000:$744, $1,911 and $2,868, respectively.

Tax Aware U.S. Equity Fund: -- For the fiscal years ended October 31, 1998, 1999 and 2000: $734, $1,108 and $1,353, respectively.


SERVICES AGENT

      The Trust, on behalf of each Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund. The Services Agreement may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

      Under the Services Agreement, Morgan provides certain administrative and related services to each Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

      Under the Services Agreement, each Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Funds and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust and the other investment companies provided administrative services by Morgan.

      The table below sets forth for each Fund listed the fees paid to Morgan as Services Agent.


Tax Aware Disciplined Equity Fund: -- For the fiscal years ended October 31, 1998, 1999 and 2000: $32,142, $111,033 and $212,348, respectively.

Tax Aware U.S. Equity Fund: -- For the fiscal years ended October 31, 1998, 1999 and 2000: $31,306, $63,722 and $100,469, respectively.


CUSTODIAN AND TRANSFER AGENT

      The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian and Fund Accounting Agreement with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.

      State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

      The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for Fund shareholders. Under this agreement, Morgan is responsible for performing, directly or through an agent, shareholder account administrative and servicing functions, which include but are not limited to answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing FDI of the gross amount of purchase orders for Fund shares; and providing other related services.

      Under the Shareholder Servicing Agreement, the Tax Aware U.S. Equity Fund has agreed to pay Morgan for these services a fee of 0.25% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent); and effective October 1, 1998, the Tax Aware Disciplined Equity Fund has agreed to pay Morgan for these services a fee of 0.10% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as Shareholder Servicing Agent). Morgan acts as Shareholder Servicing Agent for all shareholders.

      The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal years indicated.


Tax Aware Disciplined Equity Fund: -- For the fiscal years ended October 31, 1998, 1999 and 2000: $108,894, $215,699 and $436,582, respectively.

Tax Aware U.S. Equity Fund: -- For the fiscal years ended October 31, 1998, 1999 and 2000: $135,069, $308,281 and $516,456, respectively.


      If Morgan were prohibited from providing any of the services under the Shareholder Servicing and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.


      The Funds may be sold to or through financial intermediaries who are customers of J.P. Morgan Chase ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan Chase or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that includes the Funds as an investment alternative may also be paid a fee.


FINANCIAL PROFESSIONALS


      The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan Chase or the financial professional's clients may reasonably request and agree upon with the financial professional.

      Although there is no sales charge levied directly by the Funds, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan Chase.


      Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, it applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

      The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each of the Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

EXPENSES

      In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board", "Officers," "Investment Advisor," "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.

      The table below sets forth for each Fund listed the fees and other expenses Morgan Guaranty Trust Company reimbursed under the expense reimbursement arrangements or pursuant to prior expense reimbursement arrangements for the fiscal years indicated.

Tax Aware Disciplined Equity Fund: -- For the fiscal years ended October 31, 1998, 1999 and 2000: $261,143, $207,236 and $168,995, respectively.

Tax Aware U.S. Equity Fund: -- For the fiscal years ended October 31, 1998, 1999 and 2000: $130,293, $67,977 and $7,561, respectively.


PURCHASE OF SHARES

      Additional Minimum Balance Information. For investors who purchased shares of the Disciplined Equity Fund prior to January 2, 1998, the minimum account balance will remain $100,000 and the minimum subsequent investment remains $5,000.

     If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

      Method of Purchase. Investors may open accounts with a Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and each Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Funds reserve the right to determine the purchase orders that they will accept.

      References in the Prospectuses and this Statement of Additional Information to customers of J.P. Morgan or a financial professional include customers of their affiliates and references to transactions by customers with J.P. Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

      Each Fund may, at its own option, accept securities in payment for shares. The securities so delivered are valued by the method described under "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.


      Prospective investors may purchase shares with the assistance of a Financial Professional and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers. J.P. Morgan Chase may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.


REDEMPTION OF SHARES


      Investors may redeem shares of the Funds as described in the Prospectus. The Funds generally intend to pay redemption proceeds in cash; however, they reserve the right at their sole discretion to pay redemptions over $500,000 (in the case of the Tax Aware Disciplined Equity Fund) or $250,000 (in the case of the Tax Aware U.S. Equity Fund) in-kind as a portfolio of representative stocks rather than cash. See below and "Exchange of Shares".


      The Trust, on behalf of each Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

      If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the Funds to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash. If shares are redeemed in-kind, the redeeming shareholder might incur costs in converting the assets into cash. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in-kind by the Funds. If the requested relief is granted, each Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

      In general, a Fund will attempt to select securities for in-kind redemptions that approximate the overall characteristics of the Fund's portfolio. A Fund will not distribute illiquid securities to satisfy in-kind redemptions. For purposes of effecting in-kind redemptions, securities will be valued in the manner regularly used to value a Fund's portfolio securities. A Fund will not redeem its shares in-kind in a manner that after giving effect to the redemption would cause it to violate its investment restrictions or policies. See the Prospectuses for information on redemptions in-kind.

      Other Redemption Processing Information. Redemption requests may not be processed if the redemption request is not submitted in proper form. A redemption request is not in proper form unless a Fund has received the shareholder's certified taxpayer identification number and address. In addition, if shares were paid for by check and the check has not yet cleared, redemption proceeds will not be transmitted until the check has cleared, which may take up to 15 days. Each Fund reserves the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the SEC. Shareholders may realize taxable gains upon redeeming shares.

      For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

      Subject to the limitations below, an investor may exchange shares from a Fund into any other J.P. Morgan Fund or J.P. Morgan Institutional Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Funds generally intend to pay redemption proceeds in cash; however, since they reserve the right at their sole discretion to pay redemptions over $500,000 (in the case of the Tax Aware Disciplined Equity Fund) or $250,000 (in the case of the Tax Aware U.S. Equity
Fund) in-kind as a portfolio of representative stocks rather than cash, each Fund reserves the right to deny an exchange request in excess of those amounts. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of a fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

      Each Fund declares and pays dividends and distributions as described in the Prospectus.


      A Fund's dividends and distributions are paid in additional shares unless the shareholder elects to have them paid in cash. The tax effects of dividends and distributions are the same whether they are paid in shares or cash. Cash dividends and distributions either
(1) are credited to the shareholder's account at J.P. Morgan Chase or at his financial professional or (2) in the case of certain J.P. Morgan Chase clients, are paid by a check mailed in accordance with the client's instructions.


NET ASSET VALUE

      Each of the Funds compute its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, each of the Fund will close for purchases and redemptions at the same time. Each of the Funds also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

      The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.

      Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation each of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

      Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when each Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

      From time to time, the Funds may quote performance in terms of actual distributions, total return or capital appreciation for the various Fund classes in reports, sales literature and advertisements published by the Trust. Current performance information may be obtained by calling Morgan at (800) 766-7722 for J.P. Morgan Tax Aware Disciplined Equity Fund: Institutional Shares and (800) 521-5411 for J.P. Morgan Tax Aware U.S. Equity Fund: Select Shares.

      The classes of shares of each Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return.

      Total Return Quotations. As required by regulations of the SEC, average annual total return of each Fund's class of shares for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

      Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

      Below is set forth historical return information for the Funds for the periods indicated:


Tax Aware Disciplined Equity Fund: Average annual total return, 1 year: 5.27%; average annual total return, 5 years: N/A; average annual total return, commencement of operations

(January 30, 1997) to December 31, 2000: 22.81%; aggregate total return, 1 year:
5.27%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (January 30, 1997) to December 31, 2000: 79.12%.

Tax Aware U.S. Equity Fund: Average annual total return, 1 year: 8.16%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (December 18, 1996) to December 31, 2000: 22.13%; aggregate total return, 1 year: 8.16%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (December 18, 1996) to December 31, 2000:
93.59%.


      General. Performance will vary from time to time depending upon market conditions, the composition of the portfolio, and operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

      Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

      From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying a Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

      The Advisor places orders for all Funds for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Funds. See "Investment Objectives and Policies."

      Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

      In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition; and the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trust's Trustees review regularly the reasonableness of commissions and other transaction costs incurred by the Funds in light of facts and circumstances deemed relevant from time to time and, in that connection, will receive reports from Morgan and published data concerning transaction costs incurred by institutional investors generally.

      Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Advisor's clients and not solely or necessarily for the benefit of an individual Fund. the Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Funds do not reduce their fee to the Advisor by any amount that might be attributable to the value of such services.

      The Funds paid the following approximate brokerage commissions for the indicated fiscal years:


Tax Aware Disciplined Equity Fund: For the fiscal years ended October 31, 1998, 1999 and 2000: $59,170, $188,634 and $331,400, respectively.

Tax Aware U.S. Equity Fund: For the fiscal years ended October 31, 1998, 1999 and 2000: $48,738, $76,033 and $75,108, respectively.

      Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

      Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular Fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Funds may only sell a security to each other or to other accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

      It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Fund, as well as other clients including other Funds, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor 's fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

MASSACHUSETTS TRUST

      The Trust is a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

      Effective May 12, 1997, the name of the U.S. Equity Fund was changed from "Tax Aware Equity Fund" to "Tax Aware U.S. Equity Fund". Effective January 1, 1998, the name of the Trust was changed from "JPM Series Trust" to "J.P. Morgan Series Trust", the name of the U.S. Equity Fund was changed from "Tax Aware U.S. Equity Fund" to "J.P. Morgan Tax Aware U.S. Equity Fund", the name of the Disciplined Equity Fund was changed from "Tax Aware Disciplined Equity Fund" to "J.P. Morgan Tax Aware Disciplined Equity Fund", the "JPM Pierpont Shares" were renamed "Select Shares", and "JPM Pierpont Shares" of "Tax Aware Disciplined Equity Fund" were renamed "Institutional Shares" of "J.P. Morgan Tax Aware Disciplined Equity Fund".

      The Trust's Declaration of Trust further provides that no Trustee, Member of the Advisory Board, officer, employee, or agent of the Trust is liable to a Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. The Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund, except liabilities arising from disabling conduct.

DESCRIPTION OF SHARES

      Each Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in a Fund. To date, shares of each Fund described in this Statement of Additional Information have been authorized and are currently available for sale to the public.

      Each share represents an equal proportional interest in a Fund with each other share of the same class. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. Shares of a Fund have no preemptive or conversion rights.

      The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

      Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.


      As of January 31, 2001, no one owned of record or was known by the Fund to own beneficially more than 5% of the outstanding shares of the Trust.


TAXES

      The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

      Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities and other income (including but not limited to gains from options and futures contracts) derived with respect to its business of investing in such stock or securities; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of a Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).


      As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.


      Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

      For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


      For federal income tax purposes, the Tax Aware U.S. Equity Fund had a capital loss carryforward of $10,377,866 at October 31, 2000, of which $81,365 will expire in the year 2005 and $498,314 will expire in the year 2006, and $4,604,518 will expire in the year 2007. In addition, the Tax Aware Disciplined Equity had a capital loss carryforward of $24,690,513 of which $802,394 expires in 2006 and $23,888,119 expires in 2008. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

      Distributions of net investment income, certain foreign currency gain, and realized net short-term capital gain in excess of net long-term capital loss are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Funds expect that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by a Fund, the over-distribution would be considered a return of capital rather than a dividend payment. The Funds intend to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in a Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

      Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put option is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, a Fund will subtract the premium received from its cost basis in the securities purchased.


      Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.


      Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder generally is subject to maximum tax rate of 20%. However, if Fund shares are acquired by an individual after December 31, 2000 and held for more than five years, the maximum long-term capital gain tax rate generally will be reduced to 18%. Any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.


      Under the Code, gains or losses attributable to disposition of foreign currency into certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

      Certain forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by a Fund on forward currency contracts, options and futures contracts or on the underlying securities.

      Certain options, futures and foreign currency contracts held by a Fund at the end of each taxable fiscal year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For certain options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long a Fund has held such options or futures. However, gain or loss reorganized on certain foreign currency contracts will be treated as ordinary income or loss.

      The Funds may invest in Equity Securities of foreign issuers. If a Fund purchases shares in certain foreign investment funds (referred to as passive foreign investment companies

("PFICs") under the Code), a Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign investment fund, including any gain from the disposition of such shares. In addition, certain interest charges may be imposed on a Fund as a result of such excess distributions. Alternatively, a Fund may in certain circumstances include each year in its income and distribute to shareholders a pro rata portion of the PFIC's income, whether or not distributed to a Fund.

      The Funds will be permitted to "mark to market" any marketable stock held by a Fund in a PFIC. If a Fund made such an election, it would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. A Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by a Fund for prior taxable years.

      If a correct and certified taxpayer identification number is not on file, a Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

      Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Generally, a foreign shareholder must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirement generally will also apply to the partners of the partnership and the partnership must provide certain information. For these purposes, look-through rules are provided for tiered partnerships. A foreign shareholder that is eligible for a reduced rate of United States withholding tax under a tax treaty may obtain a refund of any amounts withheld in excess of that rate by filing a refund claim with the United Sates Internal Revenue Service. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

      In the case of a foreign shareholder who is a nonresident alien individual or foreign entity and that is a beneficial owner of Fund shares, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless such foreign shareholder provides an IRS Form W-8BEN certifying that it is a non-U.S.

person for U.S. federal income tax purposes, or otherwise establishes an exemption. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

      State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which a Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Taxation. The Trust is organized as a Massachusetts business Trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION


      Telephone calls to the Funds, J.P. Morgan Chase or State Street may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the Trust's registration statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


      Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or FDI. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by FDI to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or FDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

      The following financial statements of each Fund and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference from their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Fund Services at (800) 766-7722 for Tax Aware Disciplined Equity Fund: Institutional Shares and (800) 521-5411 for Tax Aware U.S. Equity Fund: Select Shares.


-------------------------------------------------------------------------------
                                      Date of Annual Report; and Date
Name of Fund                          Annual Report Filed; and Accession Numbers
-------------------------------------------------------------------------------
Tax Aware Disciplined Equity Fund     10/31/00; 12/27/00; 1016937-00-000028.
-------------------------------------------------------------------------------
Tax Aware U.S. Equity Fund            10/31/00; 12/27/00;1016937-00-000027.
-------------------------------------------------------------------------------

APPENDIX A - Description of Securities Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA  -   Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA   -   Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A    -   Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB  -   Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-B - Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper, including Tax Exempt

A    -   Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1  -   This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa  -   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aa securities.

A    -   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  -   Bonds which are rated Baa are considered as medium grade obligations,
         i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -   Bonds which are rated Ba are judged to have speculative elements;
         their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    -   Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Commercial Paper, including Tax Exempt

Prime-1 -   Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                            J.P. MORGAN SERIES TRUST

                       J.P. MORGAN GLOBAL HEALTHCARE FUND

                                  SELECT SHARES
                              INSTITUTIONAL SHARES
                                 ADVISOR SHARES

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2001

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES DATED MARCH 1, 2001 FOR THE RELEVANT CLASS OF SHARES FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. THE PROSPECTUSES AND THE FINANCIAL STATEMENT (SELECT SHARES ONLY), INCLUDING THE INDEPENDENT ACCOUNTANTS REPORT THEREON ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION:
J.P. MORGAN SERIES TRUST (800) 221-7930.

                                Table of Contents

                                                                            Page


General......................................................................1
Investment Objective and Policies............................................1
Investment Restrictions.....................................................20
Trustees and Members of the Advisory Board..................................21
Officers....................................................................25
Codes of Ethics.............................................................27
Investment Advisor..........................................................27
Distributor.................................................................29
Co-Administrator............................................................29
Services Agent..............................................................30
Custodian and Transfer Agent................................................30
Shareholder Servicing.......................................................31
Service Organizations - Advisor Shares......................................32
Distribution Plan - Advisor Shares..........................................33
Financial Professionals - Select and Institutional Shares...................33
Independent Accountants.....................................................34
Expenses....................................................................34
Purchase of Shares..........................................................35
Redemption of Shares........................................................36
Exchange of Shares..........................................................36
Dividends and Distributions.................................................37
Net Asset Value.............................................................37
Performance Data............................................................38
Portfolio Transactions......................................................40
Massachusetts Trust.........................................................41
Description of Shares.......................................................42
Taxes.......................................................................43
Additional Information......................................................48
Financial Statements........................................................48
Appendix A -- Description of Securities Ratings............................A-1

GENERAL


      J.P. Morgan Global Healthcare Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). The Trustees of the Trust have authorized the issuance and sale of shares of three classes of the Fund (Select Shares, Institutional Shares and Advisor Shares). Currently, only Select shares are available for sale to the public.


      This Statement of Additional Information describes the investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus") for the relevant class of shares. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus. The Trust's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

      The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

      Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

      The following discussion supplements the information in the Prospectus regarding the investment objective and policies of the Fund.

      The Fund is designed for investors with a long term investment horizon who want to diversify their investment portfolio by investing in an actively managed portfolio of equity securities in the healthcare sector worldwide. The Fund's investment objective is to provide high total return.

      The Fund seeks to achieve its investment objective by investing primarily in stocks and other equity securities of U.S. and foreign companies principally conducting business in the healthcare sector. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depositary receipts, warrants, rights, convertible securities, trust or limited partnership interests and equity participations (collectively, "Equity Securities"). Under normal circumstances, the Fund expects to invest at least 65% of its total assets in such securities. The Fund's Benchmark is The MSCI World Healthcare Index.

Investment Process


      Stock selection: JPMIM's has approximately 13 career analysts dedicated to the healthcare sector forecast normalized earnings and dividend payouts for roughly 90 companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model and then companies are ranked from most to least attractive. The portfolio is constructed by selecting those companies which JPMIM's analysts believe have an exceptional return potential relative to other companies. The portfolio manager's objective is to select from these stocks the ones with the greatest potential for high total return. These selections are not constrained by country or sector weightings, although under normal conditions the Fund will invest in securities of at least three countries, including the United States. Where available, warrants and convertible securities may be purchased instead of common stock if they are deemed a more attractive means of investing in a company.


      Currency management: The Advisor actively manages the currency exposure of the Fund's investments with the goal of protecting and possibly enhancing the Fund's total return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the Fund's investment strategy.

Equity Investments

      The Equity Securities in which the Fund invests includes those listed on any domestic or foreign securities exchange or traded in the over-the-counter
(OTC) market as well as certain restricted or unlisted securities.

      Equity Securities. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

      The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

      The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Common Stock Warrants

      The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

      Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

Foreign Investments

      The Fund will make substantial investments in foreign countries. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

      Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

      In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

      Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

      Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

      Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

      Although the Fund intends to invest primarily in companies in developed countries, it may invest from time to time in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to such Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

      Foreign Currency Exchange Transactions. Because the Fund buys and sells securities and receives interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

      A foreign currency forward exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Foreign currency forward exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign currency forward exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor foreign currency forward exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Fund may enter into foreign currency forward exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Advisor may reduce the Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

      Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Money Market Instruments

      Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, the Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

      U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     Additional U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

      Foreign Government Obligations. The Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

      Bank Obligations. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

      Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee, in its capacity as investment advisor to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, to whom Morgan, in its capacity as a commercial bank, has made a loan.

      Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

      The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

Corporate Bonds and Other Debt Securities

      The Fund may, although it has no current intention to do so, invest in bonds and other debt securities of domestic and foreign issuers when the Advisor believes that such securities offer a more attractive return potential than Equity Securities. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

      Corporate Fixed Income Securities. The Fund may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. The Fund will not invest in debt securities rated below B by Moody's or Standard & Poor's. See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      The Fund may purchase privately issued corporate fixed income securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or pursuant to a directly negotiated agreement between the investors, including the Fund, and the corporate issuer. At times, the Fund may be the only investor in a privately issued fixed income security, or one of only a few institutional investors. In this circumstance, there may be restrictions on the Fund's ability to resell the privately issued fixed income security that result from contractual limitations in the offering agreement and a limited trading market. The Advisor will monitor the liquidity of privately issued fixed income securities in accordance with guidelines established by the Advisor and monitored by the Trustees. See "Illiquid Investments; Privately Placed and Other Unregistered Securities."

      Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

      Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

      There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

      Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

      Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

      CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICS. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets").

The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

      CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investment in illiquid securities, in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Additional Investments

      When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

      Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


      The Securities and Exchange Commission ("SEC") has granted the Trust an exemptive order permitting the Fund to invest the Fund's uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory , shareholder servicing and administrative fees.


      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

      Loans of Securities. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Fund or the Trust, the Advisor or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreement, securities lending and mortgage dollar rolls) are limited in the aggregate and must not exceed 33-1/3% of the fund's total assets.

      Privately Placed and Certain Unregistered Securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid holdings or receives upon resale may be lower than the price paid or received for similar holdings with a more liquid market. Accordingly, the valuation of these holdings will reflect any limitations on their liquidity.

      The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

      As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements

      The Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Fund, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes". To meet these requirements, the Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. Government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. Government securities).

      The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion. At the time the Fund invests in any corporate debt securities, they must be rated B or better by Standard & Poor's or Moody's. See Appendix A for a description of securities ratings.

      Below Investment Grade Debt. Although the Fund has no current intention to do so, it may purchase certain lower rated securities, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), which may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

      Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Fund's net asset value.

      In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

      Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Advisor. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      Futures Contracts and Options on Futures Contracts. The Fund may purchase or sell (write) futures contracts and purchase or sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

      Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

      The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC interpretations thereunder.

      Combined Positions. The Fund is permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.

Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even that if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

      Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

      Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will segregate appropriate liquid assets in the amount prescribed. Securities so segregated cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

      The Fund may enter into swap transactions for any legal purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than investing directly in an instrument that yields that return or spread, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which yield the interest that the Fund may be required to pay.

      Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a prespecified notional amount with prespecified terms with the seller of the option as the counterparty.

      The "notional amount" of the swap transaction is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. An example would be the obligation to pay a floating rate of interest (e.g., U.S. 3 month LIBOR) on a quarterly basis in exchange for receipt of a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, the Fund will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, the obligations of the parties will be exchanged on a "net basis". That is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument. The Fund will receive or pay, as the case may be, only the net amount of the two payments.

      The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional interest rate swaps, swap transactions tend to be more volatile than many other types of investments.

      The use of swap transactions involves investment techniques and risks which are similar to those associated with other portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. The Advisor will, however, consider such risks and will enter into swap transactions only when it believes that the risks are not unreasonable.

      The Fund will segregate permissible liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

      The Fund will not enter into any swap transaction, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The markets in which swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, these markets have become relatively liquid.

      The liquidity of swap transactions will be determined by the Advisor based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

      During the term of a swap, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

      The federal income tax treatment with respect to swap transactions may impose limitations on the extent to which the Fund may engage in such transactions.

Risk Management

      The Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to the Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, the Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

      The Fund expects that its annual portfolio turnover rate will range between 50% and 80%. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a security holders meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund:

      1. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except for securities of issuers in the healthcare sector and as otherwise permitted by the SEC.

      2. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

      3. May not borrow money, except to the extent permitted by applicable law.

      4. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act.

      5. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities or other instrument directly or indirectly secured by real estate or (b) securities or other instrument issued by issuers that invest in real estate.

      6. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

      7. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

      Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that the Fund:

      1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid.

      2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

      3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With the Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND MEMBERS OF THE ADVISORY BOARD

      The Trustees of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The mailing address of the Trustees is c/o Pierpont Group Inc. 461 Fifth Avenue, New York, NY 10017.


      FREDERICK S. ADDY -- Trustee; Retired; Former Executive

Vice President and Chief Financial Officer, Amoco Corporation and his date of birth is January 1, 1932.


      WILLIAM G. BURNS -- Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX and his date of birth is November 2, 1932.

      ARTHUR C. ESCHENLAUER -- Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York and his date of birth is May 23, 1934.


      MATTHEW HEALEY (1) -- Trustee; Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc. ("Pierpont Group") since prior to 1995 and his date of birth is August 23, 1937.


      MICHAEL P. MALLARDI -- Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group and his date of birth is March 17, 1934.

      Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


(1) Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

      Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

--------------------------------------------------------------------------------
                                                       TOTAL TRUSTEE
                                     AGGREGATE         COMPENSATION ACCRUED BY
                                     TRUSTEE           THE MASTER PORTFOLIOS
                                     COMPENSATION      (*), J.P. MORGAN FUNDS,
                                     PAID BY THE       J.P. MORGAN INSTITUTIONAL
                                     TRUST DURING      FUNDS AND THE TRUST
NAME OF TRUSTEE                      2000              DURING  2000 (**)
--------------------------------------------------------------------------------
Frederick S. Addy, Trustee            $1,810           $75,000
--------------------------------------------------------------------------------
William G. Burns, Trustee             $1,810           $75,000
--------------------------------------------------------------------------------
Arthur C. Eschenlauer, Trustee        $1,810           $75,000
--------------------------------------------------------------------------------
Matthew Healey, Trustee (***)
  Chairman and Chief Executive
  Officer                             $1,810           $75,000
--------------------------------------------------------------------------------
Michael P. Mallardi, Trustee          $1,810           $75,000
--------------------------------------------------------------------------------


(*) The J.P. Morgan Funds and J.P. Morgan Institutional Funds are each multi-series registered investment companies that are part of a two-tier (master-feeder) investment fund structure. Each series of the J.P. Morgan Funds and J.P. Morgan Institutional Funds is a feeder fund that invests all of its investable assets in one of 19 separate master portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment adviser, 14 of which are registered investment companies.

(**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, J.P. Morgan Funds, J.P. Morgan Institutional Funds and the Trust) in the fund complex.


(***) During 2000, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000 contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

      The Trustees decide upon matters of general policies and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust, J.P. Morgan Funds, J.P. Morgan Institutional Funds and each Master Portfolio have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.


      The Aggregate fees paid to Pierpont Group, Inc. by the Fund during the indicated fiscal period are : $38


Advisory Board


      The Trustees determined, as of January 26, 2000, to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the J.P. Morgan Funds, J.P. Morgan Institutional Funds, (collectively, together with the Trust, the "Trusts") and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection for such service. The Members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:


Ann Maynard Gray -- Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and

Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

OFFICERS

      The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

      The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.


       Matthew Healey (1) -- Trustee; Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc. ("Pierpont Group") since prior to 1995. His date of birth is August 23, 1937.

      MARGARET W. CHAMBERS; Executive Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

      MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.

      DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Vice President of New Business Development and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. His date of birth is March 31,



--------
(1) Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

1969.


      KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

      CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.


      KATHLEEN K. MORRISEY. Vice President and Assistant Secretary. Vice President of FDI. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. Her date of birth is July 5, 1972.

      MARY A. NELSON; Vice President and Assistant Treasurer. Senior Vice President and Director of Financial Services at FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.

      MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

      GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds.

      CHRISTINE ROTUNDO - Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as Head of Infrastructure and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administration group and was responsible for U.S. mutual fund tax matters. Her address is

60 Wall Street, New York, New York 10260. Her date of birth is September 26,
1965.

      ELBA VASQUEZ - Vice President and Assistant Secretary. Vice President of FDI since February 1999. Ms. Vasquez served as National Sales Associate for FDI from May 1996. Prior to that she served in various mutual fund sales and marketing positions for U.S. Trust Company of New York. Her date of birth is December 14, 1961.

      As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of the fund.

CODES OF ETHICS

      The Trust, the Advisor and FDI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.


INVESTMENT ADVISOR

      The Trust has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Fund's Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.


      JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

      J.P. Morgan Chase, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors .

      J.P. Morgan Chase & Co. was formed from the merger of J.P. Morgan & Co. Incorproated with and into the Chase Manhattan Corp. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.


      Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world. Morgan is also a wholly owned subsidiary of J.P. Morgan, which is a bank holding company organized under the laws of the State of Delaware.


      The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term J.P. Morgan currently employs approximately ___ full time research analysts, capital market researchers, portfolio managers and traders and has one of the largest research staffs in the money management industry. The Advisor has investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.


      The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. In addition, the Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

      The Fund is managed by employees of the Advisor who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan which execute transactions on behalf of the Fund.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to 1.25% of the average daily net assets of the Fund.

      The Advisory fees paid by the Fund to J.P. Morgan & Co. Incorporated or its affiliates for the fiscal period September 29, 2000 (commencement of operations) through October 31, 2000: $34,869.


      The Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund, provides that it will continue in effect for a period of two years after execution and will continue in effect thereafter executed on June 12, 2000, only if specifically approved annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."

      Under separate agreements, Morgan, an affiliate of the Advisor, also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

      FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Fund's distributor.

      The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and will continue in effect thereafter executed on June 12, 2000, only if it is approved at least annually
(i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trust's Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers") . The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

      Under Co-Administration Agreements with the Trust dated August 1, 1996, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator will be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

      FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Trust regulatory documents and mails Trust communications to Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.

      For its services under the Co-Administration Agreements, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of its net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar arrangements with FDI.


      The administrative fees paid by the Fund to FDI for the fiscal period September 29, 2000 (commencement of operations) through October 31, 2000:
$1,289.


SERVICES AGENT

      The Trust, on behalf of the Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund. The Services Agreement may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

      Under the Services Agreement, Morgan provides certain administrative and related services to the Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

      Under the Services Agreement, the Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Trust and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, and the other investors in the Master Portfolios for which Morgan provides similar services.


      The fees paid to J.P. Morgan & Co. Incorporated or its affiliates as Services Agent for the fiscal period September 29, 2000 (commencement of operations) to October 31, 2000: $1,250.


CUSTODIAN AND TRANSFER AGENT

      The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian and Fund Accounting Agreement with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.

      State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

      The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers who are Fund investors and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing FDI of the gross amount of purchase orders for Fund shares; and providing other related services.

      Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan a fee for these services at the annual rate of 0.25% with respect to Select Shares, 0.10% with respect to Institutional Shares and 0.05% with respect to Advisor Shares (expressed as a percentage of the average daily net assets of Fund shares). Morgan acts as shareholder servicing agent for all shareholders.

      The shareholder servicing fees paid by the Fund to J.P. Morgan & Co. or its affiliates for the fiscal period September 29, 2000 (commencement of operations) to October 31, 2000: $6,974.


      The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

SERVICE ORGANIZATIONS - ADVISOR SHARES

      With respect to the Advisor Shares only, the Trust, on behalf of the Fund, has adopted a service plan (the "Plan") with respect to such shares which authorizes the Fund to compensate Service Organizations for providing certain account administration and other services to their customers who are beneficial owners of such shares. Pursuant to the Plan, the Trust, on behalf of the Fund, enters into agreements with Service Organizations which purchase shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the Service Organizations may: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain or assist in maintaining account records for each customer who beneficially owns shares, and (c) process or assist in processing customer orders to purchase, redeem and exchange shares, and handle or assist in handling the transmission of funds representing the customers' purchase price or redemption proceeds. As compensation for such services, the Trust, on behalf of the Fund, pays each Service Organization a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the shares of the Fund attributable to or held in the name of such Service Organization for its customers (0.20% where J.P. Morgan acts as a service organization).

      Conflicts of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisors before investing fiduciary assets in shares. In addition, under some state securities laws, banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers.

      The Trustees of the Trust, including a majority of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related Service Agreements, initially voted to approve the Plan and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on June 12, 2000. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the holders of the Fund's Advisor Shares, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Advisor Shares of the Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the disinterested Trustees as described above or by a vote of a majority of the outstanding Advisor Shares of the Fund on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be determined by the non-interested members of the Board of Trustees. In the Trustees' quarterly review of the Plan and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

DISTRIBUTION PLAN - ADVISOR SHARES

      Rule 12b-1 (the "Rule") under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. On June 12, 2000, the Trustees adopted such a plan on behalf of the Fund (the "Distribution Plan") pursuant to which the Fund pays for distributing its Advisor Shares at an annual rate not to exceed 0.25% of the value of the average daily net assets attributable to Advisor Shares of the Fund. Under the Distribution Plan, the Fund may make payments to certain financial institutions, securities dealers, and other industry professionals that have entered into written agreements with the Fund in respect of these services. The amounts to be paid to such institutions is based on the daily value of Advisor Shares owned by their clients. The fees payable under the Distribution Plan for advertising, marketing and distributing are payable without regard to actual expenses incurred. The Trustees believe that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of its Advisor Shares.

      Quarterly reports of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, will be made to the Trustees for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Fund's Advisor Shares may bear for distribution without approval of such shareholders and that all material amendments of the Distribution Plan must be approved by the Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Distribution Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan and related agreements are subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Distribution Plan and related agreements. The Distribution Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the related agreements or by vote of the holders of a majority of Advisor Shares, as the case may be. A related Distribution Plan agreement is terminable without penalty, at any time, by such vote of the Trustees or by vote of the holders of a majority of the Fund's Advisor Shares upon not more than 60 days' written notice to any other party to such agreement.

A Distribution Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

FINANCIAL PROFESSIONALS - SELECT AND INSTITUTIONAL SHARES

      The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.


      Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not remitted to the Fund or J.P. Morgan Chase.


      The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

      The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES

      In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator", "Distributor," "Services Agent," "Shareholder Servicing," "Service Organizations--Advisor Shares" and "Distribution Plan--Advisor Shares" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses applicable to the Fund, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, filing fees under state securities laws, applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.


      Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan has agreed that it will reimburse the Fund as described in the Prospectus until February 28, 2002 to the extent necessary to maintain the Fund's total operating expenses at the following annual rates of the Fund's average daily assets. These limits do not cover extraordinary expenses, interest, or taxes.


                        Select Shares:  1.50%
                        Institutional Shares:  1.35%
                        Advisor Shares: 1.80%


      The fees and other expenses that the Select Shares were reimbursed by J.P. Morgan under the expense reimbursement assignment described above for the period September 29, 2000 (commencement of operations) through October 31, 2000:
$84,189.


PURCHASE OF SHARES

      Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

      Method of Purchase. Investors may open accounts with the Fund only through the Distributor or Service Organization. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

      References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

      The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of JPMIM, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

      Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

      If the Trust, on behalf of the Fund, determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, has elected to be governed by Rule 18f-1 (for the Fund only, and not for any other series of the Trust) under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder.

      Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

      For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

      Subject to the limitations below, an investor may exchange shares from the Fund into shares of any other J.P. Morgan Series Trust Fund, J.P. Morgan Institutional Fund or J.P. Morgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in kind as a portfolio of representative stocks rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares." Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

      The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

      Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

      The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

      The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.

      Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

      Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

      From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance for the different series by calling JPMIM at (800) 531-5411 for Select Shares and at (800) 766-7722 for Institutional and Advisor Shares.

      The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return.

      Total Return Quotations. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over the specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

      As required by regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

      Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.


      Below is set forth historical return information for Select shares for the period indicated: September 29, 2000 (commencement of operations) through December 31, 2000: 0.73%.


      General. The Fund's performance will vary from time to time depending upon market conditions and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

      Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

      From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

      The Advisor places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."

      Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objectives. The Fund may engage in short-term trading consistent with its objective. See "Investment Objectives and Policies -- Portfolio Turnover."

      In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

      In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of the Trust review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists, political analysts and electronic trading tools. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of the Fund. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Advisor by any amount that might be attributable to the value of such services.

      Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Trust that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

      On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

      If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


      The fund paid the following approximate brokerage commission for the indicated fiscal period: September 29, 2000 (commencement of operations) through October 31, 2000: $ 21,838.


MASSACHUSETTS TRUST

      The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

      No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

      The Trust's Declaration of Trust further provides that no Trustee, Member of the Advisory Board, officer, employee or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

DESCRIPTION OF SHARES

      The Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund. The Fund is authorized to issue Select Shares, Institutional Shares and Advisor Shares.

      Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

      The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

      Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

      For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares."


      As of January 31, 2001 no one owned of record, or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Trust.


TAXES

      The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

      The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

      As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

      Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

      For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

      Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Fund expects that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

      Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

      Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.


      Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder generally is subject to a maximum tax rate of 20%. However, if Fund shares are acquired after December 31, 2000 and held for more than five years, the maximum long-term capital gain tax rate will be reduced to 18%. Any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.


      Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

      Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

      Certain options, futures and foreign currency contracts held by the Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

      The Fund may invest in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code) , it may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. Alternatively, the Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

      The Fund will be permitted to "mark-to-market" any marketable stock held by it in a PFIC. The Fund will include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

      If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

      Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

      In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8BEN is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

      Foreign Taxes. It is expected that the Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) Shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income The Fund's gains and losses from the sale of securities as well as certain foreign currency gains and losses will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund. Individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

      State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

      Telephone calls to the Fund, Morgan or a financial professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

      Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the

Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.


FINANCIAL STATEMENTS

      The following financial statements of each Fund and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference from their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Additionally, the financial statements of each Fund are incorporated herein by reference from their respective semi-annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Fund Services at
(800) 521-5411 for J.P. Morgan Global Healthcare Fund: Select Shares.

--------------------------------------------------------------------------------
Name of Fund                             Date  of  Annual  Report;  Date  Annual
                                         Report Filed; and Accession Numbers
--------------------------------------------------------------------------------
J.P. Morgan Global Healthcare Fund       10/31/00;12/28/00;0001016937-00-000032
--------------------------------------------------------------------------------

APPENDIX A
Description of Securities Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

Commercial Paper

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S

Corporate and Municipal Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Commercial Paper

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-     Leading market positions in well established industries.
-     High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

                            J.P. MORGAN SERIES TRUST

                          J.P. MORGAN GLOBAL TECHNOLOGY
                            & TELECOMMUNICATIONS FUND

                                  SELECT SHARES
                              INSTITUTIONAL SHARES
                                 ADVISOR SHARES

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2001


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES DATED MARCH 1, 2001 FOR THE RELEVANT CLASS OF SHARES FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. THE PROSPECTUSES ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN SERIES TRUST (800) 221-7930.

                                Table of Contents

                                                                            Page

General......................................................................1
Investment Objective and Policies............................................1
Investment Restrictions.....................................................21
Trustees and Members of the Advisory Board..................................23
Officers....................................................................25
Code of Ethics..............................................................27
Investment Advisor..........................................................28
Distributor.................................................................29
Co-Administrator............................................................30
Services Agent..............................................................30
Custodian and Transfer Agent................................................31
Shareholder Servicing.......................................................31
Service Organizations - Advisor Shares......................................32
Distribution Plan - Advisor Shares..........................................33
Financial Professionals - Select and Institutional Shares...................34
Independent Accountants.....................................................34
Expenses....................................................................35
Purchase of Shares..........................................................35
Redemption of Shares........................................................36
Exchange of Shares..........................................................37
Dividends and Distributions.................................................37
Net Asset Value.............................................................38
Performance Data............................................................39
Portfolio Transactions......................................................40
Massachusetts Trust.........................................................42
Description of Shares.......................................................42
Taxes.......................................................................43
Additional Information......................................................48
Appendix A -- Description of Securities Ratings............................A-1

GENERAL

      J.P. Morgan Global Technology & Telecommunications Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). The Trustees of the Trust have authorized the issuance and sale of shares of three classes of the Fund (Select Shares, Institutional Shares and Advisor Shares). As of the date of this Statement of Additional Information, the Fund had not commenced operations.

      This Statement of Additional Information describes the investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus") for the relevant class of shares. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus. The Trust's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

      The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

      Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

      The following discussion supplements the information in the Prospectus regarding the investment objective and policies of the Fund.

      The Fund is designed for investors with a long term investment horizon who want to diversify their investment portfolio by investing in an actively managed portfolio of equity securities in the technology and telecommunications sectors worldwide. The Fund's investment objective is to provide high total return.

      The Fund seeks to achieve its investment objective by investing primarily in stocks and other equity securities of U.S. and foreign companies principally conducting business in the technology and telecommunications sectors. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depositary receipts, warrants, rights, convertible securities, trust or limited partnership interests and equity participations (collectively, "Equity Securities"). Under normal circumstances, the Fund expects to invest at least 65% of its total assets in such securities. The Fund's Benchmark is the Standards & Poors 500 Index ("S&P 500").

Investment Process

      Stock selection: JPMIM's has approximately 160 career analysts dedicated to the technology and telecommunications sectors forecast normalized earnings and dividend payouts for roughly 120 companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model and then companies are ranked from most to least attractive. The portfolio is constructed by selecting those companies which JPMIM's analysts believe have an exceptional return potential relative to other companies. The portfolio manager's objective is to select from these stocks the ones with the greatest potential for high total return. These selections are not constrained by country or sector weightings, although under normal conditions the Fund will invest in securities of at least three countries, including the United States. Where available, warrants and convertible securities may be purchased instead of common stock if they are deemed a more attractive means of investing in a company.

      Currency management: The Advisor actively manages the currency exposure of the Fund's investments with the goal of protecting and possibly enhancing the Fund's total return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the Fund's investment strategy.

Equity Investments

      The Equity Securities in which the Fund invests includes those listed on any domestic or foreign securities exchange or traded in the over-the-counter
(OTC) market as well as certain restricted or unlisted securities.

      Equity Securities. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

      The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

      The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Common Stock Warrants

      The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

      Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

Foreign Investments

      The Fund will make substantial investments in foreign countries. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

      Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

      In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

      Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

      Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

      Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

      Although the Fund intends to invest primarily in companies in developed countries, it may invest from time to time in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to such Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

      Foreign Currency Exchange Transactions. Because the Fund buys and sells securities and receives interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

      A foreign currency forward exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Foreign currency forward exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign currency forward exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor foreign currency forward exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Fund may enter into foreign currency forward exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Advisor may reduce the Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

      Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Money Market Instruments

      Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, the Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

      U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

      Additional U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

      Foreign Government Obligations. The Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

      Bank Obligations. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

      Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee, in its capacity as investment advisor to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, to whom Morgan, in its capacity as a commercial bank, has made a loan.

      Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

      The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

Corporate Bonds and Other Debt Securities

      The Fund may, although it has no current intention to do so, invest in bonds and other debt securities of domestic and foreign issuers when the Advisor believes that such securities offer a more attractive return potential than Equity Securities. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

      Corporate Fixed Income Securities. The Fund may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. The Fund will not invest in debt securities rated below B by Moody's or Standard & Poor's. See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      The Fund may purchase privately issued corporate fixed income securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or pursuant to a directly negotiated agreement between the investors, including the Fund, and the corporate issuer. At times, the Fund may be the only investor in a privately issued fixed income security, or one of only a few institutional investors. In this circumstance, there may be restrictions on the Fund's ability to resell the privately issued fixed income security that result from contractual limitations in the offering agreement and a limited trading market. The Advisor will monitor the liquidity of privately issued fixed income securities in accordance with guidelines established by the Advisor and monitored by the Trustees. See "Illiquid Investments; Privately Placed and Other Unregistered Securities."

      Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

      Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

      There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

      Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

      Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

      CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICS. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae,

Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

      CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investment in illiquid securities, in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Additional Investments

      When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

      Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

      The Securities and Exchange Commission ("SEC") has granted the Trust an exemptive order permitting the Fund to invest the Fund's uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.

      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

      Loans of Securities. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Fund or the Trust, the Advisor or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreement and securities lending) are limited in the aggregate and must not exceed 33-1/3% of the fund's total assets.

      Privately Placed and Certain Unregistered Securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid holdings or receives upon resale may be lower than the price paid or received for similar holdings with a more liquid market. Accordingly, the valuation of these holdings will reflect any limitations on their liquidity.

      The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

      As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements

      The Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Fund, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes". To meet these requirements, the Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. Government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. Government securities).

      The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion. At the time the Fund invests in any corporate debt securities, they must be rated B or better by Standard & Poor's or Moody's. See Appendix A for a description of securities ratings.

      Below Investment Grade Debt. Although the Fund has no current intention to do so, it may purchase certain lower rated securities, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), which may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

      Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Fund's net asset value.

      In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

      It is the current policy of the Fund that under normal circumstances at least 90% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's or BBB or better by Standard & Poor's. The remaining 10% of total assets may be invested in securities that are rated B or better by Moody's or Standard & Poor's. See "Below Investment Grade Debt" below. In each case, the Fund may invest in securities which are unrated, if in the Advisor's opinion, such securities are of comparable quality. Securities rated Baa by Moody's or

BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment.

      The Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Fund may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

      Below Investment Grade Debt. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

      Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

      In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

      Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Advisor. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      Futures Contracts and Options on Futures Contracts. The Fund may purchase or sell (write) futures contracts and purchase or sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

      Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

      The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC interpretations thereunder.

      Combined Positions. The Fund is permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

      Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

      Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will segregate appropriate liquid assets in the amount prescribed. Securities so segregated cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

      The Fund may enter into swap transactions for any legal purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than investing directly in an instrument that yields that return or spread, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which yield the interest that the Fund may be required to pay.

      Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a prespecified notional amount with prespecified terms with the seller of the option as the counterparty.

      The "notional amount" of the swap transaction is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. An example would be the obligation to pay a floating rate of interest (e.g., U.S. 3 month LIBOR) on a quarterly basis in exchange for receipt of a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, the Fund will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, the obligations of the parties will be exchanged on a "net basis". That is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument. The Fund will receive or pay, as the case may be, only the net amount of the two payments.

      The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional interest rate swaps, swap transactions tend to be more volatile than many other types of investments.

      The use of swap transactions involves investment techniques and risks which are similar to those associated with other portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. The Advisor will, however, consider such risks and will enter into swap transactions only when it believes that the risks are not unreasonable.

      The Fund will segregate permissible liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

      The Fund will not enter into any swap transaction, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The markets in which swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, these markets have become relatively liquid.

      The liquidity of swap transactions will be determined by the Advisor based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

      During the term of a swap, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

      The federal income tax treatment with respect to swap transactions may impose limitations on the extent to which the Fund may engage in such transactions.

Risk Management

      The Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to the Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, the Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

      The Fund expects that its annual portfolio turnover rate will range between 70% and 100%. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a security holders meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund:

1. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except for securities of issuers in the technology or telecommunications sectors and as otherwise permitted by the SEC.

2. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

3.    May not borrow money, except to the extent permitted by applicable law.

4. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act.

5. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities or other instrument directly or indirectly secured by real estate or (b) securities or other instrument issued by issuers that invest in real estate.

6. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

7. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

      Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that the Fund:

1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid.

2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With the Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND MEMBERS OF THE ADVISORY BOARD

      The Trustees of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The mailing address of the Trustees is c/o Pierpont Group Inc. 461 Fifth Avenue, New York, NY 10017.

      FREDERICK S. ADDY -- Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation and his date of birth is January 1, 1932.

      WILLIAM G. BURNS -- Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX and his date of birth is November 2, 1932.

      ARTHUR C. ESCHENLAUER -- Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York and his date of birth is May 23, 1934.

      MATTHEW HEALEY (*) -- Trustee; Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc. ("Pierpont Group") since prior to 1995 and his date of birth is August 23, 1937.

      MICHAEL P. MALLARDI -- Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group and his date of birth is March 17, 1934.

      Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


----------
* Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

      Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.


--------------------------------------------------------------------------------
                                                       TOTAL TRUSTEE
                                                       COMPENSATION ACCRUED BY
                                   AGGREGATE           THE MASTER PORTFOLIOS
                                   TRUSTEE             (1), J.P. MORGAN FUNDS,
                                   COMPENSATION        J.P. MORGAN INSTITUTIONAL
                                   PAID BY THE         FUNDS AND THE TRUST
NAME OF TRUSTEE                    TRUST DURING 2000   DURING 2000 (2)
--------------------------------------------------------------------------------
Frederick S. Addy, Trustee         $1,810              $75,000
--------------------------------------------------------------------------------
William G. Burns, Trustee          $1,810              $75,000
--------------------------------------------------------------------------------
Arthur C. Eschenlauer, Trustee     $1,810              $75,000
--------------------------------------------------------------------------------
Matthew Healey, Trustee (3)
  Chairman and Chief Executive
  Officer                          $1,810              $75,000
--------------------------------------------------------------------------------
Michael P. Mallardi, Trustee       $1,810              $75,000
--------------------------------------------------------------------------------

----------
(1) The J.P. Morgan Funds and J.P. Morgan Institutional Funds are each multi-series registered investment companies that are part of a two-tier (master-feeder) investment fund structure. Each series of the J.P. Morgan Funds and J.P. Morgan Institutional Funds is a feeder fund that invests all of its investable assets in one of 19 separate master portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment adviser, 14 of which are registered investment companies.

(2) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, J.P. Morgan Funds, J.P. Morgan Institutional Funds and the Trust) in the fund complex.

(3) During 2000, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.


      The Trustees decide upon matters of general policies and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont

Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust, J.P. Morgan Funds, J.P. Morgan Institutional Funds and each Master Portfolio have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

Advisory Board

      The Trustees determined, as of January 26, 2000, to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the J.P. Morgan Funds, J.P. Morgan Institutional Funds (collectively, together with the Trust, the "Trust") and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

Ann Maynard Gray -- Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

OFFICERS

      The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

      The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

      MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1995. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

      MARGARET W. CHAMBERS, Executive Vice President and General Counsel of FDI since April 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959. Address: 60 State Street, Boston, MA 02109.

      MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual"), and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.

      DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Vice President, New Business Development of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.

      KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

      CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

      KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President of FDI. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. Her date of birth is July 5, 1972.

      MARY A. NELSON; Vice President and Assistant Treasurer. Senior Vice President and Director of Financial Services at FDI, and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.

      MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

      GEORGE A. RIO; President and Treasurer. Executive Vice President, Client Service Director of FDI, since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. His date of birth is January 2, 1955.

      CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration Group as Head of Infrastructure and is responsible for special projects. Prior to January 2000, she served as Manager of the Tax Group and was responsible for U.S. mutual fund tax matters. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

      ELBA VASQUEZ; Vice President and Assistant Secretary. Vice President of FDI since February 1999. Ms. Vasquez served as National Sales Associate of FDI. Prior to that she served in various mutual fund sales and marketing positions by the U.S. Trust Company of New York. Her date of birth is December 14, 1961.


      As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of the Trust.


CODES OF ETHICS

      The Trust, the Advisor and FDI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent a access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

INVESTMENT ADVISOR

      The Trust has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Fund's Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

      JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


      Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.


      J.P. Morgan Chase & Co. was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corp. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

      Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world. Morgan is also a wholly owned subsidiary of J.P. Morgan, which is a bank holding company organized under the laws of the State of Delaware.


      The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. The Advisor currently employs over ___ full time research analysts, capital market researchers, portfolio managers and traders and has one of the largest research staffs in the money management industry. The Advisor has investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.


      The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. In addition, the Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

      The Fund is managed by employees of the Advisor who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to 1.25% of the average daily net assets of the Fund.

      The Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund, provides that it will continue in effect for a period of two years after execution and will continue in effect thereafter executed on June 12, 2000, only if specifically approved annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."

      Under separate agreements, Morgan, an affiliate of the Advisor, also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

      FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Fund's distributor.

      The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution will continue in effect and thereafter executed June 12, 2000 only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trust's Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers") . The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

      Under Co-Administration Agreements with the Trust dated August 1, 1996, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator will be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

      FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Trust regulatory documents and mails Trust communications to Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.

      For its services under the Co-Administration Agreements, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of its net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar arrangements with FDI.

SERVICES AGENT

      The Trust, on behalf of the Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund. The Services Agreement may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

      Under the Services Agreement, Morgan provides certain administrative and related services to the Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

      Under the Services Agreement, the Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Trust and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, and the other investors in the Master Portfolios for which Morgan provides similar services.

CUSTODIAN AND TRANSFER AGENT

      The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian and Fund Accounting Agreement with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.

      State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

      The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers who are Fund investors and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing FDI of the gross amount of purchase orders for Fund shares; and providing other related services.

      Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan a fee for these services at the annual rate of 0.25% with respect to Select Shares, 0.10% with respect to Institutional Shares and 0.05% with respect to Advisor Shares (expressed as a percentage of the average daily net assets of Fund shares). Morgan acts as shareholder servicing agent for all shareholders.

      The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan Chase ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

SERVICE ORGANIZATIONS - ADVISOR SHARES

      With respect to the Advisor Shares only, the Trust, on behalf of the Fund, has adopted a service plan (the "Plan") with respect to such shares which authorizes the Fund to compensate Service Organizations for providing certain account administration and other services to their customers who are beneficial owners of such shares. Pursuant to the Plan, the Trust, on behalf of the Fund, enters into agreements with Service Organizations which purchase shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the Service Organizations may: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain or assist in maintaining account records for each customer who beneficially owns shares, and (c) process or assist in processing customer orders to purchase, redeem and exchange shares, and handle or assist in handling the transmission of funds representing the customers' purchase price or redemption proceeds. As compensation for such services, the Trust, on behalf of the Fund, pays each Service Organization a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the shares of the Fund attributable to or held in the name of such Service Organization for its customers (0.20% where J.P. Morgan Chase acts as a service organization).

      Conflicts of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisors before investing fiduciary assets in shares. In addition, under some state securities laws, banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers.

      The Trustees of the Trust, including a majority of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related Service Agreements, initially voted to approve the Plan and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on June 12, 2000. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the holders of the Fund's Advisor Shares, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Advisor Shares of the Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the disinterested Trustees as described above or by a vote of a majority of the outstanding Advisor Shares of the Fund on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be determined by the non-interested members of the Board of Trustees. In the Trustees' quarterly review of the Plan and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

DISTRIBUTION PLAN - ADVISOR SHARES

      Rule 12b-1 (the "Rule") under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. On June 12, 2000, the Trustees adopted such a plan on behalf of the Fund (the "Distribution Plan") pursuant to which the Fund pays for distributing its Advisor Shares at an annual rate not to exceed 0.25% of the value of the average daily net assets attributable to Advisor Shares of the Fund. Under the Distribution Plan, the Fund may make payments to certain financial institutions, securities dealers, and other industry professionals that have entered into written agreements with the Fund in respect of these services. The amounts to be paid to such institutions is based on the daily value of Advisor Shares owned by their clients. The fees payable under the Distribution Plan for advertising, marketing and distributing are payable without regard to actual expenses incurred. The Trustees believe that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of its Advisor Shares.

      Quarterly reports of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, will be made to the Trustees for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Fund's Advisor Shares may bear for distribution without approval of such shareholders and that all material amendments of the Distribution Plan must be approved by the Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Distribution Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan and related agreements are subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Distribution Plan and related agreements. The Distribution Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the related agreements or by vote of the holders of a majority of Advisor

Shares, as the case may be. A related Distribution Plan agreement is terminable without penalty, at any time, by such vote of the Trustees or by vote of the holders of a majority of the Fund's Advisor Shares upon not more than 60 days' written notice to any other party to such agreement. A Distribution Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

FINANCIAL PROFESSIONALS - SELECT AND INSTITUTIONAL SHARES

      The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan Chase or the financial professional's clients may reasonably request and agree upon with the financial professional.

      Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not remitted to the Fund or J.P. Morgan Chase.

      The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

      The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES

      In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator", "Distributor," "Services Agent," "Shareholder Servicing," "Service Organizations--Advisor Shares" and "Distribution Plan--Advisor Shares" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses applicable to the Fund, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, filing fees under state securities laws, applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

      J.P. Morgan Chase has agreed that it will reimburse the Fund as described in the Prospectus until February 28, 2002 to the extent necessary to maintain the Fund's total operating expenses at the following annual rates of the Fund's average daily assets. These limits do not cover extraordinary expenses, interest, or taxes.

                        Select Shares:  1.50%
                        Institutional Shares:  1.35%
                        Advisor Shares:  1.80%

PURCHASE OF SHARES

      Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

      Method of Purchase. Investors may open accounts with the Fund only through the Distributor or Service Organization. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

      References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

      The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of JPMIM, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

      Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

      If the Trust, on behalf of the Fund, determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, has elected to be governed by Rule 18f-1 (for the Fund only, and not for any other series of the Trust) under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder.

      Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

      For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

      Subject to the limitations below, an investor may exchange shares from the Fund into shares of any other J.P. Morgan Series Trust Fund, J.P. Morgan Institutional Fund or J.P. Morgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in kind as a portfolio of representative stocks rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares." Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

      The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

      Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

      The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

      The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.

      Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

      Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

      From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information for the different series by calling JPMIM at (800) 531-5411 for Select Shares and at (800) 766-7722 for Institutional and Advisor Shares.

      The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return.

      Total Return Quotations. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over the specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

      As required by regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

      Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

      General. The Fund's performance will vary from time to time depending upon market conditions and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

      Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

      From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

      The Advisor places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."

      Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objectives. The Fund may engage in short-term trading consistent with its objective. See "Investment Objectives and Policies -- Portfolio Turnover."

      In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

      In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of the Trust review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists, political analysts and electronic trading tools. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of the Fund. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Advisor by any amount that might be attributable to the value of such services.

      Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Trust that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

      On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

      If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

      The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

      No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

      The Trust's Declaration of Trust further provides that no Trustee, Members of the Advisory Board, officer, employee or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, Members of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, Members of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

DESCRIPTION OF SHARES

      The Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund. The Fund is authorized to issue Select Shares, Institutional Shares and Advisor Shares.

      Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

      The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

      Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

      For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares."

TAXES

      The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

      The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

      As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

      Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

      For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

      Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Fund expects that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

      Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

      Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

      Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to a maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

      Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

      Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

      Certain options, futures and foreign currency contracts held by the Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

      The Fund may invest in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code) , it may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. Alternatively, the Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

      The Fund will be permitted to "mark-to-market" any marketable stock held by it in a PFIC. The Fund will include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

      If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

      Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

      In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8BEN is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

      Foreign Taxes. It is expected that the Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) Shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities as well as certain foreign currency gains and losses will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund. Individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

      State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

      Telephone calls to the Fund, Morgan or a financial professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

      Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

APPENDIX A
Description of Securities Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

Commercial Paper

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S

Corporate and Municipal Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Commercial Paper

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-     Leading market positions in well established industries.
-     High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

                            J.P. MORGAN SERIES TRUST

                        J.P. MORGAN ENHANCED INCOME FUND


                                  SELECT SHARES
                               INSTITUTIONAL SHARES
                                   ULTRA SHARES


                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2001

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2001, FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORT RELATING TO THE FUND DATED OCTOBER 31, 2000. THE PROSPECTUS AND THE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT THEREON, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN SERIES TRUST (800) 221-7930.

                                Table of Contents
                                                                            Page
                                                                            ----

GENERAL------------------------------------------------------------------------1

INVESTMENT OBJECTIVES AND POLICIES---------------------------------------------1

INVESTMENT RESTRICTIONS-------------------------------------------------------28

TRUSTEES, MEMBERS OF THE ADVISORY BOARD AND OFFICERS--------------------------30

CODES OF ETHICS---------------------------------------------------------------34
INVESTMENT ADVISOR------------------------------------------------------------34
DISTRIBUTOR-------------------------------------------------------------------36
CO-ADMINISTRATOR--------------------------------------------------------------36
SERVICES AGENT----------------------------------------------------------------37
CUSTODIAN AND TRANSFER AGENT--------------------------------------------------38
SHAREHOLDER SERVICING---------------------------------------------------------38
FINANCIAL PROFESSIONALS-------------------------------------------------------39
INDEPENDENT ACCOUNTANTS-------------------------------------------------------39
EXPENSES----------------------------------------------------------------------39
PURCHASE OF SHARES------------------------------------------------------------40
REDEMPTION OF SHARES----------------------------------------------------------41
EXCHANGE OF SHARES------------------------------------------------------------42
DIVIDENDS AND DISTRIBUTIONS---------------------------------------------------42
NET ASSET VALUE---------------------------------------------------------------43
PERFORMANCE DATA--------------------------------------------------------------44
PORTFOLIO TRANSACTIONS--------------------------------------------------------45
MASSACHUSETTS TRUST-----------------------------------------------------------47
DESCRIPTION OF SHARES---------------------------------------------------------47
TAXES-------------------------------------------------------------------------48
ADDITIONAL INFORMATION--------------------------------------------------------52

APPENDIX A-------------------------------------------------------------------A-1

GENERAL

      J.P. Morgan Enhanced Income Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). To date, the Trustees of the Trust have authorized the issuance of three classes of shares--Institutional Shares, Select Shares and Ultra Shares.

      This Statement of Additional Information provides additional information with respect to the Fund and should be read in conjunction with the Fund's current prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Prospectus. The Trust's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

      The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

      Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and at the time it is redeemed, be higher or lower than the amount originally invested.

INVESTMENT OBJECTIVE AND POLICIES

      The following discussion supplements the information in the Prospectus regarding the investment objective and policies of the Fund.

      The Fund is designed for investors seeking high current income, consistent with principal preservation. The Fund primarily invests in taxable fixed income, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the Advisor believes have the potential to provide high current income.

Investment Process for the Fund

      Duration Management. Duration will be actively managed based on internal economic research, forecasts of interest rates and their volatility, and the shape of the yield curve. The portfolio's duration will generally range between 90 days to 18 months.

      Sector Allocation. The Advisor's Fixed Income Group recommends sector allocation strategies. Within each sector, the Advisor utilizes option adjusted spread analysis as one measure of sector attractiveness. Current spreads also are judged against their historical norm. The Advisor utilizes market and credit research to assess fair value and the likelihood of sector spreads widening or narrowing.

      Security Selection. The Advisor utilizes its extensive credit and quantitative research, portfolio management and trading capabilities across all fixed income markets to select securities. Securities will be selected based upon the issuer's ability to return principal at a rate offering an attractive return when compared to similar securities available in the marketplace.

      The various types of securities in which the Fund may invest are described below.

Corporate Bonds and Other Debt Securities

      The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

      Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

      Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

      There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

      Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

      Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

      CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

      CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Mortgages (directly held). The Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Advisor.

      The directly placed mortgages in which the Fund invests may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Advisor. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

      Auction Rate Securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.


      The fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the Investment Company Act of 1940, as amended ("1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. The fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the fund.

      Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

      Corporate Fixed Income Securities. The Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Money Market Instruments

      The Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Fund will purchase money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

      U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

      Additional U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credit of the issuing agency.

      Foreign Government Obligations. The Fund, subject to its investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

      Bank Obligations. Unless otherwise noted below, the Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

      Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, an affiliate of the Advisor, in its capacity as a commercial bank, has made a loan.


      Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.


Municipal Obligations

      In certain circumstances, the Fund may invest in tax exempt and taxable municipal obligations to the extent consistent with the Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

      Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

      Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

      Municipal Notes. The Fund also may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

      Municipal notes are short-term obligations with a maturity at the time of issuance typically ranging from six months to two years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

      Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

      Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

      Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

      Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments-Commerical Paper" below. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

      Premium Securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

      Puts. The Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

      Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.


      The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.


      Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisor reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

      Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

Foreign Investments

      The Fund may invest up to 25% of its total assets at the time of purchase, in fixed income securities of foreign issuers. Any foreign commercial paper the Fund invests in must not be subject to foreign withholding tax at the time of purchase



      Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

      Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

      In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

      Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

      Foreign Currency Exchange Transactions. Because the Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

      A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

      Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      Sovereign Fixed Income Securities. The Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      Brady Bonds. The Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

      Obligations of Supranational Entities. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Investing in Emerging Markets

      The Fund also may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

      Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

Additional Investments

      Convertible Securities. The Fund may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

      When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest will accrue to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could (as with the disposition of any other fund obligation) incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.


      Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

      The SEC has granted the Fund an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.


      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.


      Mortgage Dollar Roll Transactions. The Fund may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

      Loans of Portfolio Securities. The Fund is permitted to lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, (generally three business days after notice) or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its respective shareholders. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Member of Advisory Board, Director, employee or other affiliate of the Fund, the Advisor or the Fund's distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

      Illiquid Investments; Privately Placed and Other Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. As to illiquid investments, these restricted holdings are subject to the risk that the Fund will not be able to sell them at a price the Fund deems representative of their value. If a restricted holding must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell a holding under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements

      The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

      The Fund also will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

      If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.


      The Fund invests in a diversified portfolio of securities that are considered "high grade," and "investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.


      In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

      The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

      The Fund may use futures contracts and options for hedging and risk management purposes. The Fund may not use futures contracts and options for speculation.

      The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

      The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

Options

      Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

      The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

      If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

      Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

      Options on Indexes. The Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

      For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an

OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.


      Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Advisor. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.


      Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

      The Fund may purchase and sell futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

      When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

      The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


      Options on Futures Contracts. The Fund may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.


      Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

      The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

      Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell futures contracts or purchase put and call options, including put and call options on futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

      Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

      Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

      The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

      Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

      The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

      The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

      The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

      The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

      The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

      The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

      The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

      The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

Risk Management

      The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

      Risks Associated with Derivative Securities and Contracts. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

      Market Risk. Investments in structured securities are subject to market risk. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

      Leverage and Volatility Risk. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

      Correlation Risk. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

      Credit Risk. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

      Liquidity and Valuation Risk. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

INVESTMENT RESTRICTIONS

      The investment restrictions set forth below have been adopted by the Trust with respect to the Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply to the market value of the Fund's assets at the time of purchase.

      The Fund:

      1. May not make any investments inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the SEC;

      3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) make direct investments in mortgages;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

      Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that the Fund:

      (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

      (ii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

      (iii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

      If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

      For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES, MEMBERS OF THE ADVISORY BOARD AND OFFICERS


Trustees


      The Trustees of the Trust, their names, principal occupations during the past five years and dates of birth are set forth below. The mailing address is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York, 10017.


      FREDERICK S. ADDY-Trustee; Retired; Former Executive Vice President and Chief Financial Officer, Amoco Corporation. His date of birth is January 1, 1932.

      WILLIAM G. BURNS-Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His date of birth is November 2, 1932.

      ARTHUR C. ESCHENLAUER-Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His date of birth is May 23, 1934.


      MATTHEW HEALEY*-Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1996. His date of birth is August 23, 1937.


      MICHAEL P. MALLARDI-Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His date of birth is March 17, 1934.


      Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Institutional Funds and J.P. Morgan Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

      Trustee compensation paid by the Trust for the calendar year ended December 31, 2000 is set forth below.


                                AGGREGATE TRUSTEE


                                                      TOTAL TRUSTEE COMPENSATION
                                                         ACCRUED BY THE MASTER
                                                      PORTFOLIOS(1), J.P. MORGAN
                              AGGREGATE TRUSTEE        INSTITUTIONAL FUNDS, J.P.
NAME OF TRUSTEE AND TITLE    COMPENSATION PAID BY     MORGAN FUNDS AND THE TRUST
-------------------------   THE TRUST DURING 2000           DURING 2000(2)
                            ---------------------           ---------------

Frederick S. Addy, Trustee          $1,810                      $75,000

William G. Burns, Trustee           $1,810                      $75,000

Arthur C. Eschenlauer, Trustee      $1,810                      $75,000

Matthew Healey, Trustee(3)          $1,810                      $75,000
Chairman and Chief
Executive Officer

Michael P. Mallardi, Trustee        $1,810                      $75,000

(1) The J.P. Morgan Funds and J.P. Morgan Institutional Funds are each multi-series registered investment companies that are part of a two-tier (master-feeder) investment fund structure. Each series of the J.P. Morgan Funds and J.P. Morgan Institutional Funds is a feeder fund that invests all of its investable assets in one of 22 registered

----------
* Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

      investment companies comprised of 19 separate master portfolios (collectively, the "Master Portfolios").

(2) No investment company within the fund complex has a pension or retirement plan.

(3) During 2000, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

      The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly, The Pierpont Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee that is equal to the Trust's and Portfolio's allocated share of Pierpont Group, Inc.'s reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

Members of the Advisory Board

      The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed (i) so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy and (ii) with the intention that the Members of the Advisory Board would be proposed for election as Trustees at a shareholder meeting to be held prior to the retirement. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:


Ann Maynard Gray - Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

Gerard P. Lynch** -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

Officers

      The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The Chief Executive Officer receives no compensation in his capacity as an officer of the Trust. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

      The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.


      MATTHEW HEALEY - Chief Executive Officer; Chairman, Pierpont Group, since prior to 1996. His address is His address is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. His date of birth is August 23, 1937.

      MARGARET W. CHAMBERS; Vice President and Secretary. Executive Vice President and General Counsel since April of 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

      MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer and Director of FDI, and an officer of certain investment companies advised or administered by FDI since prior to 1996. Her date of birth is August 1, 1957.

      DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Vice President, New Business Development of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to

----------
**    Mr. Lynch may be deemed an "interested person" (as defined in the 1940
      Act) of the Advisor due to his son's sffiliation with an affiliate.

1999, Mr. Conroy was a Manager of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.

      KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

      CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

      KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President of FDI. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. Her date of birth is July 5, 1972.

      MARY A. NELSON; Vice President and Assistant Treasurer. Senior Vice President and Director of Financial Services at FDI, since August 1994, and an officer of certain investment companies distributed or administered by FDI since prior to 1996. Her date of birth is April 22, 1964.

      MARY JO PACE; Assistant Treasurer; Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

      GEORGE A. RIO; President and Treasurer; Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account

Manager for Putnam Mutual Funds. His date of birth is January 2, 1955.

      CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administration group and was responsible for U.S. mutual fund tax matters. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

      ELBA VASQUEZ; Vice President and Assistant Secretary. Vice President of FDI since February 1999. Ms. Vasquez served as National Sales Associate for FDI from May 1996. Prior to that she served in various mutual fund sales and marketing positions for U.S. Trust Company of New York. Her date of birth is December 14, 1961.

      As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of each Fund.

CODES OF ETHICS

      The Trust, FDI and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to clearance and other procedures reasonably necessary to prevent access persons (as defined therein) from engaging in any unlawful conduct set forth in Rule 17j-1.


INVESTMENT ADVISOR


      The Fund has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Fund, pursuant to an Investment Advisory Agreement dated as of April 5, 2000. Subject to the supervision of the Fund's Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

      The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."

      The Advisor, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor is located at 522 Fifth Avenue, New York, New York 10036.

      J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

      The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee. The accounts, which are managed or advised by the Advisor, have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."


      The Fund is managed by employees of the Advisor who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase that execute transactions on behalf of the Fund.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Trust has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to 0.25% of the average daily net assets of the Fund.

      Morgan, an affiliate of the Advisor and a wholly owned subsidiary of J.P. Morgan Chase, is a New York trust company that conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

      Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust.

Morgan is located at 60 Wall Street, New York, New York 10260. See "Services Agent" and "Shareholder Servicing" below.


DISTRIBUTOR

      FDI serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Fund's distributor.

      The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and will continue thereafter only if it is approved at least annually (i) by a "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act and below) or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party. The Distribution Agreement is also terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a "vote of a majority of the outstanding voting securities of the Fund", that is (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

      Under a Co-Administration Agreement with the Trust, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

      FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Fund; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files regulatory documents and mails communications to

Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.

      For its services under the Co-Administration Agreement, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar arrangements with FDI.

SERVICES AGENT

      The Trust, on behalf of the Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund. The Services Agreement may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

      Under the Services Agreement, Morgan provides certain administrative and related services to the Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

      Under the Services Agreement, the Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Fund, the Trust's other series and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust and the other investment companies provided administrative services by Morgan.

CUSTODIAN AND TRANSFER AGENT


      The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian Contract, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians in accordance with the regulations of the SEC.


      State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

      The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for Fund shareholders. Under this agreement, Morgan is responsible for performing, directly or through an agent, shareholder account administrative and servicing functions, which include but are not limited to answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing FDI of the gross amount of purchase orders for Fund shares; and providing other related services.

      Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee of 0.10% with respect to Institutional Shares, 0.25% with respect to Select Shares and 0.05% with respect to Ultra Shares (in each case, expressed as a percentage of the average daily net asset value of the relevant class of Fund shares owned by or for shareholders for whom Morgan is acting as Shareholder Servicing Agent). Morgan acts as Shareholder Servicing Agent for all shareholders.

      The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

      The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

      Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

      The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

      The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES

      In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.


      J.P. Morgan has agreed that it will reimburse the Fund until February 28, 2002, as described in the prospectus, to the extent necessary to maintain the Fund's total operating expenses at the following annual rates of the Fund's average daily net assets. These limits do not cover interest, taxes and extraordinary expenses.


            Institutional Shares:      0.25%
            Select Shares:             0.40%
            Ultra Shares:              0.15%


      This reimbursement arrangement can be changed at any time at the option of J.P. Morgan.

PURCHASE OF SHARES

      Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

      Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Fund reserves the right to determine the purchase orders that they will accept.

      References in the Prospectuses and this Statement of Additional Information to customers of J.P. Morgan or a financial professional include customers of their affiliates, and references to transactions by customers with J.P. Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

      The Fund may, at its own option, accept securities in payment for shares. The securities so delivered are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

      Prospective investors may purchase shares with the assistance of a financial professional and the financial professional may charge the investor a fee for this service and other services it provides to its customers. J.P. Morgan may pay fees to financial professionals for services in connection with Fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

      Investors may redeem shares of the Fund as described in the Prospectus. The Fund generally intends to pay redemption proceeds in cash; however, it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. See below and "Exchange of Shares."

      The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

      If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash. If shares are redeemed in-kind, the redeeming shareholder might incur costs in converting the assets into cash. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in-kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

      In general, the Fund will attempt to select securities for in-kind redemptions that approximate the overall characteristics of the Fund's portfolio. The Fund will not distribute illiquid securities to satisfy in-kind redemptions. For purposes of effecting in-kind redemptions, securities will be valued in the manner regularly used to value the Fund's portfolio securities. The Fund will not redeem its shares in-kind in a manner that after giving effect to the redemption would cause it to violate its investment restrictions or policies. See the Prospectuses for information on redemptions in-kind.

      Other Redemption Processing Information. Redemption requests may not be processed if the redemption request is not submitted in proper form. A redemption request is not in proper form unless the Fund has received the shareholder's certified taxpayer identification number and address. In addition, if shares were paid for by check and the check has not yet cleared, redemption proceeds will not be transmitted until the check has cleared, which may take up to 15 days. The Fund reserves the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the SEC. Shareholders may realize taxable gains upon redeeming shares.

      For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

      Subject to the limitations below, an investor may exchange shares from the Fund into any other J.P. Morgan Fund or J.P. Morgan Institutional Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of a fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

      The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

      Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. The tax effects, if any, of dividends and distributions are the same whether they are paid in shares or cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

      If a shareholder has elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

      The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.


      Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations readily available from and supplied daily by pricing services or brokers. If such prices are generally not readily available from the Fund's pricing services or brokers, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such fair value procedures include the use of pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      The value of all assets initially expressed in foreign currencies shall be converted to U.S. dollars at prevailing rates as provided by an independent pricing source as of 11:00 a.m. New York time.

      Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.


PERFORMANCE DATA

      From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation for the various Fund classes in reports, sales literature and advertisements published by the Trust. Current performance information may be obtained by calling Morgan at (800) 766-7722.

      The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of yield and total return.

      Yield Quotations. As required by regulations of the SEC, the annualized yield for each class of shares of the Fund is computed by dividing the Fund's net investment income per share attributable to the class earned during a 30-day period by the net asset value of the class on the last day of the period. The average daily number of shares of the class outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

      Total Return Quotations. As required by regulations of the SEC, average annual total return of each class of shares of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.


      As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.


      General. Performance will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

      Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

      From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

      The Advisor places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."

      Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

      In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition; and the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trust's Trustees review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, will receive reports from Morgan and published data concerning transaction costs incurred by institutional investors generally.

      Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Advisor's clients and not solely or necessarily for the benefit of the Fund. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Advisor by any amount that might be attributable to the value of such services.

      Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the

1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

      Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the Fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund only may sell a security to another series of the Trust or to other accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

      It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

MASSACHUSETTS TRUST

      The Trust is a "Massachusetts business trust" of which the Fund is a series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

      The Trust's Declaration of Trust further provides that no Trustee, Member of the Advisory Board, officer, employee or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

DESCRIPTION OF SHARES

      The Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund. To date, the Fund is authorized to issue Institutional Shares, Select Shares and Ultra Shares.

      Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

      The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

      Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees also are required, under certain circumstances, to assist shareholders in communicating with other shareholders.


      As of January 31, 2001, noone owned of record or was known by the Fund to own beneficially more than 5% of the outstanding shares of the Trust.


TAXES

      The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

      The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities and other income (including but not limited to gains from options and futures contracts) derived with respect to its business of investing in such stock or securities; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

      As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to federal income tax.

      Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

      For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

      Distributions of net investment income and realized net short-term capital gain in excess of net long-term capital loss is generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. If dividend payments exceed income earned by the Fund, the overdistribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.


      Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put option is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.


      Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.


      Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long term capital gain of an individual holder generally is subject to a maximum tax rate of 20%. However, if the Fund shares are acquired by an individual after December 31, 2000 and held for more than five years, the maximum long-term capital gain tax rate generally will be reduced to 18%. Any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less (i) will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares and (ii) will be disallowed to the extent of any tax-exempt interest dividends received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitation on the deductible of capital losses.


      Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

      Certain forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on forward currency contracts, options and futures contracts or on the underlying securities.

      Certain options, futures and foreign currency contracts held by the Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes - i.e., treated as having been sold at market value. For certain options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.


      If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

      Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations.


      Generally, a foreign shareholder must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirement generally will also apply to the partners of the partnership and the partnership must provide certain information. A foreign shareholder that is eligible for a reduced rate of United States withholding tax under tax treaty may obtain a refund of any amounts withheld in excess of that rate by filing a refund claim with the United States Internal Revenue Service.

      Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

      In the case of a foreign shareholder who is a nonresident alien individual or foreign entity and that is a beneficial owner of Fund shares, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless such foreign shareholder provides an IRS Form W-8BEN certifying that it is a non-U.S. person for U.S. federal income tax purposes, or otherwise established an exemption. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.


      State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

      Telephone calls to the Fund, J.P. Morgan or State Street may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

      Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or FDI. The Prospectuses and this Statement of Additional Information do not constitute an offer by the Fund or by FDI to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or FDI to make such offer in such jurisdictions.

APPENDIX A

Description of Security Ratings
STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -  An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - This designation indicates that the degree of safety regarding timely payment is satisfactory.

A-3 - This designation indicates that the degree of safety regarding timely payment is adequate.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, Including Tax Exempt

Prime-1 -   Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                            J.P. MORGAN SERIES TRUST


                   J.P. MORGAN TAX AWARE ENHANCED INCOME FUND
                                  SELECT SHARES
                              INSTITUTIONAL SHARES


                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2001

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2001, FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORT RELATING TO THE FUND DATED OCTOBER 31, 2000. THE PROSPECTUS AND THE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT THEREON, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN SERIES TRUST (800) 221-7930.

                                Table of Contents

                                                                            Page
                                                                            ----


GENERAL........................................................................1
INVESTMENT OBJECTIVES AND POLICIES.............................................1
INVESTMENT RESTRICTIONS.......................................................27
TRUSTEES, MEMBERS OF THE ADVISORY BOARD AND OFFICERS..........................29
CODES OF ETHICS...............................................................33
INVESTMENT ADVISOR............................................................33
DISTRIBUTOR...................................................................35
CO-ADMINISTRATOR..............................................................35
SERVICES AGENT................................................................36
CUSTODIAN AND TRANSFER AGENT..................................................36
SHAREHOLDER SERVICING.........................................................37
FINANCIAL PROFESSIONALS.......................................................38
INDEPENDENT ACCOUNTANTS.......................................................38
EXPENSES......................................................................38
PURCHASE OF SHARES............................................................39
REDEMPTION OF SHARES..........................................................40
EXCHANGE OF SHARES............................................................41
DIVIDENDS AND DISTRIBUTIONS...................................................42
NET ASSET VALUE...............................................................42
PERFORMANCE DATA..............................................................43
PORTFOLIO TRANSACTIONS........................................................45
MASSACHUSETTS TRUST...........................................................47
DESCRIPTION OF SHARES.........................................................47
TAXES.........................................................................48
ADDITIONAL INFORMATION........................................................52
APPENDIX A...................................................................A-1

GENERAL

      J.P. Morgan Tax Aware Enhanced Income Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). To date, the Trustees of the Trust have authorized the issuance of two classes of shares--Institutional Shares and Select Shares.

      This Statement of Additional Information provides additional information with respect to the Fund and should be read in conjunction with the Fund's current prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Prospectus. The Trust's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

      The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

      Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and at the time it is redeemed, be higher or lower than the amount originally invested.

INVESTMENT OBJECTIVE AND POLICIES

      The following discussion supplements the information in the Prospectus regarding the investment objective and policies of the Fund.

      The Fund is designed for investors seeking high after tax income, consistent with low volatility of principal. The Fund invests in quality municipal obligations that the Advisor believes have the potential to provide high current income that is free from federal income tax. The Fund also invests in taxable fixed income securities that the Advisor believes have the potential to provide high after tax income.

Investment Process for the Fund

      Duration Management. Duration will be actively managed based on internal economic research, forecasts of interest rates and their volatility, and the shape of the yield curve. The portfolio's duration will generally range between 90 days to 18 months.

      Sector Allocation. The Advisor's Fixed Income Group recommends sector allocation strategies. Within each sector, the Advisor utilizes option adjusted spread analysis as one measure of sector attractiveness. Current spreads also are judged against their historical norm. The Advisor utilizes market and credit research to assess fair value and the likelihood of sector spreads widening or narrowing.

      Security Selection. The Advisor utilizes its extensive credit and quantitative research, portfolio management and trading capabilities across all fixed income markets to select securities. Securities will be selected based upon the issuer's ability to return principal at a rate offering an attractive return when compared to similar securities available in the marketplace.

      The various types of securities in which the Fund may invest are described below.

Tax Exempt Obligations

      The Fund invests in tax exempt obligations. A description of the various types of tax exempt obligations which may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

      Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

      Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

      Municipal Notes. The Fund also may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

      Municipal notes are short-term obligations with a maturity at the time of issuance typically ranging from six months to two years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

      Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

      Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

      Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

      Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments-Commerical Paper" below. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

Taxable Fixed Income Investments

      The Fund also may invest in a broad range of taxable fixed income securities of domestic and foreign corporate and government issuers. The corporate securities in which the Fund may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

Corporate Bonds and Other Debt Securities

      The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

      Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

      Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

      There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities. Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

      Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as

Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

      CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

      CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Mortgages (directly held). The Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Advisor.

      The directly placed mortgages in which the Fund invests may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Advisor. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

      Auction Rate Securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minium yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

      Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").


      The fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the Investment Company Act of 1940, as amended ("1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. The fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the fund.

      Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

      Corporate Fixed Income Securities. The Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Foreign Investments

      The Fund may invest up to 25% of its total assets at the time of purchase, in securities of foreign issuers.

      Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

      Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities typically issued by a U.S. financial institution (a "depository") that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs (sometimes referred to as Continental Depository Receipts ("CDRs")) are securities typically issued by a non-U.S. financial institution that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

      Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the receipts with respect to the deposited securities.

      Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

      Sovereign Fixed Income Securities. The Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      Brady Bonds. The Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

      Obligations of Supranational Entities. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

      Foreign Currency Exchange Transactions. Because the Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, the Fund may enter into foreign currency exchange transactions from time to time. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

      A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Fund will enter into forward contract to sell a foreign currency for another foreign currency only if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

      Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Investing in Emerging Markets

      The Fund also may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

      Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

Additional Investments

      Convertible Securities. The Fund may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

      When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest will accrue to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could (as with the disposition of any other fund obligation) incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

      Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund has applied for exemptive relief from the Securities and Exchange Commission ("SEC") to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

      The SEC has granted the Fund an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the fund's total assets.


      Mortgage Dollar Roll Transactions. The Fund may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the fund's total assets.

      Loans of Portfolio Securities. The Fund is permitted to lend its securities in an amount up to 331/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, (generally three business days after notice) or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its respective shareholders. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Member of Advisory Board, Director, employee or other affiliate of the Fund, the Advisor or the Fund's distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the fund's total assets.

      Illiquid Investments; Privately Placed and Other Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

      As to illiquid investments, these restricted holdings are subject to the risk that the Fund will not be able to sell them at a price the Fund deems representative of their value. If a restricted holding must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell a holding under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Money Market Instruments

      Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in municipal obligations and taxable fixed income securities, the Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

      U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

      Additional U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credit of the issuing agency.

      Bank Obligations. Unless otherwise noted below, the Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

      Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, an affiliate of the Advisor, in its capacity as a commercial bank, has made a loan.

      Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trust's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

Quality and Diversification Requirements

      The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

      The Fund also will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

      If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.

      The Fund invests in a diversified portfolio of securities that are considered "high grade," and "investment grade", as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

      In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

      The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

      The Fund may use futures contracts and options for hedging and risk management purposes. The Fund may not use futures contracts and options for speculation.

      The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

      The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

Options

      Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

      The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

      If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

      Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

      Options on Indexes. The Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

      For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.


      Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Advisor. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.


      Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

      The Fund may purchase and sell futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

      When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

      The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


      Options on Futures Contracts. The Fund may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

      Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

      The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

      Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.


      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


      Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)


      Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

      Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

      The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

      Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

      The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

      The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

      The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

      The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

      The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

      The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

      The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

      The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

      Risks Associated with Derivative Securities and Contracts. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

      Market Risk. Investments in structured securities are subject to market risk. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

      Leverage and Volatility Risk. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

      Correlation Risk. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

      Credit Risk. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

      Liquidity and Valuation Risk. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

Risk Management

      The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

      The table below sets forth the portfolio turnover rates for the Fund. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


Select Shares - For the period May 6, 1999 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000: 69% and 172%, respectively.

Institutional Shares - For the period April 16, 1999 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000: 69% and 172%, respectively.


INVESTMENT RESTRICTIONS

      The investment restrictions set forth below have been adopted by the Trust with respect to the Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of purchasing securities to the market value of the Fund's assets.

      The Fund:

      1. May not make any investments inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the SEC;

      3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) make direct investments in mortgages;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

      Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that the Fund:

      (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

      (ii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

      (iii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

      If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

      For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES, MEMBERS OF THE ADVISORY BOARD AND OFFICERS


Trustees


      The Trustees of the Trust, their names, principal occupations during the past five years and dates of birth are set forth below. Their mailing address is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York, 10017.

      FREDERICK S. ADDY-Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His date of birth is January 1, 1932.

      WILLIAM G. BURNS-Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His date of birth is November 2, 1932.

      ARTHUR C. ESCHENLAUER-Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His date of birth is May 23, 1934.

      MATTHEW HEALEY*-Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1996. His date of birth is August 23, 1937.

      MICHAEL P. MALLARDI-Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His date of birth is March 17, 1934.


      Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Institutional Funds and J.P. Morgan Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


      Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 is set forth below.

                                                                               TOTAL TRUSTEE COMPENSATION
                                                                                 ACCRUED BY THE MASTER
                                                                               PORTFOLIOS(1), J.P. MORGAN
                                         AGGREGATE TRUSTEE                  INSTITUTIONAL FUNDS, J.P. MORGAN
                                   COMPENSATION PAID BY THE TRUST              FUNDS AND THE TRUST DURING
NAME OF TRUSTEE AND TITLE                   DURING 2000                                 2000(2)
-------------------------          ------------------------------           --------------------------------
Frederick S. Addy, Trustee                    $1,810                                    $75,000

William G. Burns, Trustee                     $1,810                                    $75,000

Arthur C. Eschenlauer, Trustee                $1,810                                    $75,000

Matthew Healey, Trustee (3)
 Chairman and Chief Executive
 Officer                                      $1,810                                    $75,000

Michael P. Mallardi, Trustee                  $1,810                                    $75,000

(1) The J.P. Morgan Funds and J.P. Morgan Institutional Funds are each multi-series registered investment companies that are part of a two-tier (master-feeder) investment fund structure. Each series of the J.P. Morgan Funds and J.P. Morgan Institutional Funds is a feeder fund that invests all of its investable assets in one of 22 registered investment companies comprised of 19 separate master portfolios (collectively, the "Master Portfolios").

(2) No investment company within the fund complex has a pension or retirement plan.

----------
* Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

(3) During 2000, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

      The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly, The Pierpont Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee that is equal to the Trust's and Portfolio's allocated share of Pierpont Group, Inc.'s reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

      The aggregate fees paid to Pierpont Group, Inc. by the Fund for the period April 16, 1999 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000 were: $2,246 and $5,238, respectively.

Members of the Advisory Board

      The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed (i) so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy and (ii) with the intention that the Members of the Advisory Board would be proposed for election as Trustees at a shareholder meeting to be held prior to the retirement. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

Ann Maynard Gray - Formal President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.


John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.


Gerard P. Lynch** -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.


Officers

      The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The Chief Executive Officer receives no compensation in his capacity as an officer of the Trust. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

      The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.


      MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1996. His address is His address is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. His date of birth is August 23, 1937.

      MARGARET W. CHAMBERS; Vice President and Secretary. Executive Vice President and General Counsel since April of 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

      MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer and Director of FDI, and an officer of certain investment companies advised or administered by FDI since prior to 1996. Her date of birth is August 1, 1957.


----------
**    Mr. Lynch may be deemed an "interested person" (as defined in the 1940
      Act) of the Advisor due to his son's affiliation with an affiliate.

      DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Vice President, New Business Development of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to 1999, Mr. Conroy was a Manager of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.





      KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

      CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

      KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President of FDI. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. Her date of birth is July 5, 1972.

      MARY A. NELSON; Vice President and Assistant Treasurer. Senior Vice President and Director of Financial Services at FDI, since August 1994, and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.

      MARY JO PACE; Assistant Treasurer; Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Her date of birth is March 13, 1966.

      GEORGE A. RIO; President and Treasurer; Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. His date of birth is January 2, 1955.

      CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administration group and was responsible for U.S. mutual fund tax matters. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

      ELBA VASQUEZ; Vice President and Assistant Secretary. Vice President of FDI since February 1999. Ms. Vasquez served as National Sales Associate for FDI from May 1996. Prior to that she served in various mutual fund sales and marketing positions for U.S. Trust Company of New York. Her date of birth is December 14, 1961.

      As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of the Fund.

CODES OF ETHICS

      The Trust, FDI and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent access persons (as defined therein) from engaging in any unlawful conduct set forth in Rule 17j-1.


INVESTMENT ADVISOR


      The Fund has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Fund, pursuant to an Investment Advisory

Agreement dated as of April 28, 1999. Subject to the supervision of the Fund's Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

      The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."

      The Advisor, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor is located at 522 Fifth Avenue, New York, New York 10036.





      J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

      The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee. The accounts, which are managed or advised by the Advisor, have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

      The Fund is managed by employees of the Advisor who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase that execute transactions on behalf of the Fund.

      Morgan, an affiliate of the Advisor and a wholly owned subsidiary of J.P. Morgan Chase, is a New York trust company that conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world. Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and shareholder services for the Trust. Morgan is located at 60 Wall Street, New York, New York 10260. See "Services Agent" and "Shareholder Servicing" below.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Trust has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to 0.25% of the Fund's average daily net assets. The advisory fee paid by the Fund to the Advisor for the period April 16, 1999 (commencement of operation) through October 31, 1999 and for the fiscal year ended October 31, 2000 were:
$378,517 and $796,257, respectively.

      The benchmark for the Fund is the 90 day treasury bill. In many respects, the volatility of the fund's returns are similar to the 90 day treasury bill.


DISTRIBUTOR

      FDI serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Fund's distributor.

      The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and will continue thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding voting securities or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party. The Distribution Agreement is also terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

      Under a Co-Administration Agreement with the Trust, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

      FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Fund; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files regulatory documents and mails communications to

Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.

      For its services under the Co-Administration Agreement, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar arrangements with FDI.


      The administrative fees paid by the Fund to FDI for the period April 16, 1999 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000 were $1,278 and $2,182, respectively.


SERVICES AGENT

      The Trust, on behalf of the Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund. The Services Agreement may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

      Under the Services Agreement, Morgan provides certain administrative and related services to the Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

      Under the Services Agreement, the Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Fund, the Trust's other series and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust and the other investment companies provided administrative services by Morgan.


      The service fees paid to Morgan for the period April 6, 1999 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000 were $76,874 and $159,121, respectively.


CUSTODIAN AND TRANSFER AGENT


      The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent. Pursuant to the Custodian Contracts and Fund Accounting Agreements with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians in accordance with the regulations of the SEC.

      State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

      The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for Fund shareholders. Under this agreement, Morgan is responsible for performing, directly or through an agent, shareholder account administrative and servicing functions, which include but are not limited to answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing FDI of the gross amount of purchase orders for Fund shares; and providing other related services.

      Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee of 0.10% with respect to Institutional Shares and 0.25% with respect to Select Shares (in each case, expressed as a percentage of the average daily net asset value of the relevant class of Fund shares owned by or for shareholders for whom Morgan is acting as Shareholder Servicing Agent). Morgan acts as Shareholder Servicing Agent for all shareholders.


      The table below sets forth the shareholder servicing fees paid by each series of the Fund to Morgan for the periods indicated:

Select Shares -- For the period May 6, 1999 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000: $24,844 and $77,647, respectively.

Institutional Shares -- For the period April 16, 1999 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000: $140,498 and $294,887, respectively.

      If Morgan were prohibited from providing any of the services under the Shareholder Servicing and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

      The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

      The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

      Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

      The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, it applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

      The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES

      In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.


      J.P. Morgan has agreed that it will reimburse the Fund until February 28, 2002, as described in the prospectus, to the extent necessary to maintain the Fund's total operating expenses at the following annual rates of the Fund's average daily net assets. These limits do not cover interest, taxes and extraordinary expenses.


        Select Shares:        0.50%

        Institutional Shares: 0.25%

      The table below sets forth for each series of the Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the periods indicated.


Select Shares -- For the period May 6, 1999 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000: $21,109 and $8,096, respectively.

Institutional Shares -- For the period April 16, 1999 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000: $444,130 and $293,316, respectively.


PURCHASE OF SHARES

      Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

      Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Fund reserves the right to determine the purchase orders that they will accept.

      References in the Prospectuses and this Statement of Additional Information to customers of J.P. Morgan or a financial professional include customers of their affiliates, and references to transactions by customers with J.P. Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

      The Fund may, at its own option, accept securities in payment for shares. The securities so delivered are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

      Prospective investors may purchase shares with the assistance of a financial professional and the financial professional may charge the investor a fee for this service and other services it provides to its customers. J.P. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

      Investors may redeem shares of the Fund as described in the Prospectus. The Fund generally intends to pay redemption proceeds in cash; however, it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. See below and "Exchange of Shares."

      The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

      If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash. If shares are redeemed in-kind, the redeeming shareholder might incur costs in converting the assets into cash. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in-kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

      In general, the Fund will attempt to select securities for in-kind redemptions that approximate the overall characteristics of the Fund's portfolio. The Fund will not distribute illiquid securities to satisfy in-kind redemptions. For purposes of effecting in-kind redemptions, securities will be valued in the manner regularly used to value the Fund's portfolio securities. The Fund will not redeem its shares in-kind in a manner that after giving effect to the redemption would cause it to violate its investment restrictions or policies. See the Prospectuses for information on redemptions in-kind.

      Other Redemption Processing Information. Redemption requests may not be processed if the redemption request is not submitted in proper form. A redemption request is not in proper form unless the Fund has received the shareholder's certified taxpayer identification number and address. In addition, if shares were paid for by check and the check has not yet cleared, redemption proceeds will not be transmitted until the check has cleared, which may take up to 15 days. The Fund reserves the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the SEC. Shareholders may realize taxable gains upon redeeming shares.

      For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

      Subject to the limitations below, an investor may exchange shares from the Fund into any other J.P. Morgan Fund or J.P. Morgan Institutional Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of a fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

      The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

      Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. The tax effects, if any, of dividends and distributions are the same whether they are paid in shares or cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

      If a shareholder has elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

      The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin

Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

      Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Unlisted securities are valued at the last average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing average currency exchange rate on the valuation date.


      The net asset value of the Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio corresponding to the Fund in valuing its assets.

      Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations readily available from and supplied daily by pricing services or brokers. If such prices are generally not readily available from the Fund's pricing services or brokers, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such fair value procedures include the use of pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      The value of all assets initially expressed in foreign currencies shall be converted to U.S. dollars at prevailing rates as provided by an independent pricing source as of 11:00 a.m. New York time.

      Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.


      Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

      From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation for the various Fund classes in reports, sales literature and advertisements published by the Trust. Current performance information may be obtained by calling Morgan at (800) 766-7722.

      The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of yield and total return.

      Yield Quotations. As required by regulations of the SEC, the annualized yield for each class of shares of the Fund is computed by dividing the Fund's net investment income per share attributable to the class earned during a 30-day period by the net asset value of the class on the last day of the period. The average daily number of shares of the class outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.


      Below is set forth the historical yield information for each class of shares for the periods indicated.

        Select Shares -- 30 - day yield: 4.79%

        Institutional Shares -- 30 - day yield: 5.04%


      Total Return Quotations. As required by regulations of the SEC, average annual total return of each class of shares of the Fund for a period is computed by assuming a hypothetical initial payment of $10,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

      Aggregate total returns, reflecting the cumulative percentage change over a measuring period, also may be calculated.


      Below is set forth historical return information for each series of the Fund for the period ended October 31, 2000:

Select Shares - Average annual total return, 1 year: 4.29%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (May 6, 1999): 3.76%; aggregate total return, 1 year: 4.29%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (May 6, 1999) to period end: 5.63%.

Institutional Shares - Average annual total return, 1 year: 4.55%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (April 16, 1999): 4.01%; aggregate total return, 1 year: 4.55%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (April 16, 1999) to period end: 6.19%.


      General. Performance will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

      Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

      From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

      The Advisor places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."

      Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

      In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition; and the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trust's Trustees review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, will receive reports from Morgan and published data concerning transaction costs incurred by institutional investors generally.

      Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Advisor's clients and not solely or necessarily for the benefit of the Fund. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Advisor by any amount that might be attributable to the value of such services.

      Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

      Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the Fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund only may sell a security to another series of the Trust or to other accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

      It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

MASSACHUSETTS TRUST

      The Trust is a "Massachusetts business trust" of which the Fund is a series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

      The Trust's Declaration of Trust further provides that no Trustee, Member of the Advisory Board, officer, employee or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

DESCRIPTION OF SHARES

      The Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund. To date, the Fund is authorized to issue Institutional Shares and Select Shares.

      Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

      The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

      Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees also are required, under certain circumstances, to assist shareholders in communicating with other shareholders.


      As of January 31, 2001, no one owned of record or was known by the Fund to own beneficially owned more than 5% of the outstanding shares of the Trust.

      The address of each owner listed above is c/o JPMIM, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information the officers and the Trustees and Members of the Advisory Board as a group owned less than 1% of the beneficial shares of the Fund.


      As of January 31, 2001, noone owned of record or was known by the Fund to own beneficially more than 5% of the outstanding shares of the Trust.


TAXES

      The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

      The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities and other income (including but not limited to gains from options and futures contracts) derived with respect to its business of investing in such stock or securities; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

      As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to federal income tax.

      Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

      For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

      For federal income tax purposes, the Fund had a capital loss carry forward at October 31, 2000 of $1,475,360, of which $447,291 expires in the year 2007 and $1,028,069 expires in the year 2008. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.


      The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which is properly designated as consisting of interest received by the Fund on tax exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund, other than the alternative minimum tax under certain circumstances. In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances.


      Distributions of net investment income and realized net short-term capital gain in excess of net long-term capital loss (other than exempt interest dividend) is generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. If dividend payments exceed income earned by the Fund, the overdistribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.


      Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.


      Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long term capital gain of an individual holder generally is subject to a maximum tax rate of 20%. However, if Fund shares are acquired by an individual after December 31, 2000 and held for more than five years, the maximum long-term capital gain tax rate generally will be reduced to 18%. Any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less (i) will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares and (ii) will be disallowed to the extent of any tax-exempt interest dividends received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitation on the deductible of capital losses.


      Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

      Certain forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on forward currency contracts, options and futures contracts or on the underlying securities.

      Certain options, futures and foreign currency contracts held by the Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes - i.e., treated as having been sold at market value. For certain options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.


      If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

      Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations.


      Generally, a foreign shareholder must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirement generally will also apply to the partners of the partnership and the partnership must provide certain information. A foreign shareholder that is eligible for a reduced rate of United States withholding tax under tax treaty may obtain a refund of any amounts withheld in excess of that rate by filing a refund claim with the United States Internal Revenue Service.


      Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.


      In the case of a foreign shareholder who is a nonresident alien individual or foreign entity and that is a beneficial owner of Fund shares, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless such foreign shareholder provides an IRS Form W-8BEN certifying that it is a non-U.S. person for U.S. federal income tax purposes, or otherwise established an exemption. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.


      State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The

Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

      Telephone calls to the Fund, J.P. Morgan or State Street may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

      Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or FDI. The Prospectuses and this Statement of Additional Information do not constitute an offer by the Fund or by FDI to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or FDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

      The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Fund are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722.


--------------------------------------------------------------------------------
                                             Date of Annual Report;
Name of Fund                                 Date Filed; and Accession Number
--------------------------------------------------------------------------------
J.P. Morgan Tax Aware Enhanced               10/31/00; 12/27/00;
Income Fund                                  0001016937-00-000026
--------------------------------------------------------------------------------

APPENDIX A

Description of Security Ratings
STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -  An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - This designation indicates that the degree of safety regarding timely payment is satisfactory.

A-3 - This designation indicates that the degree of safety regarding timely payment is adequate.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, Including Tax Exempt

Prime-1 -   Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        -   Leading market positions in well established industries.

        -   High rates of return on funds employed.

        - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

PART C


--------------------------------------------------------------------------------
ITEM 23.  EXHIBITS.

      (a) Declaration of Trust.(1)

      (a)1 Amendment No. 1 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(2)

      (a)2 Amendment No. 2 to Declaration of Trust, Second Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(4)

      (a)3 Amendment No. 3 to Declaration of Trust, Third Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(6)

      (a)4 Amendment No. 4 to Declaration of Trust, Fourth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(8)

      (a)5 Amendment No. 5 to Declaration of Trust, Fifth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(10)

      (a)(6) Amendment No. 6 to Declaration of Trust, Sixth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. (14)

      (a)(7) Amendment No. 7 to Declaration of Trust, Seventh Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. (Filed herewith)

      (a)(8) Amendment No. 8 to Declaration of Trust, Eighth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. (Filed herewith)

      (a)(9) Amendment No. 9 to Declaration of Trust, Ninth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. (Filed herewith)

      (b) Restated By-Laws.(2)

      (b)(1) Amendment to Restated By-Laws (12)


      (d) Amended Investment Advisory Agreement between Registrant and J.P.Morgan Investment Management Inc. ("JPMIM").(9)

      (e) Form of Distribution Agreement between Registrant and Funds Distributor, Inc. ("FDI").(2)

      (g) Form of Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street").(2)

      (g)2 Custodian Contract between Registrant and Bank of New York.(12)

      (h)1 Form of Co-Administration Agreement between Registrant and FDI.(2)

      (h)2 Form of Administrative Services Agreement between Registrant and Morgan Guaranty Trust Company of New York ("Morgan").(2)


      (h)2(a) Form of Restated Administrative Services Agreement between Registrant and Morgan (15)


      (h)3 Form of Transfer Agency and Service Agreement between Registrant and State Street.(2)

      (h)4 Form of Restated Shareholder Servicing Agreement between Registrant and Morgan.(9)

      (j) Consent of independent accountants.(filed herewith)

      (l) Purchase agreement with respect to Registrant's initial shares.(2)

      (n) Financial Data Schedules (not applicable)

      (o)1 18f-3 Plan for J.P. Morgan California Bond Fund.(3)

      (o)2 18f-3 Plan for J.P. Morgan Global 50 Fund. (7)

      (o)3 18f-3 Plan for J.P. Morgan Tax Aware Enhanced Income Fund (11)


      (p) Code of Ethics. (13)

      (p)1 Amended Code of Ethics between Registrant and JPMIM filed herewith.


----------
(1) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 29, 1996 (Accession No. 0000912057-96-019242).

(2) Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(3) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 10, 1997 (Accession No.0001016964-97-000014).

(4) Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 19, 1997 (Accession No.0001016964-97-000117).

(5) Incorporated herein from Registrant's registration statement on Form N-1A as filed on October 21, 1997 (Accession No.0001042058-97-000005).

(6) Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 2, 1998 (Accession No.0001041455-98-000012).

(7) Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 2, 1998 (Accession No.0001042058-98-000030).

(8) Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 28, 1998 (Accession No.0001041455-98-000039).

(9) Incorporated herein from Registrant's registration statement on

Form N-1A as filed on August 25, 1998 (Accession No.0001041455-98-000054).

(10) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 30, 1998(Accession No. 0001041455-98-000054).

(11) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 1, 1999 (Accession No.0000899681-99-000024).

(12) Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 1, 2000, (Accession Number 0001041455-00-000052)

(13) Incorporated herein from Registrant's registration statement on Form N-1A as filed on April 17, 2000, (Accession Number 0001041455-00-000096).


(14) Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 28, 2000. (Accession Number 0001041455-00-00136)

(15) Incorporated herein from Registrant's registration statement on Form N-1A as rated on December 11, 2000 (Accession Number 0000912057-00-053000


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not applicable.

ITEM 25. INDEMNIFICATION.


Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings,and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The business of J.P. Morgan is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J. P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

ITEM 27. PRINCIPAL UNDERWRITERS.

      (a) Funds Distributor, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

      Funds Distributor, Inc. acts as principal underwriter for the following investment companies other than the Registrant:

The Brinson Funds
CDC MPT+ Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Global Funds, Inc.
Dresdner RCM Investment Funds Inc.
GMO Trust
J.P. Morgan Institutional Funds
J.P. Morgan Funds
JPM Series Trust
JPM Series Trust II
LaSalle Partners Funds, Inc.
LMCG Funds
Merrimac Series
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
Nomura Pacific Basin Fund, Inc.
Orbitex Group of Funds
The Saratoga Advantage Trust
SG Cowen Funds, Inc.
SG Cowen Income + Growth Fund, Inc.
SG Cowen Standby Reserve Fund, Inc.
SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
SG Cowen Series Funds, Inc.
The Skyline Funds
St. Clair Funds, Inc.
TD Waterhouse Family of Funds, Inc.
TD Waterhouse Trust


      Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly-owned subsidiary of Boston

Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

      (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.


                        Positions and offices          Positions and offices
Name                    with underwriter               with fund
------------------      ------------------------       ------------------------

Marie E. Connolly       Director, President and        Vice President and
                        Chief Executive Officer        Assistant Treasurer

George Rio              Director and Executive         President and Treasurer
                        Vice President

Gary S. MacDonald       Executive Vice President       (none)
                        And Chief Administrative
                        Officer

William S. Nichols      Executive Vice President       (none)

W. Charles Carr         Executive Vice President       (none)

Joseph F. Tower, III    Senior Vice President          (none)
                        and Treasurer

Margaret M. Chambers    Senior Vice President,         Vice President and
                        General Counsel, Chief
                        Secretary Compliance Officer,
                        Secretary and Clerk

William J. Stetter      Senior Vice President and      (none)
                        Chief Financial Officer

Christopher J. Kelley   Senior Vice President,         Vice President and
                        Deputy General Counsel         Assistant Secretary

Mary A. Nelson          Senior Vice President          Vice President and
                                                       Assistant Treasurer

William J. Nutt         Director, Chairman of the      (none)
                        Board


      (c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Rules thereunder will be maintained at the offices of:

      Morgan Guaranty Trust Company of New York and J.P. Morgan Investment Management Inc.: 60 Wall Street, New York, New York 10260-0060, 9 West 57th Street, New York, New York 10019 or 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as investment advisor, shareholder servicing agent and administrative services agent).

      The Bank of New York, 1 Wall Street, New York, New York 10086 (records relating to its functions as custodian and fund accounting agent).

      State Street Bank and Trust Company: 1776 Heritage Drive, North Quincy, Massachusetts 02171 (records relating to its functions as custodian, transfer agent and dividend disbursing agent).

      Funds Distributor, Inc.: 60 State Street, Suite 1300, Boston, Massachusetts 02109 (records relating to its functions as distributor and co-administrator).

      Pierpont Group, Inc.: 461 Fifth Avenue, New York, New York 10017 (records relating to its assisting the Trustees in carrying out their duties in supervising the Registrant's affairs).

ITEM 29. MANAGEMENT SERVICES.

            Not applicable.

ITEM 30. UNDERTAKINGS.

      (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the second full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outtstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the __th day of February, 2001.


J.P. MORGAN SERIES TRUST



By /s/ Christopher Kelley
  ---------------------------------
  Christopher Kelley
  Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February __, 2001


George A. Rio*
-----------------------------------
George A. Rio
President and Treasurer
Officer of the Portfolios

Matthew Healey*
-----------------------------------
Matthew Healey
Trustee, Chairman and Chief Executive Officer (Principal Executive Officer)

Frederick S. Addy*
-----------------------------------
Frederick S. Addy
Trustee

William G. Burns*
-----------------------------------
William G. Burns
Trustee

Arthur C. Eschenlauer*
-----------------------------------
Arthur C. Eschenlauer
Trustee

Michael P. Mallardi*
-----------------------------------
Michael P. Mallardi
Trustee


*By /s/ Christopher Kelley
   --------------------------------
   Christopher Kelley
   as attorney-in-fact pursuant to
   a power of attorney.

                                INDEX TO EXHIBITS


Exhibit No.       Description of Exhibit
-------------    ------------------------
EX-99.(a)         Amendment No. 7 to Declaration of Trust
                  Amendment No. 8 to Declaration of Trust
                  Amendment No. 9 to Declaration of Trust
EX-99.(j)         Consent of Independent Accountants
EX-99.(p)         Amended Code of Ethics J.P. Morgan